As filed with the Securities and Exchange Commission on September 22, 2017

Registration No. 333-219377

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ PRE-EFFECTIVE AMENDMENT NO. 1

☐ POST-EFFECTIVE AMENDMENT NO.

MVC CAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

287 Bowman Avenue

2nd Floor

Purchase, NY 10577

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (914) 701-0310

Michael T. Tokarz, Chairman

MVC Capital, Inc.

287 Bowman Avenue

2nd Floor

Purchase, NY 10577

(Name and Address of Agent for Service)

Copies of information to:

George M. Silfen, Esq.

Kramer Levin Naftalis & Frankel LLP

1177 Avenue of the Americas

New York, NY 10036

(212) 715-9100

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐                                     This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐                                     This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is                      .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price		Amount of Registration Fee
Common Stock, $0.01 par value per share(2)
Preferred Stock(2)
Warrants(3)
Debt Securities(4)
Total			$250,000,000	(5)	$28,975	(1)

(1)          Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)          Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of common stock or preferred stock as may be sold, from time to time.

(3)          Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.

(4)          Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $250,000,000.

(5)          In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $250,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS

$250,000,000

Common Stock
Preferred Stock
Warrants
Debt Securities

MVC Capital, Inc. is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to seek to maximize total return from capital appreciation and/or income. Our current focus is more on achieving total return through generating income/yield for our shareholders. We seek to achieve our investment objective primarily by providing debt and equity financing to small and middle-market companies that are, for the most part, privately owned. No assurances can be given that we will achieve our objective.

We are managed by The Tokarz Group Advisers LLC, a registered investment adviser.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $250,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

Our common stock is traded on the New York Stock Exchange under the symbol “MVC.”

This prospectus, and the accompanying prospectus supplement, if any, sets forth information about us that a prospective investor should know before investing. It includes the information required to be included in a prospectus and statement of additional information. Please read it before you invest and keep it for future reference. You may request a free copy of this prospectus, and the accompanying prospectus supplement, if any, annual and quarterly reports, and other information about us, and make shareholder inquiries by calling (914) 510-9400, by writing to us or from our website at www.mvccapital.com. Additional information about us has been filed with the Securities and Exchange Commission and is available on the Securities and Exchange Commission’s website at www.sec.gov.

We invest in securities that generally are not rated by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are commonly referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Our shares have historically traded at a discount to net asset value, which may create an additional risk of loss of your investment.

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Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in “Risk Factors” beginning on page 16 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

               , 2017

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TABLE OF CONTENTS

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement; however, the prospectus and such supplement will be updated to reflect any material changes. Our business, financial condition, results of operations and prospects may have changed since then.

PROSPECTUS SUMMARY	1
WHERE YOU CAN FIND ADDITIONAL INFORMATION	12
FEES AND EXPENSES	12
SELECTED CONSOLIDATED FINANCIAL DATA	14
RISK FACTORS	16
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS	32
USE OF PROCEEDS	32
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS	33
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	34
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	75
SENIOR SECURITIES	75
ABOUT MVC CAPITAL	77
PORTFOLIO COMPANIES	92
DETERMINATION OF COMPANY’S NET ASSET VALUE	96
MANAGEMENT	100
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS	109
ADVISORY AGREEMENT	111
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	117
FEDERAL INCOME TAX MATTERS	118
CERTAIN GOVERNMENT REGULATIONS	123
DIVIDEND REINVESTMENT PLAN	125
DESCRIPTION OF SECURITIES	125
PLAN OF DISTRIBUTION	128
LEGAL COUNSEL	129
SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR	129
BROKERAGE ALLOCATION AND OTHER PRACTICES	129
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	129
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS	F-1

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to an aggregate of $250,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading “Where You Can Find Additional Information” and the section under the heading “Risk Factors” before you make an investment decision.

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PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. We encourage you to read this entire document and the documents to which we have referred.

In this prospectus and any accompanying prospectus supplement, unless otherwise indicated, “MVC Capital,” “we,” “us,” “our” or the “Company” refer to MVC Capital, Inc. and its subsidiary, MVC Financial Services, Inc. (“MVCFS”), and “TTG Advisers” or the “Adviser” refers to The Tokarz Group Advisers LLC.

ABOUT MVC CAPITAL

Overview

MVC Capital is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. MVC Capital provides debt and other investment capital/financing to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries primarily located in the United States. Our investments can take the form of senior and subordinated loans, convertible securities, common and preferred stock and warrants or rights to acquire equity interests. Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “MVC.”

Our Corporate History

The Company was organized on December 2, 1999. Prior to July 2004, our name was meVC Draper Fisher Jurvetson Fund I, Inc. On March 31, 2000, the Company raised $330.0 million in an initial public offering whereupon it commenced operations as a closed-end investment company.

From 2000 through 2003, the Company experienced significant valuation declines from investments made by the original management team. During fiscal 2002, the Company’s largest shareholder at the time launched a proxy contest against the former management. On December 2, 2002, the Company announced it had begun doing business under the name MVC Capital. In late February 2003, a shareholder meeting was held which replaced the entire board of directors (the “Board of Directors” or “Board”) who then removed the former management of the Company.

In September 2003, the Company’s shareholders voted to implement the Board of Director’s long-term plan to adopt and amend the investment objective and strategy of the Company, seeking to maximize total return from more traditional mezzanine investments, senior and subordinated loans and other private equity investments and to elect a new Chairman and Portfolio Manager, Michael Tokarz.

While the Company has been in operation since 2000, fiscal 2004 marked a new beginning for the Company as this period reflects when Mr. Tokarz and his management team assumed portfolio management responsibilities for the Company.  As part of this change, Mr. Tokarz and his team determined to manage the existing investments made by the prior management which we refer to as our “Legacy Investments.” After only three quarters of operations under the new management team, the Company posted a profitable third quarter for fiscal year 2004, reversing a trend of 12 consecutive quarters of net investment losses and earned a profit for the entire fiscal year.

As described above, the current management team determined to manage the Legacy Investments, which were comprised of all the remaining portfolio investments made by the original management team. At the time that the current management team took over the portfolio responsibilities of the Company, the fair market value of the Legacy Investments was $24.1 million. Through active management of these assets, current management was able to realize $58.6 million of cash from the Legacy Investments, providing more than $34 million of value to the Company’s shareholders. At July 31, 2017, the fair value of portfolio investments of the Legacy Investments was $5.6 million.  We generally seek to capitalize on opportunities to realize cash returns on these investments when presented with a potential “liquidity event,” i.e., a sale, public offering, merger or other reorganization.

During fiscal 2006, the Company found itself being presented with a number of opportunities to manage and invest in various private funds and offshore enterprises. Under the internal management structure, due to regulatory and tax constraints on the Company, due to its status as a business development company and regulated investment company, the Company was restricted in its ability to participate in many of these opportunities. During fiscal 2006, the Board developed a structure that would allow the Company’s stockholders to benefit from a broader range of investment and management opportunities and, in this connection, determined to externalize the Company’s management. The Board proposed the externalization to shareholders for a vote, which was overwhelmingly approved in September 2006. As a result, beginning on November 1, 2006, TTG Advisers began serving as the Company’s external investment adviser. (All of the employees of the Company immediately prior to that date became employees of TTG Advisers.) The Company’s investment approach and selection process has remained the same under the externalized management structure.  Our Board of Directors, including all of the Independent Directors, last approved a renewal of the advisory agreement with TTG Advisers (the “Advisory Agreement”) at their in-person meeting held on October 28, 2016.

Our Management

The Company is managed by TTG Advisers, the Company’s investment adviser, which is headed by Michael Tokarz, who has over 40 years of lending and investment experience. TTG Advisers has a dedicated originations and transaction development investment team with significant experience in private equity, leveraged finance, investment banking, distressed debt transactions and business operations. The members of the investment team have invested in and managed businesses during both recessionary and expansionary periods, through interest rate cycles and a variety of financial market conditions. TTG Advisers has 13 full-time investment professionals. TTG Advisers also uses the services of other investment professionals with whom it has developed long-term relationships, on an as-needed basis. In addition, TTG Advisers employs 8 (eight) other full-time professionals who manage the operations of the Company and provide investment support functions both directly and indirectly to our portfolio companies.

When the current management team began managing the Company in fiscal 2004, total assets after the tender offer were $108.3 million. Since then and through July 31, 2017, the Company generated over $226.6 million of bottom line performance (net change in net assets resulting from operations). The current management team has also earned approximately $158.8 million in realized and unrealized gains (net of realized and unrealized losses) thus far on the portfolio (through July 31, 2017) and has repurchased approximately $73.5 million of stock below NAV, including the shares purchased during the most recently completed tender offer as well as the 2004 tender offer.

Beginning in fiscal 2004, after nearly three years of not paying a dividend under the previous management team, the Company began paying a $0.12 per share dividend, with an average annual distribution rate through fiscal year 2016 of $0.47 per share since that time. From fiscal 2004 through fiscal 2016, the Company paid over $138.7 million in dividends, of which, on a tax basis, $102.9 million was paid from ordinary income, $31.9 million was paid from capital gains and $3.9 million represented a return of capital on a shareholder’s investment. During fiscal 2016, the Company paid $0.71 per share in dividends. Recently, the Company paid a $0.135 per share dividend for each of the first and second fiscal quarters of 2017. The most recent distribution payment represents the 48th consecutive quarterly dividend paid by the Company since implementing a dividend policy in July 2005.

Our Portfolio

We continue to perform due diligence and seek new investments that are consistent with our objective of maximizing total return from capital appreciation and/or income. Our current focus is more on achieving total return through generating income/yield for our shareholders. We believe that we have extensive relationships with private equity firms, investment banks, business brokers, commercial banks, accounting firms, law firms, hedge funds, other investment firms, industry professionals and management teams of several companies, which can continue to provide us with investment opportunities.

We are currently working on an active pipeline of potential new investment opportunities. As of July 31, 2017, our portfolio is comprised of approximately 59.7% debt or similar income-producing investments and 40.3% equity investments. Our goal is that, over time, debt or similar income-producing investments (i.e., investments that produce regular income or cash distributions) will comprise a significant majority of our portfolio. In furtherance of this goal, we have sold various equity investments. In fact, we recently completed the sale of our largest equity investment, U.S. Gas & Electric, Inc. (“U.S. Gas”). MVC received gross consideration for its investment in U.S. Gas valued at $126.1 million, including $11.0 million for the repayment of its two outstanding loans from MVC. The fair value of the consideration received by MVC for its equity investment in U.S. Gas was $115.1 million. As a result of the gross consideration received, MVC realized a gain of $114.6 million from this investment, excluding all fees and distributions received since its initial investment in 2007.

We expect that our loans and any equity investments will generally range between $3 million and $25 million each, although we may occasionally invest smaller or greater amounts of capital depending upon the particular investment. While the Company does not adhere to a specific asset allocation mix, no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses, determined as of the close of each quarter. Our portfolio company investments are typically illiquid and are made through privately negotiated transactions. We generally target companies with annual revenues of between $10.0 million and $150.0 million and annual EBITDA (earnings before net interest expense, income tax expense, depreciation and amortization) of between $3.0 million and $25.0 million. We generally seek to invest in companies that are believed by the Adviser to have a history of strong, predictable, positive EBITDA. The Company has been focusing its strategy more on yield generating investments, which can include, but not be limited to senior and subordinated loans, convertible debt, common and preferred equity with a coupon or liquidation preference and warrants or rights to acquire equity interests.

In fiscal year 2017, we have continued the transition to our yielding strategy. We have done this through selling a number of equity investments, including our recently completed sale of U.S. Gas, our then-largest portfolio company for approximately $128.1 million in total consideration, including the repayment of outstanding loans by MVC and accrued fees. During this current fiscal year, we have also received $12.2 million from the MVC Private Equity Fund L.P.’s (the “PE Fund”) sale of AccuMed Corp. (“AccuMed”) on December 23, 2016, realizing a gain of $9.8 million for MVC; converted our equity investment in Turf Products, LLC (“Turf “) to a debt investment, receiving a $323K distribution which was treated as a return of capital, and realizing a capital gain of $609K; and sold our common stock and warrant of Vestal Manufacturing Enterprises, Inc. (“Vestal”) for $1.1 million, resulting in a realized capital gain of $850K. The Company also received a principal payment from Vestal of approximately $4.1 million on its senior subordinated loan, resulting in an outstanding balance of approximately $2.5 million at a revised interest rate of 12%. Additionally, the Company received total proceeds of approximately $18.1 million from the repayment of the outstanding Biogenic Reagents (“Biogenics”) loans. The total proceeds from Biogenics include repayment of all outstanding principal and a substantial portion of the unpaid accrued interest related to the loans that was previously reserved against in full beginning on April 1, 2016. Finally, we received $3.0 million and $5.1 million from Thunderdome Resturants, LLC (“Thunderdome”) and Pride Engineering, LLC (“Pride”), respectively, including all accrued interest.  These sales and repayments have improved our liquidity position which provides us with flexibility to pursue share repurchases, a tender offer, increased shareholder distributions and/or redeploy capital into debt or similar income-producing investments.  During the fiscal year, we have deployed capital opportunistically to support our existing portfolio companies. We made 5 follow-on investments in existing portfolio companies as follows: On November 9, 2016, the Company invested approximately $59,000 in MVC Environmental and received an additional 30 shares of common stock.  On December 1, 2016, the Company loaned an additional $500,000 to United States Technologies, Inc. (“U.S. Tech”) increasing the total amount outstanding to $5.5 million.  On December 13, 2016, the Company loaned an additional $475,000 to MVC Automotive Group GmbH (“MVC Automotive”) increasing the amount outstanding on the bridge loan to approximately $3.8 million.  The maturity date was also extended to December 31, 2017.  On April 3, 2017, the Company loaned Security Holdings B.V. (“Security Holdings”) approximately $4.1 million in the form of a bridge loan with an interest rate of 5% and a maturity date of December 31, 2019.  On May 3, 2017, the Company invested approximately $1.1 million in MVC Automotive for additional common equity and loaned MVC Automotive approximately $1.1 million, increasing the amount outstanding on the bridge loan to approximately $4.9 million.  The maturity date was also extended to June 30, 2018.

MVC Private Equity Fund, L.P. In seeking to achieve our investment objective, we established subsidiaries to sponsor, and provide services to the PE Fund. The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including enhancing the Company’s ability to make investments that represent more than 5% of our total assets or more than 10% of the outstanding voting securities of the issuer (“Non-Diversified Investments”) through the PE Fund. Specifically, on October 29, 2010, the Company committed to invest approximately $20.1 million in the PE Fund. MVC GP II, LLC, an indirect wholly-owned subsidiary of the Company, serves as the general partner of the PE Fund (the “GP”). Substantially all of the Company’s commitment was made by our wholly-owned subsidiary, MVC Partners, LLC (“MVC Partners”) as a limited partner investor in the Fund. Additionally, pursuant to the direction of the Company and the GP, MVC Partners, as the anchor investor and sponsor of the PE Fund, was designated as the “Carried Interest Partner,” entitling it to up to 30% of the carried interest generated by the PE Fund. For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies.  Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund.  In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees and any carried interest generated by the PE Fund and its portfolio companies.  Given this separate arrangement with the GP and the PE Fund, under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund. The GP’s general partnership interest capital commitment is nominal — approximately $500,000 of the total $20.1 million capital commitment attributable to the Company. The Company’s capital commitment (i.e., its investment in the Fund) was made mostly through MVC Partners’ limited partnership interest for tax efficiency reasons, including that, for tax purposes, MVC Partners is a partnership (i.e., a look through vehicle), which can help limit the Company’s taxable income associated with its investment in the PE Fund. The PE Fund closed on approximately $104 million of capital commitments. As of July 31, 2017, $14.6 million of the Company’s commitment has been contributed. As of July 31, 2017, the PE Fund had invested in Plymouth Rock Energy, LLC, Gibdock Limited, Focus Pointe Holdings, Inc., and Advanced Oilfield Services, LLC . On December 23, 2016, the PE Fund sold AccuMed Corp. (“AccuMed”), upon which MVC received $12.2 million, realizing a gain of $9.8 million for MVC. The PE Fund’s investment period ended on October 28, 2014, though additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund. We may continue to establish additional subsidiaries for similar purposes and/or sponsor additional private equity or other investment funds in seeking to achieve our investment objective.

Our portfolio company investments currently consist of senior and subordinated loans, convertible securities, common and preferred stock, other forms of equity interest and warrants or rights to acquire equity interests, in addition to our interest in the PE Fund. At July 31, 2017, the fair value of all investments in portfolio companies was approximately $303.0 million and our gross assets were approximately $426.7 million.

We expect that our investments in senior loans, subordinated debt, mezzanine debt and other debt or similar income-producing instruments will generally have stated terms of three to ten years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt or similar income-producing investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s). In addition, we may invest without limit in debt of any rating and debt that has not been rated by any nationally recognized statistical rating organization.

Our Board of Directors has the authority to change any of the strategies described in this prospectus without seeking the approval of our shareholders. However, the 1940 Act prohibits us from altering or changing our investment objective, strategies or policies such that we cease to be a business development company and prohibits us from voluntarily withdrawing our election to be regulated as a business development company, without the approval of the holders of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Company.

COMPETITIVE ADVANTAGES

We believe that the following capabilities provide us with a competitive advantage over various other capital providers to small- and middle-market companies:

Our Team’s Experience and Expertise. The investment team of TTG Advisers is headed by Michael Tokarz, who has over 40 years of lending and investment experience, 17 of which were with Kohlberg Kravis Roberts & Co., Warren Holtsberg who has extensive investment experience, including as Corporate Vice President of Equity Investments and as Founder and Head of Motorola Ventures where he spent 13 years, including eight years actively managing the corporate venture group, and David Williams, who leads our yielding investment strategy with more than 150 transactions led or co-led prior to his tenure at TTG Advisers.

TTG Advisers has a dedicated originations and investment team comprised of 13 investment professionals with the senior most professionals having over 30 years average experience in private equity, leveraged finance, investment banking, distressed debt transactions and business operations. The members of the investment team have experience managing investments and businesses during both recessionary and expansionary periods, through interest rate cycles and a variety of financial market conditions. TTG Advisers also retains the services of other investment and industry professionals with whom it has developed long-term relationships, on an as-needed basis. In addition, TTG Advisers employs 8 other professionals who manage our operations and provide investment support functions both directly and indirectly to our portfolio companies.

Proprietary Deal Flow. We have relationships with various private equity firms, investment banks, business brokers, commercial banks, accounting firms, law firms, hedge funds, other investment firms, industry professionals and management teams of several companies, all of which provide us with access to a variety of investment opportunities. Because of these relationships, we often have the first or exclusive opportunity to provide investment capital and thus may be able to avoid competitive situations.

Creative and Extensive Transaction Structuring. We are flexible in the types of securities in which we invest and their structures, and can invest across a company’s capital structure. We believe that the investment team’s creativity and flexibility in structuring investments, coupled with our ability to invest in companies across various industries, gives us the ability to identify investment opportunities and provides us with the opportunity to be a “one-stop” capital provider to small- and mid-sized companies.

Efficient/Collaborative Organizational Structure. In contrast to traditional private equity and mezzanine funds, which typically have a limited life, there is no set term for the life of the Company, which provides us with a permanent capital base. We believe this greater flexibility with respect to our investment horizon affords us greater investment opportunities and is also attractive to our investors and potential investee companies, as our structure enables us to be a long-term partner for our portfolio companies.

Counsel to Portfolio Companies. We provide valuable support to our portfolio companies in different ways including: offering advice to senior management on strategies for realizing their objectives, advising or participating on their boards of directors, offering ideas to help increase sales, offering advice on improving margins and operating more efficiently, helping to augment the management team, capital structure assistance and providing access to external resources (e.g., financial, legal, accounting, or technology).

Existing Investment Platform: As of July 31, 2017, we had approximately $426.7 in gross assets under management. During the 2017 fiscal year thus far, the Company made two new investments and five follow-on investments, as there was limited capital available for investment. In fiscal 2016, the Company made six new investments and nine follow-on investments. The total capital committed in fiscal year 2017 thus far was $72.4 million or $7.3 million excluding the securities received from the US Gas transaction, compared to $44.2 million in fiscal 2016.  We believe that our current investment platform provides us with the ability to, among other things, identify investment opportunities and conduct marketing activities and extensive due diligence for potential investments. David Williams and his team of three other debt investment professionals were able to close in excess of 40 transactions per year from 2011 through 2014.  With our improved liquidity position, we anticipate increased investment activity.

Oversight: The public nature of the Company allows for oversight not normally found in a typical private investment firm. This oversight is provided by the SEC, the NYSE, the Company’s Board and, most importantly, the Company’s shareholders. The Company, through its periodic filings with the SEC, provides transparency into its investment portfolio and operations thus allowing shareholders access to information about the Company on a regular basis.

Diverse Industry Knowledge: We provide financing to companies in a variety of industries. We generally look at companies with secure market niches and a history of predictable or dependable cash flows in which members of the investment team have prior investment experience. We believe that the ability to invest in portfolio companies in various industries has the potential to give our portfolio greater diversity.

Disciplined and Opportunistic Investment Philosophy: Our investment philosophy and method of portfolio construction involves an assessment of the overall macroeconomic environment, financial markets and company-

specific research and analysis. While the composition of our portfolio may change based on our opportunistic investment philosophy, we continue to seek to provide long-term debt and other investment capital to small and middle-market companies that we believe will provide us strong returns on our investments while taking into consideration the overall risk profile of the specific investment.

Tax Status and Capital Loss Carry Forwards: The Company has elected to be taxed as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Company to continue to meet the requirements for RIC status. As a RIC, the Company is not subject to federal income tax to the extent that it distributes all of its investment company taxable income and net realized capital gains for its taxable year (see “Federal Income Tax Matters”). This allows us to attract different kinds of investors than other publicly held corporations. The Company is also exempt from excise tax if it distributes at least (1) 98% of its ordinary income during each calendar year, (2) 98.2% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gain net income for previous years that were not distributed during those years. On October 31, 2016, the Company had a net capital loss carry forward of approximately $50.2 million which has no expiration date. To the extent future capital gains are offset by capital loss carry forwards, such gains need not be distributed. Our tax status generally allows us to “pass-through” our income to our shareholders as dividends without the imposition of corporate level taxation, if certain requirements are met. See “Federal Income Tax Matters.”

OPERATING AND REGULATORY STRUCTURE

As a business development company, we are required to meet certain regulatory tests, the most significant of which relate to our investments and borrowings. We are required to have at least 70% of the value of our total assets invested in “eligible portfolio companies” or cash or cash equivalents. Generally, U.S.-based, privately held or thinly-traded public companies are deemed “eligible portfolio companies” under the 1940 Act. A business development company must also maintain a coverage ratio of assets to borrowings of at least 200%. See “Certain Government Regulations.”

As a business development company, we must make available significant managerial assistance to our portfolio companies. We provide support for our portfolio companies in several different ways including: offering advice to senior management on strategies for realizing their objectives, advising or participating on their boards of directors, offering ideas to help increase sales, reviewing monthly/quarterly financial statements, offering advice on improving margins and saving costs, helping to augment the management team, providing capital structure expertise and providing access to external resources (e.g., financial, legal, accounting, or technology). We may receive fees for these services.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $250,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities. See “Plan of Distribution.”

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities for general corporate purposes, including, for example, investing in portfolio companies in accordance with our investment objective and strategy, repaying debt, funding distributions, funding our subsidiaries’ activities and/or repurchasing our shares either pursuant to the share repurchase program adopted by the Board or pursuant to one or more tender offers conducted under Rule 13e-4 of the Securities Exchange Act of 1934, as amended (the “1934 Act”). Pending such uses, we will hold the net proceeds from the sale of our securities in cash or invest all or a portion of such net proceeds in short term, liquid investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

DETERMINATION OF COMPANY’S NET ASSET VALUE

Pursuant to the requirements of the 1940 Act and in accordance with Accounting Standards Codification, Fair Value Measurements and Disclosures (“ASC 820”), we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by the Board of Directors which are consistent with ASC 820. As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures. Our Board of Directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.

Pursuant to our Valuation Procedures, the Valuation Committee (which is comprised of three Independent Directors) determines fair values of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). In doing so, the Valuation Committee considers recommendations of TTG Advisers. The Committee also takes into account input and reviews by third party consultants retained to support the Company’s valuation process. Presently, the Company has retained two valuation consultants to support the Committee’s process. The Company consults with the valuation consultants on at least a quarterly basis. The consultants reviewed, at least once during the course of the fiscal year to date, approximately 99% of the investment portfolio held at July 31, 2017 on a fair value basis. Larger invesmtents and/or those with more complex valuation methodologies have been reviewed more than once. The Company has also adopted other enhanced processes related to valuations of controlled/affiliated portfolio companies. Any changes in valuation are recorded in the consolidated statements of operations as “Net change in unrealized appreciation (depreciation) on investments.”

Currently, our NAV per share is calculated and published on a quarterly basis. The Company calculates our NAV per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation. Fair value of foreign investments reflect exchange rates, as applicable, in effect on the last business day of the quarter end. Exchange rates fluctuate on a daily basis, sometimes significantly.

At July 31, 2017 and October 31, 2016, approximately 62.84% and 81.37%, respectively, of total assets represented investments in portfolio companies recorded at fair value (“Fair Value Investments”).

Under most circumstances, at the time of acquisition, Fair Value Investments are carried at cost (absent the existence of conditions warranting, in management’s and the Valuation Committee’s view, a different initial value). During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors. No pre-determined formula can be applied to determine fair value. Rather, the Valuation Committee analyzes fair value measurements based on the value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale. The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, the recapitalization of a portfolio company or a public offering of its securities.

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value. To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors. The Company generally requires, where practicable, portfolio companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the fair value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs, which might become payable on disposition of such investments.

Our investments are carried at fair value in accordance with ASC 820. Unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by the Valuation Committee of our Board of Directors. For legally or contractually restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date minus a discount for the restriction. At July 31, 2017, we did not own restricted or unrestricted securities of publicly traded company in which we have a majority-owned interest, but did own one security in which we have a minority-owned interest.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy which prioritizes information used to measure value. In determining fair value, the Valuation Committee primarily uses the level 3 inputs referenced in ASC 820. See “Determination of Company’s Net Asset Value — Valuation Methodology” on page 95.

DISTRIBUTIONS

Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. Our quarterly dividends, if any, will be determined by our Board. Most recently, on July 31, 2017, we paid a quarterly dividend of $0.135 per share to shareholders of record on July 24, 2017, which was declared on July 14, 2017. No portion of this distribution is estimated to be characterized as a return of capital.

We intend to continue to qualify for treatment as a RIC under Subchapter M of the Code. In order to permit us to deduct from our taxable income dividends we distribute to our shareholders, in addition to meeting other requirements, we must distribute for each taxable year at least 90% of (i) our investment company taxable income (consisting generally of net investment income from interest and dividends and net realized short term capital gains) and (ii) our net tax-exempt interest income, if any. See “Federal Income Tax Matters” on page 112.

DIVIDEND REINVESTMENT PLAN

All of our shareholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan (the “Plan”). All such shareholders will have any cash dividends and distributions automatically reinvested by Computershare Ltd. (the “Plan Agent”) in additional shares of our common stock. Of course, any shareholder may elect to receive his or her dividends and distributions in cash. Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual shareholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for shareholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent, broker or other entity that holds the shares. You can contact Computershare Ltd. by calling toll free 1-718-575-2000 or by mail using the following principal business office: 250 Royall Street, Canton, Massachusetts 02021.

The Plan Agent serves as agent for the shareholders in administering the Plan. When we declare a dividend or distribution payable in cash or in additional shares of our common stock, those shareholders participating in the Plan will receive their dividend or distribution in additional shares of our common stock. Such shares will be either newly issued by us or purchased in the open market by the Plan Agent. If the market value of a share of our common stock on the payment date for such dividend or distribution equals or exceeds the net asset value per share on that date, we will issue new shares at the net asset value. If the net asset value exceeds the market price of our common stock, the Plan Agent will purchase in the open market such number of shares of our common stock as is necessary to complete the distribution.

CORPORATE INFORMATION

Our principal executive office is located at 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577 and our telephone number is (914) 510-9400.

Our Internet website address is http://www.mvccapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus unless otherwise indicated.

RISK FACTORS

An investment in MVC Capital involves certain significant risks relating to our business and investment objective. We have identified below a summary of these risks. For a more complete description of the risk factors impacting an investment in our securities, we urge you to read the “Risk Factors” section. There can be no assurance that we will achieve our investment objective and an investment in the Company should not constitute a complete investment program for an investor.

Business Risks

•                  We depend on key personnel of TTG Advisers, especially Mr. Tokarz, in seeking to achieve our investment objective.

•                  Our returns may be substantially lower than the average returns historically realized by the private equity industry as a whole.

•                  Substantially all of our portfolio investments and escrow receivables are recorded at “fair value” and, as a result, there is a degree of uncertainty regarding the carrying values of our portfolio investments.

•                  We previously identified a material weakness in our internal control over financial reporting, which has now been remediated. Any future failure to establish and maintain effective internal control over financial reporting could result in material misstatements in our financial statements and cause investors to lose confidence in our reported financial information, which in turn could cause the trading price of our securities to decline.

•                  Economic recessions or downturns, including the current economic instability in Europe and the United States, could impair our portfolio companies and have a material adverse impact on our business, financial condition and results of operations.

•                  We may not realize gains from our equity investments.

•                  The market for private equity investments can be highly competitive. In some cases, our status as a regulated business development company may hinder our ability to participate in investment opportunities.

•                  Our ability to use our capital loss carry forwards may be subject to limitations.

•                  Loss of pass-through tax treatment would substantially reduce net assets and income available for dividends.

•                  There are certain risks associated with the Company holding debt obligations that are treated under applicable tax rules as having original issue discount.

•                  Our ability to grow depends on our ability to raise capital.

•                  Complying with the RIC requirements may cause us to forgo otherwise attractive opportunities.

•                  Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.

•                  Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

•                  Changes in the law or regulations that govern business development companies and RICs, including changes in tax laws or regulations, may significantly impact our business.

•                  Results may fluctuate and may not be indicative of future performance.

•                  Our common stock price can be volatile.

•                  We are subject to market discount risk.

•                  We have not established a mandated minimum dividend payment level and we cannot assure you of our ability to make distributions to our shareholders in the future.

•                  During certain periods, our distributions have exceeded and may, in the future, exceed our taxable earnings and profits. Therefore, during those times, portions of the distributions that we make may represent a return of capital to you for tax purposes, which will reduce your tax basis in your shares.

•                  We have borrowed and may continue to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•                  Changes in interest rates may affect our cost of capital and net operating income and our ability to obtain additional financing.

•                  We may be unable to meet our covenant obligations under our credit facility, which could adversely affect our business.

•                  A small portion of our existing investment portfolio was not selected by the investment team of TTG Advisers.

•                  Under the Advisory Agreement, TTG Advisers is entitled to compensation based on our portfolio’s performance. This arrangement may result in riskier or more speculative investments in an effort to maximize incentive compensation. Additionally, because the base management fee payable under the Advisory Agreement is based on total assets less cash, TTG Advisers may have an incentive to increase portfolio leverage in order to earn higher base management fees.

•                  There are potential conflicts of interest that could impact our investment returns.

•                  Our relationship with any investment vehicle we or TTG Advisers manage could give rise to conflicts of interest with respect to the allocation of investment opportunities between us on the one hand and the other vehicles on the other hand.

•                  Wars, terrorist attacks, and other acts of violence may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.

•                  Our financial condition and results of operations will depend on our ability to effectively manage our future growth.

Investment Risks

•                  Investing in private companies involves a high degree of risk.

•                  Our investments in portfolio companies are generally illiquid.

•                  Our investments in small and middle-market privately-held companies are extremely risky and the Company could lose its entire investment.

•                  Our borrowers may default on their payments, which may have an effect on our financial performance.

•                  Our investments in mezzanine and other debt securities may involve significant risks.

•                  Our portfolio may be highly leveraged.

•                  We are a non-diversified investment company within the meaning of the 1940 Act, and therefore may invest a significant portion of our assets in a relatively small number of portfolio companies, which subjects us to a risk of significant loss should the performance or financial condition of one or more portfolio companies deteriorate.

•                  When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

•                  We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

•                  Our portfolio companies may incur obligations that rank equally with, or senior to, our investments in such companies. As a result, the holders of such obligations may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization, acquisition, merger or bankruptcy of the relevant portfolio company.

•                  Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.

•                  Hedging transactions may expose us to additional risks.

•                  Our investments in private equity funds, including the PE Fund, are subject to substantial risk, including a loss of investment.

•                  Investing in our securities may involve a high degree of risk.

Offering Risks

•                  Our common stock price can be volatile.

•                  Our common stock has historically traded at prices below our net asset value per share.

•                  Investing in our securities may involve a high degree of risk.

•                  We may allocate the net proceeds from an offering in ways with which you may not agree.

•                  Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

•                  Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing shareholders and be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933, as amended (the “Securities Act”). The registration statement contains additional information about us and the common stock being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain copies from the SEC at prescribed rates.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can inspect our SEC filings, without charge, at the public reference facilities of the SEC at 100 F Street, NE, Washington, DC 20549. The SEC also maintains a web site at http://www.sec.gov that contains our SEC filings. You can also obtain copies of these materials from the public reference section of the SEC at 100 F Street, NE, Washington, DC 20549, at prescribed rates. Please call the SEC at 1-202-551-8090 for further information on the public reference room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549-0102. You can also inspect reports and other information we file at the offices of the NYSE, and you are able to inspect those at 20 Broad Street, New York, NY 10005.

FEES AND EXPENSES

This table describes the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Shareholder Transaction Expenses (as a percentage of the offering price)
Sales load		%(1)
Offering expenses borne by us		%(2)
Automatic Dividend Reinvestment Plan Fees	$0.05	(3)
Total shareholder transaction expenses		%(4)
Estimated Annual Expenses (as a percentage of consolidated net assets attributable to common stock) (5)
Management Fee	2.29	%(6)(7)
Incentive fees payable under Advisory Agreement (20% of net realized capital gains (on investments made after November 1, 2003) and 20% of pre-incentive fee net operating income)	2.68	%(8)
Other expenses	1.91	%(9)
Acquired fund fees and expenses	0.28%
Interest payments on borrowed funds	3.65	%(10)
Total annual expenses (before Management Fee waiver/reduction)	10.81	%(7)
Less Management Fee waiver/reduction	(0.57	)% (7)
Total annual expenses (after Management Fee waiver/reduction)	10.241	%(7)(11)

Examples

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have $149.4 million of leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5.0% annual return	$100	$284	$449	$792

Although the example assumes (as required by the SEC) a 5.0% annual return (and assumes the amount of Incentive fee set forth in the Fee Table above), our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be at or below net asset value.

If, however, the 5.0% return results entirely from net realized capital gains (all of which is subject to our incentive fees on capital gains assuming no unrealized gains/losses and, thus, the amount of Incentive fee in the Fee Table is replaced by 1.00% (i.e., 20% of 5% net realized gains)), you would pay the following expenses on a $1,000 investment:

1 Year	3 Years	5 Years	10 Years
$84	243	391	718

See “Dividend Reinvestment Plan.”

The examples should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

(1)         In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)         The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)         A fee of $0.05 per share is charged to a participant in the dividend reinvestment plan for reinvestments in Company shares which are made on the open market.

(4)         The related prospectus supplement will disclose the offering price and the total shareholder transaction expenses as a percentage of the offering price.

(5)         “Consolidated net assets attributable to common stock” equals the weighted average of the Company’s consolidated net assets (i.e., total consolidated assets less total consolidated liabilities) estimated for the current fiscal year, including the anticipated net proceeds from an offering in the current fiscal year. Estimates for the current fiscal year for Management Fees, Other expenses and Interest payments on borrowed funds are based on average net assets of the Company for the current fiscal year (through July 31, 2017).

(6)         The amount of Management Fees shown in the Table is reflected as a percentage of net assets. Pursuant to the Advisory Agreement, the Company pays TTG Advisers a management fee, which is calculated as a percentage of total assets (excluding cash and the value of any investment by the Company not made in a portfolio company (“Non-Eligible Assets”) but including assets purchased with borrowed funds that are invested in portfolio companies). Under the Advisory Agreement, the management fee is calculated at a base annual rate of 2.00% (the “Management Fee Annual Rate”). The Management Fee Annual Rate is subject to waiver/reduction. See footnote 7 below. (Although the Company’s investments in the PE Fund may, as a technical matter, not be deemed a “Non-Eligible Asset,” such investments, due to a separate provision in the Advisory Agreement, are excluded from any management fee or incentive fee calculation and thus are not subject to fees paid under the Advisory Agreement. See “Advisory Agreement” for more information.)

(7)         The amount shown reflects the Adviser’s agreement to contractually waive (i.e., reduce) the Management Fee Annual Rate from 2.00% to 1.50% (the “Reduction”). The Reduction is in effect for at least the full fiscal year, from November 1, 2016 through October 31, 2017. The Reduction may not be terminated by the Adviser prior to November 1, 2017, nor may any amounts waived/reduced be recouped by the Adviser.

(8)         The incentive fee, which has two parts — an incentive fee on income and an incentive fee on capital gains, is payable to TTG Advisers based on our performance, may not be paid unless we achieve certain goals and remains unpaid until certain realization events occur. Because the example above assumes a 5.0% return, as required by the SEC, no incentive fee on income would be payable during the current fiscal year. The amount shown in the Table reflects an estimated amount of payable incentive fees based only on realized and unrealized capital gains/losses for the current fiscal year (through July 31, 2017). For a more detailed description of the management and incentive fees, see “Advisory Agreement” on page 105 below.

(9)         “Other expenses” are based on estimated amounts for the fiscal year ending October 31, 2017, which are based on the amounts incurred in the current fiscal year (through July 31, 2017). Included in other expenses is estimated current or deferred tax expense incurred by the Company and its consolidated subsidiaries.

(10)  The estimate is based on borrowings outstanding as of July 31, 2017 and our assumption is that our borrowings will remain similar to the amounts outstanding as of that date. We had outstanding borrowings of $114,408,750 at July 31, 2017. The estimate also includes expected interest expense on borrowings during the current fiscal year.

(11)  In addition to the Reduction, TTG Advisers agreed to an expense cap for the fiscal year 2017 pursuant to which it absorbs or reimburses operating expenses of the Company (promptly following the completion of such year), to the extent necessary to limit the Company’s expense ratio as a percentage of total assets (i.e., the consolidated expenses of the Company, including any amounts payable to TTG Advisers under the base management fee, but excluding the amount of any interest and other direct borrowing costs, taxes, incentive compensation, payments made by the general partner (“GP”) of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers and extraordinary expenses taken as a percentage of the Company’s total assets less cash) for such year to 3.25%. In addition, for the 2017 fiscal year, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement. The expense cap and voluntary waiver are described further in “Advisory Agreement” on page 105 below. If the expense cap and voluntary waiver(s) were taken into account in the fee table, the Company’s expense ratio for the current fiscal year would have been 10.19%.

SELECTED CONSOLIDATED FINANCIAL DATA

You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the fiscal years ended October 31, 2016, 2015, 2014, 2013 and 2012 are derived from the consolidated financial statements. The financial information for the fiscal years ended October 31, 2016 and October 31, 2015 were audited by the Company’s current independent registered public accounting firm, and the information for the prior fiscal years was audited by the Company’s prior independent public accounting firm. The selected financial data and other data for the nine months ended July 31, 2017, and 2016 are derived from our unaudited financial statements. Interim results as of and for the nine months ended July 31, 2017 are not necessarily indicative of the results that may be expected for the year ending October 31, 2017. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the consolidated financial statements and related notes included elsewhere herein. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments), which are necessary to present fairly the results for such interim periods. Pursuant to ASU 2015-03, “Simplifying the Presentation of Debt issuance Costs (Subtopic 835-30),” for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years reporting periods beginning after December 15, 2015, we are required to present debt issuance costs in the balance sheet as a deduction from the carrying amount of the related debt liability instead of as a deferred financing fee.  The application of this standard results in a retrospective elimination of deferred charges and a corresponding decrease of debt however, management has determined that the application of the standard does not result in a material change to the Company’s Annual Report for the year ended October 31, 2016 and therefore the consolidated financial statements included therein have not been retroactively restated. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 33 for more information.

Selected Consolidated Financial Data

	For the Nine Month	For the Nine Month
	Period Ended	Period Ended
	July 31, 2017	July 31, 2016	Year Ended
	(Unaudited)	(Unaudited)	October 31, 2016

	(In thousands, except per share data)
Operating Data:
Interest and related portfolio income:
Interest and dividend income	$12,213	$27,913	$32,698
Fee income	1,548	2,964	3,255
Fee income - asset management	853	1,073	1,414

Total operating income	14,614	31,950	37,367

Expenses:
Management fee	4,903	5,869	7,590
Portfolio fees - asset management	461	558	741
Management fee - asset management	178	247	319
Administrative	3,450	3,451	4,253
Interest and other borrowing costs	7,793	7,614	10,212
Net Incentive compensation (Note 11)	6,822	(2,607)	(2,030)

Total operating expenses	23,607	15,132	21,085

Expense waiver by Advisor	(113)	(113)	(150)
Voluntary management fee waiver by Advisor	(1,225)	(1,467)	(1,897)
Voluntary incentive fee waiver by Advisor	—	(1,000)	(1,000)
Total waiver by adviser	(1,338)	(2,580)	(3,047)

Total net operating expenses	22,269	12,552	18,038

Net operating (loss) income before taxes	(7,655)	19,398	19,329

Tax expense, net	1	1	2

Net operating (loss) income	(7,656)	19,397	19,327

Net realized and unrealized (loss) gain:
Net realized (loss) gain on investments	125,143	(40,101)	(45,157)
Net unrealized appreciation (depreciation) on investments	(86,135)	18,223	28,628

Net realized and unrealized (loss) gain on investments	39,008	(21,878)	(16,529)

Net increase (decrease) in net assets resulting from operations	$31,352	$(2,481)	$2,798

Per Share:
Net increase (decrease) in net assets per share resulting from operations	$1.39	$(0.11)	$0.12
Dividends per share	$0.405	$0.575	$0.710
Balance Sheet Data:
Portfolio at value	$303,036	$366,865	$360,120
Portfolio at cost	403,225	391,595	374,712
Total assets	426,737	435,561	434,491
Shareholders’ equity	301,774	278,541	279,558
Shareholders’ equity per share (net asset value)	$13.38	$12.27	$12.39
Common shares outstanding at period end	22,556	22,703	22,556
Other Data:
Number of Investments funded in period	7	13	15
Investments funded ($) in period	$7,396	$41,606	$43,968
Repayment/sales in period	105,149	60,182	75,105
Net investment activity in period	(97,753)	(18,576)	(31,137)

	2017			2016				2015
	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
	(In thousands, except per share data)
Quarterly Data (Unaudited):

Total operating income	7,305	3,929	3,380	5,417	8,005	15,855	8,090	6,046	7,524	5,273	4,856

Management fee	1,393	1,696	1,814	1,721	1,932	1,958	1,979	1,900	1,899	2,066	1,980
Portfolio fees - asset management	146	138	177	183	185	186	187	187	189	187	204
Management fee - asset management	67	49	62	72	60	86	101	85	77	(18)	16
Administrative	804	1,172	1,474	802	1,319	1,174	958	1,685	1,136	1,325	1,159
Interest, fees and other borrowing costs	2,649	2,606	2,538	2,598	2,488	2,497	2,629	2,532	2,627	2,616	2,455
Net Incentive compensation	5,077	985	760	577	(1,512)	1,135	(2,230)	(771)	(3,404)	(3,462)	(2,120)
Total waiver by adviser	(386)	(461)	(491)	(467)	(521)	(1,527)	(532)	(37)	(38)	(37)	(38)
Tax expense	—	—	1	1	—	1	—	—	1	1	—
Net operating (loss) income before net realized and unrealized gains	(2,445)	(2,256)	(2,955)	(70)	4,054	10,345	4,998	465	5,037	2,595	1,200
Net increase (decrease) in net assets resulting from operations	23,906	3,069	4,377	5,279	(3,536)	6,046	(4,991)	(2,045)	(13,959)	(11,813)	(9,743)
Net increase (decrease) in net assets resulting from operations per share	1.06	0.14	0.19	0.23	(0.16)	0.26	(0.21)	(0.10)	(0.61)	(0.52)	(0.43)
Net asset value per share	13.38	12.45	12.45	12.39	12.27	12.56	12.43	12.95	13.18	13.93	14.58

RISK FACTORS

Investing in MVC Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The Company’s risk factors include those directly related to the Company’s business, its investments, and potential offerings.

BUSINESS RISKS

Business risks are risks that are associated with general business conditions, the economy, and the operations of the Company. Business risks are not risks associated with our specific investments or an offering of our securities.

We depend on key personnel of TTG Advisers, especially Mr. Tokarz, in seeking to achieve our investment objective.

We depend on the continued services of Mr. Tokarz and certain other key management personnel of TTG Advisers. If we were to lose access to any of these personnel, particularly Mr. Tokarz, it could negatively impact our operations and we could lose business opportunities. There is a risk that Mr. Tokarz’s expertise may be unavailable to the Company, which could significantly impact the Company’s ability to achieve its investment objective.

Our returns may be substantially lower than the average returns historically realized by the private equity industry as a whole.

Past performance of the private equity industry is not necessarily indicative of that sector’s future performance, nor is it necessarily a good proxy for predicting the returns of the Company. We cannot guarantee that we will meet or exceed the rates of return historically realized by the private equity industry as a whole. Additionally, our overall returns are impacted by certain factors related to our structure as a publicly-traded business development company, including:

•                  The substantially lower return we are likely to realize on short-term liquid investments during the period in which we are identifying potential investments, and

•                  The periodic disclosure required of business development companies, which could result in the Company being less attractive as an investor to certain potential portfolio companies.

Substantially all of our portfolio investments and escrow receivables are recorded at “fair value” and, as a result, there is a degree of uncertainty regarding the carrying values of our portfolio investments.

Pursuant to the requirements of the 1940 Act, because our portfolio company investments do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by our Board of Directors. As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to the Valuation Procedures.

At July 31, 2017, approximately 62.84% of our total assets represented portfolio investments recorded at fair value.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining the fair value of a portfolio investment, the Valuation Committee analyzes, among other factors, the portfolio company’s financial results and projections and publicly traded comparable companies when available, which may be dependent on general economic conditions. We specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication (based on a significant development) that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate. Without a readily ascertainable market value and because of the inherent uncertainty of fair valuation, fair value of our investments may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Pursuant to our Valuation Procedures, our Valuation Committee (which is comprised of three Independent Directors) reviews, considers and determines fair valuations on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the consolidated statements of operations as “Net change in unrealized appreciation (depreciation) on investments.”

We previously identified a material weakness in our internal control over financial reporting, which has now been remediated. Any future failure to establish and maintain effective internal control over financial reporting could result in material misstatements in our financial statements and cause investors to lose confidence in our reported financial information, which in turn could cause the trading price of our securities to decline.

We previously identified a material weakness in our internal control over financial reporting related to the valuation of certain portfolio companies and, as a result of such weakness, our management concluded that our disclosure controls and procedures and internal control over financial reporting were not effective as of October 31, 2014 and October 31, 2015. This contributed to a delay in the filing of certain prior financial statements. The material weakness concerned the design and operating effectiveness of certain valuation related controls associated with investments in certain affiliated or controlled portfolio companies (e.g., MVC Auto and SGDA Europe). The Company addressed the material weakness through, among other things, adding new and/or enhanced existing controls surrounding the valuation process and financial reporting oversight of various controlled/affiliated portfolio companies.

Although we have remediated this material weakness in our internal control over financial reporting, any failure to improve our disclosure controls and procedures or internal control over financial reporting to address any identified weaknesses in the future, if they were to occur, could prevent us from maintaining accurate accounting records and discovering material accounting errors. Any of these results could adversely affect our business and the value of our common stock.

Economic recessions or downturns, including the current economic instability in Europe and the United States, could impair our portfolio companies and have a material adverse impact on our business, financial condition and results of operations.

Many of the companies in which we have made or will make investments may be susceptible to adverse economic conditions. Adverse economic conditions may affect the ability of a company to engage in a liquidity event. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Through the date of this report, conditions in the public debt and equity markets have been volatile and pricing levels have performed similarly. As a result, depending on market conditions, we could incur substantial realized losses and suffer unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations. If current market conditions continue, or worsen, it may adversely impact our ability to deploy our investment strategy and achieve our investment objective.

Our overall business of making loans or private equity investments may be affected by current and future market conditions. The absence of an active mezzanine lending or private equity environment may slow the amount of private equity investment activity. As a result, the pace of our investment activity may slow, which could impact our ability to achieve our investment objective. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of any gains realized on our investments and thus have a material adverse impact on our financial condition.

Depending on market conditions, we could incur substantial realized losses and suffer unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations. In addition, the global financial markets have not fully recovered from the global financial crisis and the economic factors that gave rise to the crisis. The continuation of current global market conditions, uncertainty or further deterioration, including the economic instability in Europe, could result in further declines in the market values of the Company’s investments. Such declines could also lead to diminished investment opportunities for the Company, prevent the Company from successfully executing its investment strategies or require the Company to dispose of investments at a loss while such adverse market conditions prevail.

We may not realize gains from our equity investments.

When we invest in mezzanine and senior debt securities, we may acquire warrants or other equity securities as well. We may also invest directly in various equity securities. Our goal is ultimately to realize gains upon our disposition of such interests. However, the equity interests we receive or invest in may not appreciate in value and, in fact, may decline in value. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it would be advantageous to sell. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

The market for private equity investments can be highly competitive. In some cases, our status as a regulated business development company may hinder our ability to participate in investment opportunities.

We face competition in our investing activities from private equity funds, other business development companies, investment banks, investment affiliates of large industrial, technology, service and financial companies, small business investment companies, wealthy individuals and foreign investors. As a regulated business development company, we are required to disclose quarterly the name and business description of portfolio companies and the value of any portfolio securities. Many of our competitors are not subject to this disclosure requirement. Our obligation to disclose this information could hinder our ability to invest in certain portfolio companies. Additionally, other regulations, current and future, may make us less attractive as a potential investor to a given company than a private equity fund not subject to the same regulations. Furthermore, some of our competitors have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making certain investments.

Our ability to use our capital loss carryforwards may be subject to limitations.

On October 31, 2016, the Company had a net capital loss carryforward of approximately $50.2 million. The Company had approximately $18.1 million in unrealized losses associated with Legacy Investments as of July 31, 2017.  If we experience an aggregate 50% shift in the ownership of our common stock from shareholder transactions over a three year period (e.g., if a shareholder acquires 5% or more of our outstanding shares of common stock, or if a shareholder who owns 5% or more of our outstanding shares of common stock significantly increases or decreases its investment in the Company), our ability to utilize our capital loss carryforwards to offset future capital gains may be severely limited. Further, in the event that we are deemed to have failed to meet the requirements to qualify as a RIC, our ability to use our capital loss carryforwards could be adversely affected. Please see “Federal Income Tax Matters” for more information.

Loss of pass-through tax treatment would substantially reduce net assets and income available for dividends.

We have operated so as to qualify as a RIC. If we meet source of income, diversification and distribution requirements, we will qualify for effective pass-through tax treatment. We would cease to qualify for such pass-through tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our shareholders because in certain cases we may recognize income before or without receiving cash representing such income, such as in the case of debt obligations that are treated as having original issue discount. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our shareholders, and all of our distributions will be taxed to our shareholders as ordinary corporate distributions. Even if we qualify as a RIC, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least: (1) 98% of our ordinary income during each calendar year, (2) 98.2% of our capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gain net income for the previous years that were not distributed during those years, we generally will be subject to a 4% excise tax on certain undistributed amounts.

There are certain risks associated with the Company holding debt obligations that are treated under applicable tax rules as having original issue discount.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with payment-in-kind, or PIK, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to include market discount in our taxable income in the current year, instead of upon disposition, as failing to make such election would limit our ability to deduct interest expenses for tax purposes.

Any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual. Therefore, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code, even though we will not have received any corresponding cash amount. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax, as described in the previous risk factor regarding loss of pass-through tax treatment.

Additionally, the higher interest rates of OID instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID instruments generally represent a significantly higher credit risk than coupon loans. Even if the accounting conditions for income accrual are met, the borrower could still default when the Company’s actual collection is supposed to occur at the maturity of the obligation.

OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID income may also create uncertainty about the source of the Company’s cash distributions. For accounting purposes, any cash distributions to shareholders representing OID income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, despite the fact that a distribution of OID income comes from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact by reporting it as a return of capital. PIK interest has the effect of generating investment income and potentially increasing the incentive fees payable to TTG Advisers at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate. Furthermore, OID creates the risk that fees will be paid to TTG Advisers based on non-cash accruals that ultimately may not be realized, while TTG Advisers will be under no obligation to reimburse the Company for these fees.

Our ability to grow depends on our ability to raise capital.

To fund new investments or other activities, periodically we may need to issue equity securities or borrow from financial institutions. Unfavorable economic conditions, among other things, could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. If we fail to obtain capital to fund our investments, it could limit both our ability to grow our business and our profitability. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ depends on TTG Advisers’ and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to maintain our current facilities or obtain other lines of credit at all or on terms acceptable to us.

Complying with the RIC requirements may cause us to forgo otherwise attractive opportunities.

In order to qualify as a RIC for U.S. federal income tax purposes, we must satisfy tests concerning the sources of our income, the nature and diversification of our assets and the amounts we distribute to our shareholders. We may be unable to pursue investments that would otherwise be advantageous to us in order to satisfy the source of income or asset diversification requirements for qualification as a RIC. In particular, to qualify as a RIC, at least 50% of our assets must be in the form of cash and cash items, Government securities, securities of other RICs, and other securities that represent not more than 5% of our total assets and not more than 10% of the outstanding voting securities of the issuer. We have from time to time held a significant portion of our assets in the form of securities that exceed 5% of our total assets or more than 10% of the outstanding voting securities of an issuer, and compliance with the RIC requirements may restrict us from making investments that represent more than 5% of our total assets or more than 10% of the outstanding voting securities of the issuer. Thus, compliance with the RIC requirements may hinder our ability to take advantage of investment opportunities believed to be attractive, including potential follow-on investments in certain of our portfolio companies.

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock or warrants at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of the Company and its stockholders, and, if required by law or regulation, our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We intend to continue to qualify as a business development company (“BDC”) under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Changes in the law or regulations that govern business development companies and RICs, including changes in tax laws or regulations, may significantly impact our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels, including federal securities law and federal taxation law. These laws and regulations, as well as their interpretation, may change from time to time. A change in these laws or regulations may significantly affect our business.

Results may fluctuate and may not be indicative of future performance.

Our operating results will fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. In addition to many of the above-cited risk factors, other factors could cause operating results to fluctuate including, among others, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions.

Our common stock price can be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•                  Price and volume fluctuations in the overall stock market from time to time;

•                  Significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•                  Volatility resulting from trading by third parties in derivative instruments that use our common stock as the referenced asset, including puts, calls, long-term equity participation securities, or LEAPs, or short trading positions;

•                  Changes in regulatory policies or tax guidelines with respect to business development companies or RICs;

•                  Our adherence to applicable regulatory and tax requirements;

•                  Actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•                  General economic conditions and trends;

•                  Loss of a major funding source, which would limit our liquidity and our ability to finance transactions;

•                  Changes in interest rates; or

•                  Departures of key personnel of TTG Advisers.

We are subject to market discount risk.

As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our NAV. Although our shares, from time to time, had traded at a premium to our NAV, in more recent years, our shares have traded at a discount to NAV, which discount may fluctuate over time. Our common stock has historically traded at prices below our net asset value per share and was trading as of July 31, 2017 at an approximately 22.35% discount to NAV. Therefore, shareholders selling their shares will likely have to sell at a significant discount to their purchase price.

We have not established a mandated minimum dividend payment level and we cannot assure you of our ability to make distributions to our shareholders in the future.

We cannot assure that we will achieve investment results that will allow us to make cash distributions or year-to-year increases in cash distributions. Our ability to make distributions is impacted by, among other things, the risk factors described in this prospectus. In addition, the asset coverage test applicable to us as a business development company can limit our ability to make distributions. Any distributions will be made at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you of our ability to make distributions to our shareholders.

During certain periods, our distributions have exceeded and may, in the future, exceed our taxable earnings and profits. Therefore, during those times, portions of the distributions that we make may represent a return of capital to you for tax purposes, which will reduce your tax basis in your shares.

During certain periods, our distributions have exceeded and may, in the future, exceed our earnings and profits. For example, in the event that we encounter delays in locating suitable investment opportunities, we may pay all or a portion of our distributions from the proceeds of any securities offering, from borrowings that were made in anticipation of future cash flow or from available funds. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering. Such a return of capital is not taxable, but reduces your tax basis in your shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment.

We have borrowed and may continue to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

We have borrowed and may continue to borrow money (subject to the 1940 Act limits) in seeking to achieve our investment objective going forward. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, can increase the risks associated with investing in our securities.

Under the provisions of the 1940 Act, we are permitted, as a business development company, to borrow money or “issue senior securities” only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We have borrowed from and may continue to borrow from, and issue senior debt securities to, banks, insurance companies and other private and public lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common shareholders. If the value of our assets increases, then leveraging would cause the NAV attributable to our common stock to increase more sharply than it would had we not used leverage. Conversely, if the value of our consolidated assets decreases, leveraging would cause the NAV to decline more sharply than it otherwise would have had we not used leverage.

Similarly, any increase in our consolidated income in excess of consolidated interest expense on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

At October 31, 2016, we had borrowed $35 million under our short-term credit facility, Credit Facility II (as defined below), which was due on February 28, 2017. On February 28, 2017, Credit Facility II was renewed and increased to a $100 million revolving credit facility and will expire on August 31, 2017. At October 31, 2016, the balance of Credit Facility II was $35.0 million. During the nine month period ended July 31, 2017, the Company’s net repayments on Credit Facility II were $35.0 million, resulting in no outstanding balance at July 31, 2017.  See “Subsequent Events” for more information. Further we have approximately $114.4 million in aggregate principal amount of Senior Notes (as defined below), due January 15, 2023. We may incur additional debt in the future. If our portfolio of investments fails to produce adequate returns, we may be unable to make interest or principal payments on our indebtedness when they are due. The following table is designed to illustrate the effect on return to a holder of our common stock of the leverage created by our use of borrowings, at the weighted annualized average interest rate of 6.6% for the twelve month period ended October 31, 2016 and assuming hypothetical annual returns on our portfolio of minus 20 to plus 20 percent. As shown in the table, leverage generally increases the return to stockholders when the portfolio return is positive and decreases the return to stockholders when the portfolio return is negative. Actual returns to stockholders may be greater or less than those appearing in the table.

Assumed Return on Our Portfolio

Assumed Return on Portfolio (net of expenses) (1)	-20%	-10%	-5%	0%	5%	10%	20%
Corresponding Return to Common Stockholders (2)	-38.0%	-20.5%	-11.7%	-2.9%	5.9%	14.7%	32.3%

(1)         The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.

(2)         In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Common Stockholders.”

Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.  The amount of leverage that we employ at any particular time will depend on our management’s and our Board of Director’s assessments of market and other factors at the time of any proposed borrowing.

We may be unable to meet our covenant obligations under our credit facility, which could adversely affect our business.

The Senior Notes (as defined below) and Credit Facility III (as defined below) impose certain financial and operating covenants that may restrict a portion of our business activities, including limitations that could hinder our ability to obtain additional financings and in some cases, to increase our dividends.  If we cannot meet these covenants, events of default would arise, which could result in payment of the applicable indebtedness being accelerated and may limit our ability to execute on our investment strategy, as would be the case if we were unable to renew such facility. Any additional facility we access could also impose additional covenants that could restrict our business activities.  A failure to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have an adverse effect on our business, financial condition or results of operations.

Changes in interest rates may affect our cost of capital and net operating income and our ability to obtain additional financing.

Because we have borrowed and may continue to borrow money to make investments, our net investment income before net realized and unrealized gains or losses, or net investment income, may be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income. In periods of declining interest rates, we may have difficulty investing our borrowed capital into investments that offer an appropriate return. Because of the generally fixed-rate nature of our debt investments and our borrowings, a hypothetical 1% increase or 1% decrease in interest rates is not expected to have a determinable (or easily predictable) material impact on the Company’s net investment income. In periods of sharply rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We may utilize our short-term credit facilities as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with equity and long-term fixed-rate debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Additionally, we cannot assure you that financing will be available on acceptable terms, if at all. Deterioration in the credit markets, which could delay our ability to sell certain of our loan investments in a timely manner, could also negatively impact our cash flows.

A small portion of our existing investment portfolio was not selected by the investment team of TTG Advisers.

As of July 31, 2017, 1.3% of the Company’s assets consisted of Legacy Investments.  These investments were made pursuant to the Company’s prior investment objective of seeking long-term capital appreciation from venture capital investments in information technology companies.

Generally, a cash return may not be received on these investments until a “liquidity event,” i.e., a sale, public offering or merger, occurs. Until then, these Legacy Investments remain in the Company’s portfolio. The Company is managing them to seek to realize maximum returns.

Under the Advisory Agreement, TTG Advisers is entitled to compensation based on our portfolio’s performance. This arrangement may result in riskier or more speculative investments in an effort to maximize incentive compensation. Additionally, because the base management fee payable under the Advisory Agreement is based on total assets less cash, TTG Advisers may have an incentive to increase portfolio leverage in order to earn higher base management fees.

The way in which the compensation payable to TTG Advisers is determined may encourage the investment team to recommend riskier or more speculative investments and to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would adversely affect our shareholders, including investors in this offering. In addition, key criteria related to determining appropriate investments and investment strategies, including the preservation of capital, might be under-weighted if the investment team focuses exclusively or disproportionately on maximizing returns.

There are potential conflicts of interest that could impact our investment returns.

Our officers and directors, and members of the TTG Advisers investment team, may serve other entities, including the PE Fund and Series A of Public Pension Capital, LLC (the “PPC Fund”) and others that operate in the same or similar lines of business as we do. Accordingly, they may have obligations to those entities, the fulfillment of which might not be in the best interests of us or our shareholders. It is possible that new investment opportunities that meet our investment objective may come to the attention of one of the management team members or our officers or directors in his or her role as an officer or director of another entity or as an investment professional associated with that entity, and, if so, such opportunity might not be offered, or otherwise made available, to us.

Additionally, as an investment adviser, TTG Advisers has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if TTG Advisers manages any additional investment vehicles or client accounts (which includes its current management of the PE Fund and PPC Fund), TTG Advisers will endeavor to allocate investment opportunities in a fair and equitable manner. When the investment professionals of TTG Advisers identify an investment, they will have to choose which investment fund should make the investment. As a result, there may be times when the management team of TTG Advisers has interests that differ from those of our shareholders, giving rise to a conflict. In an effort to mitigate situations that give rise to such conflicts, TTG Advisers adheres to a policy (which was approved by our Board of Directors) relating to allocation of investment opportunities, which generally requires, among other things, that TTG Advisers continue to offer the Company opportunities in (i) mezzanine and debt securities and (ii) equity or other “non-debt” investments that are (a) expected to be equal to or less than the lesser of 10% of the Company’s net assets or $25.0 million, and (b) issued by U.S. companies with less than $150.0 million in revenues during the prior twelve months (“MVC Targeted Investments”) that are not Non-Diversified Investments. For more information on the allocation policy, please see “About MVC Capital — Our Investment Strategy — Allocation of Investment Opportunities” below.

Our relationship with any investment vehicle we or TTG Advisers manage could give rise to conflicts of interest with respect to the allocation of investment opportunities between us on the one hand and the other vehicles on the other hand.

Our subsidiaries are authorized to and serve as a general partner or managing member to a private equity or other investment vehicle(s) (“Other Vehicles”). In addition, TTG Advisers may serve as an investment manager, sub-adviser or portfolio manager to Other Vehicles. Further, Mr. Tokarz is a co-founder of PPC Enterprises, LLC, a registered investment adviser that provides advisory services to Series A of the PPC Fund.  As a result of this relationship, certain of PPC’s principals and other PPC investment professionals may make themselves available, from time to time, to consult with TTG Advisers on investment matters relating to MVC or the PE Fund.  In this connection, certain employees of PPC are “associated persons” of TTG Advisers when providing certain services on behalf of TTG Advisers and, in this capacity, are subject to its oversight and supervision.  Likewise, TTG Advisers makes available to PPC certain investment professionals that are employed by TTG Advisers to provide services for PPC and the PPC Fund.  The foregoing raises a potential conflict of interest with respect to allocation of investment opportunities to us, on the one hand and to the Other Vehicles on the other hand. The Board and TTG Advisers have adopted an allocation policy (described below) to help mitigate potential conflicts of interest among us and Other Vehicles. For more information on the allocation policy, please see “About MVC Capital — Our Investment Strategy — Allocation of Investment Opportunities” below.

Wars, terrorist attacks, and other acts of violence may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.

Wars, terrorist attacks and other acts of violence are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the unrest, wars and occupation cannot be predicted with any certainty. Furthermore, terrorist attacks may harm our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or U.S. businesses. Such attacks and armed conflicts in the United States or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States. Losses resulting from terrorist events are generally uninsurable.

Our financial condition and results of operations will depend on our ability to effectively manage our future growth.

Our ability to achieve our investment objective can depend on our ability to sustain continued growth. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services and our access to financing sources on acceptable terms. As we grow, TTG Advisers may need to hire, train, supervise and manage new employees. Failure to effectively manage our future growth could have a material adverse effect on our business, financial condition and results of operations.

INVESTMENT RISKS

Investment risks are risks associated with our determination to execute on our business objective. These risks are not risks associated with general business conditions or those relating to an offering of our securities.

Investing in private companies involves a high degree of risk.

Our investment portfolio generally consists of loans to, and investments in, private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and, accordingly, should be considered speculative. There is generally very little publicly available information about the companies in which we invest, and we rely significantly on the due diligence of the members of the investment team to obtain information in connection with our investment decisions. It is thus difficult, and often impossible, to protect the Company from the risk of fraud, misrepresentation or poor judgment by these companies.

Our investments in portfolio companies are generally illiquid.

We generally acquire our investments directly from the issuer in privately negotiated transactions. Most of the investments in our portfolio (other than cash or cash equivalents and certain other investments made pending investments in portfolio companies such as investments in exchange-traded funds) are typically subject to restrictions on resale or otherwise have no established trading market. We may exit our investments when the portfolio company has a liquidity event, such as a sale, recapitalization or initial public offering. The illiquidity of our investments may adversely affect our ability to dispose of equity and debt securities at times when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current fair value of such investments.

Our investments in small and middle-market privately-held companies are extremely risky and the Company could lose its entire investment.

Investments in small and middle-market privately-held companies are subject to a number of significant risks including the following:

•                  Small and middle-market companies may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to companies that typically do not have capital sources readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the borrowers to repay their loans to us upon maturity.

•                  Small and middle-market companies typically have narrower product lines and smaller market shares than large companies. Because our target companies are smaller businesses, they may be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, smaller companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities, and a larger number of qualified managerial and technical personnel.

•                  There is generally little or no publicly available information about these privately-held companies. There is generally little or no publicly available operating and financial information about privately-held companies. As a result, we rely on our investment professionals to perform due diligence investigations of these privately-held companies, their operations and their prospects. We may not learn all of the material information we need to know regarding these companies through our investigations. It is difficult, if not impossible, to protect the Company from the risk of fraud, misrepresentation or poor judgment by our portfolio companies. Accordingly, the Company’s performance (including the valuation of its investments) is subject to the ongoing risk that the portfolio companies or their employees, agents, or service providers, may commit fraud adversely affecting the value of our investments.

•                  Small and middle-market companies generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, finance expansion or maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders.

•                  Small and middle-market businesses are more likely to be dependent on one or two persons. Typically, the success of a small or middle-market company also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

•                  Small and middle-market companies are likely to have greater exposure to economic downturns than larger companies. We expect that our portfolio companies will have fewer resources than larger businesses and an economic downturn may thus more likely have a material adverse effect on them.

•                  Small and middle-market companies may have limited operating histories. We may make debt or equity investments in new companies that meet our investment criteria. Portfolio companies with limited operating histories are exposed to the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

Our borrowers may default on their payments, which may have an effect on our financial performance.

We may make long-term unsecured, subordinated loans, which may involve a higher degree of repayment risk than conventional secured loans. We primarily invest in companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. In addition, numerous factors may adversely affect a portfolio company’s ability to repay a loan we made to it, including the failure to meet a business plan, a downturn in its industry or operating results, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral.

Our investments in mezzanine and other debt securities may involve significant risks.

Our investment strategy contemplates investments in mezzanine and other debt securities of privately held companies. “Mezzanine” investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. We may also make senior secured and other types of loans or debt or similar income-producing investments. Our debt or similar income-producing investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade quality (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s, commonly referred to as “junk bonds”). Loans of below investment grade quality have predominantly speculative characteristics with respect to the borrower’s capacity to pay interest and repay principal. Our debt or similar income-producing investments in portfolio companies may thus result in a high level of risk and volatility and/or loss of principal.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair such companies’ ability to finance their future operations and capital needs. As a result, the flexibility of these companies’ to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore may invest a significant portion of our assets in a relatively small number of portfolio companies, which subjects us to a risk of significant loss should the performance or financial condition of one or more portfolio companies deteriorate.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of portfolio companies and/or in a limited number of industries. For example, as of July 31, 2017, the fair value of our largest investment, Crius Energy Trust (TSX: KWH-UN.TO), including its wholly-owned indirect subsidiary, U.S. Gas (collectively, “Crius”) comprised 21.5% of our net assets. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may continue to be significantly represented among our investments. To the extent that we have large positions in the securities of a small number of portfolio companies, we are subject to an increased risk of significant loss should the performance or financial condition of these portfolio companies or their respective industries deteriorate. We may also be more susceptible to any single economic or regulatory occurrence as a result of holding large positions in a small number of portfolio companies.

We are particularly exposed to the risks of the energy services industry.

We presently have a significant investment in Crius. As a result, the Company is particularly subject to the risks impacting the energy services industry.  Crius’s operating results may fluctuate on a seasonal or quarterly basis and with general economic conditions. Weather conditions and other natural phenomena can also have an adverse impact on earnings and cash flows.  Unusually mild weather in the future could diminish Crius’s results of operations and harm its financial condition. Crius enters into contracts to purchase and sell electricity and natural gas as part of its operations. With respect to such transactions, the rate of return on its capital investments is not determined through mandated rates, and its revenues and results of operations are likely to depend, in large part, upon prevailing market prices for power in its regional markets and other competitive markets. These market prices can fluctuate substantially over relatively short periods of time.  Trading margins may erode as markets mature and there may be diminished opportunities for gain should volatility decline. Fuel prices may also be volatile, and the price Crius can obtain for power sales may not change at the same rate as changes in fuel costs. These factors could reduce Crius’s margins and therefore diminish its revenues and results of operations.

Crius relies on a firm supply source to meet its energy management obligations for its customers. Should Crius’s suppliers fail to deliver supplies of natural gas and electricity, there could be a material impact on its cash flows and statement of operations.

Crius is subject to substantial regulation by regulatory authorities. It is required to comply with numerous laws and regulations and to obtain numerous authorizations, permits, approvals and certificates from governmental agencies. Crius cannot predict the impact of any future revisions or changes in interpretations of existing regulations or the adoption of new laws and regulations applicable to it. Changes in regulations or the imposition of additional regulations could influence its operating environment and may result in substantial costs to Crius.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We anticipate making debt and minority equity investments; therefore, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity in the markets for our investments in privately held companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

Some of our loans to our portfolio companies may be structured to include customary business and financial covenants placing affirmative and negative obligations on the operation of each company’s business and its financial condition. However, from time to time, we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Our portfolio companies may incur obligations that rank equally with, or senior to, our investments in such companies. As a result, the holders of such obligations may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization, acquisition, merger or bankruptcy of the relevant portfolio company.

Our portfolio companies may have other obligations that rank equally with, or senior to, the securities in which we invest. By their terms, such other securities may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in the relevant portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying investors that are senior to us, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of other securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other investors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. As a result, we may be prevented from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy has resulted in some investments in debt or equity of foreign companies (subject to applicable limits prescribed by the 1940 Act). These risks may be even more pronounced for investments in less developed or emerging market countries. Investing in foreign companies can expose us to additional risks not typically associated with investing in U.S. companies. These risks include exchange rates, changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility, including developing or emerging market countries. A portion of our investments are located in countries that use the euro as their official currency. The USD/euro exchange rate, like foreign exchange rates in general, can be volatile and difficult to predict. This volatility could materially and adversely affect the value of the Company’s shares and our interests in affected portfolio companies.

Hedging transactions may expose us to additional risks.

We may enter into hedging transactions to seek to reduce currency, commodity or other rate risks. However, unanticipated changes in currency or other rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions.  In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect or effective correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies.

Our investments in private equity funds, including the PE Fund, are subject to substantial risk, including a loss of investment.

The PE Fund is not, and other private equity funds in which the Company may invest, will not be registered as an investment company under the 1940 Act. Therefore, with respect to its investments in such funds, the Company will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements. Additionally, the interests in the PE Fund are privately placed and are not registered under the Securities Act, and the PE Fund is not a reporting company under the 1934 Act. Accordingly, the amount of information available to investors about the PE Fund will be limited.

Investment in a private equity fund involves the same types of risks associated with an investment in any operating company. However, the investments made by private equity funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value since no ready market typically exists for the securities of companies held in a private equity fund’s portfolio. (See “Determination of Company’s Net Asset Value — Valuation Methodology” on page 95, which discusses our valuation policy respecting our interest in the PE Fund.) Investing in private equity investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions, and who can bear the risk of loss of their investment. Attractive investment opportunities in private equity may occur only periodically, if at all. Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing.

Investing in our securities may involve a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

OFFERING RISKS

Offering risks are risks that are associated with an offering of our securities.

Our common stock price can be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•                  price and volume fluctuations in the overall stock market from time to time;

•                  significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•                  volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity participation securities, or LEAPs, or short trading positions;

•                  changes in regulatory policies or tax guidelines with respect to business development companies or RICs;

•                  actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•                  general economic conditions and trends;

•                  loss of a major funding source; or

•                  departures of key personnel of TTG Advisers.

Our common stock has historically traded at prices below our net asset value per share.

It is not possible to predict whether any common stock offered under this offering will trade at, above or below net asset value. Our common stock has historically traded at prices below our net asset value per share and was trading as of July 31, 2017 at an approximately 22.35% discount to NAV. Therefore, shareholders selling their shares will likely have to sell at a significant discount to their purchase price.

Investing in our securities may involve a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering of our securities and may use the net proceeds from the offering in ways with which you may not agree.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing shareholders and be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making additional offerings of equity or debt securities, including medium-term notes, senior or subordinated notes and classes of preferred stock or common stock. Upon the liquidation of our Company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings will receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing shareholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. However, it is the Company’s current expectation that, in the current fiscal year, it may issue debt securities that would be senior to the Company’s common stock. Our shareholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Information contained in this prospectus may contain “forward-looking statements” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations or similar words or phrases. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for equity and debt capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities for general corporate purposes, including, for example, investing in portfolio companies in accordance with our investment objective and strategy, repaying debt, funding distributions, funding our subsidiaries’ activities and/or repurchasing our shares either pursuant to the share repurchase program adopted by the Board or pursuant to one or more tender offers conducted under Rule 13e-4 of the 1934 Act. Pending such uses, we will hold the net proceeds from the sale of our securities in cash or invest all or a portion of such net proceeds in short term, liquid investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “MVC.” The following table lists the high and low closing sales prices for our common stock, and the closing sales price as a percentage of net asset value. On August 25, 2017, the last reported sale price on the NYSE for our common stock was $10.14 and on July 31, 2017, the Company’s net asset value per share was $13.38 To view the Company’s latest net asset value per share, visit the Company’s Internet website address at http://www.mvccapital.com.

	NAV	Closing Sale Price High	Closing Sale Price Low	Premium/(Discount) of High Sales Price to NAV	Premium/(Discount) of Low Sales Price to NAV	Declared Dividends
Fiscal Year ending October 31, 2013
First Quarter	15.62	12.40	11.65	-20.61%	-25.42%	0.135
Second Quarter	15.84	13.05	12.06	-17.61%	-23.86%	0.135
Third Quarter	16.57	13.09	12.46	-21.00%	-24.80%	0.135
Fourth Quarter	16.63	14.09	12.20	-15.27%	-26.64%	0.135
Fiscal Year ending October 31, 2014
First Quarter	16.57	14.52	13.24	-12.37%	-20.10%	0.135
Second Quarter	15.89	14.73	12.94	-7.30%	-18.57%	0.135
Third Quarter	15.75	13.11	12.14	-16.76%	-22.92%	0.135
Fourth Quarter	15.15	12.72	10.71	-16.04%	-29.31%	0.135
Fiscal Year ending October 31, 2015
First Quarter	14.58	11.24	9.48	-22.91%	-34.98%	0.135
Second Quarter	13.93	10.11	9.36	-27.42%	-32.81%	0.135
Third Quarter	13.18	10.36	9.61	-21.40%	-27.09%	0.135
Fourth Quarter	12.95	9.73	8.02	-24.86%	-38.07%	0.135
Fiscal Year ending October 31, 2016
First Quarter	12.43	8.49	6.82	-31.70%	-45.13%	0.305
Second Quarter	12.56	7.72	6.85	-38.54%	-45.46%	0.135
Third Quarter	12.27	8.37	7.14	-31.78%	-41.81%	0.135
Fourth Quarter	12.39	8.71	7.95	-29.70%	-35.84%	0.135
Fiscal Year ending October 31, 2017
First Quarter	12.45	8.80	8.24	-29.32%	-33.82%	0.135
Second Quarter	12.45	9.06	8.47	-27.23%	-31.97%	0.135
Third Quarter	13.38	10.40	8.65	-22.27%	-35.35	0.135

Our common stock price per share has generally traded at a significant discount to our net asset value per share. We cannot predict whether our shares of common stock will trade at a premium or discount to net asset value in the future.

Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. Our quarterly dividends, if any, will be determined by our Board. Most recently, on July 31, 2017, we paid a quarterly dividend of $0.135 per share to shareholders of record on July 24, 2017, which was declared on July 14, 2017. No portion of this distribution is estimated to be characterized as a return of capital.

We maintain a dividend reinvestment plan for our registered shareholders. As a result, if our Board declares a dividend or distribution, certain shareholders can have any cash dividends and distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. The Company’s investment objective is to seek to maximize total return from capital appreciation and/or income.

On November 6, 2003, Mr. Tokarz assumed his positions as Chairman and Portfolio Manager of the Company. He and the Company’s investment professionals (who, effective November 1, 2006, provide their services to the Company through the Company’s investment adviser, TTG Advisers) are seeking to implement our investment objective (i.e., to maximize total return from capital appreciation and/or income) through making a broad range of private investments in a variety of industries.

The investments can include senior or subordinated loans, convertible debt and convertible preferred securities, common or preferred stock, equity interests, warrants or rights to acquire equity interests, and other private equity transactions. During the fiscal year ended October 31, 2016, the Company made six new investments and made 9 follow-on investments in 6 existing portfolio companies committing a total of approximately $44.2 million of capital to these investments.  During the nine month period ended July 31, 2017, the Company made 2 new investments and 5 follow-on investments in 4 existing portfolio companies committing capital totaling approximately $72.4 million.

The Company’s prior investment objective was to achieve long-term capital appreciation from venture capital investments in information technology companies. Accordingly, the Company’s investments had focused on investments in equity and debt securities of information technology companies. As of July 31, 2017, approximately 1.3% of the current fair value of our assets consisted of Legacy Investments. We are, however, seeking to manage these Legacy Investments to try and realize maximum returns. We generally seek to capitalize on opportunities to realize cash returns on these investments when presented with a potential “liquidity event,” i.e., a sale, public offering, merger or other reorganization.

Our new portfolio investments are made pursuant to our current objective and strategy. We are concentrating our investment efforts on small and middle-market companies that, in our view, provide opportunities to maximize total return from capital appreciation and/or income. More recently, the Company has been focusing its strategy more on yield generating investments.  Under our investment approach, we have the authority to invest, without limit, in any one portfolio company, subject to any diversification limits required in order for us to continue to qualify as a RIC under Subchapter M of the Code.

We participate in the private equity business generally by providing negotiated long-term equity and/or debt investment capital to privately-owned small and middle-market companies. Our financings are generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases and/or bridge financings. We generally invest in private companies, though, from time to time, we may invest in public companies that may lack adequate access to public capital.

We may also seek to achieve our investment objective by establishing a subsidiary or subsidiaries that would serve as general partner to a private equity or other investment fund(s).  In fact, during fiscal year 2006, we established MVC Partners for this purpose.  Furthermore, the Board of Directors authorized the establishment of a PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the GP and which may raise up to $250 million.  On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund.  The PE Fund closed on approximately $104 million of capital commitments.  The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to make Non-Diversified Investments through the PE Fund. For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund.  Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund.  In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees and any carried interest generated by the PE Fund and its portfolio companies. Given this separate arrangement with the GP and the PE Fund, under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund. During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations.  Previously, MVC Partners was presented as a portfolio company on the Schedule of Investments.  The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company.  Also, during fiscal year ended October 31, 2014, MVC Turf, Inc. (“MVC Turf”) was consolidated with the Company as MVC Turf is an MVC wholly-owned holding company.  The consolidation of MVC Turf did not have a material effect on the financial position or net results of operations of the Company.  On March 7, 2017, the Company exchanged its shares of MVC Turf for approximately $3.8 million of additional subordinated debt in Turf Products.  MVC Turf is no longer consolidated with the Company.  Please see Note 2 of our consolidated financial statements “Consolidation” for more information.

As a result of the closing of the PE Fund, consistent with the Board-approved policy concerning the allocation of investment opportunities, the PE Fund received a priority allocation of all private equity investments that would otherwise be Non-Diversified Investments for the Company during the PE Fund’s investment period that ended on October 28, 2014.  Additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund until the partnership is no longer extended.

Additionally, in pursuit of our objective, we may acquire a portfolio of existing private equity or debt investments held by financial institutions or other investment funds should such opportunities arise.

Furthermore, pending investments in portfolio companies pursuant to the Company’s principal investment strategy, the Company may invest in certain securities on a short-term or temporary basis.  In addition to cash-equivalents and other money market-type investments, such short-term investments may include exchange-traded funds and private investment funds offering periodic liquidity.

OPERATING INCOME

For the Nine Month Period Ended July 31, 2017 and 2016. Total operating income was $14.6 million and $31.9 for the nine month period ended July 31, 2017 and 2016, respectively, a decrease of approximately $17.3 million.

For the Nine Month Period Ended July 31, 2017

Total operating income was $14.6 million for the nine month period ended July 31, 2017. The decrease in operating income over the same period last year was primarily due to the decrease in dividend income and the decrease in interest earned on loans and fee income from the Company’s portfolio companies.  The Company earned approximately $12.2 million in interest income from investments in portfolio companies.  Of the $12.2 million recorded in interest income, approximately $1.5 million was “payment in kind” interest.  The “payment in kind” is computed at the contractual rate specified in each investment agreement and may be added to the principal balance of each investment. The Company also received fee income from asset management of the PE Fund and its portfolio companies totaling approximately $853,000 and fee income from the Company’s portfolio companies of approximately $1.5 million, totaling approximately $2.4 million in fee income.  Of the $853,000 of fee income from asset management activities, 75% of the income is obligated to be paid to TTG Advisers.  However, under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund. As a result, 80% of the total amount of portfolio fees paid to the GP in a fiscal quarter by PE Fund portfolio companies is credited back to the PE Fund in the subsequent quarter in the form of a PE Fund management fee offset. For example, for the quarter ended July 31, 2017, $118,000 in PE Fund management fees received were offset (i.e., waived) by the GP. Any amounts that are/were offset are not subject to recoupment by the GP or TTG Advisers.

For the Nine Month Period Ended July 31, 2016

Total operating income was $31.9 million for the nine month period ended July 31, 2016. The increase in operating income over the same period last year was primarily due to an increase in dividend income, interest earned on loans and fee income from the Company’s portfolio companies.  The Company earned approximately $27.9 million in interest and dividend income from investments in portfolio companies.  Of the $27.9 million recorded in interest/dividend income, $12.5 million was dividend income from U.S. Gas and approximately $3.9 million was “payment in kind”/deferred interest.  The “payment in kind”/deferred interest are computed at the contractual rate specified in each investment agreement and may be added to the principal balance of each investment. The Company also received fee income from asset management of the PE Fund and its portfolio companies totaling approximately $1.1 million and fee income from the Company’s portfolio companies of approximately $3.0 million, of which $2.3 million was one-time fee income related to the Ohio Medical sale, totaling approximately $4.1 million in fee income.  Of the $1.1 million of fee income from asset management activities, 75% of the income is obligated to be paid to TTG Advisers.  However, under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

income from asset management activities, 75% of the income is obligated to be paid to TTG Advisers.  However, under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

For the Fiscal Years Ended October 31, 2016, 2015 and 2014. Total operating income was $37.4 million for the fiscal year ended October 31, 2016 and $23.7 million for the fiscal year ended October 31, 2015, an increase of $13.7 million. Fiscal year 2015 operating income increased by $3.9 million compared to fiscal year 2014 operating income of $19.8 million.

For the Fiscal Year Ended October 31, 2016

Total operating income was $37.4 million for the fiscal year ended October 31, 2016. The increase in operating income over the same period last year was primarily due to an increase in dividend income and fee income from the Company’s portfolio companies. The Company earned approximately $32.7 million in interest and dividend income from investments in portfolio companies. Of the $32.7 million recorded in interest/dividend income, $12.5 million was dividend income from U.S. Gas and approximately $4.8 million was “payment in kind”/deferred interest. The “payment in kind”/deferred interest is computed at the contractual rate specified in each investment agreement and may be added to the principal balance of each investment. The Company’s debt investments yielded annualized rates from 5.0% to 16.0%. The Company also received fee income from asset management of the PE Fund and its portfolio companies totaling approximately $1.4 million and fee income from the Company’s portfolio companies of approximately $3.3 million, of which $2.3 million was one-time fee income related to the Ohio Medical Sale, totaling approximately $4.7 million in fee income. Of the $1.4 million of fee income from asset management activities, 75% of the income is obligated to be paid to TTG Advisers. However, under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

For the Fiscal Year Ended October 31, 2015

Total operating income was $23.7 million for the fiscal year ended October 31, 2015. The increase in operating income over the same period last year was primarily due to an increase in interest earned on loans partially offset by a decrease in fee income from asset management and other income. The main component of operating income for the fiscal year ended October 31, 2015 was interest earned on loans. The Company earned approximately $20.4 million in interest and dividend income from investments in portfolio companies. Of the $20.4 million recorded in interest/dividend income, approximately $5.2 million was “payment in kind”/deferred interest. The “payment in kind”/ deferred interest is computed at the contractual rate specified in each investment agreement and may be added to the principal balance of each investment. The Company’s debt investments yielded annualized rates from 9.75% to 16%. The Company also received fee income from asset management of the PE Fund and its portfolio companies totaling approximately $1.3 million and fee income from the Company’s portfolio companies of approximately $2.0 million, totaling approximately $3.3 million. Of the $1.3 million of fee income from asset management activities, 75% of the income is obligated to be paid to TTG Advisers. However, under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

For the Fiscal Year Ended October 31, 2014

Total operating income was $19.8 million for the fiscal year ended October 31, 2014. The decrease in operating income over the same period last year was primarily due to a decrease in dividend income from portfolio companies, specifically U.S. Gas (which did not pay a dividend in fiscal 2014, as it did in 2013), which was partially offset by an increase in interest income from portfolio companies.  The main components of operating income for the fiscal year ended October 31, 2014 were interest earned on loans and fee income from portfolio companies and asset management. The Company earned approximately $15.3 million in interest and dividend income from investments in portfolio companies. Of the $15.3 million recorded in interest/dividend income, approximately $4.2 million was “payment in kind” interest/dividends. The “payment in kind” interest/dividends are computed at the contractual rate specified in each investment agreement and added to the principal balance of each investment. The Company also received fee income from asset management of the PE Fund and its portfolio companies totaling approximately $1.9 million and fee income from the Company’s portfolio companies of approximately $1.6 million, totaling approximately $3.5 million. Of the $1.9 million of fee income from asset management activities, 75% of the income is obligated to be paid to TTG Advisers.  However, under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

OPERATING EXPENSES

For the Nine Month Period Ended July 31, 2017 and 2016.  Operating expenses, net of Voluntary Waivers, were approximately $22.3 million and $12.5 million for the nine month period ended July 31, 2017 and 2016, respectively, an increase of approximately $9.8 million.

For the Nine Month Period Ended July 31, 2017

Operating expenses, net of the Voluntary Waivers (as described below), were approximately $22.3 million or 10.42% of the Company’s average net assets, when annualized, for the nine month period ended July 31, 2017.  Significant components of operating expenses for the nine month period ended July 31, 2017 were interest and other borrowing costs of approximately $7.8 million, net incentive compensation expense of approximately $6.8 million and management fee expense paid by the Company of approximately $3.7 million, which is net of the voluntary management fee waiver of approximately $1.2 million.

The approximately $9.8 million increase in the Company’s net operating expenses for the nine month period ended July 31, 2017 compared to the same period in 2016, was primarily due to the approximately $10.4 million increase in the estimated provision for incentive compensation expense, which takes into account the $1.0 million incentive fee waiver in 2016.  The portfolio fees - asset management are payable to TTG Advisers for monitoring and other customary fees received by the GP from portfolio companies of the PE Fund.  To the extent the GP or TTG Advisers receives advisory, monitoring, organization or other customary fees from any portfolio company of the PE Fund or management fees related to the PE Fund, 25% of such fees shall be paid to or retained by the GP and 75% of such fees shall be paid to or retained by TTG Advisers.  On October 28, 2016, the Board approved the renewal of the Advisory Agreement for the 2017 fiscal year. Further, the Adviser agreed to continue to waive a portion of the base management fee so that it is reduced to 1.50% for fiscal year 2017.  For the quarter ended April 30, 2016, a $2.1 million provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income exceeded the hurdle rate.  In March 2016, the Adviser agreed to modify its prior agreement to waive, effective November 1, 2015, the first $1.0 million of capital gains incentive fee due under the Advisory Agreement, such that the $1.0 million waiver of incentive fee would be applied to any incentive fee due under the agreement, whether it is a capital gains incentive fee or net operating income incentive fee.  As such, a $1.0 million incentive fee waiver was recorded during the quarter ended April 30, 2016 resulting in a net $1.1 million provision being recorded for the net operating income portion of the incentive fee.  During the nine month period ended July 31, 2017, the Company paid the Adviser the previously accrued $1.1 million incentive fee payment related to the net operating income for the quarter ended April 30, 2016.  The Company and the Adviser, similar to fiscal year 2016, agreed on an expense cap for fiscal 2017 of 3.25% under the Modified Methodology.  The amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund continues to be excluded from the calculation of the Company’s expense ratio under the Expense Limitation Agreement.  In addition, for fiscal years 2010 through 2017, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement (the “Voluntary Waiver”).  TTG Advisers also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.  As of July 31, 2017, the Company did not have an investment in an exchange traded fund.  Under the Modified Methodology, for the nine month period ended July 31, 2017, the Company’s expense ratio was 2.83%, (taking into account the same carve outs as those applicable to the expense cap).

Pursuant to the terms of the Advisory Agreement, during the nine month period ended July 31, 2017, the provision for incentive compensation was increased by a net amount of approximately $5.8 million to approximately $7.7 million, including both the pre-incentive fee net operating income and the capital gains incentive fee.  The net increase in the provision for incentive compensation during the nine month period ended July 31, 2017, primarily reflects the realized gain from the sale of U.S. Gas above the October 31, 2016 fair value and the Valuation Committee’s determination to increase the fair values of twelve of the Company’s portfolio investments (Advantage, Centile, Dukane, JSC Tekers, Legal Solutions, Morey’s, MVC Automotive, Pride, Quantum, Security Holdings, U.S. Tech and Equus) by a total of approximately $12.0 million. The net increase in the provision also reflects the Valuation Committee’s determination to decrease the fair values of eleven of the Company’s portfolio investments (BAC, Custom Alloy, HTI, Initials, MVC Environmental, RuMe, Turf, SCSD, Vestal, SGDA Europe and Crius) by a total of approximately $5.8 million.  Also, for the quarter ended July 31, 2017, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate.  Please see Note 11 of our consolidated financial statements “Incentive Compensation” for more information.

For the Nine Month Period Ended July 31, 2016

Operating expenses, net of the Voluntary Waivers (as described below), were approximately $12.5 million or 5.88% of the Company’s average net assets, when annualized, for the nine month period ended July 31, 2016.  Significant components of operating expenses for the nine month period ended July 31, 2016 were interest and other borrowing costs of approximately $7.6 million and management fee expense paid by the Company of approximately $4.4 million, which is net of the voluntary management fee waiver.

The approximately $3.7 million increase in the Company’s net operating expenses for the nine month period ended July 31, 2016 compared to the same period in 2015, was primarily due to the approximately $5.4 million increase in the estimated provision for incentive compensation expense, including a $1.0 million incentive fee waiver for the nine month period ended July 31, 2016, which was partially offset by an approximately $1.5 million voluntary management fee waiver decreasing the net management fee expense by the same amount.  The decrease in audit and tax preparation fees for the quarter ended July 31, 2016 and the nine month period ended July 31, 2016 compared to the same periods in 2015 is due to the delay in filing both the Annual Report on Form 10-K and the Quarterly Report for the period ended January 31, 2016 and the timing of the work performed by the Company’s auditors during the nine month period ended July 31, 2016.  The portfolio fees - asset management are payable to TTG Advisers for monitoring and other customary fees received by the GP from portfolio companies of the PE Fund.  To the extent the GP or TTG Advisers receives advisory, monitoring, organization or other customary fees from any portfolio company of the PE Fund or management fees related to the PE Fund, 25% of such fees shall be paid to or retained by the GP and 75% of such fees shall be paid to or retained by TTG Advisers.  On October 29, 2015, the Board approved the renewal of the Advisory Agreement for the 2016 fiscal year. Further, the Adviser agreed to waive a portion of the base management fee so that it is reduced to 1.50% for fiscal year 2016. In addition, the Adviser agreed to waive $1 million of any incentive fee on capital gains if and when payable to the Adviser under the Advisory Agreement. In March 2016, the Adviser agreed to modify its prior agreement to waive, effective November 1, 2015, the first $1.0 million of capital gains incentive fee due under the Advisory Agreement, such that the $1.0 million waiver of incentive fee would be applied to any incentive fee due under the agreement, whether it is a capital gains incentive fee or net operating income incentive fee.  Furthermore, the Company and the Adviser agreed to reduce the expense cap for fiscal 2016 to 3.25% under the Modified Methodology, consistent with the asset level used to calculate the base management fee.  The amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund continues to be excluded from the calculation of the Company’s expense ratio under the Expense Limitation Agreement.  In addition, for fiscal years 2010 through 2016, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement (the “Voluntary Waiver”).  TTG Advisers also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.  Under the Modified Methodology, for the nine month period ended July 31, 2016, the Company’s expense ratio was 2.51%, (taking into account the same carve outs as those applicable to the expense cap).

Pursuant to the terms of the Advisory Agreement, during the nine month period ended July 31, 2016, the provision for incentive compensation was decreased by a net amount of approximately $3.6 million to approximately $1.4 million, including both the pre-incentive fee net operating income and the capitals gains incentive fee.  The net decrease in the provision for incentive compensation during the nine month period ended July 31, 2016 primarily reflects the Valuation Committee’s determination to decrease the fair values of fifteen of the Company’s portfolio investments (Custom Alloy, MVC Automotive, Security Holdings, SGDA Europe, Tekers, JSC Tekers, Biogenics, Morey’s, Turf, Initials, U.S. Gas, BAC, Equus, Ohio Medical and Legal Solutions) by a total of approximately $27.8 million.  The net decrease in the provision also reflects the Valuation Committee’s determination to increase the fair values of eleven of the Company’s portfolio investments (NPWT, Agri-Carriers, Thunderdome, U.S. Tech, Vestal, MVC Environmental, Centile, RuMe, SCSD, Advantage and RX) by a total of approximately $3.6 million.  For the nine month period ended July 31, 2016, no incentive compensation was paid.  Also, for the quarter ended April 30, 2016, a $2.1 million provision was recorded for the net operating income portion of the  incentive fee as pre-incentive fee net operating income exceeded the hurdle rate.  The $1.0 million incentive fee waiver was recorded during the quarter ended April 30, 2016 resulting in a net $1.1 million provision being recorded for the net operating income portion of the incentive fee.  Also, for the quarter ended July 31, 2016, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate.  Please see Note 11 of our consolidated financial statements “Incentive Compensation” for more information.

For the Fiscal Years Ended October 31, 2016, 2015 and 2014. Net Operating expenses were $18 million for the fiscal year ended October 31, 2016 and $14.4 million for the fiscal year ended October 31, 2015, an increase of $3.6 million. Fiscal year 2015 operating expenses decreased by approximately $3.8 million compared to fiscal year 2014 operating expenses of $18.2 million.

For the Fiscal Year Ended October 31, 2016

Operating expenses, net of the Voluntary Waivers (as described below), were approximately $18.02 million or 6.35% of the Company’s average net assets for the fiscal year ended October 31, 2016.  Significant components of operating expenses for the fiscal year ended October 31, 2016 were interest and other borrowing costs of approximately $10.2 million and management fee expense paid by the Company of approximately $5.7 million, which is net of the voluntary management fee waiver of approximately $1.9 million.

The approximately $3.6 million increase in the Company’s net operating expenses for the fiscal year ended October 31, 2016 compared to the same period in 2015, was primarily due to the approximately $6.7 million increase in the estimated provision for incentive compensation expense, including a $1.0 million incentive fee waiver for the fiscal year ended October 31, 2016, which was partially offset by an approximately $2.2 million decrease in management fee expense that included a voluntary management fee waiver of approximately $1.9 million.  The approximately $1.0 million decrease in audit and tax preparation fees for the fiscal year ended October 31, 2016 compared to the same period in 2015 was due to the delay in filing both the Annual Report on Form 10-K for the fiscal year ended October 31, 2015 and the Quarterly Report for the period ended January 31, 2016 and the timing of the work performed by the Company’s auditors during the fiscal year ended October 31, 2016.  The portfolio fees - asset management are payable to TTG Advisers for monitoring and other customary fees received by the GP from portfolio companies of the PE Fund.  To the extent the GP or TTG Advisers receives advisory, monitoring, organization or other customary fees from any portfolio company of the PE Fund or management fees related to the PE Fund, 25% of such fees shall be paid to or retained by the GP and 75% of such fees shall be paid to or retained by TTG Advisers.  On October 28, 2016, the Board approved the renewal of the Advisory Agreement for the 2017 fiscal year. Further, the Adviser agreed to continue to waive a portion of the base management fee so that it is reduced to 1.50% for fiscal year 2017.  In March 2016, the Adviser agreed to modify its prior agreement to waive, effective November 1, 2015, the first $1.0 million of capital gains incentive fee due under the Advisory Agreement, such that the $1.0 million waiver of incentive fee would be applied to any incentive fee due under the agreement, whether it is a capital gains incentive fee or net operating income incentive fee.  Furthermore, the Company and the Adviser, similar to fiscal year 2016, agreed on an expense cap for fiscal 2017 of 3.25% under the Modified Methodology.  The amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund continues to be excluded from the calculation of the Company’s expense ratio under the Expense Limitation Agreement.  In addition, for fiscal years 2010 through 2016, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement (the “Voluntary Waiver”).  TTG Advisers also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.  As of October 31, 2016, the Company did not have an investment in an exchange traded fund.  Under the Modified Methodology, for the fiscal year ended October 31, 2016, the Company’s expense ratio was 2.47%, (taking into account the same carve outs as those applicable to the expense cap).

Pursuant to the terms of the Advisory Agreement, during the fiscal year ended October 31, 2016, the provision for incentive compensation was decreased by a net amount of approximately $3.0 million to approximately $1.9 million, including both the net operating income incentive fee and the capital gains incentive fee.  The net decrease in the provision for incentive compensation during the fiscal year ended October 31, 2016 primarily reflects the Valuation Committee’s determination to decrease the fair values of sixteen of the Company’s portfolio investments (Custom Alloy Corporation (“Custom Alloy”), MVC Automotive, Security Holdings B.V. (“Security Holdings”), SGDA Europe B.V. (“SGDA Europe”), Tekers, Turf, JSC Tekers Holdings (“JSC Tekers”), RuMe, BAC, Biogenics, Morey’s Seafood International, LLC (“Morey’s”), Ohio Medical Corporation (“Ohio Medical”), Equus Total Return Inc. (“Equus”), Legal Solutions, MVC Environmental, Inc. (“MVC Environmental”) and Initials, Inc. (“Initials”)) by a total of approximately $32.0 million.  The net decrease in the provision also reflects the Valuation Committee’s determination to increase the fair values of ten of the Company’s portfolio investments (NPWT Corporation (“NPWT”), Centile Holdings B.V. (“Centile”), U.S. Spray Drying Holding Company (“SCSD”), Agri-Carriers Group, Inc. (“Agri-Carriers”), RX Innovations, Inc. (“RX”), U.S. Gas, Advantage Insurance Holdings (“Advantage”), Thunderdome, United States Technologies (“U.S. Tech”) and Vestal) by a total of approximately $8.5 million.  For the fiscal year ended October 31, 2016, no incentive compensation was paid.  For the quarter ended April 30, 2016, a $2.1 million provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income exceeded the hurdle rate.  A $1.0 million incentive fee waiver was recorded during the quarter ended April 30, 2016 resulting in a net $1.1 million provision being recorded for the net operating income portion of the incentive fee.  For the quarter ended October 31, 2016, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate.  Please see Note 5 of our consolidated financial statements “Incentive Compensation” for more information.

For the Fiscal Year Ended October 31, 2015

Operating expenses, net of the Voluntary Waivers (as described below), were approximately $14.4 million or 4.54% of the Company’s average net assets for the fiscal year ended October 31, 2015.  Significant components of operating expenses for the fiscal year ended October 31, 2015 were interest and other borrowing costs of approximately $10.2 million and management fee expense paid by the Company of approximately $7.8 million.

The approximately $3.8 million decrease in the Company’s net operating expenses for the fiscal year ended October 31, 2015 compared to the same period in 2014, was primarily due to the approximately $5.0 million decrease in the estimated provision for incentive compensation expense and approximately $836,000 decrease in management fees, which was partially offset by an increase in interest and other borrowing costs of approximately $788,000 and an increase in audit and tax preparation fees, which was due to the fiscal year 2014 restatements and related expenses, totaling $836,000.  The portfolio fees - asset management are payable to TTG Advisers for monitoring and other customary fees received by the GP from portfolio companies of the PE Fund.  To the extent the GP or TTG Advisers receives advisory, monitoring, organization or other customary fees from any portfolio company of the PE Fund or management fees related to the PE Fund, 25% of such fees shall be paid to or retained by the GP and 75% of such fees shall be paid to or retained by TTG Advisers.  For the 2015 fiscal year, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement (the “Voluntary Waiver”).  TTG Advisers voluntarily agreed that any assets of the Company that were invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.  TTG Advisers has voluntarily agreed to waive any management fees on the Company’s assets invested in Equus common stock.  The Company and the Adviser have agreed to continue the expense cap of 3.5% (on consolidated expenses of the Company, including any amounts payable to TTG Advisers under the base management fee, but excluding the amount of any interest and other direct borrowing costs, taxes, incentive compensation, payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund and extraordinary expenses taken as a percentage of the Company’s average net assets)  into fiscal year 2015, though they modified the methodology so that the cap is applied to limit the Company’s ratio of expenses to total assets less cash (the “Modified Methodology”), consistent with the asset level used to calculate the base management fee. (The expenses covered by the cap remain unchanged.)   Under the Modified Methodology, for the fiscal year ended October 31, 2015, the Company’s expense ratio was 3.21% (taking into account the same carve outs as those applicable to the expense cap).

Pursuant to the terms of the Advisory Agreement, during the fiscal year ended October 31, 2015, the provision for incentive compensation was decreased by a net amount of approximately $9.7 million to approximately $5.0 million.  The net decrease in the provision for incentive compensation during the fiscal year ended October 31, 2015 primarily reflects the Valuation Committee’s determination to decrease the fair values of sixteen of the Company’s portfolio investments (Custom Alloy, NPWT, BAC, Tekers, PrePaid Legal Services, Inc. (“Pre-Paid Legal”), Centile, Biovation Holdings, Inc. (“Biovation”), Inland Environmental & Remediation LP (“Inland”), MVC Automotive, Ohio Medical, SGDA Europe, Security Holdings, JSC Tekers, Morey’s, Velocitius B.V. (“Velocitius”) and Equus) by a total of approximately $58.2 million.  The net decrease in the provision also reflects the Valuation Committee’s determination to increase the fair values of five of the Company’s portfolio investments (Turf, RuMe, Biogenic, Advantage Insurance and SCSD) by a total of approximately $4.3 million.  The Valuation Committee also increased the fair value of the Ohio Medical series C convertible preferred stock by approximately $4.7 million due to a PIK distribution, which was treated as a return of capital.  For the fiscal year ended October 31, 2015, no incentive compensation fee was paid.  Also, for the fiscal year ended October 31, 2015, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income did not exceed the hurdle rate.  Please see Note 5 of our consolidated financial statements “Incentive Compensation” for more information.

For the Fiscal Year Ended October 31, 2014

Operating expenses, net of the Voluntary Waivers (as described below), were approximately $18.2 million or 5.04% of the Company’s average net assets, for the fiscal year ended October 31, 2014.  Significant components of operating expenses for the fiscal year ended October 31, 2014 were management fee expense paid by the Company of approximately $8.7 million and interest and other borrowing costs of approximately $9.4 million.

The approximately $5.1 million decrease in the Company’s net operating expenses for the fiscal year ended October 31, 2014 compared to the fiscal year ended October 31, 2013, was primarily due to the approximately $8.6 million decrease in the estimated provision for incentive compensation expense, which was partially offset by an increase in interest and other borrowing costs of approximately $2.7 million and an increase in the Company’s management fee expense of approximately $849,000.  The portfolio fees - asset management are payable to TTG Advisers for monitoring and other customary fees received by the GP from portfolio companies of the PE Fund.  To the extent the GP or TTG Advisers receives advisory, monitoring, organization or other customary fees from any portfolio company of the PE Fund or management fees related to the PE Fund, 25% of such fees shall be paid to or retained by the GP and 75% of such fees shall be paid to or retained by TTG Advisers.  For the 2011 through 2015 fiscal years, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement (the “Voluntary Waiver”).  TTG Advisers voluntarily agreed that any assets of the Company that were invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.  TTG Advisers has voluntarily agreed to waive any management fees on the Company’s assets invested in Equus common stock.  The Company and the Adviser agreed to continue the expense cap of 3.5% (on consolidated expenses of the Company, including any amounts payable to TTG Advisers under the base management fee, but excluding the amount of any interest and other direct borrowing costs, taxes, incentive compensation, payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund and extraordinary expenses taken as a percentage of the Company’s average net assets)  into fiscal year 2015, though they reserved the ability to revise the calculation methodology later that year.  For the fiscal year ended October 31, 2014, no incentive compensation fee was paid.  Also, for fiscal year 2013 and fiscal year 2014, the Company’s expense ratio was 3.03% and 3.37%, respectively, (taking into account the same carve outs as those applicable to the expense cap).

Pursuant to the terms of the Advisory Agreement, during the fiscal year ended October 31, 2014, the provision for incentive compensation was decreased by a net amount of approximately $4.7 million to approximately $14.7 million.  The net decrease in the provision for incentive compensation during the fiscal year ended October 31, 2014 primarily reflects the Valuation Committee’s determination to decrease the fair values of eleven of the Company’s portfolio investments (MVC Automotive, G3K Displays, Inc. (“G3K”), Ohio Medical, NPWT, U.S. Gas, Velocitius, Octagon Credit Investors, LLC (“Octagon”), Tekers, JSC Tekers, SGDA Europe and Biovation) by a total of approximately $40.7 million.  The net decrease in the provision also reflects the Valuation Committee’s determination to increase the fair values of twelve of the Company’s portfolio investments (Custom Alloy, Advantage, Biogenic, Pre-Paid Legal, RuMe, Freshii USA, Inc. (“Freshii”), Centile, Security Holdings, Summit, Morey’s, Turf and Vestal) by a total of approximately $11.5 million.  The Valuation Committee also increased the fair value of the Ohio Medical series C convertible preferred stock by approximately $4.0 million due to a PIK distribution, which was treated as a return of capital.  For the fiscal year ended October 31, 2014, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income did not exceed the hurdle rate.  Please see Note 5 of our consolidated financial statements “Incentive Compensation” for more information.

REALIZED GAINS AND LOSSES ON PORTFOLIO SECURITIES

For the Nine Month Period Ended July 31, 2017 and 2016.  Net realized gains for the nine month period ended July 31, 2017 were approximately $125.1 million and net realized losses for the nine month period ended July 31, 2016 were $40.1 million, a net increase of approximately $165.2 million.

For the Nine Month Period Ended July 31, 2017

Net realized gains for the nine month period ended July 31, 2017 were approximately $125.1 million.  The Company’s net realized gains for the nine month period ended July 31, 2017 was primarily due to realized gains of approximately $114.6 million from the sale of U.S. Gas and approximately $10.2 million on the sale of AccuMed Corp., a portfolio company of the PE Fund.

On December 23, 2016, the Company received proceeds of approximately $12.2 million from the PE Fund related to the sale of AccuMed Corp., a portfolio company of the PE Fund.  The Company’s pro-rata share of the PE Fund’s investment in AccuMed Corp. totaled approximately $2.4 million, resulting in a realized gain of approximately $9.8 million.  The Company later received an escrow distribution of approximately $416,000 and carried interest payments from the PE Fund totaling approximately $390,000 related to the sale, which were recorded as additional realized gains.

On March 7, 2017, the Company exchanged its shares of MVC Turf, the holding company which owned the Company’s LLC interest in Turf Products, for approximately $3.8 million of additional subordinated debt in Turf Products.  The Company also received a cash distribution from MVC Turf prior to the share exchange of approximately $323,000, which was treated as a return of capital.  The Company realized a gain of approximately $609,000 as a result of the share exchange.

On March 22, 2017, the Company sold its common stock and warrant in Vestal receiving proceeds of approximately $687,000 and approximately $413,000, respectively.  This resulted in realized gains of approximately $437,000 and approximately $413,000 related to the common stock and warrant, respectively.

On April 7, 2017, the Company realized a loss of approximately $2.3 million on the common stock and loan of Tekers.

On June 8, 2017, the Company received total proceeds of approximately $18.1 million for the repayment of the outstanding Biogenic loans.  The total proceeds include repayment of all outstanding principal and a substantial portion of the unpaid accrued interest related to the loans that were previously reserved against in full beginning on April 1, 2016.  The warrants were also realized as part of this transaction resulting in a realized loss of approximately $620,000.

On July 5, 2017, the Company received gross consideration for its investment in U.S. Gas valued at approximately $126.1 million, including approximately $11.0 million for the repayment of its two outstanding loans from the Company. The fair value of the consideration received by the Company for its equity investment in U.S. Gas was $115.1 million. As a result of the gross consideration received, the Company realized a gain of approximately $114.6 million. The $115.1 million is comprised of: (i) cash of approximately $50.0 million; (ii) 9.5% second-lien callable notes due in July 2025 with a face amount of approximately $40.5 million (before certain post-closing and indemnification adjustments, if any); and (iii) 3,282,982 Crius trust units valued at approximately $24.6 million on the date of closing.

During the nine month period ended July 31, 2017, the Company recorded net realized gains of approximately $230,000 from the sale of certain short-term investments and approximately $1.3 million from its escrow receivables.

For the Nine Month Period Ended July 31, 2016

Net realized losses for the nine month period ended July 31, 2016 were approximately $40.1 million.  The Company’s net realized loss for the nine month period ended July 31, 2016 was primarily due to the realized losses of approximately $30.5 million on the sale of Ohio Medical common and preferred stock, and approximately $6.2 million on the Inland senior secured loan and warrant.

On December 22, 2015, the Company realized a loss of approximately $1.5 million with the dissolution of Biovation.

On December 24, 2015, the Company realized losses of approximately $5.5 million on Inland’s senior secured loan and $713,000 on its warrants as part of Inland’s restructuring.  As part of the restructuring, the Company received a $6.0 million senior secured loan from MVC Environmental, Inc. and received 950 of its common shares.  The loan bears annual interest of 9% and matures on December 22, 2020.

On December 31, 2015, the Company completed the sale of Ohio Medical through an asset sale.  The Company expects gross proceeds of approximately $40.0 million, including fees. At the time of closing, the Company received cash proceeds of approximately $29.0 million and anticipates receiving an additional $11.0 million, assuming the full receipt of all escrow proceeds scheduled for various periods, with the final release of payment scheduled for 18 months from the closing.

On May 31, 2016, the Company realized a loss of approximately $1.2 million with the dissolution of NPWT.

During the nine month period ended July 31, 2016, the Company also recorded net realized gains of approximately $126,000 with the sale of its short-term investments and net realized losses of approximately $929,000 on the escrow receivables.

For the Fiscal Years Ended October 31, 2016, 2015 and 2014. Net realized losses for the fiscal year ended October 31, 2016 were $45.2 million and net realized gains for the fiscal year ended October 31, 2015 were $3.7 million, a decrease of approximately $48.9 million. Net realized gains for the fiscal year ended October 31, 2014 were $16.5 million.

For the Fiscal Year Ended October 31, 2016

Net realized losses for the fiscal year ended October 31, 2016 were approximately $45.2 million.  The Company’s net realized loss for the fiscal year ended October 31, 2016 was primarily due to realized losses of approximately $30.5 million on the sale of Ohio Medical common and preferred stock, approximately $6.2 million on the Inland senior secured loan and warrant and approximately $5.6 million on the G3K loan and warrant.

On December 22, 2015, the Company realized a loss of approximately $1.5 million as a result of the dissolution of Biovation.

On December 24, 2015, the Company realized losses of approximately $5.5 million on Inland’s senior secured loan and $713,000 on its warrants as part of Inland’s restructuring.  As part of the restructuring, the Company received a $6.0 million senior secured loan from MVC Environmental and received 950 of its common shares.  The loan bears annual interest of 9% and matures on December 22, 2020.

On December 31, 2015, the Company completed the sale of Ohio Medical through an asset sale.  The Company expects gross proceeds of approximately $40.0 million, including fees. At the time of closing, the Company received cash proceeds of approximately $29.0 million and anticipates receiving an additional $11.0 million, assuming the full receipt of all escrow proceeds scheduled for various periods, with the final release of payment scheduled for 18 months from the closing.

On May 31, 2016, the Company realized a loss of approximately $1.2 million with the dissolution of NPWT.

On October 31, 2016, the Company realized a loss of approximately $5.6 million on its investment in G3K.

During the fiscal year ended October 31, 2016, the Company also recorded net realized gains of approximately $126,000 with the sale of its short-term investments and net realized losses of approximately $360,000 on its escrow receivables.

For the Fiscal Year Ended October 31, 2015

Net realized gains for the fiscal year ended October 31, 2015 were approximately $3.7 million.  The main components of the Company’s net realized gain for the fiscal year ended October 31, 2015 was primarily due to the realized gain of approximately $15.0 million on the sale of Vestal common stock which was partially offset by realized losses of $2.2 million on the sale of the Biovation loans when BAC credit purchased the assets of Biovation, $2.7 million on the sale of the common equity interest in Velocitius and $6.7 million on the dissolution of Harmony Health & Beauty, Inc. (“HH&B”).

On May 29, 2015, the Company sold its 81,000 shares of common stock in Vestal for approximately $17.9 million resulting in a realized gain of approximately $15.0 million.  The total proceeds included a $1.0 million dividend and assumes full receipt of the escrow proceeds.  The $600,000 loan was also repaid in full including all accrued interest.

On October 16, 2015, the Company sold its remaining common equity interest in Velocitius and received zero proceeds resulting in a realized loss of approximately $2.7 million.

On October 30, 2015, the Company realized a loss of $6.7 million from the dissolution of HH&B.

During the fiscal year ended October 31, 2015, the Company also recorded net realized gains of approximately $302,000 from the sale of its short-term investments.

For the Fiscal Year Ended October 31, 2014

Net realized gains for the fiscal year ended October 31, 2014 were approximately $16.5 million.  The significant component of the Company’s net realized gains for the fiscal year ended October 31, 2014 was primarily due to the sale of Custom Alloy’s convertible series A and B preferred shares and the sale of Octagon’s limited liability company interest.

On November 7, 2013, the Company recorded a realized gain of approximately $25,000 associated with the SHL Group Limited escrow.

On November 11, 2013, the Company recorded a realized gain of approximately $19,000 associated with the Vendio escrow.

On January 30, 2014, BPC II, LLC completed the dissolution of its operations.  The Company realized a loss of $180,000 as a result of this dissolution.

On May 1, 2014, the Company converted the JSC Tekers $12.0 million secured loan to preferred equity.  The cost and fair value assigned to the preferred equity was approximately $11.8 million.  As a result of the loan conversion, the Company realized a loss of approximately $190,000.

On July 29, 2014, the Company sold its limited liability company interest in Octagon for approximately $6.3 million resulting in a realized gain of approximately $3.2 million.

On October 3, 2014, Freshii repaid its $1.1 million senior secured loan in full, including all accrued interest.  With this repayment and the removal of the warrant associated with Freshii, the Company recorded a net realized loss of approximately $14,000.

On October 31, 2014, the Company redeemed its convertible series A and series B preferred shares in Custom Alloy for $23.0 million, which resulted in a realized gain of $13.0 million.

During the fiscal year ended October 31, 2014, the Company recorded realized losses of approximately $131,000 with the sale of its short-term investments and realized gains of approximately $823,000 related to a Summit distribution.

UNREALIZED APPRECIATION AND DEPRECIATION ON PORTFOLIO SECURITIES

For the Nine Month Period Ended July 31, 2017 and 2016.  The Company had a net change in unrealized depreciation on portfolio investments of approximately $86.1 million for the nine month period ended July 31, 2017 and unrealized appreciation of approximately $18.2 million for the nine month period ended July 31, 2016, respectively, a net decrease of approximately $104.3 million.

For the Nine Month Period Ended July 31, 2017

The Company had a net change in unrealized depreciation on portfolio investments of approximately $86.1 million for the nine month period ended July 31, 2017.  The components of the net change in unrealized depreciation for the nine month period ended July 31, 2017 were the reversal of the unrealized appreciation on the U.S. Gas convertible series I preferred stock of approximately $88.9 million (due to the sale of U.S. Gas), the general partnership interest and limited partnership interest in the PE Fund by a total of approximately $6.5 million, the Turf equity interest of approximately $456,000 and the Vestal common stock and warrant totaling approximately $750,000 which was partially offset by the reversal of the unrealized depreciation on the Tekers common stock and loan of approximately $2.3 million and the Biogenic loan and warrant totaling approximately $1.3 million.  The net change is also a result of the Valuation Committee determination to decrease the fair value of the Company’s investments in: BAC common stock by approximately $55,000, Custom Alloy second lien and unsecured loans by a total of approximately $263,000, Foliofn preferred stock by $292,000, Initials loan by approximately $390,000, MVC Environmental common stock by approximately $1.7 million and loan by approximately $1.1 million, RuMe series C preferred stock by approximately $221,000, common stock by approximately $49,000 and warrant by approximately $72,000, Turf loan by approximately $85,000, Crius equity units of approximately $196,000, HTI loan by approximately $119,000, SCSD common stock by $1.1 million, Vestal loan by approximately $57,000, common stock by approximately $54,000 and warrant by approximately $62,000 and the SGDA Europe common equity interest by approximately $431,000. These changes in unrealized depreciation were partially off-set by the Valuation Committee determination to increase the fair value of the Company’s investments in: Advantage preferred stock by approximately $494,000, Centile equity interest by $1.1 million, Dukane loan by approximately $73,000, JSC Tekers preferred stock by approximately $447,000, Legal Solutions loan by approximately $243,000, Morey’s loan by approximately $2.7 million, MVC Automotive equity interest by approximately $2.8 million, Pride loan by approximately $51,000, RuMe series B-1 preferred stock by approximately $44,000, Equus common stock by approximately $2.2 million, Quantum loan by approximately $323,000 and warrant by approximately $1.0 million, Security Holdings equity interest by approximately $534,000, U.S. Tech loan by $5,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.4 million, Turf guarantee by approximately $3,000 and the RuMe guarantee by approximately $60,000.

For the Nine Month Period Ended July 31, 2016

The Company had a net change in unrealized appreciation on portfolio investments of approximately $18.2 million for the nine month period ended July 31, 2016.  The change in unrealized appreciation for the nine month period ended July 31, 2016 primarily resulted from the reversal of the unrealized depreciation on the Ohio Medical common and preferred stock, Inland senior secured loan and warrants, the Biovation bridge loan and warrant and the NPWT common and preferred stock by a total of approximately $39.7 million.  The net change is also a result of the Valuation Committee determination to decrease the fair value of the Company’s investments in: Custom Alloy second lien and unsecured loans by a total of approximately $6.8 million, MVC Automotive equity interest by approximately $981,000, RuMe common stock by approximately $144,000, SGDA Europe equity interest by approximately $3.4 million, Tekers common stock by $342,000 and loan by approximately $28,000, Initials loan by approximately $30,000, Turf loan by approximately $105,000, U.S. Gas preferred stock series I by $3.9 million,  Security Holdings equity interest by $3.4 million, JSC Tekers preferred stock by approximately $1.2 million and common stock by $4,000, Biogenic warrant and loans by a total of approximately $5.6 million, Morey’s loan by approximately $738,000, Legal Solutions loan by approximately $130,000, BAC common stock by approximately $202,000 and the Ohio Medical escrow by approximately $898,000 that was recorded as a realized loss.  These changes in unrealized depreciation were partially off-set by the Valuation Committee determination to increase the fair value of the Company’s investments in: Turf guarantee by approximately $18,000, RuMe series C preferred stock by $427,000 and series B-1 preferred stock by $507,000, Agri-Carriers loan by approximately $95,000, Thunderdome loan by $30,000, U.S. Tech loan by $50,000, Vestal loan by approximately $129,000, common stock by approximately $462,000 and warrants by approximately $459,000, Advantage preferred stock by approximately $94,000, Foliofn preferred stock by approximately $104,000, MVC Environmental common stock by $29,000 MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.4 million, NPWT preferred stock by $4,000, Centile equity interest by $524,000, RX loan by approximately $230,000 and SCSD common stock by $750,000.

For the Fiscal Years Ended October 31, 2016, 2015 and 2014. The Company had a net change in unrealized appreciation on portfolio investments of $28.6 million for the fiscal year ended October 31, 2016 and unrealized depreciation of $50.6 million for the fiscal year ended October 31, 2015, an increase of $79.2 million. The Company had a net change in unrealized depreciation on portfolio investments of $37.9 million for the fiscal year ended October 31, 2014.

For the Fiscal Year Ended October 31, 2016

The Company had a net change in unrealized appreciation on portfolio investments of approximately $28.6 million for the fiscal year ended October 31, 2016.  The change in unrealized appreciation for the fiscal year ended October 31, 2016 primarily resulted from the reversal of the unrealized depreciation on the Ohio Medical common and preferred stock, Inland senior secured loan and warrants, the Biovation bridge loan and warrant, G3K loan and the NPWT common and preferred stock by a total of approximately $45.4 million.  The net change is also a result of the Valuation Committee determination to increase the fair value of the Company’s investments in: Turf guarantee by approximately $27,000, RuMe series B-1 preferred stock by $349,000 and warrant by approximately $718,000, Agri-Carriers loan by approximately $95,000, Thunderdome loan by $30,000, Equus common stock by approximately $667,000, U.S. Tech loan by $50,000, Vestal loan by approximately $57,000, common stock by approximately $427,000 and warrants by approximately $438,000, U.S. Gas preferred stock series I by $5.7 million, Advantage preferred stock by approximately $289,000, Foliofn, Inc. (“Foliofn”) preferred stock by approximately $344,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $3.3 million, NPWT preferred stock by $4,000, Centile equity interest by $474,000, RX loan by approximately $230,000 and SCSD common stock by $750,000.  These changes in unrealized appreciation were partially off-set by the Valuation Committee determination to decrease the fair value of the Company’s investments in: Custom Alloy second lien and unsecured loans by a total of approximately $6.5 million, MVC Automotive equity interest by approximately $2.7 million, RuMe common stock by approximately $384,000, series C preferred stock by $632,000 and guarantee by approximately $278,000, SGDA Europe equity interest by approximately $4.8 million, Tekers common stock by $342,000 and loan by approximately $28,000, Initials loan by approximately $65,000, Turf loan by approximately $107,000, MVC Environmental common stock by $1.5 million, Security Holdings equity interest by $10.4 million, JSC Tekers preferred stock by approximately $1.3 million and common stock by $4,000, Biogenic warrant and loans by a total of approximately $2.4 million, Morey’s loan by approximately $323,000, Legal Solutions loan by approximately $129,000 and BAC common stock by approximately $500,000.

For the Fiscal Year Ended October 31, 2015

The Company had a net change in unrealized depreciation on portfolio investments of approximately $50.6 million for the fiscal year ended October 31, 2015.  The change in unrealized depreciation for the fiscal year ended October 31, 2015 primarily resulted from the Valuation Committee’s decision to decrease the fair value of the Company’s investments in: Foliofn, Inc. preferred stock by $297,000, NPWT common stock by $3,000 and preferred stock by $45,000, Tekers common stock by $883,000,  PrePaid Legal loan by $100,000,  Centile equity interest by $339,000,  BAC common stock by approximately $229,000,  Biovations loan by approximately $3.4 million,  Morey’s second lien loan by approximately $1.9 million,  Velocitius equity interest by $2.8 million, Equus common stock by approximately $2.1 million, JSC Tekers preferred and common stock by a combined $1.1 million, Security Holdings equity interest by $5.3 million, SGDA Europe equity interest by approximately $4.0 million, Custom Alloy second lien loan by approximately $153,000, Ohio Medical series A preferred stock by $17.7 million, MVC Automotive equity interest by $10.9 million, Inland warrant by approximately $700,000 and loan by approximately $6.4 million and the reversal of the unrealized appreciation on the Vestal common stock which resulted in a realized gain of approximately $15.0 million. These changes in unrealized depreciation were partially off-set by the Valuation Committee determination to increase the fair value of the Company’s investments in: Turf loan and guarantee by a total of approximately $25,000, Biogenic warrant and senior convertible note by a total of approximately $802,000, SCSD common stock by $387,000, Advantage preferred stock by approximately $294,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $2.0 million and RuMe series C preferred stock and series B preferred stock by a total of approximately $2.8 million and the reversal of the unrealized depreciation on the Biovation loan, Velocitius equity interest and HH&B which resulted in total realized loss of approximately $11.6 million.  The Valuation Committee also increased the fair value of the Ohio Medical series C convertible preferred stock by approximately $4.7 million due to a PIK distribution, which was treated as a return of capital.

For the Fiscal Year Ended October 31, 2014

The Company had a net change in unrealized depreciation on portfolio investments of approximately $37.9 million for the fiscal year ended October 31, 2014.  The change in unrealized depreciation for the fiscal year ended October 31, 2014 primarily resulted from the reclassification from unrealized appreciation to realized gain, caused by the sale of Custom Alloy and Octagon of approximately $14.3 million in total and the Valuation Committee’s decision to decrease the fair value of the Company’s investments in: Foliofn, Inc. preferred stock by approximately $1.1 million, MVC Automotive equity interest by approximately $6.7 million, G3K loan by approximately $5.6 million, NPWT common stock by approximately $9,000 and preferred stock by approximately $160,000, U.S. Gas preferred stock by $9.0 million, Velocitius equity interest by approximately $8.4 million, Ohio Medical series A preferred stock by $800,000, Biovation warrants by $311,000, SGDA Europe equity interest by approximately $2.6 million, Biovation bridge loan by approximately $439,000, Octagon equity interest by approximately $750,000,

Tekers common stock by $252,000, JSC Tekers common and preferred stock by approximately $5.6 million, Turf loan by approximately $31,000 and the Turf guarantee by approximately $67,000.  These changes in unrealized depreciation were partially off-set by the Valuation Committee determinations to increase the fair value of the Company’s investments in: Custom Alloy series A preferred stock by approximately $12,000 and series B preferred stock by approximately $2.7 million, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $3.6 million, Centile equity interest by $117,000, PrePaid Legal loan by $100,000, Freshii warrant by approximately $23,000, Security Holdings equity interest by $1.7 million, RuMe series C preferred stock by approximately $875,000, Biogenic senior convertible note by $305,000, Advantage preferred stock by $221,000, Summit loan by approximately $253,000, Turf equity interest by $525,000, Morey’s loan by approximately $253,000 and Vestal common stock by approximately $4.5 million.  The Valuation Committee also increased the fair value of the Ohio Medical series C convertible preferred stock by approximately $4.0 million due to a PIK distribution, which was treated as a return of capital.  The reclassification from unrealized depreciation to a realized loss caused by the dissolution of BPC II, LLC of $180,000 was also a component in the change in unrealized depreciation.

PORTFOLIO INVESTMENTS

For the Nine Month Period Ended July 31, 2017 and the Year Ended October 31, 2016.  The cost of the portfolio investments held by the Company at July 31, 2017 and at October 31, 2016 was $403.2 million and $374.7 million, respectively, an increase of $28.5 million.  The aggregate fair value of portfolio investments at July 31, 2017 and at October 31, 2016 was $303.0 million and $360.1 million, respectively, a decrease of approximately $57.1 million.  The cost and fair value of cash, restricted cash and cash equivalents held by the Company at July 31, 2017 and October 31, 2016 was $119.8 million and $21.0 million, respectively, representing an increase of approximately $98.8 million.  The cost and fair value of U.S. Treasury obligations held by the Company at July 31, 2017 was $0 and at October 31, 2016 was $35.0 million, respectively.

For the Nine Month Period Ended July 31, 2017

During the nine month period ended July 31, 2017, in connection with the sale of U.S. Gas, the Company received securities that totaled approximately $65.1 million.  The securities were received from U.S. Gas ($40.5 million) and Crius  ($24.6 million).

During the nine month period ended July 31, 2017, the Company made 5 follow-on investments in 4 existing portfolio companies that totaled approximately $7.3 million.  On November 9, 2016, the Company invested approximately $59,000 in MVC Environmental and received an additional 30 shares of common stock.  On December 1, 2016, the Company loaned an additional $500,000 to U.S. Tech increasing the total amount outstanding to $5.5 million.  On December 13, 2016, the Company loaned an additional $475,000 to MVC Automotive increasing the amount outstanding on the bridge loan to approximately $3.8 million.  The maturity date was also extended to December 31, 2017.  On April 3, 2017, the Company loaned Security Holdings approximately $4.1 million in the form of a bridge loan with an interest rate of 5% and a maturity date of December 31, 2019.  On May 3, 2017, the Company invested approximately $1.1 million in MVC Automotive for additional common equity and loaned MVC Automotive approximately $1.1 million, increasing the amount outstanding on the bridge loan to approximately $4.9 million.  The maturity date was also extended to June 30, 2018.

On December 23, 2016, the Company received proceeds of approximately $12.2 million from the PE Fund related to the sale of AccuMed Corp., a portfolio company of the PE Fund.  The Company’s pro-rata share of the PE Fund’s investment in AccuMed Corp. totaled approximately $2.4 million, resulting in a realized gain of approximately $9.8 million.  The Company later received an escrow distribution of approximately $416,000 and carried interest payments from the PE Fund totaling approximately $390,000 related to the sale, which were recorded as additional realized gains.

On January 4, 2017, BAC repaid their senior loan in full, including all accrued interest totaling approximately $31,000.

On March 7, 2017, the Company exchanged its shares of MVC Turf, the holding company that owned the Company’s LLC interest in Turf Products, for approximately $3.8 million of additional subordinated debt in Turf Products.  This additional subordinated debt increases the Company’s existing subordinated debt investment to approximately $7.7 million.   The subordinated debt has an interest rate of 10% and matures on August 7, 2020.  The Company’s warrant and guarantee were also retired as a part of this recapitalization.  The Company also received a cash distribution from MVC Turf prior to the share exchange of approximately $323,000, which was treated as a return of capital.  The Company realized a gain of approximately $609,000 as a result of the share exchange.

On March 22, 2017, the Company sold its common stock and warrant in Vestal receiving proceeds of approximately $687,000 and approximately $413,000, respectively.  This resulted in realized gains of approximately $437,000 and approximately

$413,000 related to the common stock and warrant, respectively.  The Company also received a principal payment of approximately $4.1 million on its senior subordinated loan as part of Vestal’s refinancing resulting in an outstanding balance of approximately $2.5 million.  The new loan has an interest rate of 12% and a maturity date of August 21, 2022.

On April 7, 2017, the Company realized a loss of approximately $2.3 million on the sale of the common stock and the forgiveness of the loan to Tekers.

On April 12, 2017, the Company received a principal payment from Pride of approximately $79,000.

On April 24, 2017, Equus entered into a definitive agreement to acquire U.S. Gas (the “Equus Merger Agreement”).  Closing of the transaction was subject to a number of conditions.  On May 23, 2017, the Boards of MVC and U.S. Gas provided notice to Equus of a superior proposal that had been received from Crius and of MVC’s and U.S. Gas’s intent to terminate the Equus Merger Agreement.  On May 30, 2017, MVC and U.S. Gas terminated the Equus Merger Agreement, and in connection with such termination and pursuant to the Equus Merger Agreement, U.S. Gas paid to Equus a termination fee of $2.5 million.

On April 28, 2017, the Company received a principal payment from Morey’s of $262,000.

On May 30, 2017, U.S. Gas entered into a definitive agreement to be acquired by Crius Energy Trust for $172.5 million in a combination of cash, second-lien notes, and Crius trust units.

On June 8, 2017, the Company received total proceeds of approximately $18.1 million for the repayment of the outstanding Biogenic loans.  The total proceeds include repayment of all outstanding principal and a substantial portion of the unpaid accrued interest related to the loans that were previously reserved against in full beginning on April 1, 2016.  The warrants were also realized as part of this transaction resulting in a realized loss of approximately $620,000.

On June 26, 2017, Thunderdome repaid its loan in full totaling approximately $3.0 million, including all accrued interest.

On July 5, 2017, the Company received gross consideration for its investment in U.S. Gas valued at approximately $126.1 million, including approximately $11.0 million for the repayment of its two outstanding loans from the Company. The fair value of the consideration received by the Company for its equity investment in U.S. Gas was $115.1 million. As a result of the gross consideration received, the Company realized a gain of approximately $114.6 million. The $115.1 million is comprised of: (i) cash of approximately $50.0 million; (ii) 9.5% second-lien callable notes due in July 2025 with a face amount of approximately $40.5 million (before certain post-closing and indemnification adjustments, if any); and (iii) 3,282,982 Crius trust units valued at approximately $24.6 million on the date of closing. In addition to the approximately $115.1 million proceeds that the Company received from the sale of USG&E to Crius (pre-indemnification and pre- working capital true-up), the Company also received $1.48 million in cash to hold in its capacity as Holder Representative (of the USG&E selling shareholders). This $1.48 million cash received by the Company will be used to pay, over time, for legal costs, potential settlements, true-up payments, etc. on behalf of the USG&E selling shareholders.  Since the Company expects the $1.48 million to be fully used for legal costs, settlements and true-up payments, on behalf of the USG&E selling shareholders, the Company has reserved in full against all proceeds received.  If there are any excess proceeds, once all costs and payments associated with the transaction have been made, the excess proceeds will be split amongst the non-legacy USG&E selling shareholders on a pro-rata basis.

On July 20, 2017, Pride repaid its loan in full totaling approximately $5.1 million, including all accrued interest.

During the nine month period ended July 31, 2017, Initials made a principal payment of approximately $69,000.

During the nine month period ended July 31, 2017, the Company recorded a distribution of approximately $330,000 from Security Holdings, which was recorded as a return of capital.

During the quarter ended January 31, 2017, the Valuation Committee increased the fair value of the Company’s investments in: Advantage preferred stock by approximately $136,000, Centile equity interest by $340,000, Custom Alloy unsecured loan by approximately $370,000, Dukane loan by approximately $71,000, Legal Solutions loan by approximately $112,000, Morey’s loan by approximately $462,000, Pride loan by approximately $51,000, Quantum loan by approximately $323,000 and warrant by approximately $1.0 million, Security Holdings equity interest by approximately $1.5 million, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $99,000, Turf loan by approximately $7,000 and guarantee by approximately $3,000, RuMe guarantee by approximately $50,000 and the U.S. Tech loan by $5,000.  The Valuation Committee also increased the Ohio Medical escrow by approximately $73,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to Vestal, HTI, Legal Solutions, MVC Environmental, FDS, RuMe, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $511,649.  The Valuation Committee also decreased the fair value of the Company’s investments in: BAC common stock by approximately $55,000, Custom Alloy second lien loan by approximately $575,000, Foliofn preferred stock by $264,000, Initials loan by approximately $95,000, JSC Tekers preferred stock by approximately $43,000, MVC Automotive equity interest by $307,000, MVC Environmental common stock by approximately $517,000, RuMe series C preferred stock by approximately $186,000, series B-1 preferred stock by approximately $9,000, common stock by approximately $42,000 and warrant by approximately $66,000, SCSD common stock by $560,000, SGDA Europe common equity interest by approximately $252,000 and Vestal loan by approximately $57,000, common stock by approximately $54,000 and warrant by approximately $62,000.

During the quarter ended April 30, 2017, the Valuation Committee increased the fair value of the Company’s investments in: Advantage preferred stock by approximately $219,000, Centile equity interest by $136,000, Dukane loan by approximately $1,000, Foliofn preferred stock by $128,000, JSC Tekers preferred stock by approximately $71,000, Legal Solutions loan by approximately $130,000, Morey’s loan by approximately $1.3 million, MVC Automotive equity interest by approximately $1.7 million, Quantum warrant by approximately $2,000, RuMe guarantee by approximately $91,000 and the MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $171,000.  The Valuation Committee also increased the Ohio Medical escrow by approximately $228,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to HTI, Legal Solutions, MVC Environmental, RuMe, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $406,896.  The Valuation Committee also decreased the fair value of the Company’s investments in: Initials loan by approximately $47,000, MVC Environmental common stock by approximately $410,000, RuMe series C preferred stock by approximately $164,000, series B-1 preferred stock by approximately $5,000, common stock by approximately $36,000 and warrant by approximately $72,000, SGDA Europe common equity interest by approximately $106,000, Security Holdings equity interest by approximately $962,000, Turf loan by approximately $246,000 and SCSD common stock by $215,000.

During the quarter ended July 31, 2017, the Valuation Committee increased the fair value of the Company’s investments in: Advantage preferred stock by approximately $139,000, Centile equity interest by $629,000, Custom Alloy unsecured loan by approximately $317,000, Dukane loan by approximately $1,000, JSC Tekers preferred stock by approximately $419,000, Legal Solutions loan by approximately $1,000, Morey’s loan by approximately $1.0 million, MVC Automotive equity interest by approximately $1.4 million, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.1 million, Quantum warrant by approximately $1,000, RuMe series C preferred stock by approximately $129,000, series B-1 preferred stock by approximately $58,000, common stock by approximately $29,000 and warrant by approximately $66,000 and the Turf loan by approximately $154,000. In addition, increases in the cost basis and fair value of the loans to HTI, Legal Solutions, MVC Environmental, RuMe, Dukane, Initials and U.S. Gas were due to the capitalization of PIK interest totaling $486,743.  The Valuation Committee also decreased the fair value of the Company’s investments in:  Custom Alloy second lien loan by approximately $375,000, Foliofn preferred stock by $156,000, HTI loan by approximately $119,000, RuMe guarantee by approximately $81,000, Initials loan by approximately $248,000, MVC Environmental common stock by approximately $760,000 and loan by approximately $1.1 million, SGDA Europe common equity interest by approximately $73,000 and the SCSD common stock by approximately $316,000.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the Company’s investments in: Advantage preferred stock by approximately $494,000, Centile equity interest by $1.1 million, Custom Alloy unsecured loan by approximately $687,000, Dukane loan by approximately $73,000, JSC Tekers preferred stock by approximately $447,000, Legal Solutions loan by approximately $243,000, Morey’s loan by approximately $2.7 million, MVC Automotive equity interest by approximately $2.8 million, Pride loan by approximately $51,000, RuMe series B-1 preferred stock by approximately $44,000, Quantum loan by approximately $323,000 and warrant by approximately $1.0 million, Security Holdings equity interest by approximately $534,000, U.S. Tech loan by $5,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.4 million, Turf guarantee by approximately $3,000 and the RuMe guarantee by approximately $60,000.  The Valuation Committee also increased the Ohio Medical escrow by approximately $301,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to Vestal, HTI, Legal Solutions, MVC Environmental, FDS, RuMe, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $1,405,288.  The Valuation Committee also decreased the fair value of the Company’s investments in: BAC common stock by approximately $55,000, Custom Alloy second lien loan by approximately $950,000, Foliofn preferred stock by $292,000, Initials loan by approximately $390,000, MVC Environmental common stock by approximately $1.7 million and loan by approximately $1.1 million, RuMe series C preferred stock by approximately $221,000, common stock by approximately $49,000 and warrant by approximately $72,000, Turf loan by approximately $85,000, HTI loan by approximately $119,000, SCSD common stock by $1.1 million, Vestal loan by approximately $57,000, common stock by approximately $54,000 and warrant by approximately $62,000 and the SGDA Europe common equity interest by approximately $431,000.

At July 31, 2017, the fair value of all portfolio investments, exclusive of escrow receivables, was $303.0 million with a cost basis of $403.2 million.  At July 31, 2017, the fair value and cost basis of Legacy Investments was $5.6 million and $23.8 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $297.4 million and $379.4 million, respectively.  At October 31, 2016, the fair value of all portfolio investments, exclusive of U.S. Treasury obligations and escrow receivables, was $360.1 million with a cost basis of $374.7 million.  At October 31, 2016, the fair value and cost basis of Legacy Investments was $5.9 million and $23.8 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $354.2 million and $350.9 million, respectively.

For the Fiscal Year Ended October 31, 2016

During the fiscal year ended October 31, 2016, the Company made six new investments, committing capital that totaled approximately $35.7 million.  The investments were made in Somotra ($1.7 million), Pride ($5.1 million), Dukane ($7.0 million), Quantum ($10.0 million), FDS ($2.3 million) and HTI ($9.6 million).

During the fiscal year ended October 31, 2016, the Company made 9 follow-on investments in six existing portfolio companies that totaled approximately $8.5 million.  On November 20, 2015 and December 3, 2015, the Company invested an additional $538,000 and $1.1 million, respectively, in MVC Automotive common equity.  On January 4, 2016, the Company loaned an additional $1.5 million to Legal Solutions, which increased the senior subordinated loan to approximately $10.2 million. On February 1, 2016, the Company loaned an additional $1.1 million to Thunderdome, which increased the second lien loan to approximately $3.0 million.  On May 5, 2016, the Company loaned $30,000 to BAC in the form of a senior loan with an interest rate of 5% and a maturity date of May 5, 2021.  On June 28, 2016, the Company loaned approximately $1.7 million to MVC Automotive in the form of a bridge loan with an interest rate of 6% and a maturity date of December 31, 2016.  On June 28, 2016, the Company loaned approximately $28,000 to Tekers in the form of a bridge loan with an interest rate of 6% and a maturity date of June 27, 2017.  On October 7, 2016, the Company loaned RuMe $900,000 in the form of a subordinated note with an interest rate of 10% and a maturity date of October 7, 2017.  On October 12, 2016, the Company loaned an additional $1.6 million to MVC Automotive in the form of a bridge loan and extended the maturity date to June 30, 2017.  The loan had an outstanding balance at October 31, 2016 of approximately $3.3 million.

On November 3, 2015, The Results Companies, LLC (“Results Companies”) repaid its loan in full totaling approximately $10.0 million, including all accrued interest.

On December 22, 2015, the Company realized a loss of approximately $1.5 million due to the dissolution of Biovation.

On December 24, 2015, the Company realized losses of approximately $5.5 million on Inland senior secured loan and $713,000 on its warrants as part of Inland’s restructuring.  As part of the restructuring, the Company obtained a $6.0 million senior secured loan from MVC Environmental, a holding company formed by the Company that owns and operates intellectual property and environmental service facilities for oil and gas waste recycling related to Inland, and received 950 of its common shares.  The loan bears annual interest of 9% and matures on December 22, 2020.

On December 31, 2015, the Company completed the sale of Ohio Medical through an asset sale.  The Company expects gross proceeds of approximately $40.0 million, including fees, which results in a realized loss of approximately $30.5 million. At the time of closing, the Company received cash proceeds of approximately $29.0 million, which included $2.3 million in monitoring and closing fees, and anticipates receiving an additional $11.0 million, assuming the full receipt of all escrow proceeds scheduled for various periods, with the final release of payment scheduled for 18 months from the closing.  The Company has received approximately $1.3 million in escrow proceeds as of October 31, 2016.  The fair value of the escrow as of October 31, 2016 was approximately $9.1 million.

On March 7, 2016 and July 28, 2016, the Company received dividends of $10.0 million and $2.5 million, respectively, from U.S. Gas.

On April 18, 2016, Somotra repaid its loan in full totaling approximately $1.7 million, including all accrued interest.

On May 6, 2016, RX repaid $8.0 million on its loan.  In addition, RX repaid all outstanding accrued and deferred interest for a total payment of approximately $9.9 million.  As part of the transaction, which led to the repayment, RX was reorganized into FDS, Inc., a data service provider.  The Company’s outstanding $2.3 million of principal was changed to a senior subordinated loan with an interest rate of 16% and a maturity date of November 30, 2016.

On May 31, 2016, the Company realized a loss of approximately $1.2 million from the dissolution of NPWT.

On September 19, 2016, Agri-Carriers repaid $11.8 million of principal on its loan.  In addition, Agri-Carriers repaid all outstanding accrued and deferred interest for a total payment of approximately $13.7 million.

On October 31, 2016, the Company realized a loss of approximately $5.6 million on its investment in G3K.

During the fiscal year ended October 31, 2016, the Company recorded a distribution of approximately $1.9 million from Security Holdings of which a portion was recorded as a return of capital and a portion was recorded as dividend income.

During the fiscal year ended October 31, 2016, the Company received distributions totaling approximately $97,000 from the PE Fund that were recorded as dividend income.

During the fiscal year ended October 31, 2016, Thunderdome made principal payments totaling approximately $51,000 on its second lien loan.  The Company subsequently loaned Thunderdome an additional $1.1 million.  The balance of the loan at October 31, 2016 was approximately $3.0 million.

During the fiscal year ended October 31, 2016, Dukane made principal payments totaling approximately $36,000 on its second lien loan.  The balance of the loan at October 31, 2016 was approximately $7.1 million.

During the quarter ended January 31, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Foliofn preferred stock by $34,000, Turf loan by approximately $19,000 and guarantee by approximately $6,000, RuMe series C preferred stock by $630,000 and series B-1 preferred stock by $160,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $947,000, NPWT preferred stock by $4,000, Centile equity interest by $260,000, Argi-Carriers loan by approximately $108,000, RX loan by approximately $409,000 and SCSD common stock by $750,000.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal, Agri-Carriers, RX, Legal Solutions, MVC Environmental and U.S. Gas were due to the capitalization of PIK interest totaling $3,337,651.  The Valuation Committee also decreased the fair value of the Company’s investments in: Custom Alloy second lien and unsecured loans by a total of approximately $2.4 million, MVC Automotive equity interest by approximately $27,000, Security Holdings equity interest by approximately $4.6 million, SGDA Europe equity interest by approximately $2.9 million, Tekers common stock by $35,000, JSC Tekers preferred stock by approximately $740,000 and common stock by $4,000, BAC common stock by approximately $38,000, Biogenic warrant and loan by a total of approximately $35,000, Morey’s second lien loan by approximately $1.1 million, Legal Solutions loan by approximately $310,000 and the Ohio Medical escrow by approximately $1.3 million that was recorded as a realized loss.

During the quarter ended April 30, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Security Holdings equity interest by $911,000, RuMe series B-1 preferred stock by approximately $347,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $763,000, JSC Tekers preferred stock by approximately $575,000, Centile equity interest by $281,000, Morey’s loan by approximately $51,000, Custom Alloy unsecured loan by approximately $50,000, Turf guarantee by approximately $6,000 and the Initials loan by approximately $2,000.  The Valuation Committee also increased the Ohio Medical escrow by approximately $177,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal, Agri-Carriers, RX, Legal Solutions, MVC Environmental, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $1,495,179.  The Valuation Committee also decreased the fair value of the Company’s investments in: Custom Alloy second lien loan by approximately $1.5 million, RuMe series C preferred stock by approximately $203,000 and common stock by approximately $144,000, Foliofn preferred stock by approximately $254,000, MVC Automotive equity interest by approximately $506,000, SGDA Europe equity interest by approximately $219,000, Tekers common stock by $266,000, Turf loan by approximately $138,000, U.S. Gas preferred stock series I by $3.9 million, BAC common stock by approximately $92,000, Biogenic warrant and loans by a total of approximately $136,000, Advantage preferred stock by approximately $67,000, MVC Environmental common stock by $38,000, Agri-Carriers loan by approximately $133,000, RX loan by approximately $179,000 and Legal Solutions loan by approximately $91,000.

During the quarter ended July 31, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Agri-Carriers loan by approximately $120,000, Thunderdome loan by $30,000, U.S. Tech loan by $50,000, Advantage preferred stock by approximately $161,000, Morey’s loan by approximately $358,000, Turf loan by approximately $14,000 and guarantee by approximately $6,000, Vestal loan by approximately $129,000, common stock by approximately $462,000 and warrants by approximately $459,000, MVC Environmental common stock by $67,000, Foliofn preferred stock by approximately $324,000, Legal Solutions loan by approximately $271,000 and Security Holdings equity interest by $292,000.  The Valuation Committee also increased the Ohio Medical escrow by approximately $210,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal, Agri-Carriers, Initials, Legal Solutions, MVC Environmental, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $1,865,633.  The Valuation Committee also decreased the fair value of the Company’s investments in: Custom Alloy second lien and unsecured loans by a total of approximately $2.9 million, Tekers common stock by $41,000 and loan by approximately $28,000, BAC common stock by approximately $72,000, Centile equity interest by $17,000, Initials loan by approximately $32,000, JSC Tekers preferred stock by approximately $1.0 million, MVC Automotive equity interest by approximately $448,000, SGDA Europe equity interest by approximately $245,000, Biogenic warrant and loans by a total of approximately $5.5 million and the MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $356,000.

During the quarter ended October 31, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Advantage preferred stock by approximately $195,000, Custom Alloy second lien loan by approximately $256,000, Foliofn preferred stock by approximately $240,000, Legal Solutions loan by approximately $1,000, Morey’s loan by approximately $415,000, Turf guarantee by approximately $9,000, U.S. Gas preferred stock series I by $9.6 million, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.9 million, RuMe warrant by approximately

$718,000 and the Biogenic loans by a total of approximately $3.2 million.  The Valuation Committee also increased the Ohio Medical escrow by approximately $364,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to Vestal, HTI, Legal Solutions, MVC Environmental, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $402,287.  The Valuation Committee also decreased the fair value of the Company’s investments in: BAC common stock by approximately $298,000, Centile equity interest by $50,000, Custom Alloy unsecured loan by approximately $32,000, Initials loan by approximately $35,000, JSC Tekers preferred stock by approximately $139,000, MVC Automotive equity interest by approximately $1.7 million, RuMe common stock by $240,000, series C preferred stock by $1.1 million, series B-1 preferred stock by $158,000 and guarantee by approximately $278,000, Security Holdings equity interest by $7.0 million, SGDA Europe equity interest by approximately $1.4 million, Turf loan by approximately $2,000, Vestal loan by approximately $72,000, common stock by approximately $35,000 and warrants by approximately $21,000 and MVC Environmental common stock by $1.5 million.

During the fiscal year ended October 31, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Turf guarantee by approximately $27,000, RuMe series B-1 preferred stock by $349,000 and warrant by approximately $718,000, Agri-Carriers loan by approximately $95,000, Thunderdome loan by $30,000, U.S. Tech loan by $50,000, Vestal loan by approximately $57,000, common stock by approximately $427,000 and warrants by approximately $438,000, U.S. Gas preferred stock series I by $5.7 million, Advantage preferred stock by approximately $289,000, Foliofn preferred stock by approximately $344,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $3.3 million, NPWT preferred stock by $4,000, Centile equity interest by $474,000, RX loan by approximately $230,000 and SCSD common stock by $750,000.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal, Agri-Carriers, RX, Legal Solutions, Initials, MVC Environmental, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $7,100,750.  The Valuation Committee also decreased the fair value of the Company’s investments in: Custom Alloy second lien and unsecured loans by a total of approximately $6.5 million, MVC Automotive equity interest by approximately $2.7 million, RuMe common stock by approximately $384,000, series C preferred stock by $632,000 and guarantee by approximately $278,000, SGDA Europe equity interest by approximately $4.8 million, Tekers common stock by $342,000 and loan by approximately $28,000, Initials loan by approximately $65,000, Turf loan by approximately $107,000, MVC Environmental common stock by $1.5 million, Security Holdings equity interest by $10.4 million, JSC Tekers preferred stock by approximately $1.3 million and common stock by $4,000, Biogenic warrant and loans by a total of approximately $2.4 million, Morey’s loan by approximately $323,000, Legal Solutions loan by approximately $129,000, BAC common stock by approximately $500,000 and the Ohio Medical escrow by approximately $534,000 that was recorded as a realized loss.

At October 31, 2016, the fair value of all portfolio investments, exclusive of U.S. Treasury obligations and escrow receivables, was $360.1 million with a cost basis of $374.7 million.  At October 31, 2016, the fair value and cost basis of Legacy Investments was $5.9 million and $23.8 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $354.2 million and $350.9 million, respectively.  At October 31, 2015, the fair value of all portfolio investments, exclusive of U.S. Treasury obligations and escrow receivables, was $400.9 million with a cost basis of $443.7 million.  At October 31, 2015, the fair value and cost basis of the Legacy Investments was $5.6 million and $23.8 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $395.3 million and $419.9 million, respectively.

PORTFOLIO COMPANIES

During the nine month period ended July 31, 2017, the Company had investments in the following portfolio companies:

Actelis Networks, Inc.

Actelis Networks, Inc. (“Actelis”), Fremont, California, a Legacy Investment, provides authentication and access control solutions designed to secure the integrity of e-business in Internet-scale and wireless environments.

At October 31, 2016 and July 31, 2017, the Company’s investment in Actelis consisted of 150,602 shares of Series C preferred stock at a cost of $5.0 million.  The investment has been fair valued at $0.

Advantage Insurance Holdings

Advantage, Cayman Islands, is a provider of specialty insurance, reinsurance and related services to business owners and high net worth individuals.

At October 31, 2016, the Company’s investment in Advantage consisted of 750,000 shares of preferred stock at a cost basis of $7.5 million and a fair value of approximately $8.3 million.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the preferred stock by approximately $494,000.

At July 31, 2017, the Company’s investment in Advantage consisted of 750,000 shares of preferred stock at a cost basis of $7.5 million and a fair value of approximately $8.8 million.

Biogenic Reagents

Biogenic, Minneapolis, Minnesota, is a producer of high-performance activated carbon products made from renewable biomass.

On September 26, 2016, Biogenics entered into an Assignment for the Benefit of Creditors to pursue an efficient sale of its assets. The Company is exploring an asset sale of the tangible and intangible assets of Biogenics to a strategic and/or financial buyer.

At October 31, 2016, the Company’s investment in Biogenic consisted of two senior notes with maturity dates of July 21, 2018 and June 30, 2016, a senior convertible note with a maturity date of July 21, 2018, a senior subordinated note with a maturity date of June 30, 2016 and a warrant.  The notes have an interest rate of 16%.  The loans had a combined outstanding balance and cost basis of approximately $15.9 million and a fair value of approximately $15.1 million.  The warrants had a combined cost basis of approximately $620,000 and a combined fair value of $0.  The Company reserved in full against all of the accrued interest starting April 1, 2016.

On June 8, 2017, the Company received total proceeds of approximately $18.1 million for the repayment of the outstanding Biogenic loans.  The total proceeds include repayment of all outstanding principal and a substantial portion of the unpaid accrued interest related to the loans that were previously reserved against in full beginning on April 1, 2016.  The warrants were also realized as part of this transaction resulting in a realized loss of approximately $620,000.

At July 31, 2017, the Company no longer held an investment in Biogenic.

Biovation Acquisition Co.

BAC, Montgomery, Minnesota, owns a manufacturing facility and markets environmentally friendly, organic and sustainable laminate materials and composites.

At October 31, 2016, the Company’s investment in BAC consisted of 90 shares of class B non-voting common stock with a cost basis of approximately $785,000 and a fair value of approximately $55,000 and a senior loan with an outstanding balance, cost basis and fair value of $30,000.

On January 4, 2017, BAC repaid their senior loan in full, including all accrued interest totaling approximately $31,000.

During the nine month period ended July 31, 2017, the Valuation Committee decreased the fair value of the common stock by approximately $55,000.

At July 31, 2017, the Company’s investment in BAC consisted of 90 shares of class B non-voting common stock with cost basis of approximately $785,000 and a fair value of $0.

Centile Holding B.V.

Centile, Sophia-Antipolis, France, is a leading European innovator of unified communications, network platforms, hosted solutions, applications and tools that help mobile, fixed and web-based communications service providers serve the needs of enterprise end users.

At October 31, 2016, the Company’s investment in Centile consisted of common equity interest at a cost of $3.5 million and a fair value of approximately $5.4 million.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the common equity interest by approximately $1.1 million.

At July 31, 2017, the Company’s investment in Centile consisted of common equity interest at a cost of $3.5 million and a fair value of approximately $6.5 million.

Puneet Sanan, a representative of the Company, serves as a director of Centile.

Crius Energy Trust

Crius, Toronto, Canada, is a leading retail energy marketer.

On May 30, 2017, U.S. Gas entered into a definitive agreement to be acquired by Crius Energy Trust for $172.5 million in a combination of cash, second-lien notes, and Crius trust units.

On July 5, 2017, the Company received gross consideration for its investment in U.S. Gas valued at approximately $126.1 million, including approximately $11.0 million for the repayment of its two outstanding loans from the Company. The fair value of the consideration received by the Company for its equity investment in U.S. Gas was $115.1 million. As a result of the gross consideration received, the Company realized a gain of approximately $114.6 million. The $115.1 million is comprised of: (i) cash of approximately $50.0 million; (ii) 9.5% second-lien callable notes due in July 2025 with a face amount of approximately $40.5 million (before certain post-closing and indemnification adjustments, if any); and (iii) 3,282,982 Crius trust units valued at approximately $24.6 million.

At July 31, 2017, the Company’s investment in Crius consisted of 3,282,982 equity units at a cost of approximately $24.6 million and a fair value of approximately $24.4 million. The units trade on the Toronto Stock Exchange under the symbol KWH.

Custom Alloy Corporation

Custom Alloy, High Bridge, New Jersey, manufactures time sensitive and mission critical butt-weld pipe fittings and forgings for the natural gas pipeline, power generation, oil/gas refining and extraction, and nuclear generation markets.

At October 31, 2016, the Company’s investment in Custom Alloy consisted of an unsecured subordinated loan with a cost basis and outstanding balance of approximately $3.0 million and a fair value of approximately $2.1 million and a second lien loan with a cost basis and outstanding balance of approximately $24.4 million and a fair value of approximately $18.6 million.  The second lien loan had an interest rate of 10% and a maturity date of April 30, 2020 and the unsecured subordinated loan had an interest rate of 12% and a maturity date of March 31, 2018. The Company reserved in full against all accrued PIK interest starting July 1, 2016.

During the nine month period ended July 31, 2017, the Valuation Committee decreased the fair value of the second lien loan by approximately $950,000 and increased the fair value of the unsecured subordinated loan by approximately $687,000.

At July 31, 2017, the Company’s investment in Custom Alloy consisted of an unsecured subordinated loan with a cost basis and outstanding balance of approximately $3.0 million and a fair value of approximately $2.8 million and a second lien loan with a cost basis and outstanding balance of approximately $24.4 million and a fair value of approximately $17.7 million.  The Company has reserved in full against all of the accrued interest.

Dukane IAS, LLC

Dukane, St. Charles, Illinois, is a global provider of plastic welding equipment.

At October 31, 2016, the Company’s investment in Dukane consisted of a second lien loan with an outstanding amount of approximately $7.1 million, a cost basis of approximately $7.0 million and a fair value of approximately $7.1 million. The second lien loan had an interest rate of 13% and a maturity date of November 17, 2020.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the loan by approximately $73,000.

At July 31, 2017, the Company’s investment in Dukane consisted of a second lien loan with an outstanding amount of approximately $7.2 million, a cost basis of approximately $7.1 million and a fair value of approximately $7.3 million.  The increase in cost basis of the loans is due to the amortization of loan origination fees and capitalization of “payment in kind” interest.

Equus Total Return, Inc.

Equus is a publicly traded business development company and regulated investment company listed on the New York Stock Exchange (NYSE:EQS).  Consistent with the Company’s valuation procedures, the Company has been marking this investment to its market price.

At October 31, 2016, the Company’s investment in Equus consisted of 4,444,644 shares of common stock with a cost of approximately $10.0 million and a market value of approximately $8.3 million.

On April 24, 2017, Equus entered into the Equus Merger Agreement to acquire U.S. Gas.  Subject to closing, the transaction would be effected in two stages.  The first stage consists of Equus’ acquisition of more than 90% of U.S. Gas’ common and convertible preferred stock from the Company and certain other U.S. Gas stockholders in exchange for shares of Equus.  In the second stage, a wholly-owned subsidiary of Equus (formed to hold all such common and convertible preferred stock of U.S. Gas) would be merged with and into U.S. Gas, with U.S. Gas as the surviving corporation and wholly-owned by Equus, which will change its name to USG&E, Inc.  Closing of the transaction is subject to a number of conditions.

On May 23, 2017, the Boards of MVC and U.S. Gas provided notice to Equus of a superior proposal that had been received from Crius and of MVC’s and U.S. Gas’s intent to terminate the Equus Merger Agreement.  On May 30, 2017, MVC and U.S. Gas terminated the Equus Merger Agreement, and in connection with such termination and pursuant to the Equus Merger Agreement, U.S. Gas paid to Equus a termination fee of $2.5 million.

At July 31, 2017, the Company’s investment in Equus consisted of 4,444,644 shares of common stock with a cost of approximately $10.0 million and a market value of approximately $10.5 million.

FDS, Inc.

FDS, Fort Worth, TX, is a data service provider.

At October 31, 2016, the Company’s investment in FDS consisted of a senior subordinated loan with an outstanding amount, cost basis and fair value of $2.3 million.  The loan had an interest rate of 16% and a maturity date of November 30, 2016.

On November 30, 2016, the interest rate was changed to 12% cash and the maturity date was extended to November 30, 2017.

At July 31, 2017, the Company’s investment in FDS consisted of a senior subordinated loan with an outstanding amount, cost basis and fair value of $2.4 million.  The increase in cost basis of the loans is due to the amortization of loan origination fees and capitalization of “payment in kind” interest.

Foliofn, Inc.

Foliofn, Vienna, Virginia, a Legacy Investment, is a financial services technology company that offers investment solutions to financial services firms and investors.

At October 31, 2016, the Company’s investment in Foliofn consisted of 5,802,259 shares of Series C preferred stock with a cost of $15.0 million and a fair value of approximately $5.9 million.

During the nine month period ended July 31, 2017, the Valuation Committee decreased the fair value of the preferred stock by $292,000.

At July 31, 2017, the Company’s investment in Foliofn consisted of 5,802,259 shares of Series C preferred stock with a cost of $15.0 million and a fair value of approximately $5.6 million.

Chris Ferguson, a representative of the Company, serves as a director of Foliofn.

HTI Technologies and Industries, Inc.

HTI, LaVergne, Tennessee, is a manufacturer of electric motor components and designer of small motor systems.

At October 31, 2016, the Company’s investment in HTI consisted of a second lien loan with an outstanding amount of approximately $9.7 million, a cost basis of approximately $9.6 million and a fair value of approximately $9.7 million.  The loan has an interest rate of 14% and a maturity date of June 21, 2018.

During the nine month period ended July 31, 2017, the Valuation Committee decreased the fair value of the loan by approximately $119,000.

At July 31, 2017, the Company’s investment in HTI consisted of a second lien loan with an outstanding amount and cost basis of approximately $9.8 million and a fair value of approximately $9.7 million.  The increase in cost basis of the loan is due to the amortization of loan origination fees and capitalization of “payment in kind” interest.

Initials, Inc.

Initials, Clarkesville, Georgia, is a direct selling organization specializing in customized bags, organizational products and fashion accessories.

At October 31, 2016, the Company’s investment in Initials consisted of a senior subordinated loan with an outstanding amount, cost basis and fair value of approximately $4.8 million. The loan has an interest rate of 15% and matures on June 23, 2020.

During the nine month period ended July 31, 2017, Initials made a principal payment of approximately $69,000.

During the nine month period ended July 31, 2017, the Valuation Committee decreased the fair value of the loan by approximately $390,000.

At July 31, 2017, the Company’s investment in Initials consisted of a senior subordinated loan with an outstanding amount and cost basis of approximately $4.8 million and a fair value of approximately $4.4 million.

JSC Tekers Holdings

JSC Tekers, Latvia, is an acquisition company focused on real estate management.

At October 31, 2016, the Company’s investment in JSC Tekers consisted of 9,159,085 shares of preferred stock with a cost basis of $11.8 million and a fair value of $3.7 million and 3,201 shares of common stock with a cost basis of $4,500 and a fair value of $0.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the preferred stock by $447,000.

At July 31, 2017, the Company’s investment in JSC Tekers consisted of 9,159,085 shares of preferred stock with a cost basis of $11.8 million and a fair value of $4.2 million and 3,201 shares of common stock with a cost basis of $4,500 and a fair value of $0.

Legal Solutions Holdings, Inc.

Legal Solutions, Covina, CA, is a provider of record retrieval services to the California workers’ compensation applicant attorney market.

At October 31, 2016, the Company’s investment in Legal Solutions consisted of a senior subordinated loan with an interest rate of 16% and a maturity date of September 12, 2018 with an outstanding amount and cost basis of approximately $11.0 million and a fair value of approximately $10.9 million.

On July 5, 2017, the interest rate on the loan was decreased to 15%.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the senior subordinated loan by approximately $243,000.

At July 31, 2017, the Company’s investment in Legal Solutions consisted of a senior subordinated loan with an outstanding balance and cost basis of approximately $11.4 million and a fair value of approximately $11.5 million.  The increase in cost basis of the loan is due to the capitalization of PIK interest.

Mainstream Data, Inc.

Mainstream Data, Inc. (“Mainstream”), Salt Lake City, Utah, a Legacy Investment, develops and operates satellite, internet and wireless broadcast networks for information companies. Mainstream networks deliver text news, streaming stock quotations and digital images to subscribers around the world.

At October 31, 2016 and July 31, 2017, the Company’s investment in Mainstream consisted of 5,786 shares of common stock with a cost of $3.75 million. The investment has been fair valued at $0.

Morey’s Seafood International LLC

Morey’s, Motley, Minnesota, is a manufacturer, marketer and distributor of fish and seafood products.

At October 31, 2016, the Company’s investment in Morey’s consisted of a second lien loan that had an outstanding balance and cost basis of $17.2 million and a fair value of $15.2 million.  The loan had an interest rate of 14% and a maturity date of August 12, 2018.

On April 28, 2017, the Company received a principal payment from Morey’s of $262,000.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the loan by approximately $2.7 million.

At July 31, 2017, the loan had an outstanding balance and cost basis of $16.9 million and a fair value of $17.6 million.

MVC Automotive Group GmbH

MVC Automotive, an Amsterdam-based holding company, owns and operates ten Ford, Jaguar, Land Rover, Mazda, and Volvo dealerships located in Austria and the Czech Republic.

At October 31, 2016, the Company’s investment in MVC Automotive consisted of an equity interest with a cost of approximately $50.1 million and a fair value of approximately $12.3 million and a bridge loan with an outstanding amount, cost basis and fair value of approximately $3.3 million.  The bridge loan had an interest rate of 6% and a maturity date of December 31, 2016.  The mortgage guarantee for MVC Automotive was equivalent to approximately $6.3 million at October 31, 2016.  This guarantee was taken into account in the valuation of MVC Automotive.

On December 13, 2016, the Company loaned an additional $475,000 to MVC Automotive increasing the amount outstanding on the bridge loan to approximately $3.8 million.  The maturity date was also extended to December 31, 2017.

On May 3, 2017, the Company invested approximately $1.1 million in MVC Automotive for additional common equity and loaned MVC Automotive approximately $1.1 million, increasing the amount outstanding on the bridge loan to approximately $4.9 million.  The maturity date was also extended to June 30, 2018.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the equity interest by approximately $2.8 million.

At July 31, 2017, the Company’s investment in MVC Automotive consisted of an equity interest with a cost of approximately $51.2 million and a fair value of approximately $16.2 million and a bridge loan with an outstanding amount, cost basis and fair value of approximately $4.9 million.  The mortgage guarantee for MVC Automotive was equivalent to approximately $5.6 million at July 31, 2017.  This guarantee was taken into account in the valuation of MVC Automotive.

Michael Tokarz, Chairman of the Company, Scott Foote and Puneet Sanan, representatives of the Company, serve as directors of MVC Automotive.

MVC Environmental, Inc.

MVC Environmental, a New York-based holding company, owns and operates intellectual property and environmental service facilities for oil and gas waste recycling in the Eagle Ford Shale region of Texas.

At October 31, 2016, the Company’s investment in MVC Environmental consisted of common stock with a cost basis of approximately $3.1 million and a fair value of approximately $1.6 million and a senior secured loan with an outstanding balance, cost basis and fair value of $6.4 million.  The increase in cost basis of the loan is due to the capitalization of PIK interest.  The loan bears annual interest of 9% and matures on December 22, 2020.

On November 9, 2016, the Company invested approximately $59,000 in MVC Environmental and received an additional 30 shares of common stock.

During the nine month period ended July 31, 2017, the Valuation Committee decreased the fair value of the common stock by approximately $1.7 million and the loan by approximately $1.1 million.

At July 31, 2017, the Company’s investment in MVC Environmental consisted of common stock with a cost basis of approximately $3.1 million and a fair value of approximately $0 and a senior secured loan with an outstanding balance and cost basis of $6.9 million and a fair value of approximately $5.8 million.  The increase in cost basis of the loan is due to the capitalization of PIK interest.  The Company reserved in full all of the accrued interest starting July 1, 2017.

David Williams, representative of the Company, serves as a director of MVC Environmental.

MVC Private Equity Fund, L.P.

MVC Private Equity Fund, L.P., Purchase, New York, is a private equity fund focused on control equity investments in the lower middle market.  MVC GP II, an indirect wholly-owned subsidiary of the Company, serves as the GP to the PE Fund and is exempt from the requirement to register with the Securities and Exchange Commission as an investment adviser under Section 203 of the Investment Advisers Act of 1940.  MVC GP II is wholly-owned by MVCFS, a subsidiary of the Company.  The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to participate in Non-Diversified Investments made by the PE Fund. For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund.  Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund.  In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to the remaining 75% of the management and other fees generated by the PE Fund and its portfolio companies and any carried interest generated by the PE Fund.  A significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.  Given this separate arrangement with the GP and the PE Fund, under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund.  The PE Fund’s term will end on October 29, 2016; unless the GP, in its sole discretion, extends the term of the PE Fund for two additional periods of one year each.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund.  Of the $20.1 million total commitment, MVCFS, through its wholly-owned subsidiary MVC GP II, has committed $500,000 to the PE Fund as its general partner.  The PE Fund has closed on approximately $104 million of capital commitments.

During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners’ operations.

At October 31, 2016, the limited partnership interest in the PE Fund had a cost of approximately $13.8 million and a fair value of approximately $25.2 million.  The Company’s general partnership interest in the PE Fund had a cost basis of approximately $353,000 and a fair value of approximately $631,000.

On December 23, 2016, the Company received proceeds of approximately $12.2 million from the PE Fund related to the sale of AccuMed Corp., a portfolio company of the PE Fund.  The Company’s pro-rata share of the PE Fund’s investment in AccuMed Corp. totaled approximately $2.4 million, resulting in a realized gain of approximately $9.8 million.  The Company later received an escrow distribution of approximately $416,000 and carried interest payments from the PE Fund totaling approximately $390,000 related to the sale, which were recorded as additional realized gains.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair values of the limited partnership and general partnership interests by approximately $1.4 million.

At July 31, 2017, the limited partnership interest in the PE Fund had a cost of approximately $11.5 million and a fair value of approximately $17.5 million.  The Company’s general partnership interest in the PE Fund had a cost basis of approximately $292,000 and a fair value of approximately $441,000.  As of July 31, 2017, the PE Fund has investments in Plymouth Rock Energy, LLC, Gibdock Limited, Focus Pointe Holdings, Inc. and Advanced Oilfield Services, LLC.

Pride Engineering, LLC

Pride Engineering, LLC (“Pride Engineering”), Minneapolis, MN, designs and manufactures specialized components used globally in the production of two-piece metal cans.

At October 31, 2016, the Company’s investment in Pride consisted of a second lien loan with an outstanding amount of approximately $5.1 million, a cost basis of approximately $5.0 million and a fair value of approximately $5.1 million.  The loan bears annual interest of 12% and matures on June 18, 2021.

On April 12, 2017, the Company received a principal payment from Pride of approximately $79,000.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the loan by approximately $51,000.

On July 20, 2017, Pride repaid its loan in full totaling approximately $5.1 million, including all accrued interest.

At July 31, 2017, the Company no longer held an investment in Pride.

Quantum Plastics, LLC

Quantum, Elgin, Illinois, is a global plastic injection manufacturer.

At October 31, 2016, the Company’s investment in Quantum consisted of a senior subordinated loan with an outstanding amount of $10.0 million, a cost basis of approximately $9.6 million and a fair value of approximately $9.7 million.  The warrant had a cost basis and fair value of approximately $393,000.  The senior subordinated loan had an interest rate of 12% and a maturity date of March 10, 2021.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the loan by approximately $323,000 and the warrant by approximately $1.0 million.

At July 31, 2017, the Company’s investment in Quantum consisted of a senior subordinated loan with an outstanding amount of $10.0 million, a cost basis of approximately $9.6 million and a fair value of approximately $10.0 million.  The warrant had a cost basis of approximately $393,000 and a fair value of approximately $1.4 million.  The increase in cost basis of the loan is due to amortization of the discount and loan origination fees.

RuMe, Inc.

RuMe, Denver, Colorado, produces functional and affordable products for the environmentally and socially-conscious consumer reducing dependence on single-use products.

At October 31, 2016, the Company’s investment in RuMe consisted of 5,297,548 shares of common stock with a cost basis of approximately $924,000 and a fair value of $540,000, 4,999,076 shares of series B-1 preferred stock with a cost basis of approximately $1.0 million and a fair value of approximately $2.0 million, 23,896,634 shares of series C preferred stock with a cost basis of approximately $3.4 million and a fair value of approximately $5.8 million and a subordinated note with an outstanding balance of $900,000 and a cost basis and fair value of approximately $847,000.  The subordinated note had an interest rate of 10% and a maturity date of October 7, 2017.  The warrant had a cost basis of approximately $336,000 and a fair value of approximately $1.1 million and the guarantee was fair valued at -$278,000 or a liability of $278,000.

During the nine month period ended July 31, 2017, the Valuation Committee decreased the fair value of the series C preferred stock by approximately $221,000, the common stock by approximately $49,000 and the warrant by approximately $72,000.  The Valuation Committee also increased the series B-1 preferred stock by approximately $44,000 and the fair value of the guarantee by approximately $60,000.

At July 31, 2017, the Company’s investment in RuMe consisted of 5,297,548 shares of common stock with a cost basis of approximately $924,000 and a fair value of $491,000, 4,999,076 shares of series B-1 preferred stock with a cost basis of approximately $1.0 million and a fair value of approximately $2.1 million, 23,896,634 shares of series C preferred stock with a cost basis of approximately $3.4 million and a fair value of approximately $5.6 million and a subordinated note with an outstanding balance of $967,000 and a cost basis and fair value of approximately $958,000. The warrant had a cost basis of approximately $336,000 and a fair value of approximately $982,000 and the guarantee was fair valued at approximately -$217,000 or a liability of approximately $217,000.  The increase in cost basis of the loan is due to the capitalization of PIK interest.

Security Holdings, B.V.

Security Holdings is an Amsterdam-based holding company that owns FIMA, a Lithuanian security and engineering solutions company.

At October 31, 2016, the Company’s common equity interest in Security Holdings had a cost basis of approximately $51.5 million and a fair value of approximately $34.9 million.

On April 3, 2017, the Company loaned Security Holdings approximately $4.1 million in the form of a bridge loan with an interest rate of 5% and a maturity date of December 31, 2019.

During the nine month period ended July 31, 2017, the Company recorded a distribution of approximately $330,000 from Security Holdings, which was recorded as a return of capital.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the common equity interest by approximately $534,000.

At July 31, 2017, the Company’s investment in Security Holdings consisted of common equity interest with a cost basis of approximately $51.2 million and a fair value of approximately $35.4 million and a bridge loan with an outstanding balance, cost basis and fair value of approximately $4.1 million.

Puneet Sanan, a representative of the Company, serves as a director of Security Holdings.

SGDA Europe B.V.

SGDA Europe is an Amsterdam-based holding company that pursues environmental and remediation opportunities in Romania.

At October 31, 2016, the Company’s equity investment had a cost basis of approximately $28.5 million and a fair value of approximately $1.3 million.

During the nine month period ended July 31, 2017, the Valuation Committee decreased the fair value of the common equity interest by approximately $431,000.

At July 31, 2017, the Company’s equity investment had a cost basis of approximately $28.5 million and a fair value of $826,000.

Puneet Sanan, a representative of the Company, serves as a director of SGDA Europe.

SIA Tekers Invest

Tekers, Riga, Latvia, is a port facility that has been used for the storage and servicing of vehicles.

At October 31, 2016, the Company’s investment in Tekers consisted of 68,800 shares of common stock with a cost basis of $2.3 million and a fair value of $0 and a bridge loan with an outstanding amount and cost basis of approximately $28,000 and a fair value of $0.  The bridge loan has an interest rate of 6% and a maturity date of June 27, 2017.  The Company reserved in full against all accrued interest related to the bridge loan.

On April 7, 2017, the Company realized a loss of approximately $2.3 million on the sale of the common stock and the forgiveness of the loan to Tekers.

At July 31, 2017, the Company no longer held an investment in Tekers.

Thunderdome Restaurants, LLC

Thunderdome Restaurants, LLC (“Thunderdome”), Cincinnati, Ohio, is a restaurant group with locations in Cincinnati, Columbus, Cleveland, Indianapolis, Nashville and Charlotte.

At October 31, 2016, the Company’s investment in Thunderdome consisted of a second lien loan with an outstanding amount, cost basis and fair value of approximately $3.0 million.  The loan has an interest rate of 12% and matures on June 10, 2020.  The increase in cost basis of the loan is due to amortization of loan origination fees.

On June 26, 2017, Thunderdome repaid its loan in full totaling approximately $3.0 million, including all accrued interest.

At July 31, 2017, the Company no longer held an investment in Thunderdome.

Turf Products, LLC

Turf, Enfield, Connecticut, is a wholesale distributor of golf course and commercial turf maintenance equipment, golf course irrigation systems and consumer outdoor power equipment.

At October 31, 2016, the Company’s investment in Turf consisted of a senior subordinated loan, bearing interest at 11% per annum with a maturity date of November 1, 2018, membership interest and warrants.  The senior subordinated loan had an outstanding balance and cost basis of approximately $3.9 million and a fair value of approximately $3.8 million. The membership interest had a cost of approximately $3.5 million and a fair value of approximately $4.0 million.  The warrants had a cost and a fair value of $0.  The Company also had a guarantee to Berkshire Bank that was fair valued at -$13,000 or a liability of $13,000.

On March 7, 2017, the Company exchanged its shares of MVC Turf, the holding company which owned the Company’s LLC interest in Turf Products, for approximately $3.8 million of additional subordinated debt in Turf Products.  This additional subordinated debt increases the Company’s existing subordinated debt investment to approximately $7.7 million.   The subordinated debt has an interest rate of 10% and matures on August 7, 2020.  The Company’s warrant and guarantee were also retired as a part of this recapitalization.  The Company also received a cash distribution from MVC Turf prior to the share exchange of approximately $323,000, which was treated as a return of capital.  The Company realized a gain of approximately $609,000 as a result of the share exchange.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the guarantee by approximately $3,000 and decreased the fair value of the loan by approximately $85,000.

At July 31, 2017, the senior subordinated loan had an outstanding balance and cost basis of approximately $7.7 million and a fair value of approximately $7.5 million.

United States Technologies, Inc.

United States Technologies, Inc. (“U.S. Technologies”), Fairlawn, New Jersey, offers diagnostic testing, redesign, manufacturing, reverse engineering and repair services for malfunctioning electronic components of machinery and equipment.

At October 31, 2016 the Company’s investment in U.S Technologies consisted of a senior term loan with an outstanding amount and cost basis of $5.0 million and a fair value of approximately $5.1 million.  The loan has an interest rate of 10.5% and matures on July 17, 2020.

On December 1, 2016, the Company loaned an additional $500,000 to U.S. Technologies increasing the total amount outstanding to $5.5 million.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the loan by $5,000.

At July 31, 2017, the senior term loan had an outstanding amount and cost basis of approximately $5.5 million and a fair value of approximately $5.6 million.

Crius Energy Trust/U.S. Gas & Electric, Inc.

U.S. Gas, North Miami Beach, Florida, a wholly-owned indirect subsidiary of Crius Energy Trust, is a licensed Energy Service Company (“ESCO”) that markets and distributes natural gas and electricity to small commercial and residential retail customers in various states. Crius, Toronto, Canada, is a leading retail energy marketer.

At October 31, 2016, the Company’s investment in U.S. Gas consisted of a second lien loan, convertible Series I preferred stock and convertible Series J preferred stock. The second lien loan had an outstanding balance, cost basis and fair value of $7.5 million and the unsecured loan had an outstanding balance, cost and fair value of approximately $3.3 million. The second lien loan bears annual interest at 13% and has a maturity date of July 1, 2019. The unsecured loan bears annual interest at 14% and has a maturity date of July 1, 2018.  The 32,200 shares of convertible Series I preferred stock had a fair value of $89.4 million and a cost of $500,000 and the 8,216 shares of convertible Series J preferred stock had a cost and fair value of $0.

On April 24, 2017, Equus entered into a merger agreement to acquire U.S. Gas.  Closing of the transaction was subject to a number of conditions.

On May 23, 2017, the Boards of MVC and U.S. Gas provided notice to Equus of a superior proposal that had been received from Crius and of MVC’s and U.S. Gas’s intent to terminate the Equus Merger Agreement. On May 30, 2017, MVC and U.S. Gas terminated the Equus Merger Agreement, and in connection with such termination and pursuant to the Equus Merger Agreement, U.S. Gas paid to Equus a termination fee of $2.5 million.

On May 30, 2017, U.S. Gas entered into a definitive agreement to be acquired by Crius Energy Trust for $172.5 million in a combination of cash, second-lien notes, and Crius trust units. On July 5, 2017, the Company received gross consideration for its investment in U.S. Gas valued at approximately $126.1 million, including approximately $11.0 million for the repayment of its two outstanding loans from the Company. The fair value of the consideration received by the Company for its equity investment in U.S. Gas was $115.1 million. As a result of the gross consideration received, the Company realized a gain of approximately $114.6 million. The $115.1 million is comprised of: (i) cash of approximately $50.0 million; (ii) 9.5% second-lien callable notes due in July 2025 with a face amount of approximately $40.5 million (before certain post-closing and indemnification adjustments, if any); and (iii) 3,282,982 Crius trust units valued at approximately $24.6 million.

At July 31, 2017, the Company’s investment in Crius consisted of 3,282,982 equity units at a cost of approximately $24.6 million and a fair value of approximately $24.4 million. The units trade on the Toronto Stock Exchange under the symbol KWH.

U.S. Spray Drying Holding Company

SCSD, Huguenot, New York, provides custom spray drying products to the food, pharmaceutical, nutraceutical, flavor and fragrance industries.

At October 31, 2016, the Company’s investment in SCSD consisted of 784 shares of class B common stock with a cost basis of approximately $5.5 million and a fair value of approximately $6.6 million and a secured loan with an outstanding balance, cost basis and fair value of $1.5 million.  The secured loan had an interest rate of 12% and a maturity date of April 30, 2019.

During the nine month period ended July 31, 2017, the Valuation Committee decreased the fair value of the common stock by $1.1 million.

At July 31, 2017, the Company’s investment in SCSD consisted of 784 shares of class B common stock with a cost basis and fair value of approximately $5.5 million.  The secured loan had an outstanding balance, cost basis and fair value of $1.5 million.

Puneet Sanan and Shivani Khurana, representatives of the Company, serve as directors of SCSD.

Vestal Manufacturing Enterprises, Inc.

Vestal, Sweetwater, Tennessee, is a market leader for steel fabricated products to brick and masonry segments of the construction industry. Vestal manufactures and sells both cast iron and fabricated steel specialty products used in the construction of single-family homes.

At October 31, 2016, the Company’s investment in Vestal consisted of a senior subordinated loan, 5,610 shares of common stock and a warrant.  The loan had an outstanding balance and cost basis of approximately $6.5 million and a fair value of approximately $6.6 million.  The 5,610 shares of common stock had a cost basis of $250,000 and a fair value of approximately $677,000 and the warrant had no cost and was fair valued at approximately $438,000.  The loan had an annual interest of 15% and a maturity date of November 28, 2021.

On March 22, 2017, the Company sold its common stock and warrant in Vestal receiving proceeds of approximately $687,000 and approximately $413,000, respectively.  This resulted in realized gains of approximately $437,000 and approximately $413,000 related to the common stock and warrant, respectively.  The Company also received a principal payment of approximately $4.1 million on its senior subordinated loan as part of Vestal’s refinancing resulting in an outstanding balance of approximately $2.5 million.  The new loan has an interest rate of 12% and a maturity date of August 21, 2022.

During the nine month period ended July 31, 2017, the Valuation Committee decreased the fair value of the loan by approximately $57,000, common stock by approximately $54,000 and warrant by approximately $62,000.

At July 31, 2017, the Company’s investment in Vestal consisted of a subordinated loan with an outstanding balance, cost basis and fair value of approximately $2.5 million.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are derived from our public offering of securities, our credit facility and cash flows from operations, including investment sales and repayments and income earned.  Our primary use of funds includes investments in portfolio companies and payments of fees and other operating expenses we incur.  We have used, and expect to continue to use, proceeds generated from our portfolio investments and/or proceeds from public and private offerings of securities to finance pursuit of our investment objective.

At July 31, 2017, the Company had investments in portfolio companies totaling $303.0 million.  Also, on that date, the Company had approximately $772,000 in cash equivalents and approximately $119.1 million in cash.  The Company considers all money market and other cash investments purchased with an original maturity of less than three months to be cash equivalents. U.S. government securities and cash equivalents are highly liquid.  Pending investments in portfolio companies pursuant to our principal investment strategy, the Company may make other short-term or temporary investments, including in exchange-traded funds and private investment funds offering periodic liquidity.

During the nine month period ended July 31, 2017, in connection with the sale of U.S. Gas, the Company received securities that totaled approximately $65.1 million.  The securities were received from U.S. Gas ($40.5 million) and Crius ($24.6 million).

During the nine month period ended July 31, 2017, the Company made 5 follow-on investments in 4 existing portfolio companies that totaled approximately $7.3 million.  On November 9, 2016, the Company invested approximately $59,000 in MVC Environmental and received an additional 30 shares of common stock.  On December 1, 2016, the Company loaned an additional $500,000 to U.S. Tech increasing the total amount outstanding to $5.5 million.  On December 13, 2016, the Company loaned an additional $475,000 to MVC Automotive increasing the amount outstanding on the bridge loan to approximately $3.8 million.  The maturity date was also extended to December 31, 2017.  On April 3, 2017, the Company loaned Security Holdings approximately $4.1 million in the form of a bridge loan with an interest rate of 5% and a maturity date of December 31, 2019.  On May 3, 2017, the Company invested approximately $1.1 million in MVC Automotive for additional common equity and loaned MVC Automotive approximately $1.1 million, increasing the amount outstanding on the bridge loan to approximately $4.9 million.  The maturity date was also extended to June 30, 2018.

Commitments to/for Portfolio Companies

At July 31, 2017 and October 31, 2016, the Company’s existing commitments to portfolio companies consisted of the following:

Portfolio Company	Amount Committed	Amount Funded at July 31, 2017
MVC Private Equity Fund LP	$20.1 million	$14.6 million
Total	$20.1 million	$14.6 million

Portfolio Company	Amount Committed	Amount Funded at October 31, 2017
MVC Private Equity Fund LP	$20.1 million	$14.6 million
Total	$20.1 million	$14.6 million

Guarantees:

At July 31, 2017 and October 31, 2016, the Company had the following commitments to guarantee various loans and mortgages:

Guarantee	Amount Committed	Amount Funded at July 31, 2017
MVC Automotive	$5.6 million	—
RuMe	$1.0 million	—
Total	$6.6 million	—

Guarantee	Amount Committed	Amount Funded at October 31, 2016
MVC Automotive	$6.3 million	—
RuMe	$1.0 million	—
Turf	$1.0 million	—
Total	$8.3 million	—

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies.  At July 31, 2017, the Valuation Committee estimated the combined fair values of the guarantee obligations noted above to be approximately -$217,000 or a liability of approximately $217,000.

These guarantees are further described below, together with the Company’s other commitments.

On January 16, 2008, the Company agreed to support a 4.0 million Euro mortgage for a Ford dealership owned and operated by MVC Automotive through making financing available to the dealership and agreeing under certain circumstances not to reduce its equity stake in MVC Automotive.  Over time, Erste Bank, the bank extending the mortgage to MVC Automotive, increased the amount of the mortgage. The balance of the guarantee as of July 31, 2017 is approximately 4.7 million Euro (equivalent to approximately $5.6 million).

The Company guaranteed $1.0 million of Turf’s indebtedness to Berkshire Bank.  On March 7, 2017, the Company exchanged its shares of MVC Turf, the holding company which owned the Company’s LLC interest in Turf Products, for approximately $3.8 million of additional subordinated debt in Turf Products.  The Company’s guarantee was retired as a part of this recapitalization.

The Company guaranteed $1.0 million of RuMe’s indebtedness to Colorado Business Bank, which had a fair value of approximately -$217,000 or a liability of $217,000 as of July 31, 2017.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as GP.  The PE Fund closed on approximately $104 million of capital commitments.  During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations.  The investment period related to the PE Fund has ended.  Additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund until the partnership is terminated.  During the nine month period ended July 31, 2017, the Company received proceeds of approximately $12.6 million from the PE Fund related to the sale of AccuMed Corp., a portfolio company of the PE Fund.  The Company’s pro-rata share of the PE Fund’s investment in AccuMed Corp. totaled approximately $2.4 million, resulting in a realized gain of approximately $10.2 million.  As of July 31, 2017, $14.6 million of the Company’s commitment has been contributed.

During the fiscal year ended October 31, 2016, the Company agreed to cash collateralize a $500,000 working capital line of credit for an entity partially owned by MVC Environmental provided by Branch Banking and Trust Company (“BB&T”).  During the nine month period ended July 31, 2017, the cash collateral securing the MVC Environmental working capital line of credit was released and a new credit facility was entered into secured by a $1.0 million letter of credit.  The $1.0 million letter of credit is collateralized by the Company’s Credit Facility III (defined below).

During the fiscal year ended October 31, 2016, the Company agreed to cash collateralize a $300,000 third party letter of credit for RuMe, which is still a commitment of the Company as of July 31, 2017.

Commitments of the Company

On February 19, 2013, the Company sold $70.0 million of senior unsecured notes (the “Senior Notes”) in a public offering.  The Senior Notes will mature on January 15, 2023 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 15, 2016.  The Senior Notes bear interest at a rate of 7.25% per year payable quarterly on January 15, April 15, July 15, and October 15 of each year, beginning April 15, 2013.  The Company had also granted the underwriters a 30-day option to purchase up to an additional $10.5 million of Senior Notes to cover overallotments.  The additional $10.5 million in principal was purchased and the total principal amount of the Senior Notes totaled $80.5 million.  The net proceeds to the Company from the sale of the Senior Notes, after offering expenses, were approximately $77.4 million.  The offering expenses incurred are amortized over the term of the Senior Notes.

On February 26, 2013, the Company received the funds related to the Senior Notes offering, net of expenses, and subsequently repaid the credit facility (the “Credit Facility”) with Guggenheim as administrative agent for the lenders in full, including all accrued interest.  The Company used the excess net proceeds after the repayment of the Credit Facility for general corporate purposes, including, for example, investing in portfolio companies according to our investment objective and strategy, repurchasing shares pursuant to the share repurchase program adopted by our Board of Directors, funding distributions, and/or funding the activities of our subsidiaries.

On May 3, 2013, the Company sold approximately $33.9 million of additional Senior Notes in a direct offering.  The additional Senior Notes will also mature on January 15, 2023 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 15, 2016.  The Notes bear interest at a rate of 7.25% per year payable quarterly on January 15, April 15, July 15, and October 15 of each year.  As of July 31, 2017, the Senior Notes had a total outstanding amount of approximately $114.4 million; net of deferred financing fees the balance was approximately $112.5 million, with a market value of approximately $116.7 million. The market value of the Senior Notes is based on the closing price of the security as of July 31, 2017 on the New York Stock Exchange (NYSE:MVCB).

On July 31, 2013, the Company entered into a one-year, $50 million revolving credit facility (“Credit Facility II”) with BB&T. On January 31, 2014, Credit Facility II was increased to a $100 million revolving credit facility.  On December 1, 2015, Credit Facility II was renewed and expired on May 31, 2016, at which time all outstanding amounts under it were due and repaid.  On June 30, 2016, Credit Facility II was renewed and reduced to a $50 million revolving credit facility, which expired on February 28, 2017, as of which time all outstanding amounts under it were due and repaid.  On February 28, 2017, Credit Facility II was renewed and increased to a $100 million revolving credit facility and will expire on August 31, 2017.  See “Subsequent Events” for more information.  At October 31, 2016, the balance of Credit Facility II was $35.0 million.  During the nine month period ended July 31, 2017, the Company’s net repayments on Credit Facility II were $35.0 million, resulting in no outstanding balance at July 31, 2017.  Credit Facility II is used to provide the Company with better overall financial flexibility in managing its investment portfolio.  Borrowings under Credit Facility II bear interest at LIBOR plus 125 basis points.  In addition, the Company is also subject to a 25 basis point commitment fee for the average amount of Credit Facility II that is unused during each fiscal quarter.  The Company paid closing fees, legal and other costs associated with these transactions.  These costs will be amortized over the life of the facility.  Borrowings under Credit Facility II will be secured by cash, short-term and long-term U.S. Treasury securities and other governmental agency securities. As of July 31, 2017, the Company is in compliance with all covenants related to Credit Facility II.

On December 9, 2015, the Company entered into a three-year, $50 million revolving borrowing base credit facility (“Credit Facility III”) with Santander Bank N.A. as a lender and lead agent and Wintrust Bank as a lender and syndication agent.  As of October 31, 2016 and July 31, 2017, there was no outstanding balance on Credit Facility III.  Credit Facility III can, under certain conditions, be increased up to $85 million.  The new facility bears an interest rate of LIBOR plus 3.75% or the prime rate plus 1% (at the Company’s option), and includes a 1% closing fee of the commitment amount and a 0.75% unused fee.  The compensating balance for the revolving credit facility is $5.0 million. As of July 31, 2017, the Company is in compliance with all covenants related to Credit Facility III.

The Company enters into contracts with portfolio companies and other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to indemnifications to be remote.

SUBSEQUENT EVENTS

The Company’s Tender Offer expired at 5:00 p.m., New York City time, on August 18, 2017. A total of 3,634,597 shares of MVC’s common stock were properly tendered and not properly withdrawn at or below a purchase price of $10.40 per share. In accordance with the terms and conditions of the Tender Offer, MVC accepted for payment, on a pro rata basis, at a purchase price of $10.40, 1,442,307 shares properly tendered at or below the purchase price and not properly withdrawn before the expiration date, at an aggregate cost of $14,999,992.80, excluding fees and expenses relating to the Tender Offer.

On August 28, 2017, the Company received an exemptive order from the SEC that allows it to co-invest, subject to certain conditions, with certain affiliated private funds in first lien, second lien, mezzanine, structured debt and structured equity investments in small and middle market businesses and to undertake certain “follow-on” investments in companies in which the Company has already co-invested pursuant to the order. The Adviser has formed the TTGA C-I LP & TTGA MMF LP funds, which were co-applicants for the granted exemptive relief. Those funds have not yet commenced operations as of the date hereof. No transactions have been effected pursuant to the exemptive order.

On August 31, 2017, Credit Facility II was renewed and decreased to a $25 million revolving credit facility, which expires on August 31, 2018.  There was no change to the interest rate or unused fee on the revolving credit facility. The Company paid closing costs associated with this transaction of $62,500.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in the preparation of its consolidated financial statements:

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Company is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Company (“ASC 946”).

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers” (Topic 606). ASU 2014-09 addresses the reporting of revenue by most entities and will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. In August 2015, the FASB issued ASU 2015-14 that defers the effective date of ASU 2014-09 for public business entities for annual reporting periods beginning after December 15, 2017, including interim periods therein. Early application is not permitted for public business entities.  On December 27, 2016, the FASB issued ASU 2016-20 to make various amendments to Topic 606, going into effect for years beginning after December 15, 2017.  The Company is currently assessing the impact of this guidance.

In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-15, “Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). The standard requires management to evaluate, at each interim and annual reporting period, whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued, and provide related disclosures. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and for annual and interim periods thereafter, and early adoption is permitted. This update has had no impact on the Company’s financial condition or results of operations.

In February 2015, the FASB issued Accounting Standards Update 2015-02, which updated consolidation standards under ASC Topic 810, “Consolidation”. Under this update, a new consolidation analysis is required for variable interest entities (“VIEs”) and will limit the circumstances in which investment managers and similar entities are required to consolidate the entities that they manage. The FASB decided to eliminate some of the criteria under which their fees are considered a variable interest and limit the circumstances in which variable interests in a VIE held by related parties of a reporting enterprise require the reporting enterprise to consolidate the VIE. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015.  This update has had no impact on the Company’s financial condition or results of operations.

In April 2015, the FASB issued Accounting Standards Update 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. Under this guidance, debt issuance costs related to a recognized debt liability are to be presented as a direct deduction from the debt liability rather than as an asset on the balance sheet, consistent with debt discounts. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015.  This update has had no material impact on the Company’s financial condition or results of operations.

In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The new guidance removes the requirement that investments for which NAV is determined based on practical expedient reliance be reported utilizing the fair value hierarchy. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015.  This update has had no material impact on the Company’s financial condition or results of operations.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments (Topic 230). The amendments provide guidance on eight specific cash flow issues in how certain cash receipts and cash payments are presented and classified in the statement of cash flows with the objective of reducing the existing diversity in practice. The amendments are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Early adoption is permitted.  The Company does not expect to adopt ASU 2016-15 early and does not believe the standard will have a material impact on our financial statements, when adopted.

In October 2016, the FASB issued ASU 2016-17, to amend the consolidation guidance on how a reporting entity that is the single decision maker of a VIE should treat indirect interests in the entity held through related parties that are under common control with the reporting entity when determining whether it is the primary beneficiary of that VIE. The ASU is effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years.  The Company does not expect the adoption of ASU 2016-17 to have a material impact on our financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash.  The amendments in this Update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The ASU is effective for public business entities for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years.  The Company does not expect the adoption of ASU 2016-18 to have a material impact on our financial statements.

Tax Status and Capital Loss Carryforwards

As a RIC, the Company is not subject to federal income tax to the extent that it distributes all of its investment company taxable income and net realized capital gains for its taxable year (see Notes 12 “Tax Matters” and 13 “Income Taxes” of our notes to the consolidated financial statements”). This allows us to attract different kinds of investors than other publicly held corporations. The Company is also exempt from excise tax if it distributes at least (1) 98% of its ordinary income during each calendar year, (2) 98.2% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gain net income for previous years that were not distributed during those years. On October 31, 2016, the Company had a net capital loss carryforward of approximately $50.2 million. The Company had approximately $18.0 million in unrealized losses associated with Legacy Investments as of October 31, 2016.

Valuation of Portfolio Securities

Pursuant to the requirements of the 1940 Act and in accordance with the Accounting Standards Codification (“ASC”), Fair Value Measurements and Disclosures (“ASC 820”), we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by the Board of Directors, which are consistent with ASC 820.  As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to its Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures.  Our Board of Directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.  In this regard, the Company has engaged an independent valuation firm to perform valuation services for certain portfolio debt investments.

Pursuant to our Valuation Procedures, the Valuation Committee (which is comprised of three Independent Directors) determines fair values of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). In doing so, the Committee considers the recommendations of TTG Advisers and input and reviews by third party consultants retained to support the Company’s valuation process. Presently, the Company has retained two valuation consultants to support the Committee’s process. The Company consults with the valuation  consultants on at least a quarterly basis. The consultants reviewed, at least once during the course of the fiscal year to date, approximately 99% of the investment portfolio held at July 31, 2017 on a fair value basis. Larger invesmtents and/or those with more complex valuation methodologies have been reviewed more than once. The Company has also adopted other enhanced processes related to valuations of controlled/affiliated portfolio companies. Any changes in valuation are recorded in the consolidated statements of operations as “Net unrealized appreciation (depreciation) on investments.”

Currently, our NAV per share is calculated and published on a quarterly basis.  The Company calculates our NAV per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation.  Fair values of foreign investments reflect exchange rates, as applicable, in effect on the last business day of the quarter end.  Exchange rates fluctuate on a daily basis, sometimes significantly.  Exchange rate fluctuations following the most recent fiscal year end are not reflected in the valuations reported in the Company’s annual and quarterly reports.

At July 31, 2017 and October 31, 2016, approximately 62.84% and 81.37%, respectively, of total assets represented investments in portfolio companies recorded at fair value (“Fair Value Investments”).

Under most circumstances, at the time of acquisition, Fair Value Investments are carried at cost (absent the existence of conditions warranting, in management’s and the Valuation Committee’s view, a different initial value).  During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors.  No pre-determined formula can be applied to determine fair value.  Rather, the Valuation Committee analyzes fair value measurements based on the value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale.  The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, or the recapitalization of a portfolio company or by a public offering of its securities.

Valuation Methodology

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value.  To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors.  The Company generally requires, where practicable, Portfolio Companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs, which might become payable on disposition of such investments.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure value.  In determining fair value, the Valuation Committee primarily uses the level 3 inputs referenced in ASC 820.

ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset to which the reporting entity has access to as of the measurement date.  If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

Our investments are carried at fair value in accordance with ASC 820. Unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by the Valuation Committee of the Board of Directors. For legally or contractually restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date minus a discount for the restriction.  At July 31, 2017, we did not own restricted or unrestricted securities of any publicly traded company in which we have a majority-owned interest, but did own one security in which we have a minority-owned interest.

If a security is publicly traded, the fair value is generally equal to the market value based on the closing price on the principal exchange on which the security is primarily traded, unless the security is restricted and in such a case, a discount is applied for the restriction.

For equity securities of Portfolio Companies, the Valuation Committee estimates the fair value based on market and/or income approach with value then attributed to equity or equity like securities using the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology.  Under the Enterprise Value Waterfall valuation methodology, the Valuation Committee estimates the enterprise fair value of the portfolio company and then waterfalls the enterprise value over the portfolio company’s securities in order of their preference relative to one another.  To assess the enterprise value of the portfolio company, the Valuation Committee weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value.  The methodologies for performing assets may be based on, among other things:  valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company, and third-party asset and real estate appraisals.  For non-performing assets, the Valuation Committee may estimate the liquidation or collateral value of the portfolio company’s assets.  The Valuation Committee also takes into account historical and anticipated financial results.

The Company does not utilize hedge accounting and instead, when applicable, marks its derivatives to market on the Company’s consolidated statement of operations.

In assessing enterprise value, the Valuation Committee considers the mergers and acquisitions (“M&A”) market as the principal market in which the Company would sell its investments in portfolio companies under circumstances where the Company has the ability to control or gain control of the board of directors of the portfolio company (“Control Companies”).  This approach is consistent with the principal market that the Company would use for its portfolio companies if the Company has the ability to initiate a sale of the portfolio company as of the measurement date, i.e., if it has the ability to control or gain control of the board of directors of the portfolio company as of the measurement date.  In evaluating if the Company can control or gain control of a portfolio company as of the measurement date, the Company takes into account its equity securities on a fully diluted basis, as well as other factors.

For non-Control Companies, consistent with ASC 820, the Valuation Committee considers a hypothetical secondary market as the principal market in which it would sell investments in those companies.  The Company also considers other valuation methodologies such as the Option Pricing Method and liquidity preferences when valuing minority equity positions of a portfolio company.

For loans and debt securities of non-Control Companies (for which the Valuation Committee has identified the hypothetical secondary market as the principal market), the Valuation Committee determines fair value based on the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology.  In applying the Market Yield valuation methodology, the Valuation Committee determines the fair value based on such factors as third party broker quotes (if available) and market participant assumptions, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date.

Estimates of average life are generally based on market data of the average life of similar debt securities.  However, if the Valuation Committee has information available to it that the debt security is expected to be repaid in the near term, the Valuation Committee would use an estimated life based on the expected repayment date.

The Valuation Committee determines fair value of loan and debt securities of Control Companies based on the estimate of the enterprise value of the portfolio company.  To the extent the enterprise value exceeds the remaining principal amount of the loan and all other debt securities of the company, the fair value of such securities is generally estimated to be their cost.  However, where the enterprise value is less than the remaining principal amount of the loan and all other debt securities, the Valuation Committee may discount the value of such securities to reflect an impairment.

For the Company’s or its subsidiary’s investment in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the general partner (the “GP”) of the PE Fund, the Valuation Committee relies on the GP’s determination of the fair value of the PE Fund which will be generally valued, as a practical expedient, utilizing the net asset valuations provided by the GP, which will be made:  (i) no less frequently than quarterly as of the Company’s fiscal quarter end and (ii) with respect to the valuation of PE Fund investments in portfolio companies, will be based on methodologies consistent with those set forth in the Company’s valuation procedures.  In making its determinations, the GP considers and generally relies on TTG Advisers’ recommendations.  The determination of the net asset value of the Company’s or its subsidiary’s investment in the PE Fund will follow the methodologies described for valuing interests in private investment funds (“Investment Vehicles”) described below.  Additionally, when both the Company and the PE Fund hold investments in the same portfolio company, the GP’s Fair Value determination shall be based on the Valuation Committee’s determination of the Fair Value of the Company’s portfolio security in that portfolio company.

As permitted under GAAP, the Company’s interests in private investment funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by management of the underlying Investment Vehicles, without adjustment, unless TTG Advisers is aware of information indicating that a value reported does not accurately reflect the value of the Investment Vehicle, including any information showing that the valuation has not been calculated in a manner consistent with GAAP.  Net unrealized appreciation (depreciation) of such investments is recorded based on the Company’s proportionate share of the aggregate amount of appreciation (depreciation) recorded by each underlying Investment Vehicle.  The Company’s proportionate investment interest includes its share of interest and dividend income and expense, and realized and unrealized gains and losses on securities held by the underlying Investment Vehicles, net of operating expenses and fees.  Realized gains and losses on distributions from Investment Vehicles are generally recognized on a first in, first out basis.

The Company applies the practical expedient to interests in Investment Vehicles on an investment by investment basis, and consistently with respect to the Company’s entire interest in an investment.  The Company may adjust the valuation obtained from an Investment Vehicle with a premium, discount or reserve if it determines that the net asset value is not representative of fair value.

If the Company intends to sell all or a portion of its interest in an Investment Vehicle to a third-party in a privately negotiated transaction near the valuation date, the Company will consider offers from third parties to buy the interest in an Investment Vehicle in valuations, which may be discounted for both probability of close and time.

When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”) with a debt security, the Company typically allocates its cost basis in the investment between debt securities and nominal cost equity at the time of origination.  If the Company is not reimbursed for investment or transaction related costs at the time an investment is made, the Company typically capitalizes those costs to the cost basis of the investment.

Interest income, adjusted for amortization of premium and accretion of discount on a yield to maturity methodology, is recorded on an accrual basis to the extent that such amounts are expected to be collected.  Origination and/or closing fees associated with investments in portfolio companies are accreted into income over the respective terms of the applicable loans.  Upon the prepayment of a loan or debt security, any unamortized original issue discount or market discount is recorded as interest income. Prepayment premiums are recorded on loans when received as interest income.  Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that the Company expects to collect such amounts.

For loans, debt securities, and preferred securities with contractual payment-in-kind interest or dividends, which represent contractual interest/dividends accrued and added to the loan balance or liquidation preference that generally becomes due at maturity, the Company will not ascribe value to payment-in-kind interest/dividends, if the portfolio company valuation indicates that the payment-in-kind interest is not collectible.  However, the Company may ascribe value to payment-in-kind interest if the health of the portfolio company and the underlying securities are not in question.  All payment-in-kind interest that has been added to the principal balance or capitalized is subject to ratification by the Valuation Committee.  For interest or deferred interest receivables purchased by the Company at a discount to their outstanding amount, the Company amortizes the discount using the effective yield method and records it as interest income over the life of the loan.  The Company will not ascribe value to the interest or deferred interest, if the Company has determined that the interest is not collectible.

Escrows from the sale of a portfolio company are generally valued at an amount, which may be expected to be received from the buyer under the escrow’s various conditions and discounted for both risk and time.

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies.  The Valuation Committee typically will look at the pricing of the security in which the guarantee provided support for the security and compare it to the price of a similar or hypothetical security without guarantee support.  The difference in pricing will be discounted for time and risk over the period in which the guarantee is expected to remain outstanding.

Investment Classification

We classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company in which we have invested if we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. We are deemed to be an affiliate of a company in which we have invested if we own 5% or more and less than 25% of the voting securities of such company.

Investment Transactions and Related Operating Income

Investment transactions and related revenues and expenses are accounted for on the trade date (the date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividend income and distributions on investment securities is recorded on the ex-dividend date. The tax characteristics of such distributions received from our portfolio companies will be determined by whether or not the distribution was made from the investment’s current taxable earnings and profits or accumulated taxable earnings and profits from prior years. Interest income, which includes accretion of discount and amortization of premium, if applicable, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Fee income includes fees for guarantees and services rendered by the Company or its wholly-owned subsidiary to portfolio companies and other third parties such as due diligence, structuring, transaction services, monitoring services, and investment advisory services. Guaranty fees are recognized as income over the related period of the guaranty. Due diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Monitoring and investment advisory services fees are generally recognized as income as the services are rendered. Any fee income determined to be loan origination fees is recorded as income at the time that the investment is made and any original issue discount and market discount are capitalized and then amortized into income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized original issue discount or market discount is recorded as interest income. For investments with PIK interest and dividends, we base income and dividend accrual on the valuation of the PIK notes or securities received from the borrower. If the portfolio company indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities.

Cash Equivalents

For the purpose of the Consolidated Balance Sheets and Consolidated Statements of Cash Flows, the Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The Company places its cash and cash equivalents with financial institutions and cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit.  As of July 31, 2017, the Company had approximately $772,000 in cash equivalents and approximately $118.8 million in cash totaling approximately $119.5 million.  Of the $119.5 million in cash, approximately $1.1 million was held by MVC Cayman.

Restricted Cash and Cash Equivalents

Cash and cash equivalent accounts that are not available to the Company for day-to-day use and are legally restricted are classified as restricted cash. Restricted cash and cash equivalents are carried at cost, which approximates fair value. During the fiscal year ended October 31, 2016, the Company agreed to cash collateralize a $500,000 working capital line of credit for an entity partially owned by MVC Environmental and a $300,000 letter of credit for RuMe. During the nine month period ended July 31, 2017, the cash collateral securing the MVC Environmental working capital line of credit was released and a new credit facility was entered into secured by a $1.0 million letter of credit. The $1.0 million letter of credit for MVC Environmental is collateralized by the Company’s Credit Facility III. The cash securing the $300,000 letter of credit for RuMe is classified as restricted cash on the Company’s Consolidated Balance Sheets as of July 31, 2017.

Restricted Securities

The Company will invest in privately-placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and a prompt sale at an acceptable price may be difficult.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Income Taxes

It is the policy of the Company to meet the requirements for qualification as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to income tax to the extent that it distributes all of its investment company taxable income and net realized capital gains for its taxable year. The Company is also exempt from excise tax if it distributes at least 98% of its income and 98.2% of its capital gain net income during each calendar year.

Our consolidated operating subsidiary, MVCFS, is subject to federal and state income tax. We use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. During the nine month period ended July 31, 2017, the Company did not incur any interest or penalties. Although we file federal and state tax returns, our major tax jurisdiction is federal for the Company and MVCFS. The fiscal years 2012 through 2016 for the Company and MVCFS remain subject to examination by the IRS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a Code of Ethics that generally prohibits, among others, any officer or director of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. As a business development company, the 1940 Act also imposes regulatory restrictions on the Company’s ability to engage in certain related party transactions. However, the Company is permitted to co-invest in certain portfolio companies with its affiliates to the extent consistent with applicable law or regulation and, if necessary, subject to specified conditions set forth in an exemptive order obtained from the SEC. Since the Company’s current management team joined the Company in 2003, no transactions have been effected pursuant to the exemptive order. As a matter of policy, our Board has required that any related-party transaction (as defined in Item 404 of Regulation S-K) must be subject to the advance consideration and approval of the Independent Directors, in accordance with applicable procedures set forth in Section 57(f) of the 1940 Act.

The principal equity owner of the Adviser is Mr. Tokarz, our Chairman. Our senior officers and Mr. Holtsberg have other financial interests in the Adviser (i.e., based on the Adviser’s performance). In addition, our officers and the officers and employees of the Adviser may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by the Adviser or our affiliates. These related businesses currently include a private equity fund (the PE Fund), the establishment of which was authorized by our Board. As previously disclosed in our 10-K reports for the last three fiscal years, an indirect wholly-owned subsidiary of the Company serves as the general partner and the Adviser serves as the portfolio manager of the PE Fund, and both entities receives a portion of the carried interest and management fees generated from the PE Fund. Our Board has approved a specific policy regarding the allocation of investment opportunities, which was set forth in the reports and is discussed below under “About MVC Capital- Allocation of Investment Opportunities.” Consistent with the Board-approved policy concerning the allocation of investment opportunities, the PE Fund received a priority allocation of all private equity investments that would otherwise have been non-diversified investments (investments that represent more than 5% of the Company’s total assets or more than 10% of the outstanding voting securities of an issuer) for the Company during the PE Fund’s investment period, which ended on October 28, 2014.

Further, Mr. Tokarz is a co-founder of PPC, a registered investment adviser that provides advisory services to Series A of the PPC Fund.  As a result of this relationship and pursuant to a shared services arrangement with PPC, certain of PPC’s principals and other PPC investment professionals may make themselves available, from time to time, to consult with TTG Advisers on investment matters relating to MVC or the PE Fund.  In this connection, certain employees of PPC are “associated persons” of TTG Advisers when providing certain services on behalf of TTG Advisers and, in this capacity, are subject to its oversight and supervision.  Likewise, TTG Advisers makes available to PPC certain investment professionals that are employed by TTG Advisers to provide services for PPC and the PPC Fund.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of each fiscal year ended October 31 since the Company commenced operations, unless otherwise noted. The report of Grant Thornton LLP, the Company’s current independent registered public accounting firm, on the senior securities table as of October 31, 2016 and October 31, 2015, is attached as an exhibit to the Registration Statement of which this prospectus is a part. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Credit Facilities
2007	$30,000,000	$5,613.71	$—	N/A
2008	$19,000,000	$7,114.07	$—	N/A
2009	$12,300,000	$7,813.09	$—	N/A
2010	$—	$9,499.89	$—	N/A
2011	$—	$9,390.19	$—	N/A
2012	$—	$8,720.32	$—	N/A
2013	$50,000,000	$2,287.50	$—	N/A
2014	$100,000,000	$1,603.96	$—	N/A
2015	$90,000,000	$1,384.48	$—	N/A
2016	$35,000,000	$1,871.09	$—	N/A
2017 (through July 31, 2017- unaudited)	$0	$2,637.68	$—	N/A
Term Debt
2007	$50,000,000	$5,613.71	$—	N/A
2008	$50,000,000	$7,114.07	$—	N/A
2009	$50,000,000	$7,813.09	$—	N/A
2010	$50,000,000	$9,499.89	$—	N/A
2011	$50,000,000	$9,390.19	$—	N/A
2012	$50,000,000	$8,720.32	$—	N/A
2013	$—	$2,287.50	$—	N/A
2014	$—	$1,603.96	$—	N/A
2015	$8,000,000	$1,384.48	$—	N/A
2016	$—	$1,871.09	$—	N/A
2017 (through July 31, 2017- unaudited)	$—	$2,637.68	$—	N/A
Senior Notes
2007	$—	$5,613.71	$—	N/A
2008	$—	$7,114.07	$—	N/A
2009	$—	$7,813.09	$—	N/A
2010	$—	$9,499.89	$—	N/A
2011	$—	$9,390.19	$—	N/A
2012	$—	$8,720.32	$—	N/A
2013	$114,408,750	$2,287.50	$—	$25,212.3
2014	$114,408,750	$1,603.96	$—	$25,375.2
2015	$114,408,750	$1,384.48	$—	$24,932.2
2016	$114,408,750	$1,871.09	$—	$24,736.7
2017 (through July 31, 2017- unaudited)	$114,408,750	$2,637.68	$—	$25,444.2

(1)         Total amount of each class of senior securities outstanding at the end of the period presented.

(2)         The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)         The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)         Not applicable, except for with respect to the Senior Notes, as other senior securities are not registered for public trading on a stock exchange. The average market value per unit for the Senior Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness.

ABOUT MVC CAPITAL

Overview

MVC Capital is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. MVC Capital provides debt and other investment capital/financing to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries primarily located in the United States. Our investments can take the form of senior and subordinated loans, convertible securities, common and preferred stock and warrants or rights to acquire equity interests. Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “MVC.”

Our Corporate History

The Company was organized on December 2, 1999. Prior to July 2004, our name was meVC Draper Fisher Jurvetson Fund I, Inc. On March 31, 2000, the Company raised $330.0 million in an initial public offering whereupon it commenced operations as a closed-end investment company.

From 2000 through 2003, the Company experienced significant valuation declines from investments made by the original management team. During fiscal 2002, the Company’s largest shareholder at the time launched a proxy contest against the former management. On December 2, 2002, the Company announced it had begun doing business under the name MVC Capital. In late February 2003, a shareholder meeting was held which replaced the entire board of directors (the “Board of Directors” or “Board”) who then removed the former management of the Company.

In September 2003, the Company’s shareholders voted to implement the Board of Director’s long-term plan to adopt and amend the investment objective and strategy of the Company, seeking to maximize total return from more traditional mezzanine investments, senior and subordinated loans and other private equity investments and to elect a new Chairman and Portfolio Manager, Michael Tokarz.

While the Company has been in operation since 2000, fiscal 2004 marked a new beginning for the Company as this period reflects when Mr. Tokarz and his management team assumed portfolio management responsibilities for the Company.  As part of this change, Mr. Tokarz and his team determined to manage the existing investments made by the prior management which we refer to as our “Legacy Investments.” After only three quarters of operations under the new management team, the Company posted a profitable third quarter for fiscal year 2004, reversing a trend of 12 consecutive quarters of net investment losses and earned a profit for the entire fiscal year.

As described above, the current management team determined to manage the Legacy Investments, which were comprised of all the remaining portfolio investments made by the original management team. At the time that the current management team took over the portfolio responsibilities of the Company, the fair market value of the Legacy Investments was $24.1 million. Through active management of these assets, current management was able to realize $58.6 million of cash from the Legacy Investments, providing more than $34 million of value to the Company’s shareholders. At July 31, 2017, the fair value of portfolio investments of the Legacy Investments was $5.6 million. We generally seek to capitalize on opportunities to realize cash returns on these investments when presented with a potential “liquidity event,” i.e., a sale, public offering, merger or other reorganization.

During fiscal 2006, the Company found itself being presented with a number of opportunities to manage and invest in various private funds and offshore enterprises. Under the internal management structure, due to regulatory and tax constraints on the Company, due to its status as a business development company and regulated investment company, the Company was restricted in its ability to participate in many of these opportunities. During fiscal 2006, the Board developed a structure that would allow the Company’s stockholders to benefit from a broader range of investment and management opportunities and, in this connection, determined to externalize the Company’s management. The Board proposed the externalization to shareholders for a vote, which was overwhelmingly approved in September 2006. As a result, beginning on November 1, 2006, TTG Advisers began serving as the Company’s external investment adviser. (All of the employees of the Company immediately prior to that date became employees of TTG Advisers.) The Company’s investment approach and selection process has remained the same under the externalized management structure.  Our Board of Directors, including all of the Independent Directors, last approved a renewal of the advisory agreement with TTG Advisers (the “Advisory Agreement”) at their in-person meeting held on October 28, 2016.

Our Management

The Company is managed by TTG Advisers, the Company’s investment adviser, which is headed by Michael Tokarz, who has over 40 years of lending and investment experience. TTG Advisers has a dedicated originations and transaction development investment team with significant experience in private equity, leveraged finance, investment banking, distressed debt transactions and business operations. The members of the investment team have invested in and managed businesses during both recessionary and expansionary periods, through interest rate cycles and a variety of financial market conditions. TTG Advisers has 13 full-time investment professionals. TTG Advisers also uses the services of other investment professionals with whom it has developed long-term relationships, on an as-needed basis. In addition, TTG Advisers employs 8 (eight) other full-time professionals and 1 part-time professional who manage the operations of the Company and provide investment support functions both directly and indirectly to our portfolio companies.

When the current management team began managing the Company in fiscal 2004, total assets after the tender offer were $108.3 million. Since then and through July 31, 2017, the Company generated over $226.6 million of bottom line performance (net change in net assets resulting from operations). The current management team has also earned approximately $158.8 million in realized and unrealized gains (net of realized and unrealized losses) thus far on the portfolio (through July 31, 2017) and has repurchased approximately $73.5 million of stock below NAV, including the shares purchased during the most recently completed tender offer as well as the 2004 tender offer.

Beginning in fiscal 2004, after nearly three years of not paying a dividend under the previous management team, the Company began paying a $0.12 per share dividend, with an average annual distribution rate through fiscal year 2016 of $0.47 per share since that time. From fiscal 2004 through fiscal 2016, the Company paid over $138.7 million in dividends, of which, on a tax basis, $102.9 million was paid from ordinary income, $31.9 million was paid from capital gains and $3.9 million represented a return of capital on a shareholder’s investment. During fiscal 2016, the Company paid $0.71 per share in dividends. Recently, the Company paid a $0.135 per share dividend for each of the first and second fiscal quarters of 2017. The most recent distribution payment represents the 48th consecutive quarterly dividend paid by the Company since implementing a dividend policy in July 2005.

Our Portfolio

We continue to perform due diligence and seek new investments that are consistent with our objective of maximizing total return from capital appreciation and/or income. Our current focus is more on achieving total return through generating income/yield for our shareholders. We believe that we have extensive relationships with private equity firms, investment banks, business brokers, commercial banks, accounting firms, law firms, hedge funds, other investment firms, industry professionals and management teams of several companies, which can continue to provide us with investment opportunities.

We are currently working on an active pipeline of potential new investment opportunities. As of July 31, 2017, our portfolio is comprised of approximately 59.7% debt or similar income-producing investments and 40.3% equity investments.  Our goal is that, over time, debt or similar income-producing investments (i.e., investments that produce regular income or cash distributions) will comprise a significant majority of our portfolio. In furtherance of this goal, we have sold various equity investments. In fact, we recently completed the sale of our largest equity investment, U.S. Gas & Electric, Inc. (“U.S. Gas”). MVC received gross consideration for its investment in U.S. Gas valued at $128.1 million, including $11.0 million for the repayment of its two outstanding loans from MVC. The fair value of the consideration received by MVC for its equity investment in U.S. Gas was $115.1 million (excluding any illiquidity discount for the securities received). As a result of the gross consideration received, MVC realized a gain of $114.6 million from this investment, excluding all fees and distributions received since its initial investment in 2007.

We expect that our loans and any equity investments will generally range between $3 million and $25 million each, although we may occasionally invest smaller or greater amounts of capital depending upon the particular investment. While the Company does not adhere to a specific asset allocation mix, no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses, determined as of the close of each quarter. Our portfolio company investments are typically illiquid and are made through privately negotiated transactions. We generally target companies with annual revenues of between $10.0 million and $150.0 million and annual EBITDA (earnings before net interest expense, income tax expense, depreciation and amortization) of between $3.0 million and $25.0 million. We generally seek to invest in companies that are believed by the Adviser to have a history of strong, predictable, positive EBITDA. The Company has been focusing its strategy more on yield generating investments, which can include, but not be limited to senior and subordinated loans, convertible debt, common and preferred equity with a coupon or liquidation preference and warrants or rights to acquire equity interests.

In fiscal year 2017, we have continued the transition to our yielding strategy. We have done this through selling a number of equity investments, including our recently completed sale of U.S. Gas, our then-largest portfolio company for approximately $128.1 million in total consideration, including the repayment of outstanding loans by MVC and accrued fees. During this current fiscal year, we have also received $12.2 million from the PE Fund sale of AccuMed on December 23, 2016, realizing a gain of $9.8 million for MVC; converted our equity investment in Turf Products, LLC (“Turf “) to a debt investment, receiving a $323K distribution which was treated as a return of capital, and realizing a capital gain of $609K; and sold our common stock and warrant of Vestal Manufacturing Enterprises, Inc. (“Vestal”) for $1.1 million, resulting in a realized capital gain of $850K. The Company also received a principal payment from Vestal of approximately $4.1 million on its senior subordinated loan, resulting in an outstanding balance of approximately $2.5 million at a revised interest rate of 12%. Additionally, the Company received total proceeds of approximately $18.1 million for the repayment of the outstanding Biogenic Reagents (“Biogenics”) loans. The total proceeds from Biogenics include repayment of all outstanding principal and a substantial portion of the unpaid accrued interest related to the loans that was previously reserved against in full beginning on April 1, 2016. Finally, we received $3.0 million and $5.1 million from Thunderdome and Pride, respectively, including all accrued interest.  These sales and repayments have significantly improved liquidity which provides us with the flexibility to pursue share repurchases, a tender offer, increased shareholder distributions and or redeploy capital into debt or similar income-producing investments.

On July 21, 2017, the Company commenced a modified “Dutch Auction” tender offer to purchase up to $15 million of its common stock at a price per share not less than $10.00 and not greater than $11.00 in $0.20 increments. The term of the tender offer expired on August 18, 2017.  A total of 3,634,597 shares of the Company’s common stock were properly tendered and not properly withdrawn at or below a purchase price of $10.40 per share. In accordance with the terms and conditions of the tender offer, the Company accepted for payment, on a pro rata basis, at a purchase price of $10.40, 1,442,307 shares properly tendered at or below the purchase price and not properly withdrawn before the expiration date, at an aggregate cost of $14,999,992.80, excluding fees and expenses relating to the tender offer.

During the fiscal year, we have deployed capital opportunistically to support our existing portfolio companies. We made 5 follow-on investments in existing portfolio companies as follows.  On November 9, 2016, the Company invested approximately

$59,000 in MVC Environmental and received an additional 30 shares of common stock.  On December 1, 2016, the Company loaned an additional $500,000 to U.S. Tech increasing the total amount outstanding to $5.5 million.  On December 13, 2016, the Company loaned an additional $475,000 to MVC Automotive increasing the amount outstanding on the bridge loan to approximately $3.8 million.  The maturity date was also extended to December 31, 2017.  On April 3, 2017, the Company loaned Security Holdings approximately $4.1 million in the form of a bridge loan with an interest rate of 5% and a maturity date of December 31, 2019.  On May 3, 2017, the Company invested approximately $1.1 million in MVC Automotive for additional common equity and loaned MVC Automotive approximately $1.1 million, increasing the amount outstanding on the bridge loan to approximately $4.9 million.  The maturity date was also extended to June 30, 2018.

MVC Private Equity Fund, L.P. In seeking to achieve our investment objective, we established subsidiaries to sponsor, and provide services to, a private equity fund, the PE Fund. The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including enhancing the Company’s ability to make Non-Diversified Investments through the PE Fund. Specifically, on October 29, 2010, the Company committed to invest approximately $20.1 million in the PE Fund. MVC GP II, LLC, an indirect wholly-owned subsidiary of the Company, serves as the general partner of the PE Fund (the “GP”). Substantially all of the Company’s commitment was made by our wholly-owned subsidiary, MVC Partners, as a limited partner investor in the Fund. Additionally, pursuant to the direction of the Company and the GP, MVC Partners, as the anchor investor and sponsor of the PE Fund, was designated as the “Carried Interest Partner,” entitling it to up to 30% of the carried interest generated by the PE Fund. For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies.  Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund.  In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees and any carried interest generated by the PE Fund and its portfolio companies.  Given this separate arrangement with the GP and the PE Fund, under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund. The GP’s general partnership interest capital commitment is nominal — approximately $500,000 of the total $20.1 million capital commitment attributable to the Company. The Company’s capital commitment (i.e., its investment in the PE Fund) was made mostly through MVC Partners’ limited partnership interest for tax efficiency reasons, including that, for tax purposes, MVC Partners is a partnership (i.e., a look through vehicle), which can help limit the Company’s taxable income associated with its investment in the PE Fund. The PE Fund closed on approximately $104 million of capital commitments. As of July 31, 2017, $14.6 million of the Company’s commitment has been contributed. As of July 31, 2017, the PE Fund had invested in Plymouth Rock Energy, LLC, Gibdock Limited, Focus Pointe Holdings, Inc., and Advanced Oilfield Services, LLC. On December 23, 2016, the PE Fund sold AccuMed, upon which MVC received $12.2 million, realizing a gain of $9.8 million for MVC. The PE Fund’s investment period ended on October 28, 2014, though additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund. We may continue to establish additional subsidiaries for similar purposes and/or sponsor additional private equity or other investment funds in seeking to achieve our investment objective.

Our portfolio company investments currently consist of senior and subordinated loans, convertible securities, common and preferred stock, other forms of equity interest and warrants or rights to acquire equity interests, in addition to our interest in the PE Fund. At July 31, 2017, the fair value of all investments in portfolio companies was approximately $303.0 million and our gross assets were approximately $426.7 million.

We expect that our investments in senior loans, subordinated debt, mezzanine debt and other debt or similar income-producing instruments will generally have stated terms of three to ten years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s). In addition, we may invest without limit in debt of any rating and debt that has not been rated by any nationally recognized statistical rating organization.

Our Board of Directors has the authority to change any of the strategies described in this prospectus without seeking the approval of our shareholders. However, the 1940 Act prohibits us from altering or changing our investment objective, strategies or policies such that we cease to be a business development company and prohibits us from voluntarily withdrawing our election to be regulated as a business development company, without the approval of the holders of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of the Company.

Corporate History and Offices

The Company was organized on December 2, 1999. Prior to July 2004, our name was meVC Draper Fisher Jurvetson Fund I, Inc. On March 31, 2000, the Company raised $330.0 million in an initial public offering whereupon it commenced operations as a closed-end investment company. On December 2, 2002, the Company announced it had commenced doing business under the name MVC Capital.

We are a Delaware corporation and a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. On July 16, 2004, the Company formed MVCFS.

Although the Company has been in operation since 2000, the year 2003 marked a new beginning for the Company. In February 2003, shareholders elected an entirely new board of directors.  (All but two of the independent members of the current Board of Directors were first elected at the February 2003 Annual Meeting of the shareholders.)  The Board of Directors developed a new long-term strategy for the Company. In September 2003, upon the recommendation of the Board of Directors, shareholders voted to adopt a new investment objective for the Company of seeking to maximize total return from capital appreciation and/or income. The Company’s prior objective had been limited to seeking long-term capital appreciation from venture capital investments in the information technology industries. Consistent with our broader objective, we adopted a more flexible investment strategy of providing debt and equity financing to small and middle-market companies in a variety of industries. With the recommendation of the Board of Directors, shareholders also voted to appoint Michael Tokarz as Chairman and Portfolio Manager to lead the implementation of our new objective and strategy and to stabilize the existing portfolio.

Mr. Tokarz and his team managed the Company under an internal structure through October 31, 2006. On September 7, 2006, the shareholders of the Company approved the Advisory Agreement (with over 92% of the votes cast on the agreement voting in its favor) that provided for the Company to be externally managed by TTG Advisers. The agreement took effect on November 1, 2006. TTG Advisers is a registered investment adviser that is controlled by Mr. Tokarz. All of the individuals (including the Company’s investment professionals) that had been previously employed by the Company as of the fiscal year ended October 31, 2006 became employees of TTG Advisers.  The Company’s investment approach and selection process has remained the same under the externalized management structure. Our current focus is more on achieving total return through generating income/yield for our shareholders. Our Board of Directors, including all of the Independent Directors, last approved a renewal of the Advisory Agreement at their in-person meeting held on October 28, 2016.

Our principal executive office is located at 287 Bowman Avenue, Purchase, New York 10577 and our telephone number is (914) 701-0310. Our website address is www.mvccapital.com. Copies of the Company’s annual regulatory filings on Form 10-K, quarterly regulatory filings on Form 10-Q, Form 8-K, other regulatory filings, code of ethics, audit committee charter, compensation committee charter, nominating and corporate governance committee charter, corporate governance guidelines, and privacy policy may be obtained from our website, free of charge.

Our Investment Strategy

On November 6, 2003, Mr. Tokarz assumed his current positions as Chairman and Portfolio Manager. We seek to implement our investment objective (i.e., to maximize total return from capital appreciation and/or income) through making a broad range of private investments in a variety of industries. Our current focus is more on achieving total return through generating income/yield for our shareholders.

The investments can include senior or subordinated loans, convertible debt and convertible preferred securities, common or preferred stock, equity interests, warrants or rights to acquire equity interests and other private equity transactions, among other investments.

Prior to the adoption of our current investment objective, the Company’s investment objective had been to achieve long-term capital appreciation from venture capital investments in information technology companies. The Company’s investments had thus previously focused on investments in equity and debt securities of information technology companies. At July 31, 2017, the fair value of portfolio investments of the Legacy Investments was

$5.6 million.  We generally seek to capitalize on opportunities to realize cash returns on these investments when presented with a potential “liquidity event,” i.e., a sale, public offering, merger or other reorganization.

Our new portfolio investments are made pursuant to our current objective and strategy. We are concentrating our investment efforts on small and middle-market companies that, in our view, provide opportunities to maximize total return from capital appreciation and/or income. Our current focus is more on achieving total return through generating income/yield for our shareholders. Under our investment approach, we have the authority to invest, without limit, in any one portfolio company, subject to any diversification limits that may be required in order for us to continue to qualify as a RIC under Subchapter M of the Code. See the discussion above regarding the Company’s current diversification restrictions.

We participate in the private equity business generally by providing negotiated long-term debt and/or other investment capital. Our financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and/or bridge financings. We are typically the lead investor in such transactions, but may also provide equity and debt financing to companies led by private equity firms or others. We generally invest in private companies, though, from time to time, we may invest in small public companies that lack adequate access to public capital.

We may also seek to achieve our investment objective by establishing a subsidiary or subsidiaries that would serve as general partner to a private equity or other investment fund(s).  Furthermore, the Board of Directors authorized the establishment of the PE Fund for which MVC GP II serves as the GP.  On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund.  The PE Fund closed on approximately $104 million of capital commitments.  As of July 31, 2017, $14.6 million of the Company’s commitment has been contributed.  The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including enhancing the Company’s ability to make Non-Diversified Investments through the PE Fund. For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund.  Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund.  In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees and any carried interest generated by the PE Fund and its portfolio companies.  Given this separate arrangement with the GP and the PE Fund, under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund.  During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations.  Previously, MVC Partners was presented as a portfolio company on the Consolidated Schedule of Investments.  The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company.  Please see Note 2 of our consolidated financial statements “Consolidation” for more information.

As a result of the closing of the PE Fund, consistent with the Board-approved policy concerning the allocation of investment opportunities, the PE Fund received a priority allocation of all private equity investments that would otherwise be Non-Diversified Investments for the Company during the PE Fund’s investment period, which ended on October 28, 2014, though additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund.  For further discussion of this allocation policy, please see “Our Investment Strategy — Allocation of Investment Opportunities” below.

Additionally, in pursuit of our objective, we may acquire a portfolio of existing private equity or debt investments held by financial institutions or other investment funds should such opportunities arise.

Furthermore, pending investments in portfolio companies pursuant to the Company’s principal investment strategy, the Company may invest in certain securities on a short-term or temporary basis.  In addition to cash-equivalents and other money market-type investments, such short-term investments may include exchange-traded funds and private investment funds offering periodic liquidity.

At July 31, 2017, October 31, 2016, October 31, 2015, October 31, 2014 and October 31, 2013, the fair/market value of the invested portion (excluding cash, escrow receivables and U.S. Treasury obligations) of our net assets as a percentage consisted of the following:

Fair Value as a Percentage of Our Net Assets
Type of Investment	As of July 31, 2017	As of July 31, 2016	As of October 31, 2016	As of October 31, 2015	As of October 31, 2014	As of October 31, 2013
Senior/Subordinated Loans and credit facility	51.87%	53.34%	50.76%	47.09%	37.55%	30.09%
Common Stock	13.55%	6.92%	6.38%	5.30%	9.98%	5.21%
Warrants	0.80%	0.31%	0.67%	0.56%	0.21%	0.06%
Preferred Stock	8.71%	38.19%	41.20%	50.68%	46.66%	47.95%
Guarantees	(0.07)%	(0.01)%	(0.10)%	(0.01)%	(0.02)%	0.00%
Common Equity Interest	19.53%	22.97%	19.25%	23.69%	28.67%	21.94%
LP Interest of the PE Fund	5.81%	8.35%	9.00%	7.46%	5.81%	3.03%
GP Interest of the PE Fund	0.15%	0.21%	0.23%	0.19%	0.14%	0.08%
LLC Interest	0.00%	1.43%	1.43%	1.36%	1.16%	2.76%

Substantially all amounts not invested in securities of portfolio companies are invested in short-term, highly liquid money market investments, U.S. Government issued securities, or held in cash in an interest bearing account. As of July 31, 2017 these investments were valued at approximately $119.8 million or 39.7% of net assets.

The current portfolio has investments in a variety of industries, including energy, specialty chemicals, automotive dealerships, electrical engineering, medical devices, consumer products, value-added distribution, industrial manufacturing, financial services, and information technology in a variety of geographical areas, including the United States and Europe.

Market. We have developed and maintain relationships with intermediaries, including investment banks, industry executives, financial services companies and private mezzanine and equity sponsors. Through these relationships, we have been able to strengthen our position as an investor.

Investment Criteria. Prospective investments are evaluated by the investment team based upon criteria that may be modified from time to time. The criteria currently being used by management in determining whether to make an investment in a prospective portfolio company include, but are not limited to, management’s view of:

•                  Opportunity to revitalize and redirect a company’s resources and strategy;

•                  Stable free cash flow of the business;

•                  Businesses with secure market niches and predictable profit margins;

•                  The presence or availability of highly qualified management teams;

•                  The line of products or services offered and their market potential;

•                  The presence of a sustainable competitive advantage;

•                  Favorable industry and competitive dynamics; and

•                  Yield potential offered by an investment in such company.

Due diligence includes a thorough review and analysis of the business plan and operations of a potential portfolio company. We generally perform financial and operational due diligence, study the industry and competitive landscape, and meet with current and former employees, customers, suppliers and/or competitors. In addition, as applicable, we engage attorneys, independent accountants and other consultants to assist with legal, environmental, tax, accounting and marketing due diligence.

Investment Sourcing. Mr. Tokarz and the other investment professionals have established an extensive network of investment referral relationships. Our network of relationships with investors, lenders and intermediaries includes:

•                  Private mezzanine and equity investors;

•                  Investment banks;

•                  Industry executives;

•                  Business brokers;

•                  Merger and acquisition advisors;

•                  Financial services companies; and

•                  Banks, law firms and accountants.

Allocation of Investment Opportunities. In allocating investment opportunities, TTG Advisers adheres to the following policy, which was approved by the Board: TTG Advisers will give the Company priority with respect to all investment opportunities in (i) mezzanine and debt securities and (ii) equity or other “non-debt” investments that are (a) expected to be equal to or less than the lesser of 10% of the Company’s net assets or $25.0 million, and (b) issued by U.S. companies with less than $150.0 million in revenues during the prior twelve months (“MVC Targeted Investments”). The PE Fund received a priority allocation of all the new equity investments (i.e., not follow-on investments in existing MVC portfolio companies) that would otherwise be Non-Diversified Investments for the Company, which will terminate on the deployment of 80% of the committed capital of the PE Fund. The investment period related to the PE Fund has ended, though additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund.  In addition, pursuant to a shared services arrangement with PPC, a registered investment adviser (of which Mr. Tokarz is a co-founder and investment team member) that provides advisory services to Series A of the PPC Fund, a private equity fund, TTG Advisers personnel may refer to PPC and the PPC Fund any investment that is not: (i) an MVC Targeted Investment; and (ii) in a company that, at the time of acquisition, has EBITDA in excess of $25 million or is expected to require, either at such time or over time, in excess of $25 million in aggregate equity capital (i.e., an investment that is outside of the PE Fund’s investment focus pursuant to its governing documents).

We have applied for an exemptive order from the SEC that would allow us to co-invest, subject to certain conditions, with certain affiliated private funds in first lien, second lien, mezzanine, structured debt and structured equity investments in small and middle market businesses and to undertake certain “follow-on” investments in companies in which we have already co-invested pursuant to the order, if granted. We note that the Adviser has formed TTGA C-I LP, & TTGA MMF LP funds which are co-applicants for the requested exemptive relief. Those funds have not yet commenced operations. These conditions include, among others, prior approval by a majority of our Independent Directors and that the terms and conditions of the investment applicable to any affiliated private funds must be the same as those applicable to us.

We believe our ability to co-invest with such affiliated private funds may be particularly useful where, for example, we identify larger capital commitments than otherwise would be appropriate for us under certain circumstances and we expect that the ability to co-invest with such affiliated private funds would allow us to capture opportunities where we alone could not commit the full amount of required capital or would have to spend additional time to locate unaffiliated co-investors.

Investment Structure. Portfolio company investments typically will be negotiated directly with the prospective portfolio company or its affiliates. The investment professionals will structure the terms of a proposed investment, including the purchase price, the type of security to be purchased or financing to be provided and the future involvement of the Company and affiliates in the portfolio company’s business (including potential representation on its board of directors). TTG Advisers’ investment professionals will seek to structure the terms of the investment as to provide for the capital needs of the portfolio company and at the same time seek to maximize the Company’s total return.

Once we have determined that a prospective portfolio company is a suitable investment, we work with the management and, in certain cases, other capital providers, such as senior, junior and/or equity capital providers, to structure an investment. We negotiate on how our investment is expected to relate relative to the other capital in the portfolio company’s capital structure.

We make preferred and common equity investments in companies as a part of our investing activities, particularly when we see a unique opportunity to profit from the growth of a company and the potential to enhance our returns. At times, we may invest in companies that are undergoing new strategic initiatives or a restructuring but have several of the above attributes and a management team that we believe has the potential to successfully execute their plans. Preferred equity investments may be structured with a dividend yield, which may provide us with a current return, if earned and received by the Company.

Our senior, subordinated and mezzanine debt investments are tailored to the facts and circumstances of the deal. The specific structure is negotiated over a period of several weeks and is designed to seek to protect our rights and manage our risk in the transaction. We may structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, lien protection, equity calls, take control provisions and board observation. Our debt investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade quality (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s, commonly referred to as “junk bonds”).

Our mezzanine debt investments are typically structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. The loans may have interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of three to ten years, although debt maturities and principal amortization schedules vary.

Our mezzanine debt investments may include equity features, such as warrants or options to buy a minority interest in a portfolio company. Any warrants or other rights we receive with our debt securities generally require only a nominal cost to exercise, and thus, as the portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide minority rights provisions and event-driven puts. We may seek to achieve additional investment return from the appreciation and sale of our warrants.

Under certain circumstances, the Company or the PE Fund may acquire more than 50% of the common stock of a company in a control buyout transaction. In addition to our common equity investment, we may also provide additional capital to the controlled portfolio company in the form of senior loans, subordinated debt or preferred stock.

We fund new investments using cash, the reinvestment of accrued interest and dividends in debt and equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time, we may also opt to reinvest accrued interest receivable in a new debt or equity security, in lieu of receiving such interest in cash and funding a subsequent investment. We may also acquire investments through the issuance of common or preferred stock, debt, or warrants representing rights to purchase shares of our common or preferred stock. The issuance of our stock as consideration may provide us with the benefit of raising equity without having to access the public capital markets in an underwritten offering, including the added benefit of the elimination of any commissions payable to underwriters.

Providing Management Assistance. As a business development company, we are required to make managerial assistance available to the companies in our investment portfolio. In addition to the interest and dividends received from our investments, we often generate additional fee income for the structuring, diligence, transaction, administration and management services and financial guarantees we provide to our portfolio companies through the Company or our wholly-owned subsidiary, MVCFS. In some cases, officers, directors and employees of the Company or TTG Advisers may serve as members of the board of directors or board of directors observers of portfolio companies or fill officer roles within portfolio companies. The Company may provide guidance and management assistance to portfolio companies with respect to such matters as budgets, profit goals, business and financing strategies, management additions or replacements and plans for liquidity events for portfolio company investors such as a merger or initial public offering.

Portfolio Company Monitoring. We monitor our portfolio companies closely to determine whether or not they continue to be attractive candidates for further investment. Specifically, we monitor their ongoing performance and operations and provide guidance and assistance where appropriate. We may decline additional investments in portfolio companies that, in TTG Advisers’ view, do not continue to show promise. However, we may make follow on investments in portfolio companies that we believe may perform well in the future.

TTG Advisers follows established procedures for monitoring equity and loan investments. The investment professionals have developed a multi-dimensional flexible rating system for all of the Company’s portfolio investments. The rating grids are updated regularly and reviewed by the Portfolio Manager, together with the investment team. Additionally, the Company’s Valuation Committee meets at least quarterly, to review a written valuation memorandum and materials for each portfolio company and to discuss business updates. Furthermore, the Company’s Chief Compliance Officer administers the Company’s compliance policies and procedures, which relate to the Company’s investments in portfolio companies.

We exit our investments generally when a liquidity event takes place, such as the sale, recapitalization or initial public offering of a portfolio company. Our equity holdings, including shares underlying warrants, after the exercise of such warrants, typically include registration rights, which would allow us to sell the securities if the portfolio company completes a public offering.

Investment Approval Procedures. Generally, prior to approving any new investment, we follow the process outlined below. We usually conduct one to four months of due diligence and structuring before an investment is considered for approval. However, depending on the type of investment being contemplated, this process may be longer or shorter.

The typical key steps in our investment approval process are:

•                  Initial investment screening by deal person or investment team;

•                  Investment professionals present an investment proposal containing key terms and understandings (verbal and written) to the entire investment team;

•                  Our Chief Compliance Officer reviews the proposed investment for compliance with the 1940 Act, the Code and all other relevant rules and regulations;

•                  Investment professionals are authorized to commence due diligence;

•                  Any investment professional can call a meeting, as deemed necessary, to: (i) review the due diligence reports; (ii) review the investment structure and terms; or (iii) obtain any other information deemed relevant;

•                  Once all due diligence is completed, the proposed investment is rated using a rating system which tests several factors including, but not limited to, cash flow, EBITDA growth, management and business stability. We use this rating system as the base line for tracking the investment in the future;

•                  Our Chief Compliance Officer confirms that the proposed investment will not cause us to violate the 1940 Act, the Code or any other applicable rule or regulation;

•                  Mr. Tokarz approves the transaction; and

•                  The investment is funded.

The Investment Team. The Company, in the Adviser’s complete discretion, may also (but is not obligated to) enter into derivative or other transactions (such as forward, futures or options transactions) seeking to hedge the Company’s or a portfolio company’s exposure to currency, commodity or other risks.

Employees. Since the effectiveness of the Advisory Agreement dated November 1, 2006, the Company has not had any direct employees.  TTG Advisers employs 21 individuals, including investment and portfolio management professionals, operations professionals and administrative staff.

The Investment Team

Mr. Tokarz is responsible for the day-to-day management of the Company’s portfolio. Mr. Tokarz draws upon the experience of the 13 full-time investment professionals of TTG Advisers. TTG Advisers also uses the services of other investment professionals, with whom it has developed long-term relationships, on an as-needed basis. TTG Advisers looks to benefit from the combined resources and investment experience of all of its investment professionals. In addition, TTG Advisers employs 8 (eight) other full-time professionals who manage the operations of the Company and provide investment support functions both directly and indirectly to our portfolio companies. As the Company grows, TTG Advisers expects to hire, train, supervise and manage new employees at various levels, many of which would be expected to provide services to the Company. The following information contains biographical information for key personnel of TTG Advisers (including their titles with TTG Advisers).

Senior Management Team

Michael T. Tokarz, Managing Principal & Co-Head of Portfolio

Mr. Tokarz is a senior investment professional with over 40 years of lending and investment experience. Prior to assuming his position as Chairman and Portfolio Head of MVC Capital (NYSE:MVC), and prior to founding The Tokarz Group (in 2002), a private merchant bank of which he is Chairman, Mr. Tokarz was a General Partner with Kohlberg Kravis Roberts & Co. (“KKR”), one of the world’s most experienced private equity firms. During his 18-year tenure at KKR, he participated in diverse leveraged buyouts, financings, restructurings and dispositions. Mr. Tokarz currently serves on corporate boards including Walter Energy, Inc., Mueller Water Products, Inc., Walter Investment Management Corp., and CNO Financial Group. In addition, Mr. Tokarz is on the Board of Managers of Illinois Ventures, a University of Illinois-focused venture capital seed fund and high technology incubator, and is Chairman of a related private equity follow-on investment fund. Mr. Tokarz also serves as the Chairman Emeritus of the University of Illinois Foundation and its Investment and Executive Committees. Prior to his tenure at KKR, Mr. Tokarz was a commercial banker at Continental Illinois where he was renowned for innovation and buyout financings. Mr. Tokarz rose to run the East Coast operation of Continental Illinois from New York. He received his undergraduate degree with High Distinction in Economics, and MBA in Finance from the University of Illinois and is a Certified Public Accountant. He was selected as one of the “The Best Corporate Directors in America” by Outstanding Directors Exchange in 2007.

Warren E. Holtsberg, Managing Principal & Co-Head of Portfolio

Mr. Holtsberg is Co-Head of Portfolio Management of the Fund and is a member of the Board of Directors of MVC Capital (NYSE:MVC). Mr. Holtsberg, who joined TTG Advisers in 2007, is a senior investment professional with almost 20 years of lending and investment experience. In his role at TTG Advisers, he sources and executes new investments and helps manage the Fund’s global portfolio of private equity, venture, and small- and mid-cap debt and equity investments across a broad range of industries including technology, consumer/retail, energy and finance. He also heads the Chicago Office of TTG Advisers. Previously, Mr. Holtsberg founded Motorola Ventures, the venture capital and private equity investment arm for Motorola, Inc. (NYSE:MOT) where he led the worldwide fund for eight years. Mr. Holtsberg was also a member of the Motorola Corporate Credit Committee. Before Motorola, Mr. Holtsberg spent two decades with the U.S. Government where he held a number of senior executive positions in the Aviation, Defense and Intelligence communities. Mr. Holtsberg serves on the Advisory Board of Arcapita Ventures, the private equity and venture capital arm of Arcapita Bank. Mr. Holtsberg is also a member of the Board of Directors of the Illinois Venture Capital Association, the Chicagoland Entrepreneurship Center, the Big Shoulders Fund for the Archdiocese of Chicago’s inner-city school fund, and Illinois Ventures, a University of Illinois focused venture capital seed fund and high technology incubator, and he is a Director of a related private equity follow-on investment fund. Mr. Holtsberg is a graduate of the University of

Illinois and the Kellogg Management Institute at Northwestern University J.L. Kellogg Graduate School of Management.

Scott Schuenke, CPA, Chief Financial Officer

Mr. Schuenke originally joined MVC Capital in June 2004 as its Corporate Controller and later in the year also became MVC Capital’s Chief Compliance Officer. In late 2013, Mr. Schuenke became the Chief Financial Officer. Mr. Schuenke held the CCO role from 2004 through January 2015.  Mr. Schuenke is responsible for overseeing the financial operations of TTG Advisers, MVC Capital and its wholly-owned subsidiaries. Mr. Schuenke also provides financial expertise and monitoring to various portfolio companies. Mr. Schuenke was previously on the Board of Directors of Vestal Manufacturing Enterprises, Inc. and NPWT Corporation, portfolio companies of MVC. Before joining MVC Capital, Mr. Schuenke was a compliance officer with US Bancorp Fund Services, LLC, where he was responsible for financial reporting and compliance oversight of more than 15 open- and closed-end registered investment companies. Previously, Mr. Schuenke worked in the audit and assurance services area with PricewaterhouseCoopers, LLP (“PWC”). While with PWC, he performed audit and review services for financial services clients including several large mutual fund complexes. Mr. Schuenke received his Bachelor of Business Administration from the University of Wisconsin, Milwaukee and a Masters of Professional Accountancy from the University of Wisconsin, Whitewater. Mr. Schuenke is a Certified Public Accountant licensed in the State of Wisconsin.

David J. Williams, Senior Managing Director

Mr. Williams joined MVC Capital in October 2014, as Senior Managing Director to help lead the company’s junior debt strategy. Prior to joining MVC, Mr. Williams founded Fifth Third Bank’s Mezzanine Finance Group. As a Senior Vice President and Managing Director of the Fifth Third Mezzanine Finance Group, Mr. Williams led or co-led more than 150 mezzanine transactions, representing over $800 million in mezzanine investments. Mr. Williams also led the efforts to establish Fifth Third’s Private Placements product. While at Fifth Third, Mr. Williams was responsible for the entire mezzanine finance product line including oversight of investment professionals. Prior to Fifth Third, he worked at First Interstate Bank, The Bank of California/Union Bank of California, and PNC. Mr. Williams is a graduate of Wittenberg University.

Investment Team

Chris Ferguson, Investment Professional

Mr. Ferguson joined TTG Advisers in April of 2012 and is responsible for sourcing, executing and monitoring investments. Prior to joining TTG Advisers Mr. Ferguson has worked in Private Equity at CCMP Capital, and as a member of a corporate cash management team at Credit Suisse. Mr. Ferguson holds a BA (Government) from Franklin and Marshall College in Lancaster Pennsylvania, and a MBA with a dual concentration in Finance and Management from Seton Hall University’s Stillman School of Business.

Scott D. Foote, Investment Professional

Mr. Foote joined MVC Capital in October 2014 to help execute the company’s junior debt strategy. Prior to joining MVC, Mr. Foote spent four years in Fifth Third Bank’s Mezzanine Finance Group, where he assisted in making direct mezzanine investments in lower middle market companies. While at Fifth Third, Mr. Foote also helped raise over $1.5 billion in private debt capital for public and private corporations. Mr. Foote is a graduate of Vanderbilt University and a CFA Charterholder.

David R. Gardner, Investment Professional

Mr. Gardner joined MVC Capital in October 2014 to help execute the company’s junior debt strategy. Prior to joining MVC, Mr. Gardner spent six years at Fifth Third Bank, where he assisted in making direct mezzanine investments in lower middle market companies. While at Fifth Third, Mr. Gardner also helped raise over $1.5 billion in private debt capital for public and private corporations. Mr. Gardner is a graduate of the University of Cincinnati and a CFA & CAIA Charterholder.

Shivani Khurana, Managing Director

Ms. Khurana is a senior investment professional with over 11 years of experience in private equity, leveraged finance, investment banking and investment management. Ms. Khurana joined MVC in March 2004 and has played a key role in MVC’s growth and sourcing, execution and monitoring of several of MVC’s equity and debt investments across a variety of industries. She also serves as a Managing Director of MVC Financial Services, Inc. Before joining MVC, Ms. Khurana worked at Cadigan Investment Partners, a middle-market leveraged buyout firm where she was involved in originating, structuring, financing and negotiating leveraged and management buyout and recapitalization transactions. Previously, Ms. Khurana worked in the leveraged finance group of Wachovia Securities where she specialized in restructuring advisory, distressed debt investing and turnaround financing; and the investment banking group of Merrill Lynch. Ms. Khurana’s prior experience includes independently managing $20 million in diversified U.S. and European equities at Al-Ahlia Investment Company. Ms. Khurana received a Bachelor of Commerce with accounting honors from Panjab University, India; an MBA in Finance from University of Sheffield, UK; and an M.S. in Finance from University of Rochester, New York.

James D. Lynch, Managing Director

Mr. Lynch is a senior investment professional with over 13 years of consulting, operations and private equity experience. Mr. Lynch is a Managing Director of TTG Advisers with responsibilities for deal sourcing, execution and monitoring of portfolio investments. Prior to joining TTG Advisers in 2007, Mr. Lynch was a Managing Director at FTI Consulting (NYSE:FCN) and a Leader of the Intellectual Property Transactions practice. Previously, Mr. Lynch worked at Deloitte & Touche Financial Advisory Services as a Practice Leader of Deloitte’s Intellectual Asset Management service line and the Venture Strategy Group. At both Deloitte and FTI, he managed global teams that performed innovation and corporate finance engagements for Fortune 500 corporations, financial institutions, entrepreneurial ventures and public sector institutions. The client engagements included corporate finance, M&A and intellectual property transactions, strategic innovation and operational consulting, technology commercialization and the creation of new business enterprises. Before Deloitte, Mr. Lynch worked in business competitive intelligence and internal audit for Owens Corning Corporation (NYSE:OC). Mr. Lynch is a member of the Board of Advisors of DRI Capital and Illinois Business Consulting. He holds a Bachelor of Science (Accounting) from Purdue University and an MBA from the University of Illinois.

Harrison S. Mullin, Managing Director

Mr. Mullin joined MVC Capital in October 2014 to help manage the company’s junior debt strategy. Mr. Mullin spent the previous 12 years at Fifth Third Bank where he was a Managing Director of the Mezzanine Finance Group. While at Fifth Third, Mr. Mullin led 55 mezzanine deals, representing over $350 million of junior capital investment. Prior to Fifth Third, Mr. Mullin was a Principal at NetRoadshow (ultimately Yahoo!NetRoadshow) where he co-managed the East Coast Operations.  Mr. Mullin started his finance career at Dillon Read & Co. where he was the lead associate on the equity capital markets desk assisting in all aspects of the new equity issuance process. Mr. Mullin is a graduate of Trinity College and received his MBA from Xavier University.

Puneet Sanan, Managing Director

Mr. Sanan is a senior investment professional with over 15 years of experience in private equity, leveraged/corporate finance and investment banking. Mr. Sanan joined MVC in March 2004 and has played a key role in MVC’s growth, debt and equity capital raise, and sourcing, execution and monitoring of investments. He also serves as a Managing Director of MVC Financial Services, Inc. Before joining MVC, Mr. Sanan worked at Cadigan Investment Partners, a leveraged buyout firm, and was involved in originating, developing, analyzing, structuring, financing and negotiating leveraged and management buyouts, recapitalizations and growth capital financing for middle-market companies. Previously, Mr. Sanan was a Vice President and managed the Investment Banking Division of Fano Securities, where he received international recognition for financial advisory work in alternative energy technology. Prior to joining Fano, Mr. Sanan was an Associate Director at UBS Warburg’s Leveraged Finance/Financial Sponsors group where he advised leading private equity firms on leveraged buyouts, mergers and acquisitions and private equity investments. Mr. Sanan has held various corporate finance and industry positions at PaineWebber, Legg Mason, Royal Dutch/Shell Group and Gist Brocades (now DSM N.V.). In 2003 and 2004, Mr. Sanan was named to the International Who’s Who of Professionals. Mr. Sanan received a Bachelor of Engineering (Honors) in Chemical Engineering from Panjab University, India; and an MBA in Finance from The University of Texas at Austin; and has passed the Series 7 and 63 NASD qualifying examinations.

Kevin Scoby, Investment Professional

Mr. Scoby joined TTG Advisers full time in January of 2012 and is responsible for sourcing, executing and monitoring investments. Prior to joining TTG Advisers on a full time basis, Mr. Scoby had interned at Connaught Real Estate Finance. Mr. Scoby earned a Bachelor’s of Science in Economics with a concentration in Finance from The Wharton School of the University of Pennsylvania.

Peter F. Seidenberg, Managing Director

Mr. Seidenberg previously served as the Chief Financial Officer of MVC. He currently serves as a senior investment professional with over 15 years of experience in private equity and venture capital investing, corporate finance, operations and general management. Mr. Seidenberg joined MVC in April of 2005 and has played a key role in MVC’s growth, debt and equity capital raises, execution and monitoring of investments. He previously served as a Principal and Chief Financial Officer of Nebraska Heavy Industries and worked on engagements including serving as CFO of Commerce One, Inc. (NASDAQ:CMRC). Prior to his tenure at NHI, Mr. Seidenberg served as the Director of Finance and Business Development and as Corporate Controller for Plumtree Software, Inc. (NASDAQ:PLUM) where he was responsible for driving strategic initiatives and managing the finance and accounting staff. Before joining Plumtree, Mr. Seidenberg worked at AlliedSignal. While at AlliedSignal, Mr. Seidenberg held a variety of roles including Controller and Manager of Financial Operations. Mr. Seidenberg has served in a variety of roles including General Manager at several small manufacturing companies. Mr. Seidenberg received his bachelor degree and MBA from Cornell University.

Kashyap Shah, Investment Professional

Kashyap Shah joined TTG Advisers in June 2010 and has been involved in sourcing, evaluating and executing investment opportunities. Before joining TTG Advisers, Mr. Shah held several roles at Edelweiss Capital Limited in Mumbai, where he was most recently the COO of its investment banking group. In that capacity, Mr. Shah was responsible for high priority strategic initiatives including the setting-up of the financial sponsors and country coverage groups and establishing strategic alliances. Prior to this role, Mr. Shah was a Senior Manager responsible for managing investment banking transactions across product and sector groups. His experience spans across M&A, private placements, structured finance and ECM transactions. Prior to Edelweiss Capital, Mr. Shah worked with KPMG in its Mumbai office. Mr. Shah received a Bachelor of Commerce from Mumbai University, India where he was on the Dean’s list and is a Chartered Accountant from The Institute of Chartered Accountants of India. Mr. Shah holds an MBA degree with concentrations in Finance, Strategic Management and Entrepreneurship from The University of Chicago Booth School of Business.

Portfolio Investment Operations

Kevin Byrne, Chief Compliance Officer

Mr. Byrne joined in November 2013 as a Compliance Consultant and in early 2015 became the Chief Compliance Officer  of MVC Capital and TTG Advisers, responsible for overseeing both compliance programs. Since 1998, Mr. Byrne has been a Member of Fisher Capital Corp. LLC. where he assists in analyzing investment opportunities in financial services and oversees all compliance and administrative functions. Prior to Fisher Capital, Mr. Byrne was an executive in the Financial Services Division of American Re-Insurance Company in Princeton, NJ where he headed up the Tax Consulting and Administration Department. Prior to American Re, he worked in public accounting. Mr. Byrne holds a B.S. Degree in Accounting from Georgetown University, an M.S. Degree in Taxation from the Villanova University School of Law and is a member of the American Institute of Certified Public Accountants.

Martha Kausch, Office Administrator - NY / Special Projects Coordinator

Ms. Kausch joined TTG Advisers in September 2005 and is responsible for all information technology, supporting portfolio company initiatives, including opening and managing several high-profile and high-trafficked airport locations for Harmony Pharmacy & Health Centers, Inc., as well as working on the development of new locations, vendor relations and product/service offerings. In addition, Ms. Kausch is responsible for managing the Quarterly Valuation Process of the Board of Directors. Prior to joining TTG Advisers, Ms. Kausch worked at Xerox Corporation for fifteen years. During her tenure, she held various positions including managing a digital manufacturing line with 50 direct reports, in addition to roles in distribution, supply chain, quality control and within the headquarters administrative organization.

Patrick Mullins, Controller

Mr. Mullins is the Controller of TTG Advisers. His responsibilities include overseeing the financial operations of MVC Capital and its wholly owned subsidiary MVC Financial Services, Inc. Mr. Mullins has over ten years of experience in public and private accounting. Previously, Mr. Mullins worked at the Designtex Group, a textile distribution company, where he was the Accounting Manager and was involved with audits and reviews of small and mid-size companies at Huth Thompson LLP. He received his Bachelors of Arts in Accounting from Moravian College in Bethlehem PA.

Maura E. O’Brien, Executive Assistant - Chicago

Ms. O’Brien joined TTG Advisers in September of 2008 as Executive Assistant in Chicago. Ms. O’Brien was previously an Assistant Vice President at Diners Club International, an Office Manager at a boutique executive search firm in Chicago, and a Personal Assistant for the Clara Williams Company. She is on the Chicago Sister Cities International - Galway Board, a Ronald McDonald House Volunteer, a St. Patrick’s Day Parade Judge, and was a Member of the Young Irish Fellowship Executive Board and a Mentor with Big Shoulders. Ms. O’Brien attended Spring Hill College in Mobile, AL, where she received her Bachelor of Science degree in Marketing.

Renata Quin, Executive Assistant - New York

Ms. Quin joined TTG Advisers in August 2005 and is responsible for all aspects of administrative and operational support including managing the quarterly board book process. Prior to joining TTG Advisers, Ms. Quin worked at the office of the Westchester District Attorney directly supporting the District Attorney for two years. Prior to that Ms. Quin worked for the Space and Naval Warfare Systems Command for the military in San Diego, CA. Prior to her tenure with the military, Ms. Quin worked directly for the Chief Operating Officer of Island Destinations, a large luxury travel agency based in New York. Ms. Quin received her Bachelor degree in Business Administration from Berkeley College where she majored in International Business.

Jaclyn Shapiro-Rothchild, Vice President and Secretary

Ms. Shapiro-Rothchild serves as Vice President and Secretary of MVC Capital and TTG Advisers. She is responsible for board and shareholder matters, portfolio development and fund administration, monitoring the Fund’s legacy portfolio, and directing the Fund and TTG Advisers’ operations. Prior to joining MVC Capital and TTG Advisers, Ms. Shapiro-Rothchild was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former sub-advisor of the Fund. Before joining the Fund’s former sub-advisor, Ms. Shapiro-Rothchild was an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), where she was responsible for analyzing the various real estate trends in the Washington, D.C. greater metropolitan area. Previously, Ms. Shapiro-Rothchild worked as a Research Analyst to a Senior Portfolio Manager at Gruntal & Co. and began her business career as a Marketing Consultant at Archstone-Smith, formerly known as Charles E. Smith & Co. Ms. Shapiro-Rothchild received her Bachelors of Business Administration degree in Entrepreneurship and Small Business Management from George Washington University in Washington, DC.

Other Accounts Managed

Mr. Tokarz, our Portfolio Manager, is also responsible for the day-to-day management of the PE Fund, a pooled investment vehicle for which TTG Advisers is entitled to receive a performance-based fee. As of July 31,

2017, the PE Fund had approximately $103.5 million in committed assets. Further, Mr. Tokarz is a co-founder of PPC, a registered investment adviser that provides advisory services to Series A of the PPC Fund. For a further discussion of the Board approved allocation of investment opportunities policy, please see “MVC Capital — Our Investment Strategy — Allocation of Investment Opportunities.”

Compensation of the Portfolio Manager

Mr. Tokarz does not receive compensation from TTG Advisers in the form of salary, bonus, deferred compensation or pension and retirement plans. However, as the sole controlling equity owner of TTG Advisers, he has a significant equity interest in the profits generated by TTG Advisers from its management of the Company.

Company Ownership

Mr. Tokarz owns, as of July 31, 2017, over $1,000,000 worth of our common shares. Mr. Tokarz purchased each share on his own behalf. The Company did not grant any shares to him or any other member of the team.

Portfolio Diversity

Our portfolio is not currently concentrated and we currently do not have a policy with respect to “concentrating” (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

PORTFOLIO COMPANIES

The following is a listing of our portfolio companies in which we had an investment at July 31, 2017. The portfolio companies are presented in three categories — companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company.

We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

For further information relating to the amount and nature of our investments in portfolio companies, see our Consolidated Schedule of Investments for October 31, 2016, on pages F-4 to F-5.

MVC Capital, Inc.

Consolidated Schedule of Investments

July 31, 2017

Company Name and Address	Nature of its Principal Business	Titles of Securities Held	Percent of Class Held
Non-control/Non-affiliated investments - 50.84%

Actelis Networks, Inc.	Technology Investment	Common Stock	Less than 1%
6150 Stevenson Blvd.
Fremont, CA 94538
Biovation Acquistion Co.	Manufacturer of Laminate Material and Composites	Common Stock - Class B	100.00%
110 Deer Place
Mankato, MN 56001
Custom Alloy Corporation	Manufacturer of Pipe Fittings and Forgings	Second Lien Loan	N/A
3 Washington Avenue		Unsecured Subordinated Loan	N/A
High Bridge, NJ 08829

Dukane IAS, LLC	Welding Equipment Manufacturer	Second Lien Note	N/A
2900 Dukane Drive
St. Charles, IL 60174
FDS, Inc.	Software	Senior Subordinated Debt	N/A
4224 North Fwy
Fort Worth, TX 76137
FOLIOfn, Inc.	Technology Investment - Financial Services	Preferred Stock	71.00%
8180 Greensboro Drive
8th Floor
McLean, VA 22102
HTI Technologies and Industries, Inc.	Electronic Component Manufacturing	Second Lien Note	N/A
315 Tech Park Drive
LaVergne, TN 37086
Initials, Inc.	Consumer Products	Senior Subordinated Debt	N/A
583 Grant Street
Suite G
Clarkesville, GA 30523
Legal Solutions Holdings, Inc.	Business Services	Senior Subordinated Debt	N/A
955 Overland Ct
Suite 200
San Dimas, CA 91773
MainStream Data, Inc.	Technology Investments	Common Stock	0.46%
375 Chipeta Way
Suite B
Salt Lake City, UT 84108-1261
Morey’s Seafood International, LLC	Food Services	Second Lien Loan	N/A
742 Decatur Avenue North
Golden Valley, MN 55427
Quantum Plastics, LLC	Manufacturer of Plastic Parts	Senior Subordinated Debt	N/A
1000 Davis Road		Warrants	100.00%
Elgin, IL 60123
Turf Products, LLC	Distributor - Landscaping and	Senior Subordinated Debt	N/A
157 Moody Road	Irrigation Equipment
PO Box 1200
Enfield, CT 06083
U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan	N/A
290 N.W. 165th Street
PH5 (4th floor) North Miami Beach, FL 33169
U.S. Spray Drying Holding Company	Specialty Chemicals	Class B Common Stock	100.00%
109 Elbow Lane		Secured Loan	N/A
Burlington, New Jersey 08016
United States Technologies, Inc.	Electronics Manufacturing and Repair	Senior Lien Loan	N/A
17-01 Pollitt Drive
Suite 2
Fair Lawn, NJ 07410
Vestal Manufacturing Enterprises, Inc.	Iron Foundries	Second Lien Loan	N/A
176 Industrial Park Road
Sweetwater, TN 37874
Affiliate investments - 29.81%

Advantage Insurance Holdings LTD	Insurance	Preferred Stock	14.85%
250 Munoz Rivera Avenue
Suite 710
San Juan, Puerto Rico 00918

Centile Holdings B.V.	Software	Common Equity Interest	98.00%
Emerald Square- Bat. B
Rue Evariste Galois
06410 Biot Sophia-Antipolis
Crius Energy Trust	Energy Services	Equity Unit	5.80%
535 Connecticut Ave, 6th Fl.
Norwalk, CT 06854

JSC Tekers Holdings	Real Estate Management	Common Stock	9.00%
15-3 Jauniela Street		Preferred Stock	100.00%
Riga, LV-1050
Latvia
MVC Environmental, Inc.	Environmental Services	Senior Secured Loan	N/A
287 Bowman Avenue		Class B Common Stock	100.00%
2nd floor
Purchase, NY 10577
Security Holdings B.V.	Electrical Engineering	Common Equity Interest	98.00%
411 Strawinskylaan		Bridge Loan	N/A
World Trade Center Tower A
XX 1077
Amsterdam, Netherlands
SGDA Europe B.V.	Environmental Services	Common Equity Interest	99.90%
2 Daniel Danielopolu Street
BCR Building, 3rd floor, Sector 1
Bucharest, Romania 014134
Control Investments - 19.77%

Equus Total Return, Inc.	Regulated Investment Company	Common Stock	33.00%
8 Greenway Plaza, Suite 930
Houston, TX 77046
MVC Automotive Group GmbH	Automotive Dealerships	Common Equity Interest	100.00%
Brunner Strabe 66		Bridge Loan	N/A
A-1210
Vienna, Austria
MVC Private Equity Fund LP	Private Equity	Limited Partnership Interest	19.03%
71 South Wacker Drive		General Partnership Interest	100.00%
Suite 2760
Chicago, IL 60606
RuMe Inc.	Consumer Products	Common Stock	5.20%
7022 South Revere Parkway		Series C Preferred Stock	100.00%
Suite 240		Series B-1 Preferred Stock	66.70%
Centennial, CO 80112		Subordinated Debt	N/A
		Warrants	100.00%

For companies held by the Company at July 31, 2017, please reference pages 51 to 62 above for a brief description of each portfolio company’s business. In addition, we have provided below a more detailed description for each portfolio company which represented more than 5% of our assets as of July 31, 2017.

Security Holdings, B.V.

Security Holdings is an Amsterdam-based holding company that owns FIMA, a Lithuanian security and engineering solutions company. MVC’s original investment was made in September 2008.

At October 31, 2016, the Company’s common equity interest in Security Holdings had a cost basis of approximately $51.5 million and a fair value of approximately $34.9 million.

On April 3, 2017, the Company loaned Security Holdings approximately $4.1 million in the form of a bridge loan with an interest rate of 5% and a maturity date of December 31, 2019.

During the nine month period ended July 31, 2017, the Company recorded a distribution of approximately $330,000 from Security Holdings, which was recorded as a return of capital.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the common equity interest by approximately $534,000.

At July 31, 2017, the Company’s investment in Security Holdings consisted of common equity interest with a cost basis of approximately $51.2 million and a fair value of approximately $35.4 million and a bridge loan with an outstanding balance, cost basis and fair value of approximately $4.1 million.

Puneet Sanan, a representative of the Company, serves as a director of Security Holdings.

Crius Energy Trust/U.S. Gas & Electric, Inc.

U.S. Gas, North Miami Beach, Florida, a wholly-owned indirect subsidiary of  Crius Energy Trust, is a licensed ESCO that markets and distributes natural gas and electricity to small commercial and residential retail customers in various states. MVC’s original investment was made in July 2007. Crius, Toronto, Canada, is a leading retail energy marketer.

At October 31, 2016, the Company’s investment in U.S. Gas consisted of a second lien loan, convertible Series I preferred stock and convertible Series J preferred stock. The second lien loan had an outstanding balance, cost basis and fair value of $7.5 million and the unsecured loan had an outstanding balance, cost and fair value of approximately $3.3 million. The second lien loan bears annual interest at 13% and has a maturity date of July 1, 2019. The unsecured loan bears annual interest at 14% and has a maturity date of July 1, 2018.  The 32,200 shares of convertible Series I preferred stock had a fair value of $89.4 million and a cost of $500,000 and the 8,216 shares of convertible Series J preferred stock had a cost and fair value of $0.

On April 24, 2017, Equus entered into a merger agreement to acquire U.S. Gas.  Closing of the transaction was subject to a number of conditions.

At July 31, 2017, the loans had a combined outstanding balance, cost basis and a fair value of approximately $10.9 million.  The increase in the cost basis of the unsecured loan is due to the capitalization of PIK interest.  The convertible Series I preferred stock had a fair value of approximately $89.4 million and a cost basis of $500,000 and the convertible Series J preferred stock had a cost basis and fair value of $0.

On May 23, 2017, the Boards of MVC and U.S. Gas provided notice to Equus of a superior proposal that had been received from Crius Energy Trust and of MVC’s and U.S. Gas’s intent to terminate the merger agreement. On May 30, 2017, MVC and U.S. Gas terminated the merger agreement, and in connection with such termination and pursuant to the Equus Merger Agreement, U.S. Gas paid to Equus a termination fee of $2.5 million.

On May 30, 2017, U.S. Gas entered into a definitive agreement to be acquired by Crius Energy Trust for $172.5 million in a combination of cash, second-lien notes, and Crius trust units.  MVC received gross consideration for its investment in U.S. Gas valued at $128.1 million, including $11.0 million for the repayment of its two outstanding loans from MVC. The fair value of the consideration received by MVC for its equity investment in U.S. Gas is $115.1 million (excluding any illiquidity discount for the securities received). As a result of the gross consideration received, MVC anticipates a realized gain of $115.9 million, excluding all fees and distributions received since its initial investment in 2007. The $116.4 million is comprised of: (i) cash of approximately $50.0 million; (ii) 9.5% second-lien callable notes due in July 2025 with a face amount of $40.5 million (before certain post-closing and indemnification adjustments, if any); and (iii) 3,282,982 Crius trust units (currently yielding 7.5%) valued at approximately $25.9 million (based upon the closing price for Crius trust units on July 5, 2017 and the prevailing currency exchange rate on such date).

On July 5, 2017, the transaction between U.S. Gas and Crius closed. MVC received: (i) cash of approximately $50.0 million; (ii) 9.5% second-lien callable notes due in July 2025 with a face amount of $40.5 million (before certain post-closing and indemnification adjustments, if any); and (iii) 3,282,982 Crius trust units (currently yielding 7.5%) valued at approximately $25.9 million (based upon the closing price for Crius trust units on July 5, 2017 and the prevailing currency exchange rate on such date).

At July 31, 2017, the Company’s investment in Crius consisted of 3,282,982 equity units at a cost of approximately $24.6 million and a fair value of approximately $24.4 million. The units trade on the Toronto Stock Exchange under the symbol KWH.

DETERMINATION OF COMPANY’S NET ASSET VALUE

Pursuant to the requirements of the 1940 Act and in accordance with the Accounting Standards Codification (“ASC”), Fair Value Measurements and Disclosures (“ASC 820”), we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by the Board of Directors, which are consistent with ASC 820.  As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to its Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures.  Our Board of Directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.  In this regard, the Company has engaged an independent valuation firm to perform valuation services for certain portfolio debt investments.

Pursuant to our Valuation Procedures, the Valuation Committee (which is comprised of three Independent Directors) determines fair values of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). In doing so, the Committee considers the recommendations of TTG Advisers and input and reviews by third party consultants retained to support the Company’s valuation process. The Company has also adopted other enhanced processes related to valuations of controlled/affiliated portfolio companies. Any changes in valuation are recorded in the consolidated statements of operations as “Net unrealized appreciation (depreciation) on investments.”

Currently, our NAV per share is calculated and published on a quarterly basis.  The Company calculates our NAV per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation.  Fair values of foreign investments reflect exchange rates, as applicable, in effect on the last business day of the quarter end.  Exchange rates fluctuate on a daily basis, sometimes significantly.  Exchange rate fluctuations following the most recent fiscal year end are not reflected in the valuations reported in the Company’s annual and quarterly reports.

At July 31, 2017 and October 31, 2016, approximately 62.84% and 81.37%, respectively, of total assets represented investments in portfolio companies recorded at fair value (“Fair Value Investments”).

Under most circumstances, at the time of acquisition, Fair Value Investments are carried at cost (absent the existence of conditions warranting, in management’s and the Valuation Committee’s view, a different initial value).  During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors.  No pre-determined formula can be applied to determine fair value.  Rather, the Valuation Committee analyzes fair value measurements based on the value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale.  The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, or the recapitalization of a portfolio company or by a public offering of its securities.

Valuation Methodology

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value.  To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors.  The Company generally requires, where practicable, Portfolio Companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs, which might become payable on disposition of such investments.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure value.  In determining fair value, the Valuation Committee primarily uses the level 3 inputs referenced in ASC 820.

ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset to which the reporting entity has access to as of the measurement date.  If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

Our investments are carried at fair value in accordance with ASC 820. Unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by the Valuation Committee of the Board of Directors. For legally or contractually restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date minus a discount for the restriction.  At July 31, 2017, we did not own restricted or unrestricted securities of any publicly traded company in which we have a majority-owned interest, but did own one security in which we have a minority-owned interest.

If a security is publicly traded, the fair value is generally equal to the market value based on the closing price on the principal exchange on which the security is primarily traded, unless the security is restricted and in such a case, a discount is applied for the restriction.

For equity securities of Portfolio Companies, the Valuation Committee estimates the fair value based on market and/or income approach with value then attributed to equity or equity like securities using the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology.  Under the Enterprise Value Waterfall valuation methodology, the Valuation Committee estimates the enterprise fair value of the portfolio company and then waterfalls the enterprise value over the portfolio company’s securities in order of their preference relative to one another.  To assess the enterprise value of the portfolio company, the Valuation Committee weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value.  The methodologies for performing assets may be based on, among other things:  valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company, and third-party asset and real estate appraisals.  For non-performing assets, the Valuation Committee may estimate the liquidation or collateral value of the portfolio company’s assets.  The Valuation Committee also takes into account historical and anticipated financial results.

The Company does not utilize hedge accounting and instead, when applicable, marks its derivatives to market on the Company’s consolidated statement of operations.

In assessing enterprise value, the Valuation Committee considers the mergers and acquisitions (“M&A”) market as the principal market in which the Company would sell its investments in portfolio companies under circumstances where the Company has the ability to control or gain control of the board of directors of the portfolio company (“Control Companies”).  This approach is consistent with the principal market that the Company would use for its portfolio companies if the Company has the ability to initiate a sale of the portfolio company as of the measurement date, i.e., if it has the ability to control or gain control of the board of directors of the portfolio company as of the measurement date.  In evaluating if the Company can control or gain control of a portfolio company as of the measurement date, the Company takes into account its equity securities on a fully diluted basis, as well as other factors.

For non-Control Companies, consistent with ASC 820, the Valuation Committee considers a hypothetical secondary market as the principal market in which it would sell investments in those companies.  The Company also considers other valuation methodologies such as the Option Pricing Method and liquidity preferences when valuing minority equity positions of a portfolio company.

For loans and debt securities of non-Control Companies (for which the Valuation Committee has identified the hypothetical secondary market as the principal market), the Valuation Committee determines fair value based on the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology.  In applying the Market Yield valuation methodology, the Valuation Committee determines the fair value based on such factors as third party broker quotes (if available) and market participant assumptions, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date.

Estimates of average life are generally based on market data of the average life of similar debt securities.  However, if the Valuation Committee has information available to it that the debt security is expected to be repaid in the near term, the Valuation Committee would use an estimated life based on the expected repayment date.

The Valuation Committee determines fair value of loan and debt securities of Control Companies based on the estimate of the enterprise value of the portfolio company.  To the extent the enterprise value exceeds the remaining principal amount of the loan and all other debt securities of the company, the fair value of such securities is generally estimated to be their cost.  However, where the enterprise value is less than the remaining principal amount of the loan and all other debt securities, the Valuation Committee may discount the value of such securities to reflect an impairment.

For the Company’s or its subsidiary’s investment in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the general partner (the “GP”) of the PE Fund, the Valuation Committee relies on the GP’s determination of the fair value of the PE Fund which will be generally valued, as a practical expedient, utilizing the net asset valuations provided by the GP, which will be made:  (i) no less frequently than quarterly as of the Company’s fiscal quarter end and (ii) with respect to the valuation of PE Fund investments in portfolio companies, will be based on methodologies consistent with those set forth in the Company’s valuation procedures.  In making its determinations, the GP considers and generally relies on TTG Advisers’ recommendations.  The determination of the net asset value of the Company’s or its subsidiary’s investment in the PE Fund will follow the methodologies described for valuing interests in private investment funds (“Investment Vehicles”) described below.  Additionally, when both the Company and the PE Fund hold investments in the same portfolio company, the GP’s Fair Value determination shall be based on the Valuation Committee’s determination of the Fair Value of the Company’s portfolio security in that portfolio company.

As permitted under GAAP, the Company’s interests in private investment funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by management of the underlying Investment Vehicles, without adjustment, unless TTG Advisers is aware of information indicating that a value reported does not accurately reflect the value of the Investment Vehicle, including any information showing that the valuation has not been calculated in a manner consistent with GAAP.  Net unrealized appreciation (depreciation) of such investments is recorded based on the Company’s proportionate share of the aggregate amount of appreciation (depreciation) recorded by each underlying Investment Vehicle.  The Company’s proportionate investment interest includes its share of interest and dividend income and expense, and realized and unrealized gains and losses on securities held by the underlying Investment Vehicles, net of operating expenses and fees.  Realized gains and losses on distributions from Investment Vehicles are generally recognized on a first in, first out basis.

The Company applies the practical expedient to interests in Investment Vehicles on an investment by investment basis, and consistently with respect to the Company’s entire interest in an investment.  The Company may adjust the valuation obtained from an Investment Vehicle with a premium, discount or reserve if it determines that the net asset value is not representative of fair value.

If the Company intends to sell all or a portion of its interest in an Investment Vehicle to a third-party in a privately negotiated transaction near the valuation date, the Company will consider offers from third parties to buy the interest in an Investment Vehicle in valuations, which may be discounted for both probability of close and time.

When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”) with a debt security, the Company typically allocates its cost basis in the investment between debt securities and nominal cost equity at the time of origination.  If the Company is not reimbursed for investment or transaction related costs at the time an investment is made, the Company typically capitalizes those costs to the cost basis of the investment.

Interest income, adjusted for amortization of premium and accretion of discount on a yield to maturity methodology, is recorded on an accrual basis to the extent that such amounts are expected to be collected.  Origination and/or closing fees associated with investments in portfolio companies are accreted into income over the respective terms of the applicable loans.  Upon the prepayment of a loan or debt security, any unamortized original issue discount or market discount is recorded as interest income. Prepayment premiums are recorded on loans when received as interest income.  Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that the Company expects to collect such amounts.

For loans, debt securities, and preferred securities with contractual payment-in-kind interest or dividends, which represent contractual interest/dividends accrued and added to the loan balance or liquidation preference that generally becomes due at maturity, the Company will not ascribe value to payment-in-kind interest/dividends, if the portfolio company valuation indicates that the payment-in-kind interest is not collectible.  However, the Company may ascribe value to payment-in-kind interest if the health of the portfolio company and the underlying securities are not in question.  All payment-in-kind interest that has been added to the principal balance or capitalized is subject to ratification by the Valuation Committee.  For interest or deferred interest receivables purchased by the Company at a discount to their outstanding amount, the Company amortizes the discount using the effective yield method and records it as interest income over the life of the loan.  The Company will not ascribe value to the interest or deferred interest, if the Company has determined that the interest is not collectible.

Escrows from the sale of a portfolio company are generally valued at an amount, which may be expected to be received from the buyer under the escrow’s various conditions and discounted for both risk and time.

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies.  The Valuation Committee typically will look at the pricing of the security in which the guarantee provided support for the security and compare it to the price of a similar or hypothetical security without guarantee support.  The difference in pricing will be discounted for time and risk over the period in which the guarantee is expected to remain outstanding.

MANAGEMENT

The overall responsibility for oversight of the Company rests with the Company’s Board. The day-to-day operations of the Company are delegated to TTG Advisers, subject to the supervision of our Board.

The Board currently has seven members. The Board maintains an Audit Committee, a Valuation Committee, a Compensation Committee, and a Nominating/Corporate Governance/Strategy Committee, and may establish additional committees in the future.

The Company is externally managed by TTG Advisers pursuant to the Advisory Agreement. The investment professionals of TTG Advisers collectively have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with the Company’s approach of lending and investing. Because the Company is externally managed, it pays a base management fee and an incentive fee. The Advisory Agreement and fees paid by the Company to TTG Advisers pursuant to the Advisory Agreement are described under “Advisory Agreement” below.

Information regarding the directors and the executive officers of the Company, including brief biographical information, as of July 31, 2017 is set forth below:

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years
Independent Directors

Emilio Dominianni 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 85	Director	1 year/14 years, 2 months

Mr. Dominianni is a retired Partner of, and was Special Counsel to, Coudert Brothers LLP, a law firm. He is currently a director of Stamm International Corporation, Powrmatic Inc., Powrmatic Ltd., SF Ltd and Powrmatic of Canada Ltd., manufacturers and distributors of heating, ventilating, and air conditioning equipment.

				None(1)	See column 4

Phillip F. Goldstein 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 72	Director	1 year/4 years, 7 months

Mr. Goldstein is a principal of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several investment partnerships in the Bulldog Investors group of private funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012; he was also a principal of the general partner of several investment partnerships in the Bulldog Investors group of private funds from 1992-2012; additionally, Mr. Goldstein is a

				None(1)	See column 4

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years

principal of Bulldog Investors, LLC, the investment adviser for Special Opportunities Fund and several private investment funds, since 2009. Mr. Goldstein is (or was previously) a Director of the following closed-end funds: Mexico Equity and Income Fund since 2000; Special Opportunities Fund since 2009; ASA Gold and Precious Metals Ltd. from 2008 to 2013; Korea Equity Fund from

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years

2010-2012; Brantley Capital Corporation from 2001 to 2013; Chairman and Director of Emergent Capital, Inc. (formerly known as Imperial Holdings, Inc.), a specialty finance company, since 2012; and Director of Crossroads Capital, Inc., a business development company, since 2016.

Gerald Hellerman 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 79	Director	1 year/14 years, 2 months

Mr. Hellerman owned and served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, from the firm’s inception in 1993 until it ceased operations in 2013. Mr. Hellerman currently serves as a director and chief compliance officer for The Mexico Equity and Income Fund, Inc. and for Special Opportunities Fund, Inc. Mr. Hellerman currently serves as director and chairman of the audit committee of Emergent Capital, Inc. (formerly known as Imperial Holdings Inc.) and Crossroads Capital, Inc. (formerly BDCA Venture, Inc.). Mr. Hellerman also serves as a Trustee of Fiera Capital Series Trust.   Mr. Hellerman was previously a director of Brantley Capital Corporation and Ironsides Partners Opportunity Offshore Fund Ltd.

				None(1)	See column 4

Robert Knapp Ironsides Partners LLC 100 Summer Street 27th Floor Boston, MA 02108 Age: 50	Director	1 year/14 years, 2 months

Mr. Knapp is the Founder and CIO of Ironsides Partners LLC, a Boston based investment manager specializing in closed-end funds, holding companies, and asset value investing generally. Ironsides and related entities serve as the manager and general partner to various funds and managed accounts for institutional clients. Mr. Knapp serves as a director of Africa Opportunity Partners Ltd. and its related fund vehicles, including the Africa Opportunity Fund Ltd. (LSE: AOF). Mr. Knapp is an independent,

				None(1)	See column 4

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years

non-executive director of Castle Private Equity AG (SWX: CPEN), as well as the Pacific Alliance Asia Opportunity Fund and its related entities and Pacific Alliance Group Asset Management Ltd., based in Hong Kong. Mr. Knapp also serves as a member of the Board of Managers of Veracity Worldwide LLC. In addition to his directorships named above, Mr. Knapp serves as a director of the Massachusetts Eye and Ear Infirmary, and is a Trustee of the Children’s School of Science and the Sea Education Association, both of Woods Hole, MA. Prior to founding Ironsides, Mr. Knapp was a managing director for over ten years with Millennium Partners, based in New York.

William Taylor 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 74	Director	1 year/11 years, 2 months

Mr. Taylor is a Certified Public Accountant and retired Partner of Deloitte & Touche. Mr. Taylor is currently a director of Northern Illinois University Foundation and has served as an Assistant Treasurer since July 2016 (Mr. Taylor was previously the Treasurer from 2007 to 2011), and President and a director of The William & Dian Taylor Foundation. Mr. Taylor was previously a trustee of Writers Theatre. From 1976 through May 2005, Mr. Taylor was a

				None(1)	See column 4

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years
Partner at Deloitte & Touche. From 1997 to 2001, Mr. Taylor was a director of Deloitte & Touche USA and from 1999 to 2003 Mr. Taylor was a director of Deloitte Touche Tohmatsu.

Officer and Interested Directors

Warren Holtsberg(2) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 66	Director	1 year/10 years

Mr. Holtsberg currently serves as Co-Head of Portfolio Management of TTG Advisers, the investment adviser to the Fund. Mr. Holtsberg founded Motorola Ventures, the venture capital and private equity investment arm for Motorola, Inc. where he led the worldwide fund for eight years. He was also Corporate Vice President and Director of Equity Investments at Motorola. Mr. Holtsberg served as a member of the Board of Directors of the Illinois Venture Capital Association until 2014 and as a member of the Board of Sportvision until December 2016. Mr. Holtsberg currently serves as a member of the Board of the Big Shoulders Fund, and Advanced Oilfield Services, a portfolio company of the MVC Private Equity Fund, L.P. Mr. Holtsberg serves as an Emeritus Board Member of the Chicagoland Entrepreneurship Center, the Illinois Emerging Technology Funds and as Chairman of the Board of UI Labs. Previously, Mr. Holtsberg served as a board member of Illinois Ventures, the venture investment arm for the University of Illinois through 2015. Mr. Holtsberg also serves as a director for U.S. Gas & Electric, Inc. and MVC Partners LLC, portfolio companies of the Fund.

				None(1)	See column 4

Michael Tokarz(3) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 67	Director/Principal Executive Officer	1 year/13 years, 6 months	Mr. Tokarz currently serves as Chairman and Portfolio Manager of the Fund and as Manager of the Adviser. Mr. Tokarz is also the Managing Member of The Tokarz	None(1)	See column 4

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years

Group, a private merchant bank, since 2002. In addition, Mr. Tokarz is a principal and investment team member of PPC Enterprises LLC, a registered investment adviser. Prior to this, Mr. Tokarz was a senior General Partner and Administrative Partner at Kohlberg Kravis Roberts & Co., a private equity firm specializing in management buyouts. He also currently serves on the corporate boards of CNO Financial Group, Inc., Walter Investment Management Corp., and Mueller Water Products, Inc. He is Chairman Emeritus and is a member of the Board of the University of Illinois Foundation, and serves on its executive committee, investment policy committee and finance committee. He is also a member of the Board of Managers for Illinois Ventures, LLC and Illinois Emerging Technology Fund LLC. Mr. Tokarz serves as a director for the following portfolio companies of the Fund: Custom Alloy Corporation, MVC Automotive Group GmbH, and MVC Partners LLC.. He also serves as a director of Focus Pointe Global, Gibdock Limited, and Plymouth Rock Energy, LLC, all portfolio companies of MVC Private Equity Fund, L.P. He was previously on the board of Lomonosov, Althleta, Inc., and Apertio Ltd. Additionally, he

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years

was on the boards of Turf Products, LLC, until the asset was converted to debt, Timberland Machines & Irrigation, Inc., Dakota Growers Pasta Company, Harmony Health and Beauty, Inc., Harmony Pharmacy & Health Centers, Inc., Summit Research Labs, Inc. Ohio Medical Corporation, and Huamei Capital Company, formerly portfolio companies of the Fund.

Executive Officers

Scott Schuenke 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 37	Chief Financial Officer	Indefinite term/3 years, 6 months

Mr. Schuenke currently serves as the Chief Financial Officer of the Adviser, in addition to his service as Chief Financial Officer of the Fund. Mr. Schuenke also serves as the CFO of PPC Enterprises, LLC, a registered investment adviser. He previously served as the Chief Compliance Officer to the Fund and the Adviser. Prior to joining the Fund in June 2004, Mr. Schuenke served as a compliance officer with U.S. Bancorp Fund Services, LLC, from 2002 until he joined the Fund in 2004. Mr. Schuenke also served as the secretary of The Mexico Equity & Income Fund, Inc. and assistant secretary of Tortoise Energy Infrastructure Corporation during his tenure at U.S. Bancorp Fund Services, LLC. He previously served on the Boards of NPWT Corporation when it was a portfolio company of the Fund, and Vestal Manufacturing Enterprises, Inc. through 2015. Mr. Schuenke is a Certified Public Accountant.

				N/A	N/A

Kevin Byrne 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 57	Chief Compliance Officer	Indefinite/2 years, 4 months

Mr. Byrne currently serves as Chief Compliance Officer of the Adviser, in addition to his service as Chief Compliance Officer of the Fund. He also currently serves as Financial, Administrative and Compliance Consultant/Member at Fisher Capital Corp, LLC and as Deputy Chief

				N/A	N/A

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years
Compliance Officer for PPC Enterprises, LLC. He previously served as a Compliance Consultant to the Adviser from November 2013 to December 2014.

Jaclyn Rothchild 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 38	Vice President/ Secretary	Indefinite term/12 years, 5 months; Indefinite term/13 years, 3 months

Ms. Rothchild currently serves as Vice President and Secretary of the Adviser, in addition to her service as Vice President and Secretary of the Fund. Prior to joining the Fund in June 2002, she was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former investment sub-adviser to the Fund, and an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), a commercial real estate company. Ms. Rothchild serves as Vice President and Chief Operating Officer of Eleventh Street Partners, Inc. Ms. Rothchild serves on the Board of MVC Partners LLC, a portfolio company of the Fund. Ms. Rothchild was formerly an Advisory Board member of Forward Health.

				N/A	N/A

(1)         Other than the Fund.

(2)         Mr. Holtsberg is an “interested person,” as defined in the 1940 Act, of the Fund (an “Interested Director”) because of his employment with the Adviser.

(3)         Mr. Tokarz is an Interested Director because he serves as an officer of the Fund.

Board Meetings and Committees

The Board currently has an Audit Committee, a Valuation Committee, a Nominating/Corporate Governance/Strategy Committee and a Compensation Committee.

The current members of the Audit Committee are Messrs. Dominianni, Hellerman and Taylor, each of whom is an independent audit committee member, as defined in Sections 303A.02 of the NYSE’s listing standards, and an Independent Director. Mr. Hellerman is the Chairman of the Audit Committee. The Audit Committee’s primary purposes are:

•                  oversight responsibility with respect to: (a) the adequacy of the Company’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Company’s financial statements and the independent audit thereof; (c) the adequacy of the Company’s overall system of internal controls and risk management processes (to the extent not separately evaluated and monitored by the full Board), as appropriate, the internal controls of certain service providers; (d) the Company’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Company’s independent auditors; and (f) the Company’s internal audit function, if any; and

•                  oversight of the preparation of any report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement with respect to the election of directors.

The most recent fiscal year of the Company ended on October 31, 2016. During that fiscal year, the Audit Committee held seven (7)  meetings. The Board has adopted a written charter for the Audit Committee, a copy of which is currently available on the Company’s website at http://www.mvccapital.com.

During the fiscal year ended October 31, 2016, the Board held  six (6) meetings. During the last fiscal year, each of the Directors then serving attended 100% of the aggregate number of meetings of the Board. Each of the Directors then serving attended 100% of the aggregate number of meetings of any committee of the Board on which such Director served. Currently, a majority of the Directors are not “interested persons”, as defined in the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Directors”). Mr. Knapp has been appointed by the Independent Directors to serve as the “Lead” Independent Director and, in that role, serves as the Presiding Director over executive sessions of non-management directors. Mr. Tokarz, the Portfolio Manager and principal executive officer of the Fund and the Adviser, serves as Chairman of the Board. Although he is an Interested Director ( i.e. , not independent), the Board believes that by having the principal executive serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Directors have adequate opportunity to serve as an independent, effective check on management and protect stockholders’ interests. Furthermore, as described below, the Board has three committees performing critical functions for the Fund’s governance and operations: the Audit, Valuation and Nominating/Corporate Governance/Strategy Committees and all three are comprised exclusively of Independent Directors.

The Valuation Committee, the principal purpose of which is to determine the fair values of securities in the Company’s portfolio for which market quotations are not readily available, is currently comprised of Messrs. Dominianni, Hellerman and Knapp. Mr. Knapp is the Chairman of the Valuation Committee. The Valuation Committee held  six (6)  meetings during the fiscal year ended October 31, 2016.

The Nominating/Corporate Governance/Strategy Committee (the “Nominating Committee”), the principal purposes of which are to consider and nominate persons to serve as Independent Directors and oversee the composition and governance of the Board and its committees and to provide strategic direction with respect to the Company, is currently comprised of Messrs. Dominianni, Goldstein, Hellerman, Knapp and Taylor, each of whom is an Independent Director. Mr. Dominianni is the Chairman of the Nominating Committee. The Nominating Committee was established in January 2004. The Board has adopted a written charter for the Nominating Committee, a copy of which is available on the Company’s website at http://www.mvccapital.com. The Nominating

Committee held one (1) meetings during the fiscal year ended October 31, 2016. Mr. Goldstein joined the Nominating Committee in October of 2012.

The Nominating Committee considers director candidates nominated by shareholders in accordance with procedures set forth in the Company’s By-Laws. The Company’s By-Laws provide that nominations may be made by any shareholder of record of the Company entitled to vote for the election of directors at a meeting, provided that such nominations are made pursuant to timely notice in writing to the Secretary. The Nominating Committee then determines the eligibility of any nominated candidate based on criteria described below. To be timely, a shareholder’s notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the scheduled date of a meeting. A shareholder’s notice to the Secretary shall set forth: (a) as to each shareholder-proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class, series and number of shares of capital stock of the Company that are owned beneficially by the nominee, (iv) a statement as to the nominee’s citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the 1934 Act, and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving the notice, (i) the name and record address of the shareholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the shareholder. The Company or the Nominating Committee may require a shareholder who proposes a nominee to furnish any such other information as may reasonably be required by the Company to determine the eligibility of the proposed nominee to serve as director of the Company. In addition, the Nominating Committee considers potential director candidates with input from various sources, which may include: current Directors, members of the management team, or an outside search firm. The Nominating Committee seeks to identify candidates that possess, in its view, strong character, judgment, business experience and acumen. As a minimum requirement, any eligible candidate who is not proposed to serve as an Interested Director (i.e., a candidate who is not employed or proposed to be employed by the Company or TTG Advisers) must not be an “interested person” (as defined by the 1940 Act) of the Company. The Nominating Committee also considers, among other factors, certain other relationships (beyond those delineated in the 1940 Act) that might impair the independence of a proposed Director. Although the Board does not have a formal diversity policy, it endeavors to comprise itself of members with a variety of professional backgrounds.

In determining to select each of the Directors, the Nominating Committee and the Board considered a variety of factors, including each of the Directors’ performance as current Directors and their professional background and experience. The Board noted the Directors’ collective knowledge and experience in financial services, legal and financial analysis, corporate finance, asset management, portfolio management and accounting, all of which strengthen the Board’s collective qualifications. The Nominating Committee members considered that Messrs. Tokarz and Holtsberg are not Independent Directors but recognized that they represent TTG Advisers, and, as such, help foster the Board’s direct access to information regarding TTG Advisers, which is the Company’s most significant service provider.

The Compensation Committee, the principal purpose of which is to oversee the compensation of the Independent Directors, is currently comprised of Messrs. Hellerman and Knapp. Mr. Hellerman is the Chairman of the Compensation Committee. The Compensation Committee was established in March 2003. The Compensation Committee held one (1) meeting during the fiscal year ended October 31, 2016. The Board has adopted a written charter for the Compensation Committee, a copy of which is available on the Company’s website at http://www.mvccapital.com.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Director and Executive Officer Compensation

The Company’s officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. Services necessary for its business are provided by individuals who are employees of TTG Advisers, and the Company’s administrator, U.S. Bancorp Fund Services, LLC (the “Administrator”), pursuant to the terms of the Company’s investment advisory and management agreement (the “Advisory Agreement”) and administration agreement. Each of the Company’s executive officers is an employee of TTG Advisers. The Company’s day-to-day investment operations are managed by TTG Advisers.

The following table sets forth compensation paid by the Company in all capacities during the fiscal year ended October 31, 2016 to all of our Directors. Our Directors have been divided into two groups — Interested Directors and Independent Directors. The Interested Directors are “interested persons,” as defined in the 1940 Act, of the Company. No compensation is paid to the Interested Directors. (The Company is not part of any Fund Complex.) No information has been provided with respect to executive officers of the Company because the Company’s executive officers do not receive any direct compensation from the Company.

Name of Person, Position	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation (1)	Total
Interested Directors
Warren Holtsberg, Director	None	None	None	None
Michael Tokarz, Chairman and Portfolio Manager	None	None	None	None

Independent Directors
Emilio Dominianni, Director	$80,000	None	None	$80,000
Phillip Goldstein, Director	$70,000	None	None	$70,000
Gerald Hellerman, Director	$90,000	None	None	$90,000
Robert Knapp, Director	$90,000	None	None	$90,000
William Taylor, Director	$70,000	None	None	$70,000

(1)         Directors do not receive any pension or retirement benefits from the Company.

Effective May 1, 2014, the fees payable to Independent Directors and the fees payable to the Chairman of the Audit Committee, Valuation Committee, and Nominating Committee are as follows: Each Independent Director is paid an annual retainer of $70,000 ($80,000 for the Chairman of the Audit Committee and the non-Chairman members of the Valuation Committee and $90,000 for the Chairman of the Valuation Committee) for up to five in-person Board meetings and committee meetings per year. In the event that more than five in-person Board meetings and committee meetings occur, each Director will be paid an additional $1,000 for an in-person meeting. Each Independent Director is also reimbursed by the Company for reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Company.

Director Equity Ownership

The following table sets forth, as of December 31, 2016, with respect to each Director, certain information regarding the dollar range of equity securities beneficially owned in the Company. The Company does not belong to a family of investment companies.

(1) Name of Director	(2) Dollar Range of Equity Securities in the Company	(3) Aggregate Dollar Range of Equity Securities of All Funds Overseen or to be Overseen by Director in Family of Investment Companies
Independent Directors
Emilio Dominianni	Over $100,000	Over $100,000
Phillip Goldstein	Over $100,000	Over $100,000
Gerald Hellerman	Over $100,000	Over $100,000
Robert Knapp	Over $100,000	Over $100,000
William Taylor	Over $100,000	Over $100,000
Interested Directors
Warren Holtsberg (1)	$50,000-$100,000	$50,000-$100,000
Michael Tokarz (2)	Over $100,000	Over $100,000

(1)         Mr. Holtsberg is an Interested Director of the Company because of his employment with TTG Advisers.

(2)         Mr. Tokarz is an Interested Director of the Company because he serves as an officer of the Company and controls TTG Advisers.

ADVISORY AGREEMENT

Under the terms of the Advisory Agreement, TTG Advisers determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies), closes and monitors the investments we make, determines the securities and other assets that we purchase, retain or sell and oversees the administration, recordkeeping and compliance functions of the Company and/or third parties performing such functions for the Company. TTG Advisers’ services under the Advisory Agreement are not exclusive, and it may furnish similar services to other entities.

Pursuant to the Advisory Agreement, the Company pays TTG Advisers a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2% of our total assets (excluding: (i) cash, (ii) the value of any investment in a third-party vehicle covered by a separate agreement, and (iii) the value of any investment by the Company not made in a portfolio company (“Non-Eligible Assets”) but including assets purchased with borrowed funds that are invested in portfolio companies) (the “Base Management Fee”). The Base Management Fee is payable quarterly in arrears. The Base Management Fee is calculated based on the value of our total assets (excluding Non-Eligible Assets, but including assets purchased with borrowed funds that are invested in portfolio companies) at the end of the most recently completed fiscal quarter. Base Management Fees for any partial month or quarter will be appropriately prorated. Because the Base Management Fee payable is based on total assets, TTG Advisers may have an incentive to increase portfolio leverage in order to earn higher Base Management Fees. TTG Advisers agreed to waive a portion of the base management fee so that it is reduced to 1.50% for fiscal years 2016 and 2017.

The incentive fee is comprised of the following two parts:

The income portion of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net operating income. Pre-incentive fee net operating income means interest income, dividend income and any other income (including any other fees paid to the Company and MVCFS, such as directors’, commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus the Company’s and MVCFS’ operating expenses for the quarter (including the Base Management Fee and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee (whether paid or accrued)). Pre-incentive fee net operating income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. TTG Advisers is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Pre-incentive fee net operating income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net operating income in excess of the hurdle amounts (explained below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

In calculating the income portion of the incentive fee (the “Income Incentive Fee”) pre-incentive fee net operating income, at the end of the immediately preceding fiscal quarter, will be compared to two “hurdle amounts”: 1.75% of the Company’s net assets (defined as total assets less total liabilities) (“Lower Hurdle Amount”) and 2.1875% of the Company’s net assets (“Higher Hurdle Amount”). The Company would pay the TTG Advisers the Income Incentive Fee with respect to the Company’s pre-incentive fee net operating income in each fiscal quarter as follows:

•                  no Income Incentive Fee in any fiscal quarter in which our pre-incentive fee net operating income does not exceed the Lower Hurdle Amount;

•                  100% of our pre-incentive fee net operating income with respect to that portion of such pre-incentive fee net operating income, if any, that exceeds the Lower Hurdle Amount but is less than the Higher Hurdle Amount in any fiscal quarter; and

•                  20% of the amount of our pre-incentive fee net operating income, if any, that exceeds the Higher Hurdle Amount in any fiscal quarter.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), commencing with the fiscal year ended on October 31, 2009, and equals 20% of: (i) the Company’s cumulative aggregate net realized capital gains, during such fiscal year, on the Company’s investments made after November 1, 2003 (the “Company’s New Portfolio”) (exclusive of any realized gains on an investment in a third-party vehicle covered by a separate agreement or that are subject to an SPV Incentive Allocation, as defined below); minus (ii) the cumulative aggregate unrealized capital depreciation of the Company’s New Portfolio calculated from November 1, 2003. If the Capital Gains Fee is positive at the end of such year, then the aggregate amount of Capital Gains Fees paid in all prior years shall be subtracted from the Capital Gains Fee for such year. For purposes of this calculation, neither the Company’s contribution of an investment to a wholly-owned subsidiary nor the Company’s distribution of an investment to the Company’s stockholders shall be deemed to be a realization event.

In addition, the Company has authorized TTG Advisers to create or arrange for the creation of one or more special purpose vehicles for which it may serve as the general partner or managing member for purposes of making investments on behalf of the Company (each, an “SPV”). It is proposed that TTG Advisers, in its role as the general partner or managing member of an SPV, receive an incentive allocation equal to 20% of the net profits of the SPV (the “SPV Incentive Allocation”). In no event would any SPV Incentive Allocation received by TTG Advisers cause the total compensation received by TTG Advisers under the Advisory Agreement to exceed the limits imposed by the Investment Advisers Act of 1940, as amended.

Notwithstanding the foregoing, in no event shall the sum of the Capital Gains Fee and the SPV Incentive Allocation, if any, for any fiscal year exceed: (i) 20% of (a) the Company’s cumulative aggregate realized capital gains on the Company’s investments (the “Company’s Total Portfolio”) (including any realized gains attributable to an SPV Incentive Allocation), minus (b) the sum of the Company’s cumulative aggregate realized capital losses on, and aggregate unrealized capital depreciation of, the Company’s Total Portfolio; minus (ii) the aggregate amount of Capital Gains Fees paid and the value of SPV Incentive Allocations made in all prior years (the “Cap”). For purposes of calculating the Cap: (i) the initial value of any investment held by the Company on November 1, 2003 shall equal the fair value of such investment on November 1, 2003; and (ii) the initial value of any investment made by the Company after November 1, 2003 shall equal the accreted or amortized cost basis of such investment. Furthermore, in the event that the Capital Gains Fee for any fiscal year exceeds the Cap (“Uncollected Capital Gains Fees”), all or a portion of such amount shall be accrued and payable to TTG Advisers following any subsequent fiscal year in which the Advisory Agreement is in effect, but only to the extent the Capital Gains Fee, plus the amount of Uncollected Capital Gains Fees, each calculated as of the end of such subsequent fiscal year, do not exceed the Cap. Any remaining Uncollected Capital Gains Fees shall be paid following subsequent fiscal years in accordance with the same process, provided the Advisory Agreement is in effect during such fiscal year.

In addition, for the 2016 fiscal year, the Adviser voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse the Adviser under the Advisory Agreement (the “Voluntary Waiver”). For the fiscal year through October 31, 2016, the Adviser waived $150,000 in expenses under the Voluntary Waiver.

For each of the last three fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014, TTG Advisers accrued $7,589,841, $7,845,198, and $8,681,175 in management fees from the Company.

Examples of Incentive Fee Calculations

Example 1: Income Related Portion of Incentive Fee(1):

Assumptions

•                  Hurdle rate(2) = 1.75%

•                  Management fee(3) = 2.00%

•                  Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = maximum value of 3.5% of the Company’s average net asset value including management fee

Alternative 1

Additional Assumptions

•                  Operating income (including interest, dividends, fees, etc.) = 4.00%

•                  Pre-incentive fee net operating income
(operating income - (management fee + other expenses)) = .075%

Pre-incentive fee net operating income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•                  Operating income (including interest, dividends, fees, etc.) = 5.25%

•                  Pre-incentive fee net operating income
(operating income - (management fee + other expenses)) = 2.00%

Pre-incentive fee net operating income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee

= 100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net operating income - 2.1875%)

= (100% × (2.00% - 1.75%)) + 0%

= 0.25%

Alternative 3

Additional Assumptions

•                  Operating income (including interest, dividends, fees, etc.) = 6.00%

•                  Pre-incentive fee net operating income
(operating income - (management fee + other expenses)) = 2.75%

Pre-incentive fee net operating income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee

= 100% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net operating income -2.1875%)

= (100% × (2.1875% - 1.75%)) + (20% × (2.75% - 2.1875%))

= 0.4375% + (20% × 0.5625%)

= 0.4375% + 0.1125%

= 0.55%

(1)         The hypothetical amount of pre-incentive fee net operating income shown is based on a percentage of total net assets.

(2)         Represents 1.75% annualized hurdle rate.

(3)         Represents 2.00% annualized management fee.

(4)         Excludes offering expenses.

Example 2: Capital Gains Portion of Incentive Fee

Assumptions

Year 1:

$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $10 million investment in Company C (“Investment C”).

Year 2:

Investment A is sold for $50 million, fair market value (“FMV”) of Investment B is $32 million and FMV of Investment C is $5 million.

Year 3:

FMV of Investment B is $32 million and FMV of Investment C is $0.

Year 4:

Investment B is sold for $50 million and FMV of Investment C is $0.

Calculation of Capital Gains Fee (20% of: cumulative aggregate net realized capital gains on the Fund’s investments made after November 1, 2003 (the “Fund’s New Portfolio”) minus the cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio calculated from November 1, 2003) If the Capital Gains Fee is positive at the end of a year, then the aggregate amount of the Capital Gains Fee paid in all prior years shall be subtracted from the Capital Gains Fee.

Year 1

20% of: ($0 cumulative aggregate realized capital gains on the Fund’s New Portfolio minus $0 cumulative aggregate realized losses on the Fund’s New Portfolio) minus ($0 cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio) = $0

Year 2

20% of: ($30 million cumulative aggregate realized capital gains on the Fund’s New Portfolio minus $0 cumulative aggregate realized losses on the Fund’s New Portfolio) minus ($5 million cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio) = $5 million

Year 3

(i) 20% of: ($30 million cumulative aggregate realized capital gains on the Fund’s New Portfolio minus $0 cumulative aggregate realized losses on the Fund’s New Portfolio) minus ($10 million cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio) less (ii) $5 million capital gains fee received in Year 2 = $0

Year 4

(i) 20% of: ($50 million cumulative aggregate realized capital gains on the Fund’s New Portfolio minus $0 cumulative aggregate realized losses on the Fund’s New Portfolio) minus ($10 million cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio) less (ii) $5 million capital gains fee received in Year 2 = $3 million

Payment of our expenses

Pursuant to the Advisory Agreement, all investment professionals of TTG Advisers and its staff, when and to the extent engaged in providing services required to be provided by TTG Advisers under the Advisory

Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by TTG Advisers and not by the Company, except that costs or expenses relating to the following items are borne by the Company: (i) the cost and expenses of any independent valuation firm; (ii) expenses incurred by TTG Advisers payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on its prospective portfolio companies, provided, however, the retention by TTG Advisers of any third party to perform such services shall require the advance approval of the Board (which approval shall not be unreasonably withheld) if the fees for such services are expected to exceed $30,000; once the third party is approved, any expenditure to such third party will not require additional approval from the Board; (iii) interest payable on debt and other direct borrowing costs, if any, incurred to finance the Company’s investments or to maintain its tax status; (iv) offerings of the Company’s common stock and other securities; (v) investment advisory and management fees; (vi) fees and payments due under any administration agreement between the Company and its administrator; (vii) transfer agent and custodial fees; (viii) federal and state registration fees; (ix) all costs of registration and listing the Company’s shares on any securities exchange; (x) federal, state and local taxes; (xi) Independent Directors’ fees and expenses; (xii) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC); (xiii) costs of any reports, proxy statements or other notices to stockholders, including printing and mailing costs; (xiv) the cost of the Company’s fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (xv) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, independent auditors and outside legal costs; (xvi) the costs and expenses associated with the establishment of an SPV; (xvii) the allocable portion of the cost (excluding office space) of the Company’s Chief Financial Officer, Chief Compliance Officer and Secretary in an amount not to exceed $200,000, per year, in the aggregate; (xviii) subject to a cap of $150,000 in any fiscal year of the Company, fifty percent of the unreimbursed travel and other related (e.g., meals) out-of-pocket expenses (subject to item (ii) above) incurred by TTG Advisers in sourcing investments for the Company; provided that, if the investment is sourced for multiple clients of TTG Advisers, then the Company shall only reimburse fifty percent of its allocable pro rata portion of such expenses; and (xix) all other expenses incurred by the Company in connection with administering the Company’s business (including travel and other out-of-pocket expenses (subject to item (ii) above) incurred in providing significant managerial assistance to a portfolio company). Notwithstanding the foregoing, absent the consent of the Board, any fees or income earned, on the Company’s behalf, by any officer, director, employee or agent of TTG Advisers in connection with the monitoring or closing of an investment or disposition by the Company or for providing managerial assistance to a portfolio company (which includes, for example, service on the board of directors of a portfolio company but does not include TTG Advisers’ furnishing of portfolio management or other management services to a third-party vehicle) shall inure to the Company.

The Expense Cap

In addition, for fiscal year 2017, TTG Advisers has voluntarily agreed to extend the expense cap (which was in effect during the 2009 through 2016 fiscal years) to absorb or reimburse operating expenses of the Company (promptly following the completion of such year), to the extent necessary to limit the Company’s Expense Ratio for such year to 3.25% (the “Expense Cap”). For purposes of this paragraph, the Company’s “Expense Ratio” is calculated as of October 31 of any such year in which an expense cap applies and means: (i) the consolidated expenses of the Company (which expenses include any amounts payable to TTG Advisers under the Base Management Fee, but exclude the amount of any interest, taxes, incentive compensation, amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers, and extraordinary expenses (including, but not limited to, any legal claims and liabilities and litigation costs and any indemnification related thereto, and the costs of any spin-off or other similar type transaction contemplated by the Advisory Agreement)), as a percentage of (ii) the total assets of the Company less cash during such fiscal year as set forth in the Company’s financial statements contained in the Company’s annual report on Form 10-K.

In addition, for the 2010 through 2016 fiscal years, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement. TTG Advisers has also voluntarily agreed that any assets of the Company that were invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.

Indemnification

The Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, TTG Advisers, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of TTG Advisers’ services under the Advisory Agreement or otherwise as an investment adviser of the Company. In addition, TTG Advisers has agreed to indemnify the Company for losses or damages arising out of the willful misfeasance, bad faith or gross negligence in the performance of an Indemnified Party’s duties or by reason of the reckless disregard of its duties and obligations under the Advisory Agreement.

The Opportunities to Manage Other Entities

We may also seek to achieve our investment objective by establishing a subsidiary or subsidiaries that would serve as general partner to, or investor in, a private equity or other investment fund(s). In fact, during fiscal year 2006, we established MVC Partners for this purpose. Furthermore, the Board of Directors authorized the establishment of the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the GP and which may raise up to $250 million. On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund. The PE Fund closed on approximately $104 million of capital commitments. The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to make Non-Diversified Investments through the PE Fund. For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund. Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund. In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees and any carried interest generated by the PE Fund and its portfolio companies. Given this separate arrangement with the GP and the PE Fund, under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund. Please see Note 2 of our consolidated financial statements “Consolidation” for more information.

As a result of the closing of the PE Fund, consistent with the Board-approved policy concerning the allocation of investment opportunities, the PE Fund received a priority allocation of all private equity investments that would otherwise be Non-Diversified Investments for the Company during the PE Fund’s investment period that ended on October 28, 2014. Additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund. As portfolio manager of the PE Fund, TTG Advisers accrued $319,183, $160,218 and $354,298 in fees and carry in respect of its service to the PE Fund in 2014, 2015 and 2016, respectively.

Further, Mr. Tokarz is a co-founder of PPC, a registered investment adviser that provides advisory services to Series A of the PPC Fund.  As a result of this relationship and pursuant to a shared services arrangement with PPC, certain of PPC’s principals and other PPC investment professionals may make themselves available, from time to time, to consult with TTG Advisers on investment matters relating to MVC or the PE Fund.  In this connection, certain employees of PPC are “associated persons” of TTG Advisers when providing certain services on behalf of TTG Advisers and, in this capacity, are subject to its oversight and supervision.  Likewise, TTG Advisers makes available to PPC certain investment professionals that are employed by TTG Advisers to provide services for PPC and the PPC Fund. The foregoing raises a potential conflict of interest with respect to allocation of investment opportunities to us, on the one hand and to the PPC Fund on the other hand.  The Board and TTG Advisers have adopted an allocation policy (described above) to help mitigate potential conflicts of interest among us and Other Vehicles.  For more information, see “About MVC Capital- Allocation of Investment Opportunities” above.

Additionally, in pursuit of our objective, we may acquire a portfolio of existing private equity or debt investments held by financial institutions or other investment funds should such opportunities arise.

Principal Executive Officers

The following individuals are the principal executive officers of TTG Advisers. The principal business address of each such person is c/o The Tokarz Group Advisers LLC, at 287 Bowman Avenue, 2nd Floor, Purchase, NY 10577. The principal occupations of the following individuals are set forth under “Management” above.

Name	Position
Michael Tokarz	Manager
Warren Holtsberg	Co-Head of Portfolio Management/Managing Director
Scott Schuenke	Chief Financial Officer
Kevin Byrne	Chief Compliance Officer
Jaclyn Shapiro-Rothchild	Vice President and Secretary

Duration and Termination of Agreement

The Advisory Agreement was last renewed by the Independent Directors on October 28, 2016. The continuance of the Advisory Agreement must be specifically approved at least annually by: (i) the vote of the Board, or by the vote of stockholders holding a majority of the outstanding voting securities of the Company; and (ii) the vote of a majority of the Company’s directors who are not parties to the Advisory Agreement and are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of either the Company or TTG Advisers, in accordance with the requirements of the 1940 Act. The Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by: (i) TTG Advisers in the event (a) a majority of the current Independent Directors cease to serve as Directors of the Company or (b) the Company undergoes a change in “control” (as such term is defined by Section 2(a)(9) of the 1940 Act) not caused by TTG Advisers; (ii) TTG Advisers, following the initial two year term of the Advisory Agreement; (iii) by the vote of the stockholders holding a “majority of the outstanding voting securities” of the Company (as such term is defined by Section 2(a)(42) of the 1940 Act); or (iv) by the action of the Company’s Directors. Furthermore, the Advisory Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15 (a)(4) of the 1940 Act).

Mr. Tokarz’s Commitment to the Company

TTG Advisers has entered into an agreement with Mr. Tokarz pursuant to which Mr. Tokarz agreed to serve as the portfolio manager primarily responsible for the day-to-day management of the Company’s portfolio. In addition, the Company and TTG Advisers have acknowledged that Mr. Tokarz is the current Portfolio Manager of the Company and TTG Advisers has covenanted that throughout the term of the Advisory Agreement it will not undertake any action that would cause Mr. Tokarz to cease to serve as the Company’s primary Portfolio Manager, including, without limitation, transferring any controlling interest in TTG Advisers to another entity or person.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of September 1, 2017, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of September 1, 2017, information with respect to the beneficial ownership of our common stock by the shareholders who own more than 5% of our outstanding shares of common stock, and our current Directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon publicly available filings with the SEC.

Shareholder Name and Address	Amount of Shares Owned		Percentage of Fund Held
Wynnefield Partners Small Cap Value, L.P. I 450 7th Avenue, Suite 509 New York, NY 10123	1,870,000	(1)	8.86%

Leon G. Cooperman St. Andrew’s Country Club 7118 Melrose Castle Lane Boca Raton, FL 33496	1,648,211	(2)	7.81%

Royce & Associates LP 745 Fifth Avenue New York, NY 10151	1,189,400	(3)	5.63%

West Family Investments Inc. 1603 Orrington Avenue Suite 810 Evanston, IL 60201	1,084,013	(4)	5.13%

Interested Directors
Warren Holtsberg	7,000		*
Michael Tokarz	931,042.57		4.41%

Independent Directors
Emilio Dominianni			*
Phillip Goldstein	989,455	**	4.69%
Gerald Hellerman	63,000		*
Robert Knapp	368,746		1.75%
William Taylor			*

Executive Officers
Scott Schuenke			*
Jaclyn Shapiro-Rothchild	3,360.51		*
Kevin Byrne	0.0		*
All directors and executive officers as a group (11 in total)***			%
	8,154,228

(1) Based on information contained in the Form 13D filed with the SEC on May 1, 2017.

(2) Based on information contained in the Schedule 13G filed with the Commission on February 14, 2017.

(3) Based on information contained in the Schedule 13F filed with the Commission on May 11, 2017.

(4) Based on information contained in the Schedule 13F filed with the Commission on August 3, 2017.

*     Less than 1%.

**  989,455 of these shares are owned by private investment funds managed by Bulldog Investors, LLC. Mr. Goldstein is a principal of Bulldog Investors and a limited partner in certain of the funds. Mr. Goldstein disclaims all beneficial ownership in these shares to the extent such ownership exceeds his pecuniary interest therein. For purposes of calculating the percentages set forth in the table, however, all of Mr. Goldstein’s 989,455 shares have been counted as being beneficially owned. Based on information provided by Bulldog Investors, LLC.

***Unless indicated by footnote above, none of the Directors or Executive Officers’ Shares are pledged as security.

FEDERAL INCOME TAX MATTERS

This summary of certain aspects of the federal income tax treatment of the Company and its shareholders is based upon the Code, judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in shares of our common stock.

You should consult your own tax adviser with respect to the tax considerations applicable to the holding of shares of our common stock. This discussion does not address all aspects of federal income taxation relevant to holders of our common stock in light of their personal circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers. This discussion does not address any aspects of foreign, state or local tax laws. The Company is actively managed and its investment strategies may be employed without regard to the tax consequences of the Company’s transactions to the Company’s shareholders.

We intend to continue to qualify for treatment as a RIC under Subchapter M of the Code and for the favorable tax treatment accorded RICs. In order to permit us to deduct from our taxable income dividends we distribute to our shareholders, in addition to meeting other requirements, we must distribute for each taxable year at least 90% of (i) our investment company taxable income (consisting generally of net investment income from interest and dividends and net realized short term capital gains) and (ii) our net tax-exempt interest income, if any. We must also meet several additional requirements, including:

•                  At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of stock, securities or foreign currencies, other income derived with respect to our business of investing in such stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (generally, a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC),

•                  As diversification requirements, as of the close of each quarter of our taxable year:

•                  at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other RICs and other securities to the extent that (1) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (2) such other securities of any one issuer do not represent more than 5% of our total assets, and

•                  no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other RICs), of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses, or of one or more qualified publicly traded partnerships.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on our ordinary income and realized capital gains (including gains realized on the distribution of appreciated property) at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction and individual distributees would qualify for the reduced tax rates applicable to “qualified dividends” under the Code. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a gain realized from the sale or exchange of property. If the Company fails to meet the requirements of Subchapter M for more than two consecutive taxable years and then seeks to requalify under Subchapter M, it may be required to recognize gain to the extent of any unrealized appreciation on its assets. In that case, any gain recognized by the Company likely would be distributed to shareholders as a taxable distribution.

Based on the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Certain portfolio companies have appreciated to levels where the Company appears to exceed the thresholds in Section 851(b)(3) of the Code. However, in accordance with Section 851, because the thresholds were exceeded due to market appreciation of the assets, and not due either wholly or in part to an acquisition, the Company relies on the market value exception described in Section 851(d)(1) of the Code to maintain its Subchapter M status. As disclosed in the “Risk Factors” section of the prospectus, compliance with the RIC asset diversification requirements may restrict the Company from making certain investments.

If we qualify as a RIC and distribute to shareholders each year in a timely manner the sum of (i) at least 90% of our “investment company taxable income” as defined in the Code and (ii) at least 90% of our net tax-exempt interest income, if any, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to shareholders. In addition, if we distribute in a timely manner the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any untaxed income or gains not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs. We will be subject to regular corporate income tax (currently at rates up to 35%) on any undistributed net investment income and any undistributed net capital gain. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our shareholders in the same proportion that dividends (other than capital gain dividends) paid to each shareholder bear to our taxable income determined without regard to the dividends paid deduction.

The Company’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carry forwards. On October 31, 2016, the Company had a net capital loss carry forward of approximately $50.2 million which has no expiration date. To the extent future capital gains are offset by capital loss carry forwards, such gains need not be distributed.

If we acquire debt obligations that were originally issued at a discount, or that bear interest at rates that are not fixed (or are not certain “qualified variable rates”) or that is not payable, or payable at regular intervals over the life of the obligation, we will be required to include in taxable income each year a portion of the “original issue discount” that accrues over the life of the obligation, regardless of whether the income is received by us, and may be required to make distributions in order to continue to qualify for favorable RIC tax treatment or to avoid the 4% federal excise tax on certain undistributed income. In this event, we may be required to sell temporary investments or other assets to meet the distribution requirements.

The Company may invest a portion of its assets in a wholly-owned foreign subsidiary (the “Subsidiary”), which may be classified as a corporation for U.S. federal tax purposes. Foreign corporations will generally not be subject to U.S. federal income tax unless they are deemed to be engaged in a United States trade or business. Even if not engaged in a United States trade or business, foreign corporations will generally be subject to a withholding tax at a rate of 30% on United States source income that is not effectively connected with a United States trade or business.

If the Subsidiary is treated as a controlled foreign corporation, and the Company is treated as a “U.S. Shareholder” of the Subsidiary, the Company will be required to include in its gross income all of the Subsidiary’s “subpart F income.” “Subpart F income” is generally treated as ordinary income. If a net loss is realized by such Subsidiary, such loss generally is not available to offset the income of the Company. The recognition by the Company of the Subsidiary’s “subpart F income” will increase the Company’s tax basis in the Subsidiary. Distributions by such Subsidiary to the Company will not be taxable to the extent of its previously undistributed “subpart F income,” and will reduce the Company’s tax basis in the Subsidiary.

As a RIC, the Company must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under Subchapter M of the Code. Commodity-linked investments generate income that is not “qualifying income” for purposes of meeting this 90% test. Although the Internal Revenue Service (the “IRS”) previously has issued a number of private letter rulings (“PLRs”) that indicate that certain income from a RIC’s investment in a controlled foreign corporation will constitute “qualifying income” for purposes of Subchapter M of the Code, under proposed regulation such income will be considered “qualifying income” only to the extent it is timely distributed by the Subsidiary to the Company.

For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to shareholders attributable to our ordinary income (including dividends, interest and original issue discount) and net realized short term capital gains generally will be taxable as ordinary income to shareholders to the extent of our current or accumulated earnings and profits, except to the extent the we receive “qualified dividends” and designate such amounts for individual shareholders as “qualified dividends”. The lower tax rate for “qualified dividends” will apply only if the individual shareholder holds shares in the Company, and the Company holds shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Company, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, an individual shareholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Corporate shareholders are generally eligible for the 70% dividends-received deduction with respect to ordinary income (but not capital gain) dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Company, and the Company holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Company, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, a corporate shareholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Company, or the Company’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.

Distributions in excess of our earnings and profits will first be treated as a return of capital which reduces the shareholder’s adjusted basis in shares of our common stock and then as gain from the sale of shares of our common stock. Distributions of our net realized long-term capital gains (designated by us as capital gain dividends) will be taxable to shareholders as long-term capital gains regardless of the shareholder’s holding period in our common stock.

Any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the shareholders on December 31 of the year in which it was declared. In addition, we may elect to relate a dividend back to the prior taxable year if we (i) declare such dividend prior to the due date (including extensions) for filing our return for that taxable year, (ii) make the election in that return, and (iii) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a shareholder will be treated as receiving a dividend in the taxable year in which the distribution is made (subject to the October, November, December rule described above).

To the extent that we retain any capital gains, we may designate them as “deemed distributions” and pay a tax thereon. In that event, the shareholders must report their share of retained realized long-term capital gains on their tax returns as if the share had been received, and may report a credit on such returns for the tax paid thereon by us. The amount of the deemed distribution net of such tax is then added to the shareholder’s cost basis in our common stock. Since we expect to pay tax on capital gains at regular corporate tax rates and the maximum rate payable by individuals on such gains can currently be as low as 15%, the amount of credit that individual shareholders may report is expected to exceed the amount of tax that they would be required to pay on the deemed distributions. Shareholders who are not subject to federal income tax or are unable to utilize fully the tax credit attributable to the deemed distribution should be able to file a return on the appropriate form and claim a refund for the excess credit.

The maximum rate for ordinary income for individuals is 39.6%, and the maximum individual long-term capital gains tax rate is 20%, which also applies to “qualified dividends.” Individuals, estates and trusts are subject to a tax of 3.8% on “net investment income” (or undistributed “net investment income”, in the case of estates and trusts) for each taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount ($250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.) Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Company will be included in an shareholder’s “net investment income” subject to this tax.

Section 1202 of the Code permits the exclusion, for federal income tax purposes, of 50%, 75% or 100% (depending on the date of acquisition) of any gain (subject to certain limitations) realized upon the sale or exchange of “qualified small business stock” held for more than five years. Generally, qualified small business stock is stock of a small business corporation acquired directly from the issuing corporation, which must (i) at the time of issuance and immediately thereafter have assets of not more than $50 million and (ii) throughout substantially all of the holder’s holding period for the stock be actively engaged in the conduct of a trade or business not excluded by law. If we acquire qualified small business stock, hold such stock for five years and dispose of such stock at a profit, a noncorporate shareholder who held shares of our common stock at the time we purchased the qualified small business stock and at all times thereafter until we disposed of the stock would be entitled to exclude from such shareholder’s taxable income the applicable percentage of such shareholder’s share of such gain. The portion of gain not excluded would be taxed at a 28% rate. Unless 100% of the gain is excludable, 7% of any amount so excluded would be treated as a preference item for alternative minimum tax purposes. Comparable rules apply under the qualified small business stock “rollover” provisions of section 1045 of the Code, under which gain otherwise reportable by individuals with respect to sales by us of qualified small business stock held for more than six months can be deferred if we reinvest the sales proceeds within 60 days in other qualified small business stock.

A shareholder may recognize taxable gain or loss if the shareholder sells or exchanges such shareholder’s shares of common stock. Any gain arising from the sale or exchange of common stock generally will be treated as capital gain or loss if the common stock is held as a capital asset, and will be treated as long-term capital gain or loss if the shareholder has held the shares of common stock for more than one year. However, any capital loss arising from a sale or exchange of shares of common stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain distributions received (or deemed to be received) with respect to such shares of common stock.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction”. A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Shareholders should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Company.

We may be required to withhold U.S. federal income tax at the rate of 28% on all taxable distributions payable to non-corporate shareholders who fail to provide us with their correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, or if the IRS notifies us that the shareholder is subject to backup withholding. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

There is generally no withholding tax to a shareholder who is not a U.S. person within the meaning of the Code (“Non-U.S. Person”) on the portion of the Company’s distributions that consist of long-term capital gains realized by the Company, and the remaining distributions to Non-U.S. Persons are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty. Properly reported dividends paid to shareholders that are

Non-U.S. Persons will generally be exempt from U.S. federal withholding tax provided such dividends: (i) are derived from the Company’s “qualified net interest income” (generally, the Company’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Company is a 10% or greater shareholder, reduced by expenses that are allocable to such income); or (ii) are derived from the Company’s “qualified short-term capital gains” (generally, the excess of the Company’s net short-term capital gain over the Company’s net long-term capital loss for such taxable year). Other rules may apply to Non-U.S. Persons whose income from the Company is effectively connected with the conduct of a U.S. trade or business by such Non-U.S. Person. If the income from the Company is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Shareholder, then distributions of investment company taxable income, any capital gains distributions, any amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. A corporate Non-U.S. Shareholder may also be subject to the branch profits tax imposed by the Code.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Person will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Person must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Person would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

In the case of a Non-U.S. Shareholder, the Company may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Non-U.S. Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.

Recent legislation generally imposes withholding at a rate of 30% on payments to certain foreign entities (including financial intermediaries) of dividends on and the gross proceeds of dispositions (after 2018) of U.S. common stock, unless various information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Shareholders should consult their tax advisors regarding the possible implications of these rules on their investment in the Company.

A tax-exempt U.S. person investing in the Company will not realize unrelated business taxable income with respect to an unleveraged investment in shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. tax consequences of an investment in the Company.

From time to time, the Company may be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the affected expenses, including the management fee and incentive fee payable to the Adviser, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

Unless an exception applies, we will mail to each shareholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per distribution basis, the amounts includible in such shareholder’s taxable income for such year as net investment income, as net realized capital gains (if applicable) and as “deemed” distributions of capital gains, including taxes paid by us with respect thereto. In addition, absent an exemption, the federal tax status of each year’s distributions will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in our common stock.

Under our Plan, all cash distributions to shareholders will be automatically reinvested in additional whole and fractional shares of our common stock unless you elect to receive cash. For federal income tax purposes, however, you will be deemed to have constructively received cash and such amounts should be included in your income to the extent such constructive distribution otherwise represents a taxable dividend for the year in which such distribution is credited to your account. The amount of the distribution is the value of the shares of common stock acquired through the dividend reinvestment plan.

CERTAIN GOVERNMENT REGULATIONS

We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.

Business Development Company. A business development company is defined and subject to the regulations of the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses.

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

(1)           Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

(a) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(i)  is organized under the laws of, and has its principal place of business in, the United States;

(ii)  is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(iii)  satisfies one of the following:

•                  does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•                  is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•                  is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(b) is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

(i)  at the time of the purchase, we own at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and

(ii)  we are one of the 20 largest holders of record of such issuer’s outstanding voting securities; or

(c) is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company’s outstanding voting and non-voting common equity is less than $250.0 million.

(2)           Securities of any eligible portfolio company which we control.

(3)           Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)           Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)           Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)           Cash, cash equivalents, U.S. Government securities or high-quality debt maturing in one year or less from the time of investment.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company. We offer to provide managerial assistance to each of our portfolio companies.

As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage ratio of at least 200% immediately after each such issuance. See “Risk Factors.” We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, prior approval by the SEC. On July 11, 2000, the SEC granted us an exemptive order permitting us to make co-investments with certain of our affiliates in portfolio companies, subject to certain conditions. Under the exemptive order, the Company is permitted to co-invest in certain portfolio companies with its affiliates, subject to specified conditions. Under the terms of the exemptive order, portfolio companies purchased by the Company and its affiliates are required to be approved by the Independent Directors and are required to satisfy certain other conditions established by the SEC.

As with other companies subject to the regulations of the 1940 Act, a business development company must adhere to certain other substantive ongoing regulatory requirements. A majority of our directors must be persons who are not “interested persons,” as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and TTG Advisers maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. The code of ethics generally does not permit investment by our employees in securities that may be purchased or held by us. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, 100 F Street, NE, Washington, D.C. 20549. The code of ethics is also posted on our website at http://www.mvccapital.com.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of our shares. A majority of the outstanding voting securities of a company is defined by the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

We are periodically examined by the SEC for compliance with the 1940 Act.

DIVIDEND REINVESTMENT PLAN

All of our shareholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan (the “Plan”). All such shareholders will have any cash dividends and distributions automatically reinvested by Computershare Ltd. (the “Plan Agent”), in additional shares of our common stock. Of course, any shareholder may elect to receive his or her dividends and distributions in cash. Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual shareholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for shareholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent, broker or other entity that holds the shares. You can contact the Plan Agent by calling toll-free 1-718-575-2000 or by mail using the following principal business office: 250 Royall Street, Canton, Massachusetts 02021.

The Plan Agent serves as agent for the shareholders in administering the Plan. When we declare a dividend or distribution payable in cash or in additional shares of our common stock, those shareholders participating in the Plan will receive their dividend or distribution in additional shares of our common stock. Such shares will be either newly issued by us or purchased in the open market by the Plan Agent. If the market value of a share of our common stock on the payment date for such dividend or distribution equals or exceeds the net asset value per share on that date, we will issue new shares at the net asset value. If the net asset value exceeds the market price of our common stock, the Plan Agent will purchase in the open market such number of shares of our common stock as is necessary to complete the distribution.

The Plan Agent will maintain all shareholder accounts in the Plan and furnish written confirmation of all transactions. Shares of our common stock in the Plan will be held in the name of the Plan Agent or its nominee and such shareholder will be considered the beneficial owner of such shares for all purposes.

There is no charge to shareholders for participating in the Plan or for the reinvestment of dividends and distributions. We will not incur brokerage fees with respect to newly issued shares issued in connection with the Plan. Shareholders will, however, be charged a pro rata share of any brokerage fee charged for open market purchases in connection with the Plan.

We may terminate the Plan upon providing written notice to each shareholder participating in the Plan at least 60 days prior to the effective date of such termination. We may also materially amend the Plan at any time upon providing written notice to shareholders participating in the Plan at least 30 days prior to such amendment (except when necessary or appropriate to comply with applicable law or rules and policies of the SEC or other regulatory authority). You may withdraw from the Plan upon providing notice to the Plan Agent. You may obtain additional information about the Plan from the Plan Agent.

DESCRIPTION OF SECURITIES

The following summary of our capital stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, our Certificate of Incorporation.

Our authorized capital stock is 150,000,000 shares, $0.01 par value.

Common Stock

At July 31, 2017, there were 22,556,412 shares of common stock outstanding and 5,748,036 shares of common stock in our treasury. To date, no other classes of stock have been issued.

	(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)

MVC Capital, Inc.	Common Stock	150,000,000	5,748,036	22,556,412

All shares of common stock have equal rights as to earnings, assets, dividends and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our Board out of funds legally available therefore. Our common stock has no preemptive, conversion or redemption rights and is freely transferable. In the event of liquidation, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

Preferred Stock

In order to issue preferred stock, it will be necessary for our Board and shareholders to approve an amendment to our certificate of incorporation providing for such issuance. The Board may then authorize the issuance of preferred stock with such preferences, powers, rights and privileges as the Board deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets; and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more. We believe the availability of such stock will provide us with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Warrants

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years; (ii) the exercise or conversion price is not less than the current market value at the date of issuance; (iii) our shareholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of MVC Capital and its shareholders; and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also generally provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

We may issue debt securities that may be senior or subordinated in priority of payment. We will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

Limitation on Liability of Directors

We have adopted provisions in our certificate of incorporation limiting the liability of our directors for monetary damages. The effect of these provisions in the certificate of incorporation is to eliminate the rights of MVC Capital and its shareholders (through shareholders’ derivative suits on our behalf) to recover monetary damages against a director for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of MVC Capital or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and fifth amended and restated bylaws provide that:

•                  directors may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent of the shares then entitled to vote; and

•                  any vacancy on the Board, however the vacancy occurs, including a vacancy due to an enlargement of the Board, may only be filled by vote of the directors then in office.

The limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and fifth amended and restated bylaws also provide that:

•                  any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting; and

•                  special meetings of the stockholders may only be called by a majority of our Board, Chairman, Vice Chairman, Chief Executive Officer, President, Secretary and any Vice President.

Our sixth amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our Board to amend or repeal our bylaws. Our bylaws generally can be amended with the approval of at least sixty-six and two-thirds percent (66 2/3%) of the total number of authorized directors subject to certain exceptions, which provisions will require the vote of seventy-five percent (75%) of the total number of authorized directors to be amended. The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of stock entitled to vote is required to amend or repeal any of the provisions of our fifth amended and restated bylaws. Generally our certificate of incorporation may be amended by holders of a majority of the shares of our stock issued and outstanding and entitled to vote. However, the vote of at least sixty-six and two-thirds percent (66 2/3%) of the shares of our stock entitled to vote is required to amend or repeal any provision pertaining to the Board, limitation of liability, indemnification or stockholder action..

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (i) through underwriters or dealers; (ii) directly to a limited number of purchasers or to a single purchaser; or (iii) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•                  the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•                  the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•                  any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter identified in the applicable prospectus supplement. We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

LEGAL COUNSEL

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, acts as legal counsel to the Company.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Pursuant to an agreement with the Company, US Bank National Association acts as the Company’s custodian with respect to the safekeeping of its securities. The principal business office of the custodian is 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212.

Branch Banking and Trust Company (“BB&T”) also serves as the custodian for certain securities and other assets of the Company.  The principal business office of BB&T is 200 West 2nd Street, Winston Salem, North Carolina 27101.

Santander Bank N.A. and Wintrust Bank also serve as custodians for certain assets of the Company. The principal business office of Santander Bank N.A. is 75 State Street, Boston, Massachusetts 02109 and the principal business office of Wintrust Bank is 9700 W. Higgins Road, Suite 800, Rosemont, Illinois 60018.

The Company employs Computershare Ltd. as its transfer agent to record transfers of the shares, maintain proxy records, process distributions and to act as agent for each participant in the Company’s Plan. Computershare’s principal business office is 250 Royall Street, Canton, Massachusetts 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and schedules included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their reports have been audited by Grant Thornton LLP, located at principal business address 171 N. Clark Street, Chicago, Illinois 60601, who serves as the Company’s independent registered public accounting firm, provided audit services for the years ended October 31, 2016 and October 31, 2015 and for management’s assessment of the effectiveness of internal control over financial reporting as of October 31, 2016.

The audited financial statements and schedules included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their report have been audited by Ernst & Young LLP, located at principal business address 5 Times Square, New York, NY, 10036, who served as the Company’s independent registered public accounting firm and provided audit services for the year ended October 31, 2014.

MVC CAPITAL, INC.

CONSOLIDATED FINANCIAL STATEMENTS

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS

UNAUDITED FINANCIAL STATEMENTS

Page
Consolidated Balance Sheets
July 31, 2017 (Unaudited) and October 31, 2016	F-82

Consolidated Statement of Operations
For the Nine Month Period November 1, 2016 to July 31, 2017 (Unaudited)	F-83
For the Nine Month Period November 1, 2015 to July 31, 2016 (Unaudited)	F-83

Consolidated Statement of Operations
For the Quarter February 1, 2017 to July 31, 2017 (Unaudited)	F-85
For the Quarter February 1, 2016 to July 31, 2016 (Unaudited)	F-85

Consolidated Statement of Cash Flows
For the Nine Month Period November 1, 2016 to July 31, 2017 (Unaudited)	F-87
For the Nine Month Period November 1, 2015 to July 31, 2016 (Unaudited)	F-87

Consolidated Statement of Changes in Net Assets
For the Nine Month Period November 1, 2016 to July 31, 2017 (Unaudited)	F-88
For the Nine Month Period November 1, 2015 to July 31, 2016 (Unaudited)	F-88
For the Year ended October 31, 2016	F-88

Consolidated Selected Per Share Data and Ratios
For the Nine Month Period November 1, 2016 to July 31, 2017 (Unaudited)	F-89
For the Nine Month Period November 1, 2015 to July 31, 2016 (Unaudited)	F-89
For the Year ended October 31, 2016	F-89

Consolidated Schedule of Investments
July 31, 2017 (Unaudited)	F-91
October 31, 2016	F-93

Notes to Consolidated Financial Statements	F-95

CONSOLIDATED FINANCIAL STATEMENTS

MVC Capital, Inc.

Consolidated Balance Sheets

	October 31,	October 31,
	2016	2015

ASSETS

Assets
Cash	$19,819,548	$7,753,901
Restricted cash (cost $800,527 and $1,000,034)	800,527	1,000,034
Restricted cash equivalents (cost $0 and $5,503,000)	—	5,503,000
Cash equivalents (cost $394,612 and $2,557,666)	394,612	2,557,666
Investments at fair value
U.S. Treasury obligations (cost $34,998,593 and $89,820,800)	34,991,681	89,681,535
Non-control/Non-affiliated investments (cost $150,348,963 and $165,626,784)	123,189,755	131,351,403
Affiliate investments (cost $130,484,393 and $121,962,460)	169,426,770	170,189,927
Control investments (cost $93,878,518 and $156,127,715)	67,503,229	99,334,391
Total investments at fair value (cost $409,710,467 and $533,537,759)	395,111,435	490,557,256
Escrow receivables, net of reserves	9,151,805	292,744
Dividends and interest receivables, net of reserves	3,595,357	4,404,600
Deferred financing fees	3,326,478	2,467,305
Fee and other receivables	2,098,625	1,696,280
Prepaid expenses	192,712	609,517
Total assets	$434,491,099	$516,842,303

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities
Senior notes	$114,408,750	$114,408,750
Revolving credit facility II	35,000,000	90,000,000
Bridge loan	—	8,000,000
Provision for incentive compensation (Note 5)	1,946,555	4,976,767
Professional fees payable	583,049	1,820,416
Management fee payable	1,290,230	1,527,930
Accrued expenses and liabilities	715,538	622,446
Interest payable	348,525	359,866
Management fee payable - Asset Management	151,053	296,812
Consulting fees payable	151,943	272,880
Portfolio fees payable - Asset Management	336,297	250,846
Liability for share exchange	—	228,851
Taxes payable	1,381	1,152
Total liabilities	154,933,321	222,766,716

Commitments and Contingencies (Note 10)

Shareholders’ equity
Common stock, $0.01 par value; 150,000,000 shares authorized; 28,304,448 shares issued and 22,556,412 and 22,702,821 shares outstanding as of October 31, 2016 and October 31, 2015, respectively	283,044	283,044
Additional paid-in-capital	418,298,709	418,298,784
Accumulated earnings	128,135,727	102,420,976
Dividends paid to stockholders	(145,112,140)	(129,012,902)
Accumulated net realized (loss) gain	(51,542,156)	2,189
Net unrealized depreciation	(13,992,454)	(42,620,298)
Treasury stock, at cost, 5,748,036 and 5,601,627 shares held, respectively	(56,512,952)	(55,296,206)
Total shareholders’ equity	279,557,778	294,075,587
Total liabilities and shareholders’ equity	$434,491,099	$516,842,303
Net asset value per share	$12.39	$12.95

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments

October 31, 2016

Company	Industry	Investment	Principal/ Shares	Cost	Fair Value/Market Value
Non-control/Non-affiliated investments- 44.06% (a), (c), (f), (g)
Actelis Networks, Inc.	Technology Investment	Preferred Stock (150,602 shares) (d), (i)		$5,000,003	—
Biogenic Reagents	Renewable Energy	Senior Note 12.0000% Cash, 4.0000% PIK, 07/21/2018 (b), (h), (l)	$5,574,648	5,574,648	$5,191,932
		Senior Convertible Note 12.0000% Cash, 4.0000% PIK, 07/21/2018 (b), (h), (l)	5,017,183	5,017,183	4,672,737
		Senior Note 12.0000% Cash, 4.0000% PIK, 06/30/2016 (b), (h), (l)	4,250,291	4,250,291	4,250,291
		Senior Subordinated Debt 12.0000% Cash, 4.0000% PIK, 06/30/2016 (b), (h), (l)	1,030,188	1,030,188	1,030,188
		Warrants (d)	2	620,077	—
				16,492,387	15,145,148
Biovation Acquisition Co.	Manufacturer of Laminate Material and Composites	Common Stock (90 shares) (d)		784,622	55,351
		Senior Lien Loan 5.0000% PIK, 05/05/2021 (b), (l)	30,000	30,000	30,000
				814,622	85,351
Custom Alloy Corporation	Manufacturer of Pipe Fittings and Forgings	Second Lien Loan 4.5000% Cash, 5.5000% PIK, 04/30/2020 (b), (h), (l)	24,425,293	24,425,293	18,615,650
		Unsecured Subordinated Loan 12.0000% Cash, 03/31/2018 (l)	3,000,000	3,000,000	2,135,760
				27,425,293	20,751,410
Dukane IAS,LLC	Welding Equipment Manufacturer	Second Lien Note 10.5000% Cash, 2.5000% PIK, 11/17/2020 (b), (l)	7,074,711	6,955,462	7,074,711
FDS, Inc.	Software	Senior Subordinated Debt 12.0000% Cash, 4.0000% PIK, 11/30/2016 (b), (l)	2,300,000	2,300,000	2,300,000
FOLIOfn, Inc.	Technology Investment - Financial Services	Preferred Stock (5,802,259 shares) (d), (i)		15,000,000	5,940,000
HTI Technologies and Industries, Inc.	Electronic Component Manufacturing	Second Lien Note 12.0000% Cash, 2.0000% PIK, 06/21/2018 (b), (l)	9,680,251	9,604,132	9,680,251
Initials, Inc.	Consumer Products	Senior Subordinated Debt 12.0000% Cash, 3.0000% PIK, 06/23/2020 (b), (l)	4,818,874	4,818,874	4,754,355

Company	Industry	Investment	Principal/ Shares	Cost	Fair Value/Market Value
Legal Solutions Holdings, Inc.	Business Services	Senior Subordinated Debt 12.0000% Cash, 4.0000% PIK, 09/12/2018 (b), (l)	11,028,610	11,036,929	10,898,792
MainStream Data, Inc.	Technology Investment	Common Stock (5,786 shares) (d), (i)		3,750,000	—
Morey’s Seafood International, LLC	Food Services	Second Lien Loan 10.0000% Cash, 4.0000% PIK, 08/12/2018 (b), (h), (l)	17,167,669	17,167,669	15,169,547
Pride Engineering, LLC	Manufacturer of Equipment Components	Second Lien Note 12.0000% Cash, 06/18/2021 (l)	5,135,000	5,048,563	5,135,000
Quantum Plastics, LLC	Manufacturer of Plastic Parts	Senior Subordinated Debt 12.0000% Cash, 03/10/2021 (l)	10,000,000	9,570,176	9,657,398
		Warrants (d)	1	392,792	392,792
				9,962,968	10,050,190
Thunderdome Restaurants, LLC	Restaurants	Second Lien Loan, 12.0000% Cash, 06/10/2020 (l)	3,000,000	2,984,061	3,030,000
U.S. Spray Drying Holding Company	Specialty Chemicals	Class B Common Stock (784 shares) (d)		5,488,000	6,625,000
		Secured Loan 12.0000% Cash, 04/30/2019 (l)	1,500,000	1,500,000	1,500,000
				6,988,000	8,125,000
United States Technologies, Inc.	Electronics Manufacturing and Repair	Senior Lien Loan 10.5000% Cash, 07/17/2020 (l)	5,000,000	5,000,000	5,050,000
Sub Total Non-control/Non-affiliated investments				150,348,963	123,189,755

Affiliate investments - 60.61% (a), (c), (f), (g)
Advantage Insurance Holdings LTD	Insurance	Preferred Stock (750,000 shares) (d), (e)		7,500,000	8,304,412
Centile Holdings B.V.	Software	Common Equity Interest (d), (e)		3,524,376	5,379,000
JSC Tekers Holdings	Real Estate Management	Common Stock (3,201 shares) (d), (e)		4,500	—
		Preferred Stock (9,159,085 shares) (d), (e)		11,810,188	3,730,000
				11,814,688	3,730,000
MVC Environmental, Inc.	Environmental Services	Senior Secured Loan 9.0000% PIK, 12/22/2020 (b), (l)	6,426,943	6,426,943	6,426,943
		Common Stock (950 shares) (d)		3,081,000	1,626,910
				9,507,943	8,053,853
Security Holdings B.V.	Electrical Engineering	Common Equity Interest (d), (e)		51,534,073	34,854,000

Company	Industry	Investment	Principal/ Shares	Cost	Fair Value/Market Value
SGDA Europe B.V.	Environmental Services	Common Equity Interest (d), (e)		28,544,800	1,257,000
U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan, 13.0000% Cash, 07/01/2019 (l)	7,500,000	7,500,000	7,500,000
		Unsecured Loan 10.0000% Cash, 4.0000% PIK , 07/01/2018 (b), (l)	3,298,448	3,298,448	3,298,448
		Convertible Series I Preferred Stock (32,200 shares) (k), (n)		500,000	89,367,607
		Convertible Series J Preferred Stock (8,216 shares) (n)		—	—
				11,298,448	100,166,055
Vestal Manufacturing Enterprises, Inc.	Iron Foundries	Senior Subordinated Debt 12.0000% Cash, 3.0000% PIK , 11/28/2021 (b), (l)	6,510,065	6,510,065	6,566,924
		Common Stock (5,610 shares) (d)		250,000	677,222
		Warrants (d)	5,303	—	438,304
				6,760,065	7,682,450

Sub Total Affiliate investments				130,484,393	169,426,770

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments - (Continued)

October 31, 2016

Company	Industry	Investment	Principal/ Shares	Cost	Fair Value/Market Value
Control investments - 24.15% (c), (f), (g)
Equus Total Return, Inc.	Registered Investment Company	Common Stock (4,444,644 shares) (d), (l)		$10,030,272	$8,311,484
MVC Automotive Group GmbH	Automotive Dealerships	Common Equity Interest (a), (d), (e)		50,057,288	12,321,000
		Bridge Loan 6.0000% Cash, 06/30/2017 (a), (e), (l)	$3,322,500	3,322,500	3,322,500
				53,379,788	15,643,500
MVC Private Equity Fund LP	Private Equity	Limited Partnership Interest (a), (d), (j), (l)		13,838,539	25,166,780
		General Partnership Interest (a), (d), (j), (l)		353,024	631,262
				14,191,563	25,798,042
RuMe Inc.	Consumer Products	Common Stock (5,297,548 shares) (a), (d)		924,475	540,000
		Series C Preferred Stock (23,896,634 shares) (a), (d)		3,410,694	5,836,000
		Series B-1 Preferred Stock (4,999,076 shares) (a), (d)		999,815	2,017,000
		Subordinated Debt 10.0000% PIK, 10/07/2017 (a), (b), (l)	900,000	846,777	846,777
		Guarantee (a), (d)	1	—	(277,535)
		Warrants (a), (d)	1	336,393	1,054,485
				6,518,154	10,016,727
SIA Tekers Invest	Port Facilities	Common Stock (68,800 shares) (a), (d), (e)		2,300,000	—
		Bridge Loan 6.0000% Cash, 06/27/2017 (a), (e), (h), (l)	27,785	27,785	—
				2,327,785	—
Turf Products, LLC	Distributor - Landscaping and	Senior Subordinated Debt 7.0000% Cash, 4.0000% PIK, 11/01/2018 (a), (b), (l)	3,895,262	3,895,262	3,754,677
	Irrigation Equipment	Limited Liability Company Interest (a), (d)		3,535,694	3,991,794
		Guarantee (a), (d)	1	—	(12,995)
		Warrants (a), (d)	150	—	—
				7,430,956	7,733,476

Sub Total Control investments				93,878,518	67,503,229
TOTAL PORTFOLIO INVESTMENTS - 128.82% (f)				$374,711,874	$360,119,754

U.S. Treasury Obligations - 12.52% (f), (g)
U.S. Treasury Bill	U.S. Government Securities	1.2500% Cash, 10/31/2021 (m)	35,100,000	$34,998,593	$34,991,681

Sub Total Short-Term Investments				$34,998,593	$34,991,681

Cash equivalents and restricted cash equivalents - 0.14% (f), (g)
Fidelity Institutional Government Money Market Fund	Money Market Fund	Beneficial Shares (299,569 shares)		299,569	299,569
Morgan Stanley Institutional Liquidity Government Portfolio	Money Market Fund	Beneficial Shares (95,043 shares)		95,043	95,043
Total Cash equivalents and restricted cash equivalents				394,612	394,612
TOTAL INVESTMENTS - 141.48% (f)				$410,105,079	$395,506,047

(a) These securities are restricted from public sale without prior registration under the Securities Act of 1933.  The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration, rights and related costs.

(b) These securities accrue a portion of their interest/dividends in “payment in kind” interest/dividends which is capitalized to the investment.

(c) All of the Company’s equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except MVC Automotive Group GmbH, Security Holdings B.V., SGDA Europe B.V., SIA Tekers Invest, JSC Tekers Holdings, Centile Holdings B.V., Equus Total Return, Inc., MVC Private Equity Fund L.P., and Advantage Insurance LTD.  The Company makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(d) Non-income producing assets.

(e) The principal operations of these portfolio companies are located in Europe and Cayman Islands which represents approximately 25% of the net assets.  The remaining portfolio companies are located in North America which represents approximately 104% of the net assets.

(f) Percentages are based on net assets of $279,557,778 as of October 31, 2016.

(g) See Note 3 for further information regarding “Investment Classification.”

(h) All or a portion of the accrued interest on these securities have been reserved for.

(i) Legacy Investments.

(j) MVC Private Equity Fund, LP is a private equity fund focused on control equity investments in the lower middle market.  The fund currently holds five investments, four located in the United States and one in Gibraltar, the investments are in the energy, services, contract manufacturing, and industrial sectors.  The Company’s proportional share of the AccuMed Corp. preferred stock, Plymouth Rock Energy membership interest and loan, the Gibdock Limited equity interest and Focus Pointe preferred stock is $8,916,632, $7,343,966, $4,627,855 and $2,854,783, respectively.

(k) Upon a liquidity event, the Company may receive additional ownership in U.S. Gas & Electric, Inc.

(l) All or a portion of these securities may serve as collateral for the Santander Credit Facility.

(m) All or a portion of these securities may serve as collateral for the BB&T Credit Facility.

(n) All or a portion of these securities may serve as collateral for the Macquarie Energy trade supply credit facility

PIK - Payment-in-kind

- Denotes zero cost or fair value.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments

October 31, 2015

Company	Industry	Investment	Principal/ Shares	Cost	Fair Value/Market Value
Non-control/Non-affiliated investments- 44.67% (a), (c), (f), (g)
Actelis Networks, Inc.	Technology Investment	Preferred Stock (150,602 shares) (d), (i)		$5,000,003	—
Agri-Carriers Group, Inc.	Transportation	Senior Subordinated Debt 12.0000% Cash, 3.0000% Deferred, 07/20/2017 (l), (m)	$11,774,486	11,787,114	$11,774,486
Biogenic Reagents	Renewable energy	Senior Note 12.0000% Cash, 4.0000% PIK, 07/21/2018 (b), (l)	5,463,002	5,463,002	5,463,002
		Senior Convertible Note 12.0000% Cash, 4.0000% PIK, 07/21/2018 (b), (l)	4,916,702	4,916,702	4,983,082
		Senior Note 12.0000% Cash, 4.0000% PIK, 02/29/2016 (b), (l)	4,165,169	4,165,169	4,165,169
		Senior Subordinated Debt 12.0000% Cash, 4.0000% PIK, 02/29/2016 (b), (l)	1,009,556	1,009,556	1,009,556
		Warrants (d)	2	620,077	1,660,689
				16,174,506	17,281,498
Biovation Acquisition Co.	Manufacturer of Laminate Material and Composites	Common Stock (90 shares) (d)		784,622	555,869
Biovation Holdings, Inc.	Manufacturer of Laminate Material and Composites	Bridge Loan 6.0000% Cash, 6.0000% PIK, 10/31/2014 (b), (h)	1,079,325	1,079,325	—
		Warrants (d)	3	397,677	—
				1,477,002	—
Custom Alloy Corporation	Manufacturer of Pipe Fittings and Forgings	Second Lien Loan 7.3000% Cash, 3.7000% PIK, 04/30/2020 (b), (l)	23,791,903	23,791,903	23,638,469
		Unsecured Subordinated Loan 12.0000% Cash, 09/04/2016 (l)	3,000,000	3,000,000	3,000,000
				26,791,903	26,638,469
FOLIOfn, Inc.	Technology Investment - Financial Services	Preferred Stock (5,802,259 shares) (d), (i)		15,000,000	5,596,000
G3K Display, Inc.	Retail Store Fixtures	Senior Lien Loan 13.0000% Cash, 04/11/2019 (h)	5,625,000	5,625,000	—
		Warrants (d)	1	—	—
				5,625,000	—
Initials, Inc.	Consumer Products	Senior Subordinated Debt 12.0000% Cash, 3.0000% PIK, 06/23/2020 (b), (l)	4,750,000	4,750,000	4,750,000

Company	Industry	Investment	Principal/ Shares	Cost	Fair Value/Market Value
Inland Environmental & Remediation LP	Environmental Services	Senior Secured Loan 12.0000% Cash, 04/17/2019 (h), (l)	15,000,000	14,506,835	8,000,000
		Warrants (d)	1	713,000	—
				15,219,835	8,000,000
Legal Solutions Holdings, Inc.	Business Services	Senior Subordinated Debt 12.0000% Cash, 2.0000% Deferred, 09/12/2018 (l), (m)	8,705,000	8,718,402	8,705,000
MainStream Data, Inc.	Technology Investment	Common Stock (5,786 shares) (d), (i)		3,750,000	—
Morey’s Seafood International, LLC	Food Services	Second Lien Loan 6.0000% Cash, 9.0000% PIK, 08/12/2018 (b), (l)	16,047,333	16,047,333	14,371,830
NPWT Corporation	Medical Device Manufacturer	Series B Common Stock (281 shares) (d)		1,231,638	2,000
		Series A Convertible Preferred Stock (5,000 shares) (d)		—	36,000
				1,231,638	38,000
The Results Companies, LLC	Business Services	Senior Subordinated Debt 13.0000% Cash, 2.5000% Deferred, 07/01/2016 (l), (m)	9,000,000	9,008,330	9,000,000
RX Innovation, Inc.	Software	Senior Subordinated Debt 12.0000% Cash, 4.0000% Deferred, 03/01/2017 (l), (m)	10,300,000	10,307,845	10,300,000
Thunderdome Restaurants, LLC	Restaurants	Second Lien Loan 12.0000% Cash, 06/10/2020	1,965,251	1,965,251	1,965,251
U.S. Spray Drying Holding Company	Specialty Chemicals	Class B Common Stock (784 shares) (d)		5,488,000	5,875,000
		Secured Loan 12.0000% Cash, 04/30/2019	1,500,000	1,500,000	1,500,000
				6,988,000	7,375,000
United States Technologies, Inc.	Electronics Manufacturing and Repair	Senior Lien Loan 10.5000% Cash, 07/17/2020 (l)	5,000,000	5,000,000	5,000,000
Sub Total Non-control/Non-affiliated investments				165,626,784	131,351,403
Affiliate investments - 57.87% (a), (c), (f), (g)
Advantage Insurance Holdings LTD	Insurance	Preferred Stock (750,000 shares) (d), (e)		7,500,000	8,015,164
Centile Holdings B.V.	Software	Common Equity Interest (d), (e)		3,524,376	4,905,000
JSC Tekers Holdings	Real Estate Management	Common Stock (3,201 shares) (d), (e)		4,500	4,000

Company	Industry	Investment	Principal/ Shares	Cost	Fair Value/Market Value
		Preferred Stock (9,159,085 shares) (d), (e)		11,810,188	5,045,700
				11,814,688	5,049,700
Security Holdings B.V.	Electrical Engineering	Common Equity Interest (d), (e)		52,846,140	45,300,000
SGDA Europe B.V.	Environmental Services	Common Equity Interest (d), (e)		28,544,800	6,020,000
U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan 13.0000% Cash, 07/01/2019 (l)	7,500,000	7,500,000	7,500,000
		Unsecured Loan 10.0000% Cash, 4.0000% PIK , 07/01/2018 (b), (l)	3,167,220	3,167,220	3,167,220
		Convertible Series I Preferred Stock (32,200 shares) (d), (k), (o)		500,000	83,667,607
		Convertible Series J Preferred Stock (8,216 shares) (d), (o)		—	—
				11,167,220	94,334,827
Vestal Manufacturing Enterprises, Inc.	Iron Foundries	Senior Subordinated Debt 12.0000% Cash, 3.0000% PIK , 11/28/2021 (b), (l)	6,315,236	6,315,236	6,315,236
		Common Stock (5,610 shares) (d)		250,000	250,000
		Warrants (d)	5,303	—	—
				6,565,236	6,565,236

Sub Total Affiliate investments				121,962,460	170,189,927

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments - (Continued)

October 31, 2015

Company	Industry	Investment	Principal/ Shares	Cost	Fair Value/Market Value
Control investments - 33.78% (c), (f), (g)
Equus Total Return, Inc.	Registered Investment Company	Common Stock (4,444,644 shares) (d)		$10,030,272	$7,644,788
MVC Automotive Group GmbH	Automotive Dealerships	Common Equity Interest (a), (d), (e)		48,457,838	13,452,000
MVC Private Equity Fund LP	Private Equity	Limited Partnership Interest (a), (d), (j)		13,838,539	21,939,744
		General Partnership Interest (a), (d), (j)		353,024	552,016
				14,191,563	22,491,760
Ohio Medical Corporation	Medical Device Manufacturer	Common Stock (5,620 shares) (a), (d), (p)		15,763,636	—
		Series A Convertible Preferred Stock 16.0000% PIK (33,904 shares) (a), (b), (p)		30,000,000	6,050,797
		Series C Convertible Preferred Stock 16.0000% PIK (10,737shares) (a), (b), (p)		22,618,466	32,479,292
				68,382,102	38,530,089
RuMe, Inc.	Consumer Products	Common Stock (5,297,548 shares) (a), (d)		924,475	924,475
		Series C Preferred Stock (23,896,634 shares) (a), (d)		3,410,694	6,467,772
		Series B-1 Preferred Stock (4,999,076 shares) (a), (d)		999,815	1,667,753
				5,334,984	9,060,000
SIA Tekers Invest	Port Facilities	Common Stock (68,800 shares) (a), (d), (e)		2,300,000	342,000
Turf Products, LLC	Distributor - Landscaping and	Senior Subordinated Debt 7.0000% Cash, 4.0000% PIK, 11/01/2018 (a), (b), (l)	$3,895,262	3,895,262	3,862,994
	Irrigation Equipment	Limited Liability Company Interest (a), (d)		3,535,694	3,991,794
		Guarantee (a), (d)	1	—	(41,034)
		Warrants (a), (d)	150	—	—
				7,430,956	7,813,754

Sub Total Control investments				156,127,715	99,334,391
TOTAL PORTFOLIO INVESTMENTS - 136.32% (f)				$443,716,959	$400,875,721

U.S. Treasury obligations - 30.49% (f), (g)
U.S. Treasury obligations	U.S. Government Securities	1.3750% Cash, 10/31/2019 (n)	$90,300,000	$89,820,800	$89,681,535

Sub Total U.S. Treasury obligations				$89,820,800	$89,681,535

Cash equivalents and restricted cash equivalents - 2.74% (f), (g)
Fidelity Institutional Government Money Market Fund	Money Market Fund	Beneficial Shares (1,659,943 shares)		1,659,943	1,659,943
JP Morgan Prime Money Market Fund	Money Market Fund	Beneficial Shares (6,400,723 shares)		6,400,723	6,400,723
Total Cash equivalents and restricted cash equivalents				8,060,666	8,060,666
TOTAL INVESTMENT ASSETS - 169.55% (f)				$541,598,425	$498,617,922

(a) These securities are restricted from public sale without prior registration under the Securities Act of 1933.  The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration, rights and related costs.

(b) These securities accrue a portion of their interest/dividends in “payment in kind” interest/dividends which is capitalized to the investment.

(c) All of the Company’s equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except MVC Automotive Group GmbH, Security Holdings B.V., SGDA Europe B.V., SIA Tekers Invest, JSC Tekers Holdings, Centile Holdings B.V., Equus Total Return, Inc., MVC Private Equity Fund L.P., and Advantage Insurance Holdings LTD.  The Company makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(d) Non-income producing assets.

(e) The principal operations of these portfolio companies are located in Europe and Cayman Islands which represents approximately 28% of the net assets.  The remaining portfolio companies are located in North America which represents approximately 108% of the net assets.

(f) Percentages are based on net assets of $294,075,587 as of October 31, 2015.

(g) See Note 3 for further information regarding “Investment Classification.”

(h) All or a portion of the accrued interest on these securities have been reserved for.

(i) Legacy Investments.

(j) MVC Private Equity Fund, LP is a private equity fund focused on control equity investments in the lower middle market.  The fund currently holds five investments, four located in the United States and one in Gibraltar, the investments are in the energy, services, contract manufacturing, and industrial sectors.  The Company’s proportional share of the AccuMed Corp. preferred stock, Plymouth Rock Energy membership interest and loan and the Gibdock Limited equity interest is $4,251,620, $7,184,225 and $5,923,100, respectively.

(k) Upon a liquidity event, the Company may receive additional ownership in U.S. Gas & Electric, Inc.

(l) All or a portion of these securities may serve as collateral for the Firstrust Bank Bridge Loan.

(m) Deferred interest of $803,847, $303,877, $946,234 and $711,982 for Agri-Carriers Group, Legal Solutions Holdings, RXInnovation and The Results Companies, respectively, is shown as a receivable on the Consolidated Balance Sheet as of October 31, 2015.

(n) All or a portion of these securities may serve as collateral for the BB&T Credit Facility.

(o) All or a portion of these securities may serve as collateral for the Macquarie Energy trade supply credit facility.

(p) All or a portion of these securities may serve as collateral for a loan made to Ohio Medical by another financial institution

PIK - Payment-in-kind

- Denotes zero cost or fair value.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Statements of Operations

	For the Year Ended	For the Year Ended	For the Year Ended
	October 31, 2016	October 31, 2015	October 31, 2014
Operating Income:
Dividend income
Non-control/Non-affiliated investments	$284	$3,220	$69,956
Affiliate investments	13,110,006	—	867,916
Control investments	97,101	1,002,872	—

Total dividend income	13,207,391	1,006,092	937,872

Payment-in-kind dividend income
Affiliate investments	—	—	216,928

Total payment-in-kind dividend income	—	—	216,928

Interest income
Non-control/Non-affiliated investments	12,032,621	12,579,802	7,074,870
Affiliate investments	2,297,112	1,303,835	2,756,306
Control investments	345,611	322,282	353,844

Total interest income	14,675,344	14,205,919	10,185,020

Payment-in-kind/Deferred interest income
Non-control/Non-affiliated investments	4,044,844	4,908,516	3,058,577
Affiliate investments	607,751	126,067	756,954
Control investments	162,399	155,810	155,810

Total payment-in-kind/Deferred interest income	4,814,994	5,190,393	3,971,341

Fee income
Non-control/Non-affiliated investments	173,200	357,500	306,393
Affiliate investments	625,500	723,165	932,335
Control investments	2,456,250	966,992	323,001

Total fee income	3,254,950	2,047,657	1,561,729

Fee income - Asset Management (1)
Portfolio fees	988,627	1,023,210	1,314,441
Management fees	425,578	225,511	595,534

Total fee income - Asset Management	1,414,205	1,248,721	1,909,975

Other income	—	—	1,033,560
Total operating income	37,366,884	23,698,782	19,816,425

Operating Expenses:
Interest and other borrowing costs	10,212,347	10,230,140	9,442,466
Management fee	7,589,841	7,845,198	8,681,175
Consulting fees	1,361,617	653,396	475,404
Legal fees	838,474	1,162,500	925,000
Portfolio fees - Asset Management (1)	741,470	767,408	985,831
Audit & tax preparation fees	471,381	1,470,000	634,200

	For the Year Ended	For the Year Ended	For the Year Ended
	October 31, 2016	October 31, 2015	October 31, 2014
Other expenses	457,152	750,531	411,266
Directors’ fees	421,000	418,000	400,625
Management fee - Asset Management (1)	319,183	160,218	354,298
Insurance	296,708	347,426	346,020
Administration	211,304	236,918	259,351
Public relations fees	181,908	180,000	198,000
Printing and postage	12,541	85,595	21,352
Net Incentive compensation (Note 5)	(2,030,212)	(9,757,120)	(4,749,735)

Total operating expenses	21,084,714	14,550,210	18,385,253

Less: Voluntary expense waiver by Adviser (2)	(150,000)	(150,000)	(150,000)
Less: Voluntary management fee waiver by Adviser (3)	(1,897,460)	—	—
Less: Voluntary incentive fee waiver by Adviser (4)	(1,000,000)	—	—

Total waivers	(3,047,460)	(150,000)	(150,000)

Net operating income before taxes	19,329,630	9,298,572	1,581,172

Tax Expenses:
Current tax expense	1,884	1,756	1,755

Total tax expense	1,884	1,756	1,755

Net operating income	19,327,746	9,296,816	1,579,417

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on investments
U.S. Treasury obligations	125,116	302,246	—
Non-control/Non-affiliated investments	(14,267,957)	(2,073,793)	(575,763)
Affiliate investments	(5,542)	—	15,979,686
Control investments	(31,009,032)	5,593,975	1,115,855
Foreign currency	—	(122,168)	—

Total net realized (loss) gain on investments	(45,157,415)	3,700,260	16,519,778

Net unrealized appreciation (depreciation) on investments	28,627,844	(50,557,496)	(37,941,262)

Net realized and unrealized loss on investments	(16,529,571)	(46,857,236)	(21,421,484)

Net increase (decrease) in net assets resulting from operations	$2,798,175	$(37,560,420)	$(19,842,067)

Net increase (decrease) in net assets per share resulting from operations	$0.12	$(1.66)	$(0.88)

Dividends declared per share	$0.710	$0.540	$0.540

Weighted average number of shares outstanding(5)	22,673,539	22,702,821	22,632,584

(1) These items are related to the management of the MVC Private Equity Fund, L.P. (“PE Fund”).  Please see Note 4 “Management” for more information.

(2) Reflects the TTG Advisers’ voluntary waiver of $150,000 of expenses for the 2016, 2015 and 2014 fiscal years,  that the Company would otherwise be obligated to reimburse TTG Advisers under the Advisory Agreement (the “Voluntary Waiver”).  Please see Note 4 “Management” for more information.

(3) Reflects TTG Advisers’ voluntary waiver of 0.50% of the management fee for the year ended October 31, 2016.  Please see Note 4 “Management” for more information.

(4) Reflects TTG Advisers’ voluntary waiver of the Incentive Fee associated with pre-incentive fee net operating income for the fiscal year ended October 31, 2016.  Please see Note 4 “Management” for more information.

(5) Please see Note 6 “Dividends and Distributions to Shareholders and Share Repurchase Program” for more information.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Statements of Cash Flows

	For the Year Ended	For the Year Ended	For the Year Ended
	October 31, 2016	October 31, 2015	October 31, 2014
Cash flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$2,798,175	$(37,560,420)	$(19,842,067)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized loss (gain)	45,157,415	(3,700,260)	(16,519,778)
Net change in unrealized (appreciation) depreciation	(28,627,844)	50,557,496	37,941,262
Amortization of discounts and fees	(69,075)	(751,909)	(1,077,667)
Increase in accrued payment-in-kind dividends and interest	(7,100,750)	(2,266,596)	(3,928,997)
Amortization of deferred financing fees	1,026,635	1,070,967	565,723
Allocation of flow through income	—	—	(485,973)
Changes in operating assets and liabilities:
Restricted cash	199,507	(1,000,034)	526,500
Restricted cash equivalents	5,503,000	762,500	—
Dividends, interest and fees receivable	809,243	(3,216,202)	2,340,501
Fee and other receivables	(402,345)	243,547	169,711
Escrow receivables, net of reserves	(8,859,061)	(292,744)	6,236,928
Prepaid expenses	416,805	37,284	(111,897)
Prepaid taxes	—	—	336
Incentive compensation (Note 5)	(3,030,212)	(9,757,120)	(4,749,735)
Other liabilities	(1,803,183)	705,945	195,710
Purchases of equity investments	(1,992,242)	(3,545,400)	(35,743,194)
Purchases of debt instruments	(41,975,490)	(59,076,952)	(67,927,323)
Purchases of short-term investments	(154,856,468)	(384,062,785)	(398,801,536)
Proceeds from equity investments (1)	38,904,810	25,943,104	33,896,303
Proceeds from debt instruments	36,200,444	39,304,386	28,612,098
Sales/maturities of short-term investments	209,805,021	394,544,993	348,605,381

Net cash provided by (used in) operating activities	92,104,385	7,939,800	(90,097,714)

Cash flows from Financing Activities:
Borrowings from revolving credit facility II	155,000,000	385,000,000	700,000,000
Repayments from revolving credit facility II	(210,000,000)	(395,000,000)	(650,000,000)
Borrowings from revolving credit facility III	16,300,000	—	—
Repayments from revolving credit facility III	(16,300,000)	—	—
Borrowings from bridge loan	—	36,672,481	—
Repayments from bridge loan	(8,000,000)	(28,672,481)	—
Offering expenses	—	—	(139,000)
Repurchase of common stock	(1,216,746)	—	(4,114,967)
Share exchange	—	(7,427)	(221,424)
Financing fees paid	(1,885,808)	(533,746)	(273,092)
Distributions paid to shareholders	(16,099,238)	(12,259,524)	(12,215,899)

Net cash (used in) provided by financing activities	(82,201,792)	(14,800,697)	33,035,618

Net change in cash and cash equivalents for the year	9,902,593	(6,860,897)	(57,062,096)

Cash and cash equivalents, beginning of year	$10,311,567	$17,172,464	$74,234,560

Cash and cash equivalents, end of year	$20,214,160	$10,311,567	$17,172,464

(1) For the year ended October 31, 2016 and October 31, 2014, proceeds from equity investments includes $173,667 and $868,286 from escrow receivables, net of reserves, respectively.

During the year ended October 31, 2016, 2015 and 2014  MVC Capital, Inc. paid $8,508,648, $8,968,280 and $8,729,321 in interest expense, respectively.

During the year ended October 31, 2016, 2015 and 2014 MVC Capital, Inc. paid $1,655, $1,823 and $1,420 in income taxes, respectively.

Non-cash activity:

During the year ended October 31, 2016, 2015 and 2014, MVC Capital, Inc. recorded payment in kind dividend and interest of $7,100,750, $2,266,596 and $3,928,997, respectively. This amount was added to the principal balance of the investments and recorded as dividend/interest income.

During the year ended October 31, 2016, 2015 and 2014, the Plan Agent purchased 41,737, 24,783 and 1,051 shares of common stock in the open market in order to satisfy the reinvestment portion of our dividends.

During the year ended October 31, 2014, MVC Capital, Inc. was allocated $1,033,361, respectively, in flow-through income from its equity investment in Octagon Credit Investors, LLC.  Of these amounts, $547,388, respectively, was received in cash and the balance of $485,973, respectively, was undistributed and therefore increased the cost of the investment.  The fair value was then increased by $101,099, respectively, by the Company’s Valuation Committee.

On May 1, 2014, the Company converted the JSC Tekers $12.0 million secured loan to preferred equity.  The cost and fair value assigned to the preferred equity was approximately $11.8 million, which was based on the fair value of the real estate using the CZK/USD exchange rate on May 1, 2014.  As a result of the loan conversion, the Company realized a loss of approximately $190,000.

On May 14, 2014, the Company signed a share exchange agreement with Equus, another publicly traded business development company, as part of a plan of reorganization adopted by the Equus Board of Directors. Pursuant to the share exchange agreement, the Company has received 2,112,000 common shares, with a fair value of approximately $4 million, of Equus in exchange for 395,839 common shares of the Company.

On June 30, 2014, the Company converted the SGDA $6.5 million term loan and accrued interest of approximately $1.9 million to additional common equity interest in SGDA Europe.

On April 20, 2015, Biovation Acquisition Corp., a newly formed entity by the Company, credit purchased the assets of Biovation Holdings, Inc. in exchange for the majority of the economic ownership.  The company received 90 shares of Class B non-voting common stock of Biovation Acquisition Corp.

On December 24, 2015, as part of Inland’s restructuring, the Company obtained a $6.0 million senior secured loan to MVC Environmental, Inc. and received 950 common shares in MVC Environmental, Inc., with  a cost basis of $3.1 million.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended	For the Year Ended
	October 31, 2016	October 31, 2015	October 31, 2014

Operations:
Net operating gain	$19,327,746	$9,296,816	$1,579,417
Net realized (loss) gain on investments	(45,157,415)	3,700,260	16,519,778
Net change in unrealized appreciation (depreciation) on investments	28,627,844	(50,557,496)	(37,941,262)

Net increase (decrease) in net assets from operations	2,798,175	(37,560,420)	(19,842,067)

Shareholder Distributions from:
Income	(16,099,238)	(9,296,816)	(1,579,417)
Realized gain	—	(2,962,708)	(10,636,482)
Return of capital	—	—	—

Net decrease in net assets from shareholder distributions	(16,099,238)	(12,259,524)	(12,215,899)

Capital Share Transactions:
Reissuance of treasury stock for share exchange	—	—	4,350,722
Provision for share exchange	—	(7,427)	(221,424)
Offering expenses	—	—	(139,000)
Repurchase of common stock	(1,216,746)	—	(4,114,967)

Net decrease in net assets from capital share transactions	(1,216,746)	(7,427)	(124,669)

Total decrease in net assets	(14,517,809)	(49,827,371)	(32,182,635)

Net assets, beginning of year	294,075,587	343,902,958	376,085,593

Net assets, end of year	$279,557,778	$294,075,587	$343,902,958

Common shares outstanding, end of year	22,556,412	22,702,821	22,702,821

Undistributed net operating income	$3,228,508	$—	$—

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Selected Per Share Data and Ratios

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012

Net asset value, beginning of year	$12.95	$15.15	$16.63	$16.14	$17.54

Income (Loss) from operations:
Net operating income	0.85	0.41	0.07	0.06	0.88
Net realized and unrealized (loss) gain on investments	(0.73)	(2.07)	(0.95)	0.76	(1.78)

Total gain (loss) from investment operations	0.12	(1.66)	(0.88)	0.82	(0.90)

Less distributions from:
Income	(0.71)	(0.41)	(0.07)	(0.46)	(0.50)
Realized gain	—	(0.13)	(0.47)	—	—
Return of capital	—	—	—	(0.08)	—

Total distributions	(0.71)	(0.54)	(0.54)	(0.54)	(0.50)

Capital share transactions
Dilutive effect of share issuance	—	—	(0.10)	—	—
Anti-dilutive effect of share repurchase program	0.03	—	0.04	0.21	—

Total capital share transactions	0.03	—	(0.06)	0.21	—

Net asset value, end of year	$12.39	$12.95	$15.15	$16.63	$16.14

Market value, end of year	$8.69	$8.32	$11.27	$13.83	$12.36

Market discount	(29.86)%	(35.75)%	(25.61)%	(16.84)%	(23.42)%

Total Return - At NAV (a)	1.26%	(11.08)%	(5.75)%	6.52%	(5.21)%

Total Return - At Market (a)	14.32%	(21.85)%	(14.97)%	16.65%	0.44%

Ratios and Supplemental Data:

Portfolio turnover ratio	13.74%	15.19%	14.16%	25.20%	3.31%

Net assets, end of year (in thousands)	$279,558	$294,076	$343,903	$376,086	$386,016

Ratios to average net assets:
Expenses including tax expense	6.35%	4.54%	5.04%	6.19%	2.17%
Expenses excluding tax expense	6.35%	4.54%	5.04%	6.19%	2.17%

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2016	October 31, 2015	October 31, 2014	October 31, 2013	October 31, 2012

Net operating income before tax expense	6.81%	2.93%	0.44%	0.39%	5.22%
Net operating income after tax expense	6.81%	2.93%	0.44%	0.39%	5.22%

Ratios to average net assets excluding waivers:
Expenses including tax expense	7.43%	4.59%	5.08%	6.23%	2.80%
Expenses excluding tax expense	7.43%	4.59%	5.08%	6.23%	2.80%

Net operating income before tax expense	5.74%	2.89%	0.40%	0.35%	4.59%
Net operating income after tax expense	5.74%	2.89%	0.40%	0.35%	4.59%

(a) Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions, and no sales charge for the year.

(b) Supplemental Ratio information

Ratios to average net assets: (b)
Expenses excluding incentive compensation	7.07%	7.62%	6.35%	5.17%	4.21%
Expenses excluding incentive compensation, interest and other borrowing costs	3.47%	4.39%	3.75%	3.39%	3.38%

Net operating income (loss) before incentive compensation	6.09%	(0.15)%	(0.87)%	1.41%	3.18%
Net operating income before incentive compensation, interest and other borrowing costs	9.69%	3.08%	1.73%	3.19%	4.01%

Ratios to average net assets excluding waivers: (b)
Expenses excluding incentive compensation	8.15%	7.67%	6.40%	5.21%	4.27%
Expenses excluding incentive compensation, interest and other borrowing costs	4.55%	4.44%	3.79%	3.43%	3.44%

Net operating income (loss) before incentive compensation	5.02%	(0.19)%	(0.92)%	1.37%	3.12%
Net operating income before incentive compensation, interest and other borrowing costs	8.62%	3.04%	1.69%	3.15%	3.95%

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.
Notes to Consolidated Financial Statements
October 31, 2016

1.             Organization and Business Purpose

MVC Capital, Inc. and its wholly-owned subsidiaries, MVC Financial Services, Inc. and MVC Cayman (the “Company”), formerly known as meVC Draper Fisher Jurvetson Fund I, Inc., is a Delaware corporation organized on December 2, 1999 which commenced operations on March 31, 2000.  On December 2, 2002, the Company announced that it would begin doing business under the name MVC Capital, Inc. The Company’s investment objective is to seek to maximize total return from capital appreciation and/or income, though our current focus is more yield generating investments.  The Company seeks to achieve its investment objective by providing debt and equity financing to companies that are, for the most part, privately owned (“Portfolio Companies”).  The Company’s current investments in Portfolio Companies consist principally of senior and subordinated loans, venture capital, mezzanine and preferred instruments and private equity investments.

The Company has elected to be treated as a business development company under the 1940 Act.  The shares of the Company commenced trading on the NYSE under the symbol MVC on June 26, 2000.

The Company had entered into an advisory agreement with meVC Advisers, Inc. (the “Former Advisor”), which had entered into a sub-advisory agreement with Draper Fisher Jurvetson MeVC Management Co., LLC (the “Former Sub-Advisor”). On June 19, 2002, the Former Advisor resigned without prior notice to the Company as its investment advisor.  This resignation resulted in the automatic termination of the advisory agreement between the Former Advisor and the Former Sub-Advisor to the Company.  As a result, the Company’s board internalized the Company’s operations, including management of the Company’s investments.

At the February 28, 2003 Annual Meeting of Shareholders, a new board of directors (the “Board”) replaced the former board of directors of the Company (the “Former Board”) in its entirety. On March 6, 2003, the results of the election were certified by the Inspector of Elections, whereupon the Board terminated John M. Grillos, the Company’s previous CEO. Shortly thereafter, other members of the Company’s senior management team, who had previously reported to Mr. Grillos, resigned. With these significant changes in the Board and management of the Company, the Company operated in a transition mode and, as a result, no portfolio investments were made from early March 2003 through the end of October 2003 (the end of the Fiscal Year). During this period, the Board explored various alternatives for a long-term management plan for the Company. Accordingly, at the September 16, 2003 Special Meeting of Shareholders, the Board voted and approved the Company’s revised business plan.

On November 6, 2003, Michael Tokarz assumed his position as Chairman, Portfolio Manager and Director of the Company.

On March 29, 2004 at the Annual Shareholders meeting, the shareholders approved the election of Emilio Dominianni, Robert S. Everett, Gerald Hellerman, Robert C. Knapp and Michael Tokarz to serve as members of the Board of Directors of the Company and adopted an amendment to the

Company’s Certificate of Incorporation authorizing the changing of the name of the Company from “meVC Draper Fisher Jurvetson Fund I, Inc.” to “MVC Capital, Inc.”

On July 7, 2004, the Company’s name change from “meVC Draper Fisher Jurvetson Fund I, Inc.” to “MVC Capital, Inc.” became effective.

On July 16, 2004, the Company commenced the operations of MVC Financial Services, Inc. (“MVCFS”).  MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Company and the Company’s Portfolio Companies.  The Company does not hold MVCFS for investment purposes and does not intend to sell MVCFS.  On October 14, 2011, the Company formed a wholly-owned subsidiary, MVC Cayman, an exempted company incorporated in the Cayman Islands, to hold certain of its investments.

On September 7, 2006, the stockholders of MVC Capital approved the adoption of the investment advisory and management agreement (the “Advisory Agreement”).  The Advisory Agreement, which was entered into on October 31, 2006, provides for external management of the Company by TTG Advisers, which is led by Michael Tokarz.  The agreement took effect on November 1, 2006.  Upon the effectiveness of the Advisory Agreement, Mr. Tokarz’s employment agreement with the Company terminated.  All of the individuals (including the Company’s investment professionals) that had been previously employed by the Company as of the fiscal year ended October 31, 2006 became employees of TTG Advisers.

On December 11, 2008, our Board of Directors, including all of the directors who are not “interested persons,” as defined under the 1940 Act, of the Company (the “Independent Directors”), at their in-person meeting approved an amended and restated investment advisory and management agreement (also, the “Advisory Agreement”), which was approved by stockholders of the Company on April 14, 2009. The renewal of the Advisory Agreement was last approved by the Independent Directors at their in-person meeting held on October 28, 2016.

2.             Consolidation

On July 16, 2004, the Company formed a wholly-owned subsidiary, MVC Financial Services, Inc. (“MVCFS”).  MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Company, the Company’s portfolio companies and other entities.  MVCFS had opening equity of $1 (100 shares at $0.01 per share). The Company does not hold MVCFS for investment purposes and does not intend to sell MVCFS.

On October 14, 2011, the Company formed a wholly-owned subsidiary, MVC Cayman, an exempted company incorporated in the Cayman Islands, to hold certain of its investments and to make certain future investments.  The results of MVCFS and MVC Cayman are consolidated into the Company and all inter-company accounts have been eliminated in consolidation.

During fiscal year ended October 31, 2012 and thereafter, MVC Partners, LLC (“MVC Partners”) was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the MVC Private Equity Fund, L.P. (“PE Fund”) is a substantial portion of MVC Partners operations.  Previously, MVC Partners was presented as a portfolio company on the Consolidated Schedule of Investments.  The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company.  There are additional disclosures resulting from this consolidation.

MVC GP II, LLC (“MVC GP II”), an indirect wholly-owned subsidiary of the Company, serves as the general partner to the PE Fund.  MVC GP II is wholly-owned by MVCFS, a subsidiary of the Company.  The results of MVC GP II are consolidated into MVCFS and ultimately the Company. All inter-company accounts have been eliminated in consolidation.

During fiscal year ended October 31, 2014, MVC Turf, LLC (“MVC Turf”) was consolidated with the Company as MVC Turf is an MVC wholly-owned holding company. The consolidation of MVC Turf did not have any material effect on the financial position or net results of operations of the Company.  Of the $19.8 million in cash on the Company’s Consolidated Balance Sheets as of October 31, 2016, approximately $328,000 was held by MVC Turf and approximately $1.1 million was held by MVC Cayman.

3.             Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in the preparation of its consolidated financial statements:

The preparation of consolidated financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements.  Actual results could differ from those estimates. The Company follows the accounting and reporting requirements of investment companies under ASC 946.

Recent Accounting Pronouncements — In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers” (Topic 606). ASU 2014-09 addresses the reporting of revenue by most entities and will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. In August 2015, the FASB issued ASU 2015-14 that defers the effective date of ASU 2014-09 for public business entities for annual reporting periods beginning after December 15, 2017, including interim periods therein. Early application is not permitted for public business entities.  The Company is currently assessing the impact of this guidance.

In August 2014, the FASB issued ASU 2014-15, “Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). The standard requires management to evaluate, at each interim and annual reporting period, whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued, and provide related disclosures. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and for annual and interim periods thereafter, and early adoption is permitted.  The Company is currently assessing the impact of this guidance.

In February 2015, the FASB issued Accounting Standards Update 2015-02, which updated consolidation standards under ASC Topic 810, “Consolidation”. Under this update, a new consolidation analysis is required for variable interest entities (“VIEs”) and will limit the circumstances in which investment managers and similar entities are required to consolidate the entities that they manage. The FASB decided to eliminate some of the criteria under which their fees are considered a variable interest and limit the circumstances in which variable interests in a VIE held by related parties of a reporting enterprise require the reporting enterprise to consolidate the VIE. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015.  This update has had no impact on the Company’s financial condition or results of operations.

In April 2015, the FASB issued Accounting Standards Update 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. Under this guidance, debt issuance costs related to a recognized debt liability are to be presented as a direct deduction from the debt liability rather than as an asset on the balance sheet, consistent with debt discounts. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015.  The Company is currently assessing the impact of this guidance.

In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The new guidance removes the requirement that investments for which NAV is determined based on practical expedient reliance be reported utilizing the fair value hierarchy. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015.  The Company is currently assessing the impact of this guidance.

In November 2015, the FASB issued ASU 2015-17, which requires deferred tax liabilities and assets to be classified as non-current in a classified statement of financial condition. The amendments are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. Early adoption is permitted.  The Company is currently assessing the impact of this guidance.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments (Topic 230). The amendments provide guidance on eight specific cash flow issues in how certain cash receipts and cash payments are presented and classified in the statement of cash flows with the objective of reducing the existing diversity in practice. The amendments are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Early adoption is permitted. The Company is currently assessing the impact of this guidance.

In October 2016, the FASB issued ASU 2016-17, to amend the consolidation guidance on how a reporting entity that is the single decision maker of a VIE should treat indirect interests in the entity held through related parties that are under common control with the reporting entity when determining whether it is the primary beneficiary of that VIE. The ASU is effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The Company is currently assessing the impact of this guidance.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash.  The amendments in this Update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The ASU is effective for public business entities for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company is currently assessing the impact of this guidance.

Valuation of Investments — The Accounting Standards Codification (“ASC”), Fair Value Measurements and Disclosures (“ASC 820”), defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset to which the reporting entity has access as of the measurement date.  If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

Pursuant to the requirements of the 1940 Act and in accordance with ASC 820, we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by the Board of Directors, which are consistent with ASC 820.  As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures.  Our Board of Directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.

Pursuant to our Valuation Procedures, the Valuation Committee (which is comprised of three Independent Directors) determines fair values of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). In doing so, the Committee considers the recommendations of The Tokarz Group Advisers LLC (“TTG Advisers”).  The Committee also takes into account input and reviews by third party consultants retained to support the Company’s valuation process.  The Company has also adopted several other enhanced processes related to valuations of controlled/affiliated portfolio companies.  Any changes in valuation are recorded in the consolidated statements of operations as “Net unrealized appreciation (depreciation) on investments.”

Currently, our NAV per share is calculated and published on a quarterly basis.  The Company calculates our NAV per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation.  Fair values of foreign investments reflect exchange rates, as applicable, in effect on the last business day of the quarter end.  Exchange rates fluctuate on a daily basis, sometimes significantly.  Exchange rate fluctuations following the most recent fiscal year end are not reflected in the valuations reported in this Annual Report.  See Item 1A Risk Factor, “Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.”

At October 31, 2016 and October 31, 2015, approximately 80.97% and 76.08%, respectively, of total assets represented investments in portfolio companies recorded at fair value (“Fair Value Investments”).

Under most circumstances, at the time of acquisition, Fair Value Investments are carried at cost (absent the existence of conditions warranting, in management’s and the Valuation Committee’s view, a different initial value).  During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors.  No pre-determined formula can be applied to determine fair value.  Rather, the Valuation Committee analyzes fair value measurements based on the value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale.  The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, the recapitalization of a portfolio company or by a public offering of its securities.

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value.  To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors.  The Company generally requires, where practicable, portfolio companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the fair value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs, which might become payable on disposition of such investments.

If a security is publicly traded, the fair value is generally equal to market value based on the closing price on the principal exchange on which the security is primarily traded unless restricted and a restricted discount is applied.

For equity securities of portfolio companies, whose securities are not publicly traded, the Valuation Committee estimates the fair value based on market and/or income approach with value then attributed to equity or equity like securities using the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology.  Under the Enterprise Value Waterfall valuation methodology, the Valuation Committee estimates the enterprise fair value of the portfolio company and then waterfalls the enterprise value over the portfolio company’s securities in order of their preference relative to one another.  To assess the enterprise value of the portfolio company, the Valuation Committee weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value.  The methodologies for performing assets may be based on, among other things:  valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company, and third-party asset and real estate appraisals.  For non-performing assets, the Valuation Committee may estimate the liquidation or collateral value of the portfolio company’s assets.  The Valuation Committee also takes into account historical and anticipated financial results.

The Company does not utilize hedge accounting and instead, when applicable, marks its derivatives to market on the Company’s consolidated statement of operations.

In assessing enterprise value, the Valuation Committee considers the mergers and acquisitions (“M&A”) market as the principal market in which the Company would sell its investments in portfolio companies under circumstances where the Company has the ability to control or gain control of the board of directors of the portfolio company (“Control Companies”).  This approach is consistent with the principal market that the Company would use for its portfolio companies if the Company has the ability to initiate a sale of the portfolio company as of the measurement date, i.e., if it has the ability to control or gain control of the board of directors of the portfolio company as of the measurement date.  In evaluating if the Company can control or gain control of a portfolio company as of the measurement date, the Company takes into account its equity securities on a fully diluted basis, as well as other factors.

For Non-Control Companies, consistent with ASC 820, the Valuation Committee considers a hypothetical secondary market as the principal market in which it would sell investments in those companies.  The Company also considers other valuation methodologies such as the Option Pricing Method and liquidity preferences when valuing minority equity positions of a portfolio company.

For loans and debt securities of Non-Control Companies (for which the Valuation Committee has identified the hypothetical secondary market as the principal market), the Valuation Committee determines fair value based on the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology.  In applying the Market Yield valuation methodology, the Valuation Committee determines the fair value based on such factors as third party broker quotes (if available) and market participant assumptions, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date.

Estimates of average life are generally based on market data of the average life of similar debt securities.  However, if the Valuation Committee has information available to it that the debt security is expected to be repaid in the near term, the Valuation Committee would use an estimated life based on the expected repayment date.

The Valuation Committee determines fair value of loan and debt securities of Control Companies based on the estimate of the enterprise value of the portfolio company.  To the extent the enterprise value exceeds the remaining principal amount of the loan and all other debt securities of the company, the fair value of such securities is generally estimated to be their cost.  However, where the enterprise value is less than the remaining principal amount of the loan and all other debt securities, the Valuation Committee may discount the value of such securities to reflect an impairment.

For the Company’s or its subsidiary’s investment in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the general partner (the “GP”) of the PE Fund, the Valuation Committee relies on the GP’s determination of the fair value of the PE Fund which will be generally valued, as a practical expedient, utilizing the net asset valuations provided by the GP, which will be made:  (i) no less frequently than quarterly as of the Company’s fiscal quarter end and (ii) with respect to the valuation of PE Fund investments in portfolio companies, will be based on methodologies consistent with those set forth in the Company’s Valuation Procedures.  In making its determinations, the GP considers and generally relies on TTG Advisers’ recommendations.  The determination of the net asset value of the Company’s or its subsidiary’s investment in the PE Fund will follow the methodologies described for valuing interests in private investment funds (“Investment Vehicles”) described below.  Additionally, when both the Company and the PE Fund hold investments in the same portfolio company, the GP’s Fair Value determination shall be based on the Valuation Committee’s determination of the Fair Value of the Company’s portfolio security in that portfolio company.

As permitted under GAAP, the Company’s interests in private investment funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by management of the underlying Investment Vehicles, without adjustment, unless TTG Advisers is aware of information indicating that a value reported does not accurately reflect the value of the Investment Vehicle, including any information showing that the valuation has not been calculated in a manner consistent with GAAP.  Net unrealized appreciation (depreciation) of such investments is recorded based on the Company’s proportionate share of the aggregate amount of appreciation (depreciation) recorded by each underlying Investment Vehicle.  The Company’s proportionate investment interest includes its share of interest and dividend income and expense, and realized and unrealized gains and losses on securities held by the underlying Investment Vehicles, net of operating expenses and fees.  Realized gains and losses on distributions from Investment Vehicles are generally recognized on a first in, first out basis.

The Company applies the practical expedient to interests in Investment Vehicles on an investment by investment basis, and consistently with respect to the Company’s entire interest in an investment.  The Company may adjust the valuation obtained from an Investment Vehicle with a premium, discount or reserve if it determines that the net asset value is not representative of fair value.

If the Company intends to sell all or a portion of its interest in an Investment Vehicle to a third-party in a privately negotiated transaction near the valuation date, the Company will consider offers from third parties to buy the interest in an Investment Vehicle in valuations which may be discounted for both probability of close and time.

When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”) with a debt security, the Company typically allocates its cost basis in the investment between debt securities and nominal cost equity at the time of origination.  If the Company is not reimbursed for investment or transaction related costs at the time an investment is made, the Company typically capitalizes those costs to the cost basis of the investment.

Interest income, adjusted for amortization of premium and accretion of discount on a yield to maturity methodology, is recorded on an accrual basis to the extent that such amounts are expected to be collected.  Origination and/or closing fees associated with investments in portfolio companies are accreted into income over the respective terms of the applicable loans.  Upon the prepayment of a loan or debt security, any unamortized original issue discount or market discount is recorded as interest income. Prepayment premiums are recorded on loans when received as interest income.  Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that the Company expects to collect such amounts.

For loans, debt securities, and preferred securities with contractual payment-in-kind interest or dividends, which represent contractual interest/dividends accrued and added to the loan balance or liquidation preference that generally becomes due at maturity, the Company will not ascribe value to payment-in-kind interest/dividends, if the portfolio company valuation indicates that the payment-in-kind interest is not collectible.  However, the Company may ascribe value to payment-in-kind interest if the health of the portfolio company and the underlying securities are not in question.  All payment-in-kind interest that has been added to the principal balance or capitalized is subject to ratification by the Valuation Committee.  For interest or deferred interest receivables purchased by the Company at a discount to their outstanding amount, the Company amortizes the discount using the effective yield method and records it as interest income over the life of the loan.  The Company will not ascribe value to the interest or deferred interest, if the Company has determined that the interest is not collectible.

Escrows from the sale of a portfolio company are generally valued at an amount, which may be expected to be received from the buyer under the escrow’s various conditions and discounted for both risk and time.

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies.  The Valuation Committee typically will look at the pricing of the security in which the guarantee provided support for the security and compare it to the price of a similar or hypothetical security without guarantee support.  The difference in pricing will be discounted for time and risk over the period in which the guarantee is expected to remain outstanding.

Investment Classification — As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control.”  “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments.  “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.  Generally, under that 1940 Act, we are deemed to control a company in which we have invested if we own 25% or more of the voting securities of such company or have greater than 50% representation on its board.  We are deemed to be an affiliate of a company in which we have invested if we own 5% or more and less than 25% of the voting securities of such company.

Investment Transactions and Related Operating Income — Investment transactions and related revenues and expenses are accounted for on the trade date.  The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified.  Dividend income and distributions on investment securities is recorded on the ex-dividend date.  The tax characteristics of such distributions received from our Portfolio Companies will be determined by whether or not the distribution was made from the investment’s current taxable earnings and profits or accumulated taxable earnings and profits from prior years. Interest income, which includes accretion of discount and amortization of premium, if applicable, is recorded on the accrual basis to the extent that such amounts are expected to be collected.  Fee income includes fees for guarantees and services rendered by the Company or its wholly-owned subsidiary to Portfolio Companies and other third parties such as due diligence, structuring, transaction services, monitoring services, and investment advisory services. Guaranty fees are recognized as income over the related period of the guaranty. Due diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Monitoring and investment advisory services fees are generally recognized as income as the services are rendered.  Any fee income determined to be loan origination fees is accreted into income over the respective terms of the applicable loans and any original issue discount and market discount are capitalized and then amortized into income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized original issue discount or market discount is recorded as interest income.  For investments with PIK interest and dividends, we base income and dividend accrual on the valuation of the PIK notes or securities received from the borrower.  If the portfolio company indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, the Company does not accrue interest or dividend income on the notes or securities.

The functional currency of the Company is the U.S. Dollar. Assets and liabilities denominated in a currency other than the U.S. Dollar are translated into U.S. Dollars at the closing rates of exchange on the date of determination. Purchases and sales of investments and income and expenses denominated in currencies other than U.S. Dollars are translated at the rates of exchange on the respective dates of the transactions. The resulting gains and losses from such currency translation are included in the Consolidated Statement of Operations. The Company does not isolate the portion of the results of operations resulting from the changes in foreign exchange rates on investments from the fluctuation arising from changes in fair values of securities held. Such fluctuations are included with the Net Realized and Unrealized Gain (Loss) on Investments and foreign currency in the Consolidated Statement of Operations.

Cash Equivalents - For the purpose of the Consolidated Balance Sheets and Consolidated Statements of Cash Flows, the Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. As of October 31, 2016, the Company had approximately $395,000 in cash equivalents and approximately $19.8 million in cash totaling approximately $20.2 million.  Of the $19.8 million in cash, approximately $328,000 was held by MVC Turf and approximately $1.1 million was held by MVC Cayman.  As of October 31, 2015, the Company had approximately $2.6 million in cash equivalents and approximately $7.8 million in cash totaling approximately $10.4 million.  Of the $7.8 million in cash, approximately $360,000 was held by MVC Turf and approximately $1.0 million was held by MVC Cayman.

Restricted Cash and Cash Equivalents - Cash and cash equivalent accounts that are not available to the Company for day—to-day use and are legally restricted are classified as restricted cash. Restricted cash and cash equivalents are carried at cost, which approximates fair value.  On April 26, 2011, the Company agreed to collateralize a 5.0 million Euro letter of credit from JPMorgan Chase Bank, N.A., which is related to a project guarantee by AB DnB NORD bankas to Security Holdings B.V., a portfolio company investment.  The Euro letter of credit was equivalent to approximately $5.5 million at October 31, 2015.  During the fiscal year ended October 31, 2016, the Euro letter of credit was released and is no longer collateralized by the Company and released from restricted cash.  During the fiscal year ended October 31, 2016, the Company agreed to cash collateralize a $500,000 working capital line of credit for an entity partially owned by MVC Environmental and a $300,000 letter of credit for RuMe, which were classified as restricted cash equivalents on the Company’s Consolidated Balance Sheets.

Restricted Securities — The Company may invest in privately placed restricted securities.  These securities may be resold in transactions exempt from registration or to the public if the securities are registered.  Disposal of these securities may involve time-consuming negotiations and expense, and a prompt sale at an acceptable price may be difficult.

Reclassifications — Certain amounts from prior years have been reclassified to conform to the current year presentation.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date.

Income Taxes — To be taxed as a regulated investment company (“RIC”), the Company is required (amongst other things) to distribute to its shareholders, in a timely manner, at least 90% of its investment company taxable income and 90% of its net tax-exempt income each year.  If the Company distributes, in a calendar year, at least 98% of its ordinary income and 98.2% of its capital gain net income for the one year period ending October 31st of such calendar year (as well as any undistributed amounts from previous years), it will not be liable for to the 4% non-deductible federal excise tax on certain undistributed income of RICs.

Our consolidated operating subsidiary, MVCFS, is subject to federal and state income tax.  We use the liability method in accounting for income taxes.  Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the differences are expected to reverse.  A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. There were no uncertain tax positions as of October 31, 2016 that needed to be recorded or disclosed on the financial statements.  The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. During the fiscal year ended October 31, 2016, the Company did not incur any interest or penalties.  Although we file federal and state tax returns, our major tax jurisdiction is federal for the Company and MVCFS.  The fiscal years 2013, 2014, 2015 and 2016 for the Company and MVCFS remain subject to examination by the federal, state and local tax authorities.

4.             Management

On November 6, 2003, Michael Tokarz assumed his positions as Chairman, Portfolio Manager and Director of the Company. From November 6, 2003 to October 31, 2006, the Company was internally managed.  Effective November 1, 2006, Mr. Tokarz’s employment agreement with the Company terminated and the obligations under that agreement were superseded by those under the Advisory Agreement entered into with TTG Advisers.  Under the terms of the Advisory Agreement, the Company pays TTG Advisers a base management fee and an incentive fee for its provision of investment advisory and management services.

Our Board of Directors, including all of the Independent Directors, last approved a renewal of the Advisory Agreement at their in-person meeting held on October 28, 2016.

Under the terms of the Advisory Agreement, TTG Advisers determines, consistent with the Company’s investment strategy, the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes.  TTG Advisers also identifies and negotiates the structure of the Company’s investments (including performing due diligence on prospective Portfolio Companies), closes and monitors the Company’s investments, determines the securities and other assets purchased, retains or sells and oversees the administration, recordkeeping and compliance functions of the Company and/or third parties performing such functions for the Company.  TTG Advisers’ services under the Advisory Agreement are not exclusive, and it may furnish similar services to other entities.  Pursuant to the Advisory Agreement, the Company is required to pay TTG Advisers a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.  The base management fee is calculated at 2.0% per annum of the Company’s total assets excluding cash, the value of any investment in a Third-Party Vehicle covered by a Separate Agreement (as defined in the Advisory Agreement) and the value of any investment by the Company not made in portfolio companies (“Non-Eligible Assets”) but including assets purchased with borrowed funds that are invested in portfolio companies.  The incentive fee consists of two parts: (i) one part is based on our pre-incentive fee net operating income; and (ii) the other part is based on the capital gains realized on our portfolio of securities acquired after November 1, 2003.

The Advisory Agreement provides for an expense cap pursuant to which TTG Advisers will absorb or reimburse operating expenses of the Company, to the extent necessary to limit the Company’s expense ratio (the consolidated expenses of the Company, including any amounts payable to TTG Advisers under the base management fee, but excluding the amount of any interest and other direct borrowing costs, taxes, incentive compensation and extraordinary expenses taken as a percentage of the Company’s average net assets) to 3.5% in each of the 2009 and 2010 fiscal years.

On various dates, TTG Advisers and the Company entered into annual agreements to extend the expense cap of 3.5% to the 2011, 2012, 2013 and 2014 fiscal years (“Expense Limitation Agreement”).  The Company and the Adviser agreed to continue the expense cap into fiscal year 2015 and fiscal year 2016, though they lowered the expense cap to 3.25% and modified the methodology so that the cap is applied to limit the Company’s ratio of expenses to total assets less cash (the “Modified Methodology”), consistent with the asset level used to calculate the base management fee. (The expenses covered by the cap remain unchanged.)  On October 29, 2015 and October 28, 2016, the Board of Directors, including all of the Independent Directors, approved the renewal of the Advisory Agreement for the 2016 fiscal year and 2017 fiscal year, respectively. Further, the Adviser agreed to waive a portion of the base management fee so that it is reduced to 1.50% for fiscal years 2016 and 2017. In March 2016, the Adviser agreed to modify its prior agreement to waive, effective November 1, 2015, the first $1.0 million of capital gains incentive fee due under the Advisory Agreement, such that the $1.0 million waiver of incentive fee would be applied to any incentive fee due under the agreement, whether it is a capital gains incentive fee or net operating income incentive fee.  Furthermore, the Company and the Adviser, similar to fiscal year 2016, agreed on an expense cap for fiscal year 2017 of 3.25% under the Modified Methodology.  The amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund continues to be excluded from the calculation of the Company’s expense ratio under the Expense Limitation Agreement.  In addition, for fiscal years 2010 through 2016, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement for its allocable portion of the compensation payable to certain officers of the Company, which may not exceed $200,000 per year in the aggregate (the “Voluntary Waiver”).  TTG Advisers also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.  As of October 31, 2016, the Company did not have an investment in an exchange traded fund.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund.  The PE Fund has closed on approximately $104 million of capital commitments.  The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to make additional investments that represent more than 5% of its total assets or more than 10% of the outstanding voting securities of the issuer (“Non-Diversified Investments”) through the PE Fund. As previously disclosed, the Company is restricted in its ability to make Non-Diversified Investments.  For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund.  Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund.  In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees generated by the PE Fund and its portfolio companies and a portion of any carried interest generated by the PE Fund.  Given this separate arrangement with the GP and the PE Fund (the “PM Agreement”), under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund. However, the Company’s limited partnership interest and GP interest in the PE Fund are subject to the PE Fund’s annual management fee, a portion of which, as described above, is retained by the Company and not paid out to TTG Advisers as portfolio manager of the PE Fund.  During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations.  Previously, MVC Partners was presented as a Portfolio Company on the Consolidated Schedules of Investments.  The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company.  There are additional disclosures resulting from this consolidation.

Management and portfolio fees (e.g., closing or monitoring fees) generated by the PE Fund (including its portfolio companies) that are paid to the GP are classified on the Consolidated Statements of Operations as Management fee income - Asset Management and Portfolio fee income - Asset Management, respectively.  The portion of such fees that the GP pays to TTG Advisers (in accordance with its PM Agreement described above) are classified on the Consolidated Statements of Operations as Management fee - Asset Management and Portfolio fees - Asset Management.  Under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

5.             Incentive Compensation

Effective November 1, 2006, Mr. Tokarz’s employment agreement with the Company terminated and the obligations under Mr. Tokarz’s agreement were superseded by those under the Advisory Agreement entered into with TTG Advisers.  Pursuant to the Advisory Agreement, the Company pays an incentive fee to TTG Advisers which is generally: (i) 20% of pre-incentive fee net operating income and (ii) 20% of cumulative aggregate net realized capital gains less aggregate unrealized depreciation (on our portfolio securities acquired after November 1, 2003).  TTG

Advisers is entitled to an incentive fee with respect to our pre-incentive fee net operating income in each fiscal quarter as follows:  no incentive fee in any fiscal quarter in which our pre-incentive fee net operating income does not exceed the lower hurdle rate of 1.75% of net assets, 100% of our pre-incentive fee net operating income with respect to that portion of such pre-incentive fee net operating income, if any, that exceeds the lower hurdle amount but is less than 2.1875% of net assets in any fiscal quarter and 20% of the amount of our pre-incentive fee net operating income, if any, that exceeds 2.1875% of net assets in any fiscal quarter.  Under the Advisory Agreement, the accrual of the provision for incentive compensation for net realized capital gains is consistent with the accrual that was required under the employment agreement with Mr. Tokarz.

At October 31, 2013, the provision for estimated incentive compensation was approximately $19.5 million.  During the fiscal year ended October 31, 2014, this provision for incentive compensation was decreased by a net amount of approximately $4.7 million to approximately $14.7 million.  The net decrease in the provision for incentive compensation during the fiscal year ended October 31, 2014 primarily reflects the Valuation Committee’s determination to decrease the fair values of eleven of the Company’s portfolio investments (MVC Automotive, G3K, Ohio Medical, NPWT, U.S. Gas, Velocitius, Octagon, Tekers, JSC Tekers, SGDA Europe and Biovation) by a total of approximately $40.7 million.  The net decrease in the provision also reflects the Valuation Committee’s determination to increase the fair values of twelve of the Company’s portfolio investments (Custom Alloy, Advantage, Biogenic, PrePaid Legal, RuMe, Freshii, Centile, Security Holdings, Summit, Morey’s, Turf and Vestal) by a total of approximately $11.5 million.  The Valuation Committee also increased the fair value of the Ohio Medical series C convertible preferred stock by approximately $4.0 million due to a PIK distribution, which was treated as a return of capital.  For the fiscal year ended October 31, 2014, no incentive compensation was paid.  Also, for the fiscal year ended October 31, 2014, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income did not exceed the hurdle rate.

At October 31, 2014, the provision for estimated incentive compensation was approximately $14.7 million. During the fiscal year ended October 31, 2015, the provision for incentive compensation was decreased by a net amount of approximately $9.7 million to approximately $5.0 million.  The net decrease in the provision for incentive compensation during the fiscal year ended October 31, 2015 primarily reflects the Valuation Committee’s determination to decrease the fair values of sixteen of the Company’s portfolio investments (Custom Alloy, NPWT, BAC, SIA Tekers Invest (“Tekers”), PrePaid Legal, Centile, Biovation, Inland, MVC Automotive, Ohio Medical, SGDA Europe, Security Holdings, JSC Tekers, Morey’s, Velocitius and Equus) by a total of approximately $58.2 million.  The net decrease in the provision also reflects the Valuation Committee’s determination to increase the fair values of five of the Company’s portfolio investments (Turf, RuMe, Biogenic, Advantage Insurance and SCSD) by a total of approximately $4.3 million.  The Valuation Committee also increased the fair value of the Ohio Medical series C convertible preferred stock by approximately $4.7 million due to a PIK distribution, which was treated as a return of capital.  For the fiscal year ended October 31, 2015, no incentive compensation was paid.  Also, for the fiscal year ended October 31, 2015, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income did not exceed the hurdle rate.

At October 31, 2015, the provision for estimated incentive compensation was approximately $5.0 million.  During the fiscal year ended October 31, 2016, this provision for incentive compensation was decreased by a net amount of approximately $3.0 million to approximately $1.9 million, including both the pre-incentive fee net operating income and the capitals gains incentive fee.  The net decrease in the provision for incentive compensation during the fiscal year ended October 31, 2016 primarily reflects the Valuation Committee’s determination to decrease the fair values of sixteen of the Company’s portfolio investments (Custom Alloy, MVC Automotive, Security Holdings, SGDA Europe, Tekers, Turf, JSC Tekers, RuMe, BAC, Biogenics, Morey’s, Ohio Medical, Equus, Legal Solutions, MVC Environmental and Initials by a total of approximately $32.0 million.  The net decrease in the provision also reflects the Valuation Committee’s determination to increase the fair values of ten of the Company’s portfolio investments (NPWT, Centile, SCSD, Agri-Carriers, RX, U.S. Gas, Advantage, Thunderdome, U.S. Tech and Vestal) by a total of approximately $8.5 million.  For the fiscal year ended October 31, 2016, no incentive compensation was paid.  For the quarter ended April 30, 2016, a $2.1 million provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income exceeded the hurdle rate.  In March 2016, the Adviser agreed to modify its prior agreement to waive, effective November 1, 2015, the first $1.0 million of capital gains incentive fee due under the Advisory Agreement, such that the $1.0 million waiver of incentive fee would be applied to any incentive fee due under the agreement, whether it is a capital gains incentive fee or net operating income incentive fee.  As such, a $1.0 million incentive fee waiver was recorded during the quarter ended April 30, 2016 resulting in a net $1.1 million provision being recorded for the net operating income portion of the incentive fee.  Also, for the quarter ended October 31, 2016, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate.

6.             Dividends and Distributions to Shareholders and Share Repurchase Program

As a RIC, the Company is required to distribute to its shareholders, in a timely manner, at least 90% of its investment company taxable income and tax-exempt income each year.  The Company did meet this requirement for the fiscal years ended October 31, 2016 and October 31, 2015.  If the Company distributes, in a calendar year, at least 98% of its income and 98.2% of its capital gains of such calendar year (as well as any portion of the respective 2% balances not distributed in the previous year), it will not be subject to the 4% non-deductible federal excise tax on certain undistributed income of RICs.

Dividends and capital gain distributions, if any, are recorded on the ex-dividend date.  Dividends and capital gain distributions are generally declared and paid quarterly according to the Company’s policy established on July 11, 2005. An additional distribution may be paid by the Company to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Distributions can be made payable by the Company either in the form of a cash distribution or a stock dividend.  The amount and character of income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Company, differing treatments of expenses paid by the Company, timing differences and differing characterizations of distributions made by the Company.  Key examples of the primary differences in expenses paid are the accounting treatment of MVCFS (which is consolidated for GAAP purposes, but not income tax purposes) and the variation in treatment of incentive compensation expense.  Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications and may affect the allocation between net operating income, net realized gain (loss) and paid-in capital.

All of our shareholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan (the “Plan”). All such shareholders will have any cash dividends and distributions automatically reinvested by the Plan Agent in additional shares of our common stock. Of course, any shareholder may elect to receive his or her dividends and distributions in cash. Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual shareholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for shareholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, shareholders must notify the Plan Agent, broker or other entity that holds the shares.

For the Fiscal Year Ended October 31, 2016

On December 21, 2015, the Company’s Board of Directors declared a dividend of $0.135 per share.  Additionally, due to the realization of capital gains, the Company’s Board of Directors declared a special dividend of $0.17 per share.  The dividends were paid on January 8, 2016 to shareholders of record on December 31, 2015 and totaled approximately $6.9 million.

During the quarter ended January 31, 2016, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 17,843 shares of our common stock at an average price of $7.65, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On April 15, 2016, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on April 29, 2016 to shareholders of record on April 25, 2016 and totaled approximately $3.1 million.

During the quarter ended April 30, 2016, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 8,337 shares of our common stock at an average price of $7.55, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On July 15, 2016, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on July 29, 2016 to shareholders of record on July 25, 2016 and totaled approximately $3.1 million.

During the quarter ended July 31, 2016, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 7,915 shares of our common stock at an average price of $8.09, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On October 14, 2016, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on October 31, 2016 to shareholders of record on October 24, 2016 and totaled approximately $3.0 million.

During the quarter ended October 31, 2016, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 7,642 shares of our common stock at an average price of $8.51, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

For the Fiscal Year Ended October 31, 2015

On December 19, 2014, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on January 7, 2015 to shareholders of record on December 31, 2014 and amounted to $3,064,881.

During the quarter ended January 31, 2015, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 5,647 shares of our common stock at an average price of $10.14, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On April 17, 2015, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on April 30, 2015 to shareholders of record on April 27, 2015 and amounted to $3,064,881.

During the quarter ended April 30, 2015, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 5,855 shares of our common stock at an average price of $9.92, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On July 17, 2015, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on July 31, 2015 to shareholders of record on July 27, 2015 and amounted to $3,064,881.

During the quarter ended July 31, 2015, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 6,141 shares of our common stock at an average price of $9.55, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On October 16, 2015, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on October 30, 2015 to shareholders of record on October 26, 2015 and amounted to $3,064,881.

During the quarter ended October 31, 2015, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 7,140 shares of our common stock at an average price of $8.33, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

For the Fiscal Year Ended October 31, 2014

On December 20, 2013, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on January 7, 2014 to shareholders of record on December 31, 2013. The total distribution amounted to $3,053,388.

During the quarter ended January 31, 2014, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 248 shares of our common stock at an average price of $13.52, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On April 14, 2014, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on April 30, 2014 to shareholders of record on April 24, 2014. The total distribution amounted to $3,032,750.

During the quarter ended April 30, 2014, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 271 shares of our common stock at an average price of $13.11, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On July 15, 2014, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on July 31, 2014 to shareholders of record on July 25, 2014. The total distribution amounted to $3,064,881.

During the quarter ended July 31, 2014, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 303 shares of our common stock at an average price of $12.40, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On October 17, 2014, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on October 31, 2014 to shareholders of record on October 27, 2014. The total distribution amounted to $3,064,881.

During the quarter ended October 31, 2014, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 229 shares of our common stock at an average price of $11.21, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

7.             Transactions with Other Parties

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company.  For example, the Company has a code of ethics that generally prohibits, among others, any officer or director of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company.  As a business development company, the 1940 Act also imposes regulatory restrictions on the Company’s ability to engage in certain related-party transactions.  However, the Company is permitted to co-invest in certain Portfolio Companies with its affiliates to the extent consistent with applicable law or regulation and, if necessary, subject to specified conditions set forth in an exemptive order obtained from the SEC.  During the past four fiscal years, no transactions were effected pursuant to the exemptive order.  As a matter of policy, our Board of Directors has required that any related-party transaction (as defined in Item 404 of Regulation S-K) must be subject to the advance consideration and approval of the Independent Directors, in accordance with applicable procedures set forth in Section 57(f) of the 1940 Act.

The principal equity owner of TTG Advisers is Mr. Tokarz, our Chairman.  Our senior officers and Mr. Holtsberg, a Director of the Company, have other financial interests in TTG Advisers (i.e., based on TTG Advisers’ performance).  In addition, our officers and the officers and employees of TTG Advisers may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by TTG Advisers or our affiliates.  However, TTG Advisers intends to allocate investment opportunities in a fair and equitable manner.

Our Board of Directors has approved a specific policy in this regard that is set forth in this Form 10-K.

8.             Concentration of Market and Credit Risk

Financial instruments that subjected the Company to concentrations of market risk consisted principally of equity investments, subordinated notes, debt instruments and escrow receivables (other than cash equivalents), which collectively represented approximately 84.99% and 77.62% of the Company’s total assets at October 31, 2016 and October 31, 2015, respectively. As discussed in Note 9, these investments consist of securities in companies with no readily determinable market values and as such are valued in accordance with the Company’s fair value policies and procedures. The Company’s investment strategy represents a high degree of business and financial risk due to the fact that the Company’s portfolio investments (other than cash equivalents) are generally illiquid, in small and middle market companies, and include foreign investments (which subject the Company to additional risks such as currency, geographic, demographic and operational risks), entities with little operating history or entities that possess operations in new or developing industries. These investments, should they become publicly traded, would generally be (i) subject to restrictions on resale, if they were acquired from the issuer in private placement transactions; and (ii) susceptible to market risk.  Additionally, we are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore may invest a significant portion of our assets in a relatively small number of portfolio companies, which gives rise to a risk of significant loss should the performance or financial condition of one or more portfolio companies deteriorate.  As of October 31, 2016, the fair value of our largest investment, U.S. Gas & Electric, Inc. (“U.S. Gas”), comprised 23.1% of our total assets and 35.8% of our net assets.  The Company’s investments in short-term securities are generally in U.S. government securities, with a maturity of greater than three months but generally less than one year or other high quality and highly liquid investments.  The Company considers all money market and other cash investments purchased with an original maturity of less than three months to be cash equivalents.

The following table shows the portfolio composition by industry grouping at fair value as a percentage of net assets as of October 31, 2016 and 2015.

	October 31, 2016	October 31, 2015
Energy Services	35.83%	32.08%
Electrical Engineering	12.47%	15.40%
Private Equity	9.23%	7.65%
Manufacturer of Pipe Fittings	7.42%	9.06%
Automotive Dealerships	5.60%	4.57%
Food Services	5.43%	4.89%
Renewable Energy	5.42%	5.88%
Consumer Products	5.28%	4.70%
Business Services	3.90%	6.02%
Manufacturer of Plastics Parts	3.60%	0.00%
Environmental Services	3.33%	4.77%
Electronics Component Manufacturing	3.46%	0.00%
Insurance	2.97%	2.73%
Regulated Investment Company	2.97%	2.60%
Specialty Chemicals	2.91%	2.51%
Distributor - Landscaping and Irrigation Equipment	2.77%	2.66%
Iron Foundries	2.75%	2.23%
Software	2.75%	5.17%
Welding Equipment Manufacturer	2.53%	0.00%
Technology Investment - Financial Services	2.12%	1.90%
Manufacturer of Equipment Components	1.83%	0.00%
Electronics Manufacturing and Repair	1.81%	1.70%
Real Estate Management	1.33%	1.72%
Restaurants	1.08%	0.66%
Manufacturer of Laminate Material and Composites	0.03%	0.18%
Transportation	0.00%	4.00%
Port Facilities	0.00%	0.12%
Medical Device Manufacturer	0.00%	13.12%
Retail Store Fixtures	0.00%	0.00%
	128.82%	136.32%

The Company is classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of portfolio companies in a limited number of industries.  Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may continue to be significantly represented among our investments.  To the extent that we have large positions in the securities of a small number of portfolio companies, we are subject to an increased risk of significant loss should the performance or financial condition of these portfolio companies or their respective industries deteriorate.  We may also be more susceptible to any single economic or regulatory occurrence as a result of holding large positions in a small number of portfolio companies.

9.             Portfolio Investments

Pursuant to the requirements of the 1940 Act and ASC 820, we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with Valuation Procedures adopted by our Board of Directors.  As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures.

The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

•                                Level 1: Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. We use Level 1 inputs for investments in publicly traded unrestricted securities for which we do not have a controlling interest. Such investments are valued at the closing price on the measurement date.  We valued one of our investments using Level 1 inputs as of October 31, 2016.

•                                Level 2: Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly or other inputs that are observable or can be corroborated by observable market data. Additionally, the Company’s interests in Investment Vehicles that can be withdrawn by the Company at the net asset value reported by such Investment Vehicle as of the measurement date, or within six months of the measurement date, are generally categorized as Level 2 investments.  We valued our U.S. Treasury obligations using Level 2 inputs as of October 31, 2016.

•                                Level 3: Level 3 inputs are unobservable and cannot be corroborated by observable market data. Additionally, included in Level 3 are the Company’s interests in Investment Vehicles from which the Company cannot withdraw at the net asset value reported by such Investment Vehicles as of the measurement date, or within six months of the measurement date.  We use Level 3 inputs for measuring the fair value of substantially all of our investments. See Note 3 “Significant Accounting Policies” for the investment valuation policies used to determine the fair value of these investments.

As noted above, the interests in Investment Vehicles are included in Level 2 or 3 of the fair value hierarchy.  In determining the appropriate level, the Company considers the length of time until the investment is redeemable, including notice and lock-up periods and any other restriction on the disposition of the investment.  The Company also considers the nature of the portfolios of the underlying Investment Vehicles and such vehicles’ ability to liquidate their investment.

The following fair value hierarchy table sets forth our investment portfolio by level as of October 31, 2016 and 2015 (in thousands):

	October 31, 2016
	Level 1	Level 2	Level 3	Total
Senior/Subordinated Loans and credit facilities	$—	$—	$141,893	$141,893
Common Stock	8,311	—	9,524	17,835
Preferred Stock	—	—	115,195	115,195
Warrants	—	—	1,886	1,886
Common Equity Interest	—	—	53,811	53,811
LP Interest of the PE Fund	—	—	25,167	25,167
GP Interest of the PE Fund	—	—	631	631
LLC Interest	—	—	3,992	3,992
Guarantee	—	—	(291)	(291)
Escrow Receivable	—	—	9,152	9,152
Short-term investments	—	34,992	—	34,992
Total Investments, net	$8,311	$34,992	$360,960	$404,263

	October 31, 2015
	Level 1	Level 2	Level 3	Total
Senior/Subordinated Loans and credit facilities	$—	$—	$138,471	$138,471
Common Stock	7,645	—	7,953	15,598
Preferred Stock	—	—	149,026	149,026
Warrants	—	—	1,661	1,661
Common Equity Interest	—	—	69,677	69,677
LP Interest of the PE Fund	—	—	21,940	21,940
GP Interest of the PE Fund	—	—	552	552
LLC Interest	—	—	3,992	3,992
Guarantee	—	—	(41)	(41)
Escrow Receivable	—	—	293	293
Short-term investments	—	89,682	—	89,682
Total Investments, net	$7,645	$89,682	$393,524	$490,851

A review of fair value hierarchy classifications is conducted on a quarterly basis.  Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities.  Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the period in which the reclassifications occur.  During the fiscal year ended October 31, 2016 and October 31, 2015, there were no transfers in and out of Level 1 or 2.

The following tables sets forth a summary of changes in the fair value of investment assets and liabilities measured using Level 3 inputs for the fiscal years ended October 31, 2016 and October 31, 2015 (in thousands):

	Balances, November 1, 2015	Realized Gains (Losses) (1)	Reversal of Prior Period (Appreciation) Depreciation on Realization (2)	Unrealized Appreciation (Depreciation) (3)	Purchases (4)	Sales (5)	Transfers In & Out of Level 3	Balances, October 31, 2016	Total Loss for the Year Included in Earnings Attributable to the Change in Unrealized Appreciation (Depreciation) on Investments held as of October 31, 2016
Senior/Subordinated Loans and credit facilities	$138,471	$(12,151)	$13,218	$(7,504)	$52,631	$(42,772)	$—	$141,893	$(9,248)
Common Stock	7,953	(16,993)	16,993	(1,508)	3,081	(2)	—	9,524	(7,058)
Preferred Stock	149,026	(14,671)	14,052	4,736	—	(37,948)	—	115,195	70,974
Warrants	1,661	(1,111)	1,111	(504)	729	—	—	1,886	536
Common Equity Interest	69,677	—	—	(16,153)	1,599	(1,312)	—	53,811	(79,849)
LP Interest of the PE Fund	21,940	—	—	3,227	—	—	—	25,167	11,328
GP Interest of the PE Fund	552	—	—	79	—	—	—	631	278
LLC Interest	3,992	—	—	—	—	—	—	3,992	456
Guarantees	(41)	—	—	(250)	—	—	—	(291)	(291)
Escrow Receivable	293	(534)	—	—	11,014	(1,621)	—	9,152	—
Total	$393,524	$(45,460)	$45,374	$(17,877)	$69,054	$(83,655)	$—	$360,960	$(12,874)

	Balances, November 1, 2014	Realized Gains (Losses) (1)	Reversal of Prior Period (Appreciation) Depreciation on Realization (2)	Unrealized Appreciation (Depreciation) (3)	Purchases (4)	Sales (5)	Transfers In & Out of Level 3	Balances, October 31, 2015	Total Loss for the Year Included in Earnings Attributable to the Change in Unrealized Appreciation (Depreciation) on Investments held as of October 31, 2015
Senior/Subordinated Loans and credit facilities	$129,129	$(2,073)	$1,943	$(12,193)	$61,216	$(39,551)	$—	$138,471	$(15,048)
Common Stock	24,547	8,340	(8,350)	(718)	1,034	(16,900)	—	7,953	(22,544)
Preferred Stock	160,459	—	—	(16,148)	4,715	—	—	149,026	52,187
Warrants	713	—	—	328	620	—	—	1,661	(70)
Common Equity Interest	98,606	(2,730)	(72)	(20,508)	3,046	(8,665)	—	69,677	(63,696)
LP Interest	19,969	—	—	1,971	—	—	—	21,940	8,101
GP Interest	504	—	—	48	—	—	—	552	199
LLC Interest	3,992	—	—	—	—	—	—	3,992	456
Guarantees	(67)	—	—	26	—	—	—	(41)	(41)
Escrow Receivable	—	—	—	(15)	308	—	—	293	—
Total	$437,852	$3,537	$(6,479)	$(47,209)	$70,939	$(65,116)	$—	$393,524	$(40,456)

(1)                   Included in net realized gain (loss) on investments in the Consolidated Statements of Operations.

(2)                   Included in net unrealized appreciation (depreciation) of investments in the Consolidated Statements of Operations related to securities disposed of during the fiscal year ended October 31, 2016 and October 31, 2015, respectively.

(3)                   Included in net unrealized appreciation (depreciation) of investments in the Consolidated Statements of Operations related to securities held at October 31, 2016 and October 31, 2015, respectively.

(4)                   Includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, premiums and closing fees and the exchange of one or more existing securities for new securities.  For the fiscal year ended October 31, 2016 and October 31, 2015, a total of approximately $7.1 million and $2.3 million, respectively, of PIK interest and dividends and amortization of discounts and fees are included.

(5)                   Includes decreases in the cost basis of investments resulting from principal repayments or sales.

In accordance with ASU 2011-04, the following table summarizes information about the Company’s Level 3 fair value measurements as of October 31, 2016 and October 31, 2015 (Fair Value is disclosed in thousands):

Quantitative Information about Level 3 Fair Value Measurements*

	Fair value as of			Range		Weighted
	10/31/2016	Valuation technique	Unobservable input	Low	High	average (a)

Common Stock (c) (d)	$9,524	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%	0.0%	0.0%
			Real Estate Appraisals	N/A	N/A	N/A

		Income Approach	Discount Rate	13.3%	30.0%	17.0%
			Perpetual Growth Rate of Free Cash Flow	2.0%	2.0%	2.0%

		Market Approach	Revenue Multiple	1.4x	1.4x	1.4x
			EBITDA Multiple	5.5x	5.5x	5.5x
			Forward EBITDA Multiple	5.6x	7.0x	6.7x
			Minority Discount	10.0%	10.0%	10.0%
			Illiquidity Discount	15.0%	15.0%	15.0%

Senior/Subordinated loans and credit facilities (b) (d)	$141,893	Market Approach	EBITDA Multiple	3.8x	8.8x	6.7x
			Forward EBITDA Multiple	5.6x	7.0x	5.8x
			Revenue Multiple	1.4x	1.4x	1.4x
			Discount to Letter of Intent	0.0%	0.0%	0.0%
			Illiquidity Discount	15.0%	15.0%	15.0%

		Income Approach	Required Rate of Return	11.6%	39.9%	15.6%
			Discount Rate	18.1%	30.0%	18.2%

		Adjusted Net Asset Approach	Real Estate Appraisals	N/A	N/A	N/A
			Discount to Net Asset Value	0.0%	30.0%	22.3%

LP Interest (e)	$25,167	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%	0.0%	0.0%

GP Interest (e)	$631	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%	0.0%	0.0%

LLC Interest	$3,992	Market Approach	EBITDA Multiple	6.0x	6.0x	6.0x

Common Equity Interest	$53,811	Market Approach	Revenue Multiple	2.0x	2.0x	2.0x
			EBITDA Multiple	3.8x	5.5x	3.9x
			Forward EBITDA Multiple	7.0x	7.0x	7.0x

		Adjusted Net Asset Approach	Real Estate Appraisals	N/A	N/A	N/A
			Discount to Net Asset Value	0.0%	0.0%	0.0%

	Fair value as of			Range		Weighted
	10/31/2016	Valuation technique	Unobservable input	Low	High	average (a)

		Income Approach	Discount Rate	15.9%	18.1%	16.2%
			Perpetual Growth Rate of Free Cash Flow	3.0%	3.0%	3.0%

Preferred Stock (c)	$115,195	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%	0.0%	0.0%
			Real Estate Appraisals	N/A	N/A	N/A

		Market Approach	Revenue Multiple	1.4x	1.4x	1.4x
			EBITDA Multiple	5.0x	5.0x	5.0x
			% of AUM	0.77%	0.77%	0.77%
			Illiquidity Discount	30.0%	30.0%	30.0%
			Multiple of Book Value	1.0x	1.0x	1.0x
			EBT Multiple	15.0x	15.0x	15.0x
			Discount to Letter of Intent	0.0%	0.0%	0.0%

		Income Approach	Discount Rate	15.7%	15.7%	15.7%
			Perpetual Growth Rate of Free Cash Flow	2.5%	2.5%	2.5%

Warrants	$1,886	Market Approach	Minority Discount	10.0%	10.0%	10.0%
			EBITDA Multiple	5.5x	6.7x	6.1x
			Revenue Multiple	1.4x	1.4x	1.4x

		Income Approach	Discount Rate	13.3%	13.3%	13.3%
			Perpetual Growth Rate of Free Cash Flow	2.0%	2.0%	2.0%

		Adjusted Net Asset Approach	Discount to Net Asset Value	27.2%	27.2%	27.2%

Guarantees	$(291)	Income Approach	Discount Rate	7.3%	20.0%	19.4%

Escrows	$9,152	Income Approach	Discount Rate	20.0%	20.0%	20.0%
Total	$360,960

Notes:

(a) Calculated based on fair values.

(b) Certain investments are priced using non-binding broker or dealer quotes.

(c) Certain common and preferred stock investments are fair valued based on liquidation-out preferential rights held by the Company.

(d) Real estate appraisals are performed by independent third parties and the Company does not have reasonable access to the underlying unobservable inputs.

(e) Practical expedient is used utilizing the net asset valuations provided by the GP

* The above table excludes certain investments whose fair value is zero due to certain specific situations at the portfolio company level.

NM - Not Meaningful

Quantitative Information about Level 3 Fair Value Measurements*

	Fair value as of			Range		Weighted
	10/31/2015	Valuation technique	Unobservable input	Low	High	average (a)
Common Stock (c) (d)	$7,953	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%	0.0%	0.0%
			Real Estate Appraisals	N/A	N/A	N/A

		Income Approach	Discount Rate	15.0%	30.0%	29.9%

		Market Approach	Revenue Multiple	2.0x	2.0x	2.0x
			EBITDA Multiple	4.7x	4.7x	4.7x
			Forward EBITDA Multiple	7.0x	7.0x	7.0x
			Discount to Letter of Intent	2.4%	2.4%	2.0%

Senior/Subordinated loans and credit facilities (b) (d)	$137,462	Market Approach	EBITDA Multiple	5.0x	6.0x	5.1x
			Forward EBITDA Multiple	7.0x	7.0x	7.0x

		Income Approach	Required Rate of Return	10.3%	35.0%	15.6%
			Discount Rate	14.9%	14.9%	14.9%
			Perpetual Growth Rate of Free Cash Flow	2.0%	2.0%	0.0%
		Adjusted Net Asset Approach	Real Estate Appraisals	N/A	N/A	N/A

LP Interest (e)	$21,940	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%	0.0%	0.0%

GP Interest (e)	$552	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%	0.0%	0.0%

LLC Interest	$3,992	Market Approach	EBITDA Multiple	6.0x	6.0x	6.0x

Common Equity Interest	$69,677	Market Approach	Revenue Multiple	2.0x	2.0x	2.0x
			Forward EBITDA Multiple	7.0x	7.0x	7.0x
			EBITDA Multiple	5.5x	5.6x	5.6x
			Multiple of Book Value	1.0x	1.0x	1.0x

		Adjusted Net Asset Approach	Real Estate Appraisals	N/A	N/A	N/A

		Income Approach	Discount Rate	13.0%	15.9%	15.6%
			Perpetual Growth Rate of Free Cash Flow	3.0%	3.0%	3.0%

Preferred Stock (c)	$149,026	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%	0.0%	0.0%
			Real Estate Appraisals	N/A	N/A	N/A

	Fair value as of			Range		Weighted
	10/31/2015	Valuation technique	Unobservable input	Low	High	average (a)
		Market Approach	Revenue Multiple	2.0x	2.0x	2.0x
			EBITDA Multiple	5.0x	5.0x	3.4x
			% of AUM	0.82%	0.82%	0.82%
			Illiquidity Discount	30.0%	30.0%	30.0%
			Multiple of Book Value	1.0x	1.0x	1.0x
			EBT Multiple	20.7x	20.7x	20.7x
			Discount to Letter of Intent	2.4%	2.4%	2.4%

		Income Approach	Discount Rate	15.0%	15.9%	15.9%
			Perpetual Growth Rate of Free Cash Flow	2.5%	2.5%	2.5%

Warrants	$2,670	Market Approach	Discount to Enterprise Value of Joint Venture	0.0%	0.0%	0.0%

Guarantees	$(41)	Income Approach	Discount Rate	7.3%	7.3%	7.3%

Escrows	$293	Income Approach	Discount Rate	5.0%	5.0%	5.0%
Total	$393,524

Notes:

(a) Calculated based on fair values.

(b) Certain investments are priced using non-binding broker or dealer quotes.

(c) Certain common and preferred stock investments are fair valued based on liquidation-out preferential rights held by the Company.

(d) Real estate appraisals are performed by independent third parties and the Company does not have reasonable access to the underlying unobservable inputs.

(e) Practical expedient is used utilizing the net asset valuations provided by the GP

* The above table excludes certain investments whose fair value is zero due to certain specific situations at the portfolio company level.

NM - Not Meaningful

ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in equity, and disclosures about fair value measurements.  ASU 2011-04 requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy, including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any.

Following are descriptions of the sensitivity of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the above table.  For securities utilizing the income approach valuation technique, a significant increase (decrease) in the discount rate, risk premium or discount for lack of marketability would result in a significantly lower (higher) fair value measurement. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk. Generally, a change in the discount rate is accompanied by a directionally similar change in the risk premium and discount for lack of marketability.  For securities utilizing the market approach valuation technique, a significant increase (decrease) in the EBITDA, revenue multiple or other key unobservable inputs listed in the above table would result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in the discount for lack of marketability would result in a significantly lower (higher) fair value measurement. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk.  For securities utilizing an adjusted net asset approach valuation technique, a significant increase (decrease) in the price to book value ratio, discount rate or other key unobservable inputs listed in the above table would result in a significantly higher (lower) fair value measurement.

For the Fiscal Year Ended October 31, 2016

During the fiscal year ended October 31, 2016, the Company made six new investments, committing capital that totaled approximately $35.7 million.  The investments were made in Somotra ($1.7 million), Pride ($5.1 million), Dukane ($7.0 million), Quantum ($10.0 million), FDS ($2.3 million) and HTI ($9.6 million).

During the fiscal year ended October 31, 2016, the Company made 9 follow-on investments in six existing portfolio companies that totaled approximately $8.5 million.  On November 20, 2015 and December 3, 2015, the Company invested an additional $538,000 and $1.1 million, respectively, in MVC Automotive common equity.  On January 4, 2016, the Company loaned an additional $1.5 million to Legal Solutions, which increased the senior subordinated loan to approximately $10.2 million. On February 1, 2016, the Company loaned an additional $1.1 million to Thunderdome, which increased the second lien loan to approximately $3.0 million.  On May 5, 2016, the Company loaned $30,000 to BAC in the form of a senior loan with an interest rate of 5% and a maturity date of May 5, 2021.  On June 28, 2016, the Company loaned approximately $1.7 million to MVC Automotive in the form of a bridge loan with an interest rate of 6% and a maturity date of December 31, 2016.  On June 28, 2016, the Company loaned approximately $28,000 to Tekers in the form of a bridge loan with an interest rate of 6% and a maturity date of June 27, 2017.  On October 12, 2016, the Company loaned an additional $1.6 million to MVC Automotive in the form of a bridge loan and extended the maturity date to June 30, 2017.  The loan had an outstanding balance at October 31, 2016 of approximately $3.3 million.  On October 7, 2016, the Company loaned RuMe $900,000 in the form of a subordinated note with an interest rate of 10% and a maturity date of October 7, 2017.  The Company also guaranteed $1.0 million of a third party’s working capital line of credit and received a warrant at no cost and allocated a portion of the cost basis of the loan to the warrant at the time the investment was made.

On November 3, 2015, Results Companies repaid its loan in full totaling approximately $10.0 million, including all accrued interest.

On December 22, 2015, the Company realized a loss of approximately $1.5 million due to the dissolution of Biovation.

On December 24, 2015, the Company realized losses of approximately $5.5 million on Inland senior secured loan and $713,000 on its warrants as part of Inland’s restructuring.  As part of the restructuring, the Company obtained a $6.0 million senior secured loan from MVC Environmental, a holding company formed by the Company that owns and operates intellectual property and environmental service facilities for oil and gas waste recycling related to Inland, and received 950 of its common shares.  The loan bears annual interest of 9% and matures on December 22, 2020.

On December 31, 2015, the Company completed the sale of Ohio Medical through an asset sale.  The Company expects gross proceeds of approximately $40.0 million, including fees, which results in a realized loss of approximately $30.5 million. At the time of closing, the Company received cash proceeds of approximately $29.0 million, which included $2.3 million in monitoring and closing fees, and anticipates receiving an additional $11.0 million, assuming the full receipt of all escrow proceeds scheduled for various periods, with the final release of payment scheduled for 18 months from the closing.  The Company has received approximately $1.3 million in escrow proceeds as of July 31, 2016.  The fair value of the escrow as of July 31, 2016 was approximately $8.8 million.

On March 7, 2016 and July 28, 2016, the Company received dividends of $10.0 million and $2.5 million, respectively, from U.S. Gas.

On April 18, 2016, Somotra repaid its loan in full totaling approximately $1.7 million, including all accrued interest.

On May 6, 2016, RX repaid $8.0 million on its loan.  In addition, RX repaid all outstanding accrued and deferred interest for a total payment of approximately $9.9 million.  As part of the transaction, which led to the repayment, RX was reorganized into FDS, Inc., a data service provider.  The Company’s outstanding $2.3 million of principal was changed to a senior subordinated loan with an interest rate of 16% and a maturity date of November 30, 2016.

On May 31, 2016, the Company realized a loss of approximately $1.2 million from the dissolution of NPWT.

On September 19, 2016, Agri-Carriers repaid $11.8 million of principal on its loan.  In addition, Agri-Carriers repaid all outstanding accrued and deferred interest for a total payment of approximately $13.7 million.

On October 31, 2016, the Company realized a loss of approximately $5.6 million on its investment in G3K.

During the fiscal year ended October 31, 2016, the Company recorded a distribution of approximately $1.9 million from Security Holdings of which a portion was recorded as a return of capital and a portion was recorded as dividend income.

During the fiscal year ended October 31, 2016, the Company received distributions totaling approximately $97,000 from the PE Fund that were recorded as dividend income.

During the fiscal year ended October 31, 2016, Thunderdome made principal payments totaling approximately $51,000 on its second lien loan.  The Company subsequently loaned Thunderdome an additional $1.1 million.  The balance of the loan at October 31, 2016 was approximately $3.0 million.

During the fiscal year ended October 31, 2016, Dukane made principal payments totaling approximately $36,000 on its second lien loan.  The balance of the loan at October 31, 2016 was approximately $7.1 million.

During the quarter ended January 31, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Foliofn preferred stock by $34,000, Turf loan by approximately $19,000 and guarantee by approximately $6,000, RuMe series C preferred stock by $630,000 and series B-1 preferred stock by $160,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $947,000, NPWT preferred stock by $4,000, Centile equity interest by $260,000, Argi-Carriers loan by approximately $108,000, RX loan by approximately $409,000 and SCSD common stock by $750,000.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal, Agri-Carriers, RX, Legal Solutions, MVC Environmental and U.S. Gas were due to the capitalization of PIK interest totaling $3,337,651.  The Valuation Committee also decreased the fair value of the Company’s investments in: Custom Alloy second lien and unsecured loans by a total of approximately $2.4 million, MVC Automotive equity interest by approximately $27,000, Security Holdings equity interest by approximately $4.6 million, SGDA Europe equity interest by approximately $2.9 million, Tekers common stock by $35,000, JSC Tekers preferred stock by approximately $740,000 and common stock by $4,000, BAC common stock by approximately $38,000, Biogenic warrant and loan by a total of approximately $35,000, Morey’s second lien loan by approximately $1.1 million, Legal Solutions loan by approximately $310,000 and the Ohio Medical escrow by approximately $1.3 million that was recorded as a realized loss.

During the quarter ended April 30, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Security Holdings equity interest by $911,000, RuMe series B-1 preferred stock by approximately $347,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $763,000, JSC Tekers preferred stock by approximately $575,000, Centile equity interest by $281,000, Morey’s loan by approximately $51,000, Custom Alloy unsecured loan by approximately $50,000, Turf guarantee by approximately $6,000 and the Initials loan by approximately $2,000.  The Valuation Committee also increased the Ohio Medical escrow by approximately $177,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal, Agri-Carriers, RX, Legal Solutions, MVC Environmental, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $1,495,179.  The Valuation Committee also decreased the fair value of the Company’s investments in: Custom Alloy second lien loan by approximately $1.5 million, RuMe series C preferred stock by approximately $203,000 and common stock by approximately $144,000, Foliofn preferred stock by approximately $254,000, MVC Automotive equity interest by approximately $506,000, SGDA Europe equity interest by approximately $219,000, Tekers common stock by $266,000, Turf loan by approximately $138,000, U.S. Gas preferred stock series I by $3.9 million, BAC common stock by approximately $92,000, Biogenic warrant and loans by a total of approximately $136,000, Advantage preferred stock by approximately $67,000, MVC Environmental common stock by $38,000,  Agri-Carriers loan by approximately $133,000, RX loan by approximately $179,000 and Legal Solutions loan by approximately $91,000.

During the quarter ended July 31, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Agri-Carriers loan by approximately $120,000, Thunderdome loan by $30,000, U.S. Tech loan by $50,000, Advantage preferred stock by approximately $161,000, Morey’s loan by approximately $358,000, Turf loan by approximately $14,000 and guarantee by approximately $6,000, Vestal loan by approximately $129,000, common stock by approximately $462,000 and warrants by approximately $459,000, MVC Environmental common stock by $67,000, Foliofn preferred stock by approximately $324,000, Legal Solutions loan by approximately $271,000 and Security Holdings equity interest by $292,000.  The Valuation Committee also increased the Ohio Medical escrow by approximately $210,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal, Agri-Carriers, Initials, Legal Solutions, MVC Environmental, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $1,865,633.  The Valuation Committee also decreased the fair value of the Company’s investments in: Custom Alloy second lien and unsecured loans by a total of approximately $2.9 million, Tekers common stock by $41,000 and loan by approximately $28,000, BAC common stock by approximately $72,000, Centile equity interest by $17,000, Initials loan by approximately $32,000, JSC Tekers preferred stock by approximately $1.0 million, MVC Automotive equity interest by approximately $448,000, SGDA Europe equity interest by approximately $245,000, Biogenic warrant and loans by a total of approximately $5.5 million and the MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $356,000.

During the quarter ended October 31, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Advantage preferred stock by approximately $195,000, Custom Alloy second lien loan by approximately $256,000, Foliofn preferred stock by approximately $240,000, Legal Solutions loan by approximately $1,000, Morey’s loan by approximately $415,000, Turf guarantee by approximately $9,000, U.S. Gas preferred stock series I by $9.6 million, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.9 million, RuMe warrant by approximately $718,000 and the Biogenic loans by a total of approximately $3.2 million.  The Valuation Committee also increased the Ohio Medical escrow by approximately $364,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to Vestal, HTI, Legal Solutions, MVC Environmental, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $402,287.  The Valuation Committee also decreased the fair value of the Company’s investments in: BAC common stock by approximately $298,000, Centile equity interest by $50,000, Custom Alloy unsecured loan by approximately $32,000, Initials loan by approximately $35,000, JSC Tekers preferred stock by approximately $139,000, MVC Automotive equity interest by approximately $1.7 million, RuMe common stock by $240,000, series C preferred stock by $1.1 million, series B-1 preferred stock by $158,000 and guarantee by approximately $278,000, Security Holdings equity interest by $7.0 million, SGDA Europe equity interest by approximately $1.4 million, Turf loan by approximately $2,000, Vestal loan by approximately $72,000, common stock by approximately $35,000 and warrants by approximately $21,000 and MVC Environmental common stock by $1.5 million.

During the fiscal year ended October 31, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Turf guarantee by approximately $27,000, RuMe series B-

1 preferred stock by $349,000 and warrant by approximately $718,000, Agri-Carriers loan by approximately $95,000, Thunderdome loan by $30,000, U.S. Tech loan by $50,000, Vestal loan by approximately $57,000, common stock by approximately $427,000 and warrants by approximately $438,000, U.S. Gas preferred stock series I by $5.7 million, Advantage preferred stock by approximately $289,000, Foliofn preferred stock by approximately $344,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $3.3 million, NPWT preferred stock by $4,000, Centile equity interest by $474,000, RX loan by approximately $230,000 and SCSD common stock by $750,000.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal, Agri-Carriers, RX, Legal Solutions, Initials, MVC Environmental, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $7,100,750.  The Valuation Committee also decreased the fair value of the Company’s investments in: Custom Alloy second lien and unsecured loans by a total of approximately $6.5 million, MVC Automotive equity interest by approximately $2.7 million, RuMe common stock by approximately $384,000, series C preferred stock by $632,000 and guarantee by approximately $278,000, SGDA Europe equity interest by approximately $4.8 million, Tekers common stock by $342,000 and loan by approximately $28,000, Initials loan by approximately $65,000, Turf loan by approximately $107,000, MVC Environmental common stock by $1.5 million, Security Holdings equity interest by $10.4 million, JSC Tekers preferred stock by approximately $1.3 million and common stock by $4,000, Biogenic warrant and loans by a total of approximately $2.4 million, Morey’s loan by approximately $323,000, Legal Solutions loan by approximately $129,000, BAC common stock by approximately $500,000 and the Ohio Medical escrow by approximately $534,000 that was recorded as a realized loss.

At October 31, 2016, the fair value of all portfolio investments, exclusive of U.S. Treasury obligations and escrow receivables, was $360.1 million with a cost basis of $374.7 million.  At October 31, 2016, the fair value and cost basis of Legacy Investments was $5.9 million and $23.8 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $354.2 million and $350.9 million, respectively.  At October 31, 2015, the fair value of all portfolio investments, exclusive of U.S. Treasury obligations and escrow receivables, was $400.9 million with a cost basis of $443.7 million.  At October 31, 2015, the fair value and cost basis of the Legacy Investments was $5.6 million and $23.8 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $395.3 million and $419.9 million, respectively.

For the Fiscal Year Ended October 31, 2015

During the fiscal year ended October 31, 2015, the Company made eight new investments, committing capital totaling approximately $58.1 million.  The investments were made in RX ($10.3 million), Agri-Carriers ($11.8 million), Legal Solutions ($8.7 million), Results Companies ($9.0 million), Vestal ($6.5 million), Thunderdome ($2.0 million), Initials ($4.8 million) and U.S. Technologies ($5.0 million).

During the fiscal year ended October 31, 2015, the Company made 5 follow-on investments into 4 existing portfolio companies totaling approximately $4.3 million.  On May 27, 2015, the Company invested an additional $1.1 million into MVC Automotive in the form of common equity interest.  On June 3, 2015, the Company invested an additional $250,000 into Centile in the form of common equity interest. On July 6, 2015, the Company invested $250,000 into BAC in the form of equity.  See below for further information on BAC.  On July 7, 2015, the Company made a secured $1.0 million loan to Biogenic.  The loan has a 16% interest rate and matures on February 29, 2016.

The Company also received a warrant at no cost and allocated a portion of the cost basis of the loan to the warrant at the time the investment was made. On October 19, 2015, the Company invested an additional $1.7 million in MVC Automotive in the form of common equity interest.

On November 26, 2014, Summit Research Labs, Inc. repaid its second lien loan in full including all accrued interest totaling approximately $25.7 million.

On December 31, 2014, the Company received distributions totaling $388,000 from the PE Fund, which was treated as a return of capital.

On April 20, 2015, BAC credit purchased the assets of Biovation.  The Company received 90 shares of class B non-voting common stock in BAC as part of the transaction and realized a loss on Biovation of approximately $2.2 million.

On May 1, 2015, the Company sold 2,893 shares of common stock in Ohio Medical for a nominal amount resulting in no realized gain or loss.

On May 29, 2015, the Company sold its 81,000 shares of common stock in Vestal receiving total proceeds of approximately $17.9 million resulting in a realized gain of approximately $15.0 million.  The total proceeds include a $1.0 million dividend and assumes full receipt of the escrow proceeds.  The $600,000 loan was also repaid in full, including all accrued interest.  As part of the transaction, the Company reinvested approximately $6.3 million in the form of a subordinated loan, $250,000 for 5,610 shares of common stock and a warrant with no cost. The loan has an interest rate of 15% and matures on November 28, 2021.

On June 19, 2015, the Company monetized a majority of its investment in Velocitius, receiving approximately $9.2 million in proceeds, which included a return of capital and closing fees and was net of a minimal currency loss.

On October 16, 2015, the Company sold its remaining equity interest in Velocitius and received zero proceeds resulting in a realized loss of approximately $2.7 million.

On October 30, 2015, the Company realized a loss of $6.7 million with the dissolution of HH&B.

During the fiscal year ended October 31, 2015, the Company sold its $10.0 million PrePaid Legal loan for proceeds totaling approximately $10.1 million, including all accrued interest.

During the fiscal year ended October 31, 2015, Custom Alloy made principal payments totaling $3.5 million on its unsecured subordinated loan.  The balance of the loan at October 31, 2015 was $3.0 million.

During the quarter ended January 31, 2015, the Valuation Committee increased the fair value of the Company’s investments in: Foliofn, Inc. (“Foliofn”) preferred stock by $109,000, Turf Products, LLC (“Turf”) loan by approximately $2,000, RuMe series C preferred stock by $800,000 and series B preferred stock by $200,000, Advantage preferred stock by $20,000, Biogenic warrant and senior convertible note by a net total of approximately $28,000 and SCSD common stock by $387,000.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, and U.S. Gas were due to the capitalization of PIK interest totaling $436,878.  The

Valuation Committee also increased the fair value of the Ohio Medical series C convertible preferred stock by approximately $1.1 million due to a PIK distribution, which was treated as a return of capital.  The Valuation Committee also decreased the fair value of the Company’s investments in: MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $759,000, Custom Alloy second lien loan by approximately $84,000, NPWT Corporation (“NPWT”) common stock by $2,000 and preferred stock by $36,000, Tekers common stock by $170,000,  PrePaid Legal loan by $100,000,  Centile equity interest by $538,000,  Biovation loan by approximately $716,000, Velocitius equity interest by approximately $1.1 million, Security Holdings equity interest by $1.1 million, JSC Tekers preferred stock by approximately $599,000, MVC Automotive equity interest by approximately $5.9 million, SGDA Europe equity interest by approximately $749,000 and Inland Environmental & Remediation LP (“Inland”) warrant by approximately $713,000.

During the quarter ended April 30, 2015, the Valuation Committee increased the fair value of the Company’s investments in: MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $610,000, Turf loan by approximately $2,000, JSC Tekers preferred stock by $5,000, Biogenic warrant and senior convertible note by a total of approximately $852,000, MVC Automotive equity interest by $246,000 and RuMe series C preferred stock by approximately $558,000 and series B preferred stock by $142,000.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, and U.S. Gas were due to the capitalization of PIK interest totaling $501,906.  The Valuation Committee also increased the fair value of the Ohio Medical series C convertible preferred stock by approximately $1.2 million due to a PIK distribution, which was treated as a return of capital. The Valuation Committee also decreased the fair value of the Company’s investments in: Custom Alloy second lien loan by approximately $11,000, Foliofn, Inc. preferred stock by $82,000, NPWT common stock by $1,000 and preferred stock by $12,000, Tekers common stock by $21,000, Centile equity interest by $98,000, Morey’s second lien loan by approximately $253,000, Advantage preferred stock by approximately $28,000, Velocitius equity interest by $899,000, Biovations loan by approximately $2.7 million, SGDA Europe equity interest by approximately $1.3 million, Security Holdings equity interest by $850,000, Ohio Medical series A preferred stock by $10.5 million and the Inland loan by approximately $1.4 million.

During the quarter ended July 31, 2015, the Valuation Committee increased the fair value of the Company’s investments in: RuMe series C preferred stock by approximately $198,000 and series B preferred stock by approximately $53,000, Custom Alloy second lien loan by approximately $191,000, Turf guarantee by approximately $19,000, Centile equity interest by $48,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $751,000 and Advantage preferred stock by approximately $302,000.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal and U.S. Gas were due to the capitalization of PIK interest totaling $525,997.  The Valuation Committee also increased the fair value of the Ohio Medical series C convertible preferred stock by approximately $1.2 million due to a PIK distribution, which was treated as a return of capital.  The Valuation Committee also decreased the fair value of the Company’s investments in: Foliofn, Inc. preferred stock by $383,000, NPWT preferred stock by $1,000, Tekers common stock by $117,000, Turf loan by approximately $2,000, Vestal escrow by approximately $15,000, BAC common stock by approximately $167,000,  Biogenic warrant and senior convertible note by a net total of approximately $2,000, Morey’s second lien loan by approximately $753,000, Inland loan by $10.0 million, Velocitius equity interest by approximately $774,000, JSC Tekers preferred stock by $35,000, SGDA Europe equity interest by approximately $1.1 million, Ohio

Medical series A preferred stock by $6.0 million, MVC Automotive equity interest by $616,000 and Security Holdings equity interest by $2.0 million.

During the quarter ended October 31, 2015, the Valuation Committee increased the fair value of the Company’s investments in: Turf loan and guarantee by a total of approximately $5,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.4 million, Foliofn, Inc. preferred stock by $59,000, NPWT preferred stock by $4,000, Centile equity interest by $249,000, Inland loan by $5.0 million and RuMe series C preferred stock by approximately $626,000 and series B preferred stock by approximately $184,000.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal and U.S. Gas were due to the capitalization of PIK interest totaling $801,815.  The Valuation Committee also increased the fair value of the Ohio Medical series C convertible preferred stock by approximately $1.2 million due to a PIK distribution, which was treated as a return of capital.  The Valuation Committee also decreased the fair value of the Company’s investments in: Biogenic warrant and senior convertible note by a net total of approximately $76,000, Tekers common stock by $575,000, Custom Alloy second lien loan by approximately $249,000, Morey’s second lien loan by approximately $922,000,  JSC Tekers preferred stock by $483,000, Security Holdings equity interest by $1.3 million, SGDA Europe equity interest by approximately $830,000, BAC common stock by approximately $62,000, Ohio Medical series A preferred stock by $1.2 million and MVC Automotive equity interest by $4.6 million.

During the fiscal year ended October 31, 2015 the Valuation Committee increased the fair value of the Company’s investments in: Turf loan and guarantee by a total of approximately $25,000, Biogenic warrant and senior convertible note by a total of approximately $802,000, SCSD common stock by $387,000, Advantage preferred stock by approximately $294,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $2.0 million and RuMe series C preferred stock and series B preferred stock by a total of approximately $2.8 million.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal and U.S. Gas were due to the capitalization of PIK interest totaling $2,266,596.  The Valuation Committee also increased the fair value of the Ohio Medical series C convertible preferred stock by approximately $4.7 million due to a PIK distribution, which was treated as a return of capital.  The Valuation Committee also decreased the fair value of the Company’s investments in: Foliofn, Inc. preferred stock by $297,000, NPWT common stock by $3,000 and preferred stock by $45,000, Tekers common stock by $883,000,  PrePaid Legal loan by $100,000,  Centile equity interest by $339,000,  BAC common stock by approximately $229,000, Vestal escrow by approximately $15,000, Biovations loan by approximately $3.4 million,  Morey’s second lien loan by approximately $1.9 million,  Velocitius equity interest by $2.8 million, JSC Tekers preferred and common stock by a combined $1.1 million, Security Holdings equity interest by $5.3 million, SGDA Europe equity interest by approximately $4.0 million, Custom Alloy second lien loan by approximately $153,000, Ohio Medical series A preferred stock by $17.7 million, MVC Automotive equity interest by $10.9 million and Inland warrant by approximately $713,000 and loan by approximately $6.4 million.

At October 31, 2015, the fair value of all portfolio investments, exclusive of U.S. Treasury obligations and escrow receivables, was $400.9 million with a cost basis of $443.7 million.  At October 31, 2015, the fair value and cost basis of investments made by the Company’s former management team pursuant to the prior investment objective (“Legacy Investments”) was $5.6 million and $23.8 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $395.3 million and $419.9 million, respectively.  At October 31, 2014, the fair value of all portfolio investments, exclusive of U.S. Treasury obligations and escrow receivables, was $447.6 million with a cost basis of $440.0 million.  At October 31, 2014, the fair value and cost basis of portfolio investments of the Legacy Investments was $5.9 million and $23.8 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $441.7 million and $416.2 million, respectively.

10.          Commitments and Contingencies

Commitments to/for Portfolio Companies

At October 31, 2016 and October 31, 2015, the Company’s existing commitments to portfolio companies consisted of the following:

Portfolio Company	Amount Committed	Amount Funded at October 31, 2016
MVC Private Equity Fund LP	$20.1 million	$14.6 million
Total	$20.1 million	$14.6 million

Portfolio Company	Amount Committed	Amount Funded at October 31, 2015
MVC Private Equity Fund LP	$20.1 million	$14.6 million
Total	$20.1 million	$14.6 million

Guarantees

As of October 31, 2016 and October 31, 2015, the Company had the following commitments to guarantee various loans and mortgages:

Guarantee	Amount Committed	Amount Funded at October 31, 2016
MVC Automotive	$6.3 million	—
RuMe	$1.0 million	—
Turf	$1.0 million	—
Total	$8.3 million	—

Guarantee	Amount Committed	Amount Funded at October 31, 2015
MVC Automotive	$7.2 million	—
Tekers	—	—
Turf	$1.0 million	—
Total	$8.2 million	—

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies.  At October 31, 2016, the Valuation Committee estimated the combined fair values of the guarantee obligations noted above to be approximately -$291,000 or a liability of $291,000.

These guarantees are further described below, together with the Company’s other commitments.

On January 16, 2008, the Company agreed to support a 4.0 million Euro mortgage for a Ford dealership owned and operated by MVC Automotive through making financing available to the dealership and agreeing under certain circumstances not to reduce its equity stake in MVC Automotive.  Over time, Erste Bank, the bank extending the mortgage to MVC Automotive, increased the amount of the mortgage. As such, the balance of the guarantee as of October 31, 2016 is approximately 5.7 million Euro (equivalent to approximately $6.3 million).

The Company guaranteed $1.0 million of Turf’s indebtedness to Berkshire Bank, which had a fair value of approximately -$13,000 or a liability of $13,000 as of October 31, 2016.

The Company guaranteed $1.0 million of RuMe’s indebtedness to Colorado Business Bank, which had a fair value of approximately -$278,000 or negative $278,000 as of October 31, 2016.

On March 31, 2010, the Company pledged its Series I and Series J preferred stock of U.S. Gas to Macquarie Energy, LLC (“Macquarie Energy”) as collateral for Macquarie Energy’s trade supply credit facility to U.S. Gas.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as GP.  The PE Fund closed on approximately $104 million of capital commitments.  During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations.  The investment period related to the PE Fund has ended.  Additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund.  As of October 31, 2016, $14.6 million of the Company’s commitment has been contributed.

On April 26, 2011, the Company agreed to collateralize a 5.0 million Euro letter of credit from JPMorgan Chase Bank, N.A., which is related to a project guarantee by AB DnB NORD bankas to Security Holdings, a portfolio company investment, and was classified as restricted cash equivalents on the Company’s Consolidated Balance Sheets.  The Euro letter of credit was equivalent to approximately $5.5 million at October 31, 2015.  During the fiscal year ended October 31, 2016, the Euro letter of credit was released and is no longer collateralized by the Company and released from restricted cash equivalents.

During the fiscal year ended October 31, 2016, the Company agreed to cash collateralize a $500,000 working capital line of credit for an entity partially owned by MVC Environmental provided by BB&T.

During the fiscal year ended October 31, 2016, the Company agreed to cash collateralize a $300,000 third party working capital line of credit for RuMe.

Commitments of the Company

On February 19, 2013, the Company sold $70.0 million of senior unsecured notes (the “Senior Notes”) in a public offering.  The Senior Notes will mature on January 15, 2023 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 15, 2016.  The Senior Notes bear interest at a rate of 7.25% per year payable quarterly on January 15, April 15, July 15, and October 15 of each year, beginning April 15, 2013.  The Company had also granted the underwriters a 30-day option to purchase up to an additional $10.5 million of Senior Notes to cover overallotments.  The additional $10.5 million in principal was purchased and the total principal amount of the Senior Notes totaled $80.5 million.  The net proceeds to the Company from the sale of the Senior Notes, after offering expenses, were approximately $77.4 million.  The offering expenses incurred are amortized over the term of the Senior Notes.

On February 26, 2013, the Company received the funds related to the Senior Notes offering, net of expenses, and subsequently repaid the credit facility (the “Credit Facility”) with Guggenheim as administrative agent for the lenders in full, including all accrued interest.  The Company used the excess net proceeds after the repayment of the Credit Facility for general corporate purposes, including, for example, investing in portfolio companies according to our investment objective and strategy, repurchasing shares pursuant to the share repurchase program adopted by our Board of Directors, funding distributions, and/or funding the activities of our subsidiaries.

On May 3, 2013, the Company sold approximately $33.9 million of additional Senior Notes in a direct offering.  The additional Senior Notes will also mature on January 15, 2023 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 15, 2016.  The Notes bear interest at a rate of 7.25% per year payable quarterly on January 15, April 15, July 15, and October 15 of each year.  As of October 31, 2016, the total outstanding amount of the Senior Notes was approximately $114.4 million with a market value of approximately $116.6 million. The market value of the Senior Notes is based on the closing price of the security as of October 31, 2016 on the New York Stock Exchange (NYSE:MVCB).

On July 31, 2013, the Company entered into a one-year, $50 million revolving credit facility (“Credit Facility II”) with BB&T. On January 31, 2014, Credit Facility II was increased to a $100 million revolving credit facility.  At October 31, 2015, the balance of Credit Facility II was $90.0 million.  On December 1, 2015, Credit Facility II was renewed and expired on May 31, 2016, at which time all outstanding amounts under it were due and repaid.  On June 30, 2016, Credit Facility II was renewed and reduced to a $50 million revolving credit facility, which now expires on February 28, 2017.  During the fiscal year ended October 31, 2016, the Company’s net borrowings on Credit Facility II were $35.0 million, resulting in an outstanding balance of $35.0 million at October 31, 2016.  See “Subsequent Events” for more information.  Credit Facility II is used to provide the Company with better overall financial flexibility in managing its investment portfolio.  Borrowings under Credit Facility II bear interest at LIBOR plus 125 basis points.  In addition, the Company is also subject to a 25 basis point commitment fee for the average amount of Credit Facility II that is unused during each fiscal quarter.  The Company paid closing fees, legal and other costs associated with these transactions.  These costs will be amortized over the life of the facility.  Borrowings under Credit Facility II will be secured by cash, short-term and long-term U.S. Treasury securities and other governmental agency securities.  The Company received waivers from BB&T with respect to the delivery of financial reports required under Credit Facility II, due to the Company’s delayed filing of certain prior annual and quarterly reports.

On December 30, 2014, the Company entered into a 6 month, $25.0 million bridge loan (“Bridge Loan”) with Firstrust Bank.  Prior to maturity, the Bridge Loan was extended to December 31, 2015.  At October 31, 2015, the balance of the Bridge Loan was $8.0 million.  During the fiscal year ended October 31, 2016, the Bridge Loan was repaid in full.  On December 9, 2015, the Bridge Loan was replaced with Credit Facility III (as described below).  Borrowings under the Bridge Loan bore interest at 5%.  The Company paid closing fees, legal and other costs associated with the transaction.  These costs were amortized over the life of the Bridge Loan.  The Company received extensions from Firstrust Bank as to the delivery of financial reports required under the Amended and Restated Loan Agreement, due to the Company’s delayed quarterly filings.

On December 9, 2015, the Company entered into a three-year, $50 million revolving borrowing base credit facility (“Credit Facility III”) with Santander Bank N.A. as a lender and lead agent and Wintrust Bank as a lender and syndication agent.  As of October 31, 2016, there was no outstanding balance on Credit Facility III.  Credit Facility III can, under certain conditions, be increased up to $85 million.  The new facility bears an interest rate of LIBOR plus 3.75% or the prime rate plus 1% (at the Company’s option), and includes a 1% closing fee of the commitment amount and a 0.75% unused fee.  The compensating balance for the revolving credit facility is $10.0 million.  The Company received extensions from Santander Bank N.A. related to its delayed quarterly filings, including the quarterly filing for the period ended April 30, 2016.

The Company enters into contracts with portfolio companies and other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to indemnifications to be remote.

11.                               Certain Issuances of Equity Securities by the Issuer and Share Repurchase Program

On April 3, 2013 the Company’s Board of Directors authorized an expanded share repurchase program to opportunistically buy back shares in the market in an effort to narrow the market discount of its shares.  The previously authorized $5 million limit has been eliminated.  Under the repurchase program, shares may be repurchased from time to time at prevailing market prices. The repurchase program does not obligate the Company to acquire any specific number of shares and may be discontinued at any time.  The following table represents purchases made under our stock repurchase program for the fiscal years ended October 31, 2013 through fiscal year ended October 31, 2016.

			Total Number of Shares
		Average Price Paid per	Purchased as Part of	Approximate Dollar Value
	Total Number of Shares	Share including	Publicly Announced	of Shares Purchased Under
Period *	Purchased	commission	Program	the Program
For the Year Ended October 31, 2013	1,299,294	$12.83	1,299,294	$16,673,207
For the Year Ended October 31, 2014	310,706	$13.24	1,610,000	$4,114,967
For the Year Ended October 31, 2015	—	—	1,610,000	—
For the Year Ended October 31, 2016	146,409	$8.31	1,756,409	$1,216,746
Total	1,756,409	$12.53	1,756,409	$22,004,920

*Disclosure covering repurchases made on a monthly basis is available on the Company’s website at http://www.mvccapital.com

On May 14, 2014, the Company signed a share exchange agreement with Equus, another publicly traded business development company, as part of a plan of reorganization adopted by the Equus Board of Directors. Under the terms of the reorganization, Equus will pursue a merger or consolidation with the Company, a subsidiary of the Company, or one or more of the Company’s portfolio companies. Absent Equus merging or consolidating with/into the Company itself (whereby the Company would own a majority of Equus shares), the current intention is for Equus to (i) be restructured into a publicly-traded operating company focused on the energy and/or financial services sectors and (ii) seek to terminate its election as a business development company. Pursuant to the share exchange agreement, the Company has received 2,112,000 shares of Equus in exchange for 395,839 shares of the Company. The exchange was calculated based upon each company’s respective net asset value per share published at that time.  As part of the reorganization, the Company may acquire additional Equus shares from time to time, either through Equus’ direct sale of newly issued shares to the Company or through the purchase of outstanding Equus shares. The Company continues to discuss reorganization options with Equus.  As a result of the restatement for the quarter ending July 31, 2014, the Company had a liability to Equus of $228,851 for additional shares and dividends due to Equus as of October 31, 2015.

12.                               Tax Matters

Return of Capital Statement of Position (ROCSOP) Adjustment: During the year ended October 31, 2016, the Company recorded a reclassification for permanent book to tax differences. These differences were primarily due to the liquidation distressed securities, reclassification of dividends, reclassifications from partnerships and character of PIK payments in preferred equity. These differences resulted in a net increase in accumulated income of $6,387,005, an increase in accumulated net realized loss of $6,386,930, and a decrease in additional paid-in capital of $75. This reclassification had no effect on net assets.

Distributions to Shareholders: The table presented below includes MVC Capital, Inc. only. The Company’s wholly-owned subsidiary MVC Financial Services, Inc. (““MVCFS”) has not been included. As of October 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Tax Basis Accumulated Earnings (Deficit)

Accumulated capital and other losses	$(50,182,240)
Undistributed Net investment Income	9,738,519
Undistributed Long-Term Capital Gain	—

Gross unrealized appreciation	111,439,730
Gross unrealized depreciation	(130,000,245)

Net unrealized depreciation	$(18,560,515)

Total tax basis accumulated earnings	(59,004,236)
Tax cost of investments	378,049,007

Current year distributions to shareholders on a tax basis:
Ordinary income	10,850,474
Long Term Capital Gain	5,248,764

The Company designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Company related to net capital gain to zero for the tax year ended October 31, 2016.

Prior year distributions to shareholders on a tax basis:

Ordinary income	—
Long Term Capital Gain	12,259,524

On October 31, 2016, the Company had a capital loss carryforward which could be used to offset future gains of:

	Capital Loss
	Carryforward	Expiration
Short-Term Capital Loss Carryforward	$1,312,634	Indefinite
Long-Term Capital Loss Carryfoward	$48,869,606	Indefinite

Qualified Dividend Income Percentage

The Company designated 72.96% of dividends declared and paid during the year ending October 31, 2016 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate Dividends Received Deduction Percentage

Corporate shareholders may be eligible for the dividends received deduction for certain ordinary income distributions paid by the Company. The Company designated 70.07% of dividends declared and paid during the year ending October 31, 2016 from net investment income as qualifying for the dividends received deduction. The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

Qualified Interest Related Dividends Percentage

The Company designated 61.15% of dividends declared and paid during the year ending October 31, 2016 from net investment income as interest related dividends under Internal Revenue Code Section 871(k)(1)(c).

Short-Term Capital Gain Dividends Percentage

The Company designated 2.20% of dividends declared and paid during the year ending October 31, 2016 from ordinary income as short-term capital gain dividends under Internal Revenue Code Section 871(k)(2)(c).

13.                               Income Taxes

The Company’s wholly-owned subsidiary MVCFS is subject to federal and state income tax. For the fiscal year ended October 31, 2016, the Company recorded a tax provision of $1,884. For the fiscal year ended October 31, 2015, the Company recorded a tax provision of $1,756. For the fiscal year ended October 31, 2014, the Company recorded a tax provision of $1,755. The provision for income taxes was comprised of the following:

	Fiscal Year ended
	October 31, 2016	October 31, 2015	October 31, 2014
Current tax (benefit) expense:
Federal	$—	$—	$—
State	1,884	1,756	1,755
Total current tax (benefit) expense	1,884	1,756	1,755

Deferred tax expense (benefit):
Federal	—	—	—
State	—	—	—
Total deferred tax expense (benefit)	—	—	—

Total tax (benefit) provision	$1,884	$1,756	$1,755

The following table summarizes the significant differences between the U.S. federal statutory tax rate and the Company’s effective tax rate for financial statement purposes for the fiscal years ended October 31, 2016, 2015 and 2014:

	Fiscal Year Ended
	October 31, 2016	October 31, 2015	October 31, 2014
Federal income tax benefit at statutory rate	$(453,199)	$(1,260,679)	$(1,378,609)
State income taxes	(106,937)	(300,955)	(329,273)
Other	(413)	735	65,086
Net change to valuation allowance	562,433	1,562,655	1,644,551
	1,884	1,756	1,755

The Company generated a net operating loss of approximately $1.0 million in the current year for federal and New York state purposes.  The net operating loss will be carried forward to offset federal taxable income in future years.  As of October 31, 2016, the Company has the following NOL available to be carried forward:

NOL - Federal	NOL — New York State	Fiscal Year of NOL	Expiration

$1,411,365	$2,284,298	October 31, 2008	October 31, 2028
$2,585,262	$2,780,861	October 31, 2009	October 31, 2029
$3,969,891	$3,968,135	October 31, 2010	October 31, 2030
$5,287,728	$5,284,207	October 31, 2011	October 31, 2031
$3,659,424	$3,656,073	October 31, 2012	October 31, 2032
$2,639,679	$2,637,924	October 31, 2013	October 31, 2033
$4,385,935	$4,384,181	October 31, 2014	October 31, 2034
$3,834,053	$3,832,297	October 31, 2015	October 31, 2035
$1,025,839	$1,023,955	October 31, 2016	October 31, 2036

Due to the uncertainty surrounding the ultimate utilization of these net operating losses, the Company has recorded a 100% valuation allowance against its federal and state net deferred tax assets totaling approximately $9,850,290 and $2,451,176 respectively.

Deferred income tax balances for MVCFS reflect the impact of temporary difference between the carrying amount of assets and liabilities and their tax bases and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. The components of our deferred tax assets and liabilities for MVCFS as of October 31, 2016, October 31, 2015 and October 31, 2014 were as follows:

	October 31, 2016	October 31, 2015	October 31, 2014
Deferred tax assets:
Deferred revenues	$190,018	$37,718	$26,751
Net operating loss	12,228,831	11,793,832	10,178,580
Others	(117,383)	(95,136)	(31,572)
Total deferred tax assets	$12,301,466	$11,736,414	$10,173,759

Valuation allowance on Deferred revenues and net operating loss	$(12,301,466)	$(11,736,414)	$(10,173,759)

Net deferred tax assets	$—	$—	$—

Deferred tax liabilities:
Deferred tax liabilities	—	—	—

Total deferred tax liabilities	—	—	—

Net deferred taxes	$—	$—	$—

14.                               Segment Data

The Company’s reportable segments are its investing operations as a business development company, MVC Capital, which includes MVC Cayman and MVC Turf.  MVCFS, a wholly-owned subsidiary that provides advisory, administrative and other services to the Company and its portfolio companies, is also included.

The following table presents book basis segment data for the fiscal year ended October 31, 2016:

	MVC	MVCFS	Consolidated

Interest and dividend income	$32,692,958	$4,771	$32,697,729
Fee income	50,117	3,204,833	3,254,950
Fee income - asset management	—	1,414,205	1,414,205
Total operating income	32,743,075	4,623,809	37,366,884

Total operating expenses	13,780,668	7,304,046	21,084,714
Less: Waivers by Adviser	(1,779,408)	(1,268,052)	(3,047,460)
Total net operating expenses	12,001,260	6,035,994	18,037,254
Net operating income (loss) before taxes	20,741,815	(1,412,185)	19,329,630
Tax expense	—	1,884	1,884
Net operating income (loss)	20,741,815	(1,414,069)	19,327,746

Net realized loss on investments	(45,157,415)	—	(45,157,415)
Net unrealized appreciation on investments	28,548,598	79,246	28,627,844
Net increase (decrease) in net assets resulting from operations	$4,132,998	$(1,334,823)	$2,798,175

The following table presents book basis segment data for the fiscal year ended October 31, 2015:

	MVC	MVCFS	Consolidated

Interest and dividend income	$20,402,332	$72	$20,402,404
Fee income	—	2,047,657	2,047,657
Fee income - asset management	—	1,248,721	1,248,721
Total operating income	20,402,332	3,296,450	23,698,782

Total operating expenses	7,488,126	7,062,084	14,550,210
Less: Waivers by Adviser	(150,000)	—	(150,000)
Total net operating expenses	7,338,126	7,062,084	14,400,210
Net operating income (loss) before taxes	13,064,206	(3,765,634)	9,298,572
Tax expense	—	1,756	1,756
Net operating income (loss)	13,064,206	(3,767,390)	9,296,816

Net realized gain on investments	3,700,260	—	3,700,260
Net unrealized (depreciation) appreciation on investments	(50,615,250)	57,754	(50,557,496)
Net decrease in net assets resulting from operations	$(33,850,784)	$(3,709,636)	$(37,560,420)

The following table presents book basis segment data for the fiscal year ended October 31, 2014:

	MVC	MVCFS	Consolidated
Interest and dividend income	$15,311,128	$33	$15,311,161
Fee income	—	1,561,729	1,561,729
Fee income - asset management	—	1,909,975	1,909,975
Other income	1,033,560	—	1,033,560
Total operating income	16,344,688	3,471,737	19,816,425
Total operating expenses	10,773,627	7,611,626	18,385,253
Less: Waivers by Adviser	(150,000)	—	(150,000)
Total net operating expenses	10,623,627	7,611,626	18,235,253
Net operating gain (loss) before taxes	5,721,061	(4,139,889)	1,581,172
Tax expense	—	1,755	1,755
Net operating gain (loss)	5,721,061	(4,141,644)	1,579,417
Net realized gain on investments	16,519,778	—	16,519,778
Net unrealized (depreciation) appreciation on investments	(38,026,420)	85,158	(37,941,262)
Net decrease in net assets resulting from operations	$(15,785,581)	$(4,056,486)	$(19,842,067)

In all periods prior to July 16, 2004, all business was conducted through MVC Capital, Inc.

15.          Selected Quarterly Data (unaudited)

	2016				2015
Quarterly Data (Unaudited):	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
	(In thousands, except per share data)

Total operating income	$5,417	$8,005	$15,855	$8,090	$6,046	$7,524	$5,273	$4,856

Management fee	1,721	1,932	1,958	1,979	1,900	1,899	2,066	1,980
Portfolio fees - asset management	183	185	186	187	187	189	187	204
Management fee - asset management	72	60	86	101	85	77	(18)	16
Administrative	802	1,319	1,174	958	1,685	1,136	1,325	1,159
Interest, fees and other borrowing costs	2,598	2,488	2,497	2,629	2,532	2,627	2,616	2,455
Net Incentive compensation	577	(1,512)	1,135	(2,230)	(771)	(3,404)	(3,462)	(2,120)
Total waiver by adviser	(467)	(521)	(1,527)	(532)	(37)	(38)	(37)	(38)
Tax expense	1	—	1	—	—	1	1	—
Net operating (loss) income before net realized and unrealized gains	(70)	4,054	10,345	4,998	465	5,037	2,595	1,200
Net increase (decrease) in net assets resulting from operations	$5,279	$(3,536)	$6,046	$(4,991)	$(2,045)	$(13,959)	$(11,813)	$(9,743)
Net increase (decrease) in net assets resulting from operations per share	$0.23	$(0.16)	$0.26	$(0.21)	$(0.10)	$(0.61)	$(0.52)	$(0.43)
Net asset value per share	$12.39	$12.27	$12.56	$12.43	$12.95	$13.18	$13.93	$14.58

16.          Significant Subsidiaries

We have determined that the following unconsolidated portfolio companies met the applicable conditions of a significant subsidiary for the periods indicated: MVC Automotive, Tekers, Turf and Equus, for the fiscal year ended October 31, 2016; MVC Automotive and Ohio Medical for the fiscal year ended October 31, 2015; and Vestal, Ohio Medical, Velocitius and MVC Automotive for the fiscal year ended October 31, 2014.  During the fiscal year ended October 31, 2016, the Company sold its investment in Ohio Medical and it no longer has an investment in Ohio Medical as of October 31, 2016, as a result only September 30, 2015 and September 30, 2014 financial information is included below.  During the fiscal year ended October 31, 2015, the Company sold its controlling stakes in Vestal and Velocitus and it no longer had a controlling stake in Vestal and Velocitus as of October 31, 2015, as a result only September 30, 2014 financial information is included below.

The financial information presented below for MVC Automotive, Tekers and Equus as well as Ohio Medical, Vestal and Velocitus, where applicable, includes summarized balance sheets as of September 30, 2016 (the last calendar quarter-end prior to October 31, 2016 for the applicable companies), September 30, 2015 and September 30, 2014, and income statements for the period October 1, 2015 to September 30, 2016, October 1, 2014 to September 30, 2015 and October 1, 2013 to September 30, 2014.  The financial information presented below for Turf is as of their fiscal years ended October 31, 2016, October 31, 2015 and October 31, 2014.  The financial information below is based on unaudited financial statements and has been prepared and furnished by each portfolio company or derived from publicly available filings which were not prepared by the Company.

Balance Sheet

	MVC Automotive	Tekers
	As of September	As of September
All numbers in thousands	30, 2016	30, 2016

Assets:
Total current assets	$44,954	$27
Total non-current assets	23,953	1,015
Total Assets	$68,907	$1,042

Liabilities and Shareholders Equity:
Current Liabilities	$50,637	$623
Long-term liabilities	16,497	0
Shareholders Equity	1,773	419
Total Liabilities and Shareholders Equity	$68,907	$1,042

Balance Sheet

Equus
As of September 30,
All numbers in thousands	2016

Assets:
Investments in portfolio securities at fair value	$27,665
Cash, cash equivalents, temporary cash investments and restricted cash	42,915
Other assets	1,156
Total assets	$71,736

Liabilities:
Borrowing under margin account	$29,998
Other liabilities	232
Total Liabilities	$30,230

Net Assets	$41,506

Balance Sheet

Turf
As of October 31,
All numbers in thousands	2016

Assets:
Total current assets	$11,283
Total non-current assets	2,712
Total Assets	$13,995

Liabilities and Shareholders Equity:
Current Liabilities	$8,517
Long-term liabilities	6,141
Shareholders Equity	(663)
Total Liabilities and Shareholders Equity	$13,995

Balance Sheet

	Ohio Medical	MVC Automotive	Tekers
	As of September 30,	As of September 30,	As of September 30,
All numbers in thousands	2015	2015	2015

Assets:
Total current assets	$19,813	$48,358	$42
Total non-current assets	98,638	31,443	1,090
Total Assets	$118,451	$79,801	$1,132

Liabilities and Shareholders Equity:
Current Liabilities	$9,597	$61,465	$549
Long-term liabilities	44,550	20,228	0
Shareholders Equity	64,304	(1,892)	583
Total Liabilities and Shareholders Equity	$118,451	$79,801	$1,132

Balance Sheet

Equus
As of September 30,
All numbers in thousands	2015

Assets:
Investments in portfolio securities at fair value	$19,593
Cash, cash equivalents, temporary cash investments and restricted cash	32,433
Other assets	834
Total assets	$52,860

Liabilities:
Borrowing under margin account	$15,001
Other liabilities	207
Total Liabilities	$15,208

Net Assets	$37,652

Balance Sheet

Turf
As of October 31,
All numbers in thousands	2015

Assets:
Total current assets	$10,171
Total non-current assets	3,426
Total Assets	$13,597

Liabilities and Shareholders Equity:
Current Liabilities	$7,027
Long-term liabilities	6,679
Shareholders Equity	(109)
Total Liabilities and Shareholders Equity	$13,597

Balance Sheet

	Vestal	Ohio Medical	Velocitius	MVC Automotive	Tekers
	As of September 30,	As of September 30,	As of September 30,	As of September 30,	As of September 30,
All numbers in thousands	2014	2014	2014	2014	2014

Assets:
Total current assets	$6,537	$19,930	$2,460	$71,479	$748
Total non-current assets	1,272	103,346	21,570	38,462	1,307
Total Assets	$7,809	$123,276	$24,030	$109,941	$2,055

Liabilities and Shareholders Equity:
Current Liabilities	$1,914	$9,725	$333	$75,333	$1,116
Long-term liabilities	671	50,428	12,970	24,703	0
Shareholders Equity	5,224	63,123	10,727	9,905	939
Total Liabilities and Shareholders Equity	$7,809	$123,276	$24,030	$109,941	$2,055

Balance Sheet

Equus
As of September 30,
All numbers in thousands	2014

Assets:
Investments in portfolio securities at fair value	$20,335
Cash, cash equivalents, temporary cash investments and restricted cash	16,465
Other assets	1,019
Total assets	$37,819

Liabilities:
Borrowing under margin account	$—
Other liabilities	215
Total Liabilities	$215

Net Assets	$37,604

Balance Sheet

Turf
All numbers in thousands	As of October 31, 2014

Assets:
Total current assets	$11,891
Total non-current assets	3,398
Total Assets	$15,289

Liabilities and Shareholders Equity:
Current Liabilities	$9,249
Long-term liabilities	7,359
Shareholders Equity	(1,319)
Total Liabilities and Shareholders Equity	$15,289

Income Statement

	MVC Automotive	Tekers
	For the Period from	For the Period from
	October 1, 2015 to	October 1, 2015 to
All numbers in thousands	September 30, 2016	September 30, 2016

Net Sales & Revenue	$165,790	$—
Cost of Sales	149,531	104
Gross Margin	16,259	(104)
Operating Expenses	17,142	6
Operating Income	(883)	(110)
Income Tax (Benefit)	89	0
Interest Expense	1,485	43
Other Expenses (Income), Net	(2,452)	7
Net Income (Loss)	$(5)	$(160)

Income Statement

Equus
For the Period from
October 1, 2015 to
All numbers in thousands	September 30, 2016

Investment income	$778
Total expenses	2,846
Net investment loss	(2,068)
Net realized gain (loss)	(9)
Net change in unrealized appreciation (depreciation) of portfolio securities	5,648
Net change in unrealized depreciation of portfolio securities - related party	283
Net increase (decrease) in net assets resulting from operations	$3,854

Income Statement

Turf
For the Year Ended
All numbers in thousands	October 31, 2016

Net Sales & Revenue	$37,833
Cost of Sales	26,385
Gross Margin	11,448
Operating Expenses	10,466
Operating Income	982
Income Tax (Benefit)	22
Interest Expense	857
Other Expenses (Income), Net	0
Net Income (Loss)	$103

Income Statement

	Ohio Medical	MVC Automotive	Tekers
	For the Period from	For the Period from	For the Period from
	October 1, 2014 to	October 1, 2014 to	October 1, 2014 to
All numbers in thousands	September 30, 2015	September 30, 2015	September 30, 2015

Net Sales & Revenue	$49,217	$185,664	$—
Cost of Sales	25,576	175,211	109
Gross Margin	23,641	10,453	(109)
Operating Expenses	16,707	19,806	26
Operating Income	6,934	(9,353)	(135)
Income Tax (Benefit)	633	(255)	0
Interest Expense	4,445	1,862	67
Other Expenses (Income), Net	786	(95)	58
Net Income (Loss)	$1,070	$(10,865)	$(260)

Income Statement

Equus
For the Period from
October 1, 2014 to
All numbers in thousands	September 30, 2015

Investment income	$760
Total expenses	3,600
Net investment loss	(2,840)
Net realized gain (loss)	(2,483)
Net change in unrealized appreciation (depreciation) of portfolio securities	6,433
Net change in unrealized depreciation of portfolio securities - related party	(1,062)
Net increase (decrease) in net assets resulting from operations	$48

Income Statement

Turf
For the Year Ended
All numbers in thousands	October 31, 2015

Net Sales & Revenue	$41,856
Cost of Sales	29,215
Gross Margin	12,641
Operating Expenses	10,057
Operating Income	2,584
Income Tax (Benefit)	0
Interest Expense	895
Other Expenses (Income), Net	(23)
Net Income (Loss)	$1,712

Income Statement

	Vestal	Ohio Medical	Velocitius	MVC Automotive*	Tekers
	For the Period from	For the Period from	For the Period from	For the Period from	For the Period from
	October 1, 2013 to	October 1, 2013 to	October 1, 2013 to	October 1, 2013 to	October 1, 2013 to
All numbers in thousands	September 30, 2014	September 30, 2014	September 30, 2014	September 30, 2014	September 30, 2014

Net Sales & Revenue	$22,570	$48,513	$3,837	$238,470	$—
Cost of Sales	14,504	26,102	—	216,819	136
Gross Margin	8,066	22,411	3,837	21,651	(136)
Operating Expenses	4,139	16,517	3,421	27,087	28
Operating Income	3,927	5,894	416	(5,436)	(164)
Income Tax (Benefit)	1,098	462	37	44	0
Interest Expense	94	5,270	476	1,762	84
Other Expenses (Income), Net	—	966	(232)	(145)	(1)
Net Income (Loss)	$2,735	$(804)	$135	$(7,097)	$(247)

* The MVC Automotive financial information excludes the results of one of MVC Automotive’s subsidiary dealerships, which filed for bankruptcy in March 2014 and whose records are restricted by the local administrator of the bankruptcy.

Income Statement

Equus
For the Period from
October 1, 2013 to
All numbers in thousands	September 30, 2014

Investment income	$483
Total expenses	2,503
Net investment loss	(2,020)
Net realized gain (loss)	(7,340)
Net change in unrealized appreciation (depreciation) of portfolio securities	13,240
Net change in unrealized depreciation of portfolio securities - related party	0
Net increase (decrease) in net assets resulting from operations	$3,880

Income Statement

Turf
For the Year Ended
All numbers in thousands	October 31, 2014

Net Sales & Revenue	$41,490
Cost of Sales	29,406
Gross Margin	12,084
Operating Expenses	9,717
Operating Income	2,367
Income Tax (Benefit)	0
Interest Expense	922
Other Expenses (Income), Net	(10)
Net Income (Loss)	$1,455

17.          Subsequent Events

On November 9, 2016, the Company invested $59,000 in MVC Environmental and received an additional 30 shares of common stock.

On November 21, 2016, the Company repaid Credit Facility II in full, including all accrued interest.

On December 1, 2016, the Company loaned an additional $500,000 to U.S. Technologies increasing the total amount outstanding to $5.5 million.

On December 13, 2016, the Company loaned an additional $475,000 to MVC Automotive increasing the amount outstanding on the bridge loan to approximately $3.8 million.  The maturity date was also extended to December 31, 2017.

On December 23, 2016, the Company received proceeds of approximately $12.2 million from the PE Fund related to the sale of AccuMed Corp., a portfolio company of the PE Fund.  The Company’s pro-rata share of the PE Fund’s investment in AccuMed Corp. totaled approximately $2.4 million.  Assuming full receipt of escrow proceeds, the Company expects to receive an additional $1.2 million for a total of $13.4 million.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

MVC Capital, Inc.

We have audited the accompanying consolidated balance sheets of MVC Capital, Inc. (a Delaware corporation) and subsidiaries (the “Company”), including the consolidated schedule of investments, as of October 31, 2016 and 2015, and the related consolidated statements of operations, cash flows, changes in net assets, and selected per share data and ratios for each of the two years in the period ended October 31, 2016.  Our audit of the basic consolidated financial statements included the financial statement schedule listed in the index appearing under Item 15(a)(2).  These financial statements and financial statement schedule are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of October 31, 2016 and 2015 by correspondence with the custodians and directly with the portfolio companies, as applicable.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of MVC Capital, Inc. and subsidiaries as of October 31, 2016 and 2015, and the results of their operations, cash flows, changes in net assets, and their selected per share data and ratios for each of the two years in the period ended October 31, 2016 in conformity with accounting principles generally accepted in the United States of America.  Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

We have also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of October 31, 2016, based on criteria established in the 2013 Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated January 17, 2017 expressed an unqualified opinion thereon.

/s/ GRANT THORNTON LLP

New York, New York

January 17, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of MVC Capital, Inc.

We have audited the accompanying consolidated statements of operations, cash flows and changes in net assets of MVC Capital, Inc. (the “Company”),   for the year ended October 31, 2014, and the consolidated selected per share data and ratios for each of the three years in the period ended October 31, 2014. These financial statements and the selected per share data and ratios are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and the selected per share data and ratios based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the consolidated results of operations and cash flows of MVC Capital, Inc. for the year then ended and the selected per share data and ratios for each of the three years then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
October 14, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders

MVC Capital, Inc.

We have audited the internal control over financial reporting of MVC Capital, Inc. (a Delaware corporation) and subsidiaries (the “Company”) as of October 31, 2016, based on criteria established in the 2013 Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of October 31, 2016, based on criteria established in the 2013 Internal Control—Integrated Framework issued by COSO.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated financial statements of the Company as of and for the year ended October 31, 2016, and our report dated January 17, 2017 expressed an unqualified opinion on those financial statements.

/s/ Grant Thornton LLP

New York, New York

January 17, 2017

Schedule 12-14

MVC Capital, Inc. and Subsidiaries

Schedule of Investments in and Advances to Affiliates

		Amount of Interest		October 31,	Gross	Gross	October 31,
		or Dividends Credited		2015	Additions	Reductions	2016
Portfolio Company	Investment (1)	to Income (5)	Other (2)	Fair Value	(3)	(4)	Fair Value
Companies More than 25% owned

Equus Total Return, Inc.	Common Stock	—	—	7,644,788	666,696	—	8,311,484
(Regulated Investment Company)

MVC Automotive Group GmbH	Common Stock	—	—	13,452,000	1,599,450	(2,730,450)	12,321,000
(Automotive Dealerships)	Bridge Loan	40,526	—	—	3,322,500	—	3,322,500

MVC Private Equity Fund LP	General Partnership Interest	2,415	—	552,016	79,246	—	631,262
(Private Equity Firm)	Limited Partnership Interest	94,686	—	21,939,744	3,227,036	—	25,166,780

Ohio Medical Corporation	Common Stock	—	—	—	—	—	—
(Medical Device Manufacturer)	Series A Preferred Stock	—	—	6,050,797	—	(6,050,797)	—
	Series C Preferred Stock	—	—	32,479,292	—	(32,479,292)	—

RuMe Inc.	Common Stock	—	—	924,475	—	(384,475)	540,000
(Consumer Products)	Series C Preferred Stock	—	—	6,467,772	—	(631,772)	5,836,000
	Series B-1 Preferred Stock	—	—	1,667,753	349,247	—	2,017,000
	Subordinated Loan	11,003	—	—	846,777	—	846,777
	Guarantee	—	—	—	—	(277,535)	(277,535)
	Warrants	—	—	—	336,393	718,092	1,054,485

SIA Tekers Invest	Common Stock	—	—	342,000	—	(342,000)	—
(Port Facilities)	Bridge Loan	—	—	—	27,785	(27,785)	—

Somotra NV	Bridge Loan	26,828	—	—	1,645,800	(1,645,800)	—
(Automotive Dealerships)

Turf Products, LLC	Loan	429,653	—	3,862,994	—	(108,317)	3,754,677
(Distributor - Landscaping & Irrigation Equipment)	LLC Interest	—	—	3,991,794	—	—	3,991,794
	Guarantee	—	—	(41,034)	28,039	—	(12,995)
	Warrant	—	—	—	—	—	—
Total companies more than 25% owned		$605,111					$67,503,229

Companies More than 5% owned, but less than 25%

Advantage Insurance Holdings LTD	Preferred Stock	—	—	8,015,164	289,248	—	8,304,412
(Insurance)

Centile Holding B.V.	Common Stock	—	—	4,905,000	474,000	—	5,379,000
(Software)

JSC Tekers Holdings	Common Stock	—	—	4,000	—	(4,000)	—
(Automotive Dealerships)	Preferred Stock	—	—	5,045,700	—	(1,315,700)	3,730,000

MVC Environmental, Inc.	Common Stock	—	—	—	3,081,000	(1,454,090)	1,626,910
(Environmental Services)	Senior Secured Loan	476,071	—	—	6,426,943	—	6,426,943

Security Holdings, B.V.	Common Equity Interest	610,006	—	45,300,000	—	(10,446,000)	34,854,000
(Electrical Engineering)

SGDA Europe B.V.	Common Equity Interest	—	—	6,020,000	—	(4,763,000)	1,257,000
(Soil Remediation)

U.S. Gas & Electric, Inc.	Second Lien Loan	991,250	—	7,500,000	—	—	7,500,000
(Energy Services)	Unsecured Loan	460,881	—	3,167,220	131,228	—	3,298,448
	Preferred Stock	12,500,000	—	83,667,607	5,700,000	—	89,367,607
	Preferred Stock	—	—	—	—	—	—

Vestal Manufacturing Enterprises, Inc.	Loan	976,661	—	6,315,236	251,688	—	6,566,924
(Iron Foundries)	Common Stock	—	—	250,000	427,222	—	677,222
	Warrants	—	—	—	438,304	—	438,304

Total companies more than 5% owned, but less than 25%		$16,014,869					$169,426,770

This schedule should be read in conjunction with the Company’s consolidated statements as of and for the year ended October 31, 2016, including the consolidated schedule of investments.

(1) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.  The principal amount for loans and debt securities and the number of shares of common and preferred stock are shown in the consolidated schedule of investments as of October 31, 2016.

(2)  Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment.  These reductions are also included in the Gross Reductions for the investment, as applicable.

(3) Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and closing fees, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)  Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities.  Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5) Represents the total amount of interest or dividends credited to income for a portion of the year an investment was included in the companies more than 25% owned.

* All or a portion of the dividend income on this investment was or will be paid in the form of additional securities or by increasing the liquidation preference.

Dividends paid-in-kind are also included in the Gross Additions for the investment, as applicable.

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS

MVC Capital, Inc.

Consolidated Balance Sheets

	July 31,	October 31,
	2017	2016
	(Unaudited)
ASSETS

Assets
Cash	$118,753,247	$19,819,548
Restricted cash (cost $300,176 and $800,527)	300,253	800,527
Cash equivalents (cost $772,055 and $394,612)	772,055	394,612
Investments at fair value
U.S. Treasury obligations (cost $0 and $34,998,593)	—	34,991,681
Non-control/Non-affiliated investments (cost $177,520,484 and $150,348,963)	153,428,098	123,189,755
Affiliate investments (cost $141,259,885 and $130,484,393)	89,938,950	169,426,770
Control investments (cost $84,444,213 and $93,878,518)	59,669,247	67,503,229
Total investments at fair value (cost $403,224,582 and $409,710,467)	303,036,295	395,111,435
Escrow receivables, net of reserves	—	9,151,805
Dividends and interest receivables, net of reserves	1,237,078	3,595,357
Deferred financing fees	782,974	1,201,473
Fee and other receivables	1,496,607	2,098,625
Prepaid expenses	358,011	192,712

Total assets	$426,736,520	$432,366,094

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities
Senior notes1	$112,540,470	$112,283,745
Revolving credit facility II	—	35,000,000
Provision for incentive compensation (Note 11)	7,672,101	1,946,555
Professional fees payable	240,626	583,049
Management fee payable	1,044,505	1,290,230
Accrued expenses and liabilities	593,863	715,538
Guarantees	217,224	—
Interest payable	345,611	348,525
Management fee payable - Asset Management	89,240	151,053
Consulting fees payable	343,620	151,943
Portfolio fees payable - Asset Management	386,572	336,297
Transaction fees payable	1,486,900	—
Taxes payable	1,574	1,381

Total liabilities	124,962,306	152,808,316

Commitments and Contingencies (Note 10)

Shareholders’ equity
Common stock, $0.01 par value; 150,000,000 shares authorized; 28,304,448 shares issued and 22,556,412 and 22,556,412 shares outstanding as of July 31, 2017 and October 31, 2016, respectively	283,044	283,044
Additional paid-in-capital	418,298,709	418,298,709
Accumulated earnings	120,479,685	128,135,727
Dividends paid to stockholders	(154,247,487)	(145,112,140)
Accumulated net realized gain (loss)	73,600,388	(51,542,156)
Net unrealized depreciation	(100,127,173)	(13,992,454)
Treasury stock, at cost, 5,748,036 and 5,748,036 shares held, respectively	(56,512,952)	(56,512,952)

Total shareholders’ equity	301,774,214	279,557,778

Total liabilities and shareholders’ equity	$426,736,520	$432,366,094

Net asset value per share	$13.38	$12.39

(1) Reflects reductions of approximately $1.9 million and approximately $2.1 million as of July 31, 2017 and October 31, 2016, respectively, related to the reclassification of the unamortized debt issuance costs related to the Senior notes per the adoption of ASU 2015-3.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Statements of Operations

(Unaudited)

	For the Nine Month Period	For the Nine Month Period
	November 1, 2016 to	November 1, 2015 to
	July 31, 2017	July 31, 2016
Operating Income:
Dividend income
Non-control/Non-affiliated investments	$—	$284
Affiliate investments	—	12,500,000
Control investments	—	97,101

Total dividend income	—	12,597,385

Interest income
Non-control/Non-affiliated investments	8,591,364	9,038,608
Affiliate investments	1,622,040	1,715,641
Control investments	469,656	240,965

Total interest income	10,683,060	10,995,214

Payment-in-kind/Deferred interest income
Non-control/Non-affiliated investments	807,418	3,772,909
Affiliate investments	602,856	430,496
Control investments	120,551	116,962

Total payment-in-kind/Deferred interest income	1,530,825	4,320,367

Fee income
Non-control/Non-affiliated investments	302,879	100,757
Affiliate investments	1,192,485	444,000
Control investments	52,420	2,418,750

Total fee income	1,547,784	2,963,507

Fee income - Asset Management 1
Portfolio fees	615,448	743,595
Management fees	237,262	329,881

Total fee income - Asset Management	852,710	1,073,476

Total operating income	14,614,379	31,949,949

Operating Expenses:
Interest and other borrowing costs	7,792,549	7,613,976
Net Incentive compensation (Note 11)	6,821,626	(2,607,115)
Management fee	4,902,716	5,869,533
Other expenses	787,415	348,332
Consulting fees	746,555	1,108,790
Audit & tax preparation fees	593,000	205,381
Legal fees	472,976	929,155
Portfolio fees - Asset Management (1)	461,586	557,696
Directors’ fees and expenses	317,514	320,000
Insurance	208,102	224,492
Management fee - Asset Management (1)	177,946	247,411
Administration	150,575	161,308
Public relations fees	136,000	132,000
Printing and postage	38,600	20,415

Total operating expenses	23,607,160	15,131,374

Less: Voluntary Expense Waiver by Adviser (2)	(112,500)	(112,500)
Less: Voluntary Management Fee Waiver by Adviser (3)	(1,225,679)	(1,467,383)
Less: Voluntary Incentive Fee Waiver by Adviser (4)	—	(1,000,000)

Total waivers	(1,338,179)	(2,579,883)

Net operating (loss) income before taxes	(7,654,602)	19,398,458

Tax Expenses:
Current tax expense	1,440	1,316

Total tax expense	1,440	1,316

Net operating (loss) income	(7,656,042)	19,397,142

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on investments
Short term investments	229,812	125,116
Non-control/Non-affiliated investments	(620,077)	(8,822,166)
Affiliate investments	115,430,586	(30,996)
Control investments	10,097,674	(31,373,017)
Foreign currency	4,549	—

Total net realized gain (loss) on investments	125,142,544	(40,101,063)

Net unrealized (depreciation) appreciation on investments	(86,134,719)	18,223,347

Net realized and unrealized gain (loss) on investments	39,007,825	(21,877,716)

Net increase (decrease) in net assets resulting from operations	$31,351,783	$(2,480,574)

Net increase (decrease) in net assets per share resulting from operations	$1.39	$(0.11)

Dividends declared per share	$0.405	$0.575

Weighted average number of shares outstanding (4)	22,556,412	22,702,821

(1) These items are related to the management of the MVC Private Equity Fund, L.P. (“PE Fund”).  Please see Note 10 “Management” for more information.

(2) Reflects the nine month portion of the TTG Advisers’ voluntary waiver of $150,000 of expenses for the 2017 and 2016 fiscal years, that the Company would otherwise be obligated to reimburse TTG Advisers under the Advisory Agreement (the “Voluntary Waiver”).  Please see Note 10 “Management” for more information.

(3) Reflects the nine month portion of the TTG Advisers’ voluntary waiver of .50% of the management fee for the 2017 and 2016 fiscal years.

Please see Note 10 “Management” for more information.

(4) Please see Note 13 “Dividends and Distributions to Shareholders, Share Repurchase Program and Tender Offer” for more information.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Statements of Operations

(Unaudited)

	For the Quarter	For the Quarter
	May 1, 2017 to	May 1, 2016 to
	July 31, 2017	July 31, 2016
Operating Income:
Dividend income
Non-control/Non-affiliated investments	$—	$—
Affiliate investments	—	2,500,000

Total dividend income	—	2,500,000

Interest income
Non-control/Non-affiliated investments	4,838,293	3,077,827
Affiliate investments	546,070	580,257
Control investments	136,885	78,175

Total interest income	5,521,248	3,736,259

Payment-in-kind/Deferred interest income
Non-control/Non-affiliated investments	250,201	1,078,829
Affiliate investments	228,752	172,235
Control investments	23,992	39,272

Total payment-in-kind/Deferred interest income	502,945	1,290,336

Fee income
Non-control/Non-affiliated investments	158,237	33,952
Affiliate investments	839,152	80,000
Control investments	—	37,500

Total fee income	997,389	151,452

Fee income - Asset Management (1)
Portfolio fees	194,987	245,772
Management fees	89,252	80,946

Total fee income - Asset Management	284,239	326,718

Total operating income	7,305,821	8,004,765

Operating Expenses:
Net Incentive compensation (Note 11)	5,076,509	(1,512,166)
Interest and other borrowing costs	2,648,600	2,487,762
Management fee	1,392,674	1,932,195
Other expenses	306,761	105,225
Consulting fees	198,000	529,588
Portfolio fees - Asset Management (1)	146,241	184,329
Directors’ fees and expenses	105,000	105,000
Insurance	67,086	72,275
Management fee - Asset Management (1)	66,938	60,710
Audit & tax preparation fees	66,000	69,781
Administration	51,328	50,267
Public relations fees	45,000	40,000
Printing and postage	2,335	194
Legal fees	(36,434)	346,099

Total operating expenses	10,136,038	4,471,259

Less: Voluntary Expense Waiver by Adviser (2)	(37,500)	(37,500)
Less: Voluntary Management Fee Waiver by Adviser (3)	(348,168)	(483,048)
Less: Voluntary Incentive Fee Waiver by Adviser (4)	—	—

Total waivers	(385,668)	(520,548)

Net operating (loss) income before taxes	(2,444,549)	4,054,054

Tax Expenses:
Current tax expense	480	438

Total tax expense	480	438

Net operating (loss) income	(2,445,029)	4,053,616

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized (loss) gain on investments
Short term investments	46,725	215,543
Non-control/Non-affiliated investments	(621,285)	(1,185,631)
Affiliate investments	114,580,586	15,418
Control investments	234,026	210,065
Foreign currency	—	—

Total net realized gain (loss) on investments	114,240,052	(744,605)

Net unrealized depreciation on investments	(87,889,394)	(6,844,625)

Net realized and unrealized gain (loss) on investments	26,350,658	(7,589,230)

Net increase (decrease) in net assets resulting from operations	$23,905,629	$(3,535,614)

Net increase (decrease) in net assets per share resulting from operations	$1.06	$(0.16)

Dividends declared per share	$0.135	$0.135

Weighted average number of shares outstanding (4)	22,556,412	22,702,821

(1) These items are related to the management of the MVC Private Equity Fund, L.P. (“PE Fund”).  Please see Note 10 “Management” for more information.

(2) Reflects the quarterly portion of the TTG Advisers’ voluntary waiver of $150,000 of expenses for the 2017 and 2016 fiscal years, that the Company would otherwise be obligated to reimburse TTG Advisers under the Advisory Agreement (the “Voluntary Waiver”).  Please see Note 10 “Management” for more information.

(3) Reflects the quarterly portion of the TTG Advisers’ voluntary waiver of .50% of the management fee for the 2017 and 2016 fiscal years.

Please see Note 10 “Management” for more information.

(4) Please see Note 13 “Dividends and Distributions to Shareholders, Share Repurchase Program and Tender Offer” for more information.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Statements of Cash Flows

(Unaudited)

	For the Nine Month Period	For the Nine Month Period
	November 1, 2016	November 1, 2015
	July 31, 2017	July 31, 2016
Cash flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$31,351,783	$(2,480,574)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (loss) gain	(125,142,544)	40,101,063
Net change in unrealized (appreciation) depreciation	86,134,719	(18,223,347)
Amortization of premiums (discounts) and fees	(276,030)	(53,301)
Increase in accrued payment-in-kind dividends and interest	(1,405,278)	(6,698,463)
Amortization of deferred financing fees	901,092	767,348
Changes in operating assets and liabilities:
Restricted cash	500,274	499,670
Restricted cash equivalents	—	5,503,000
Dividends, interest and fees receivable	2,358,279	2,394,917
Fee and other receivables	602,018	527,952
Escrow receivables, net of reserves	9,151,805	(35,057,482)
Prepaid expenses	(165,299)	(8,495,076)
Incentive compensation (Note 11)	5,725,546	(3,607,115)
Other liabilities	954,495	(1,139,157)
Purchases of equity investments	(1,187,101)	(1,992,242)
Purchases of debt instruments	(6,209,282)	(39,155,640)
Purchases of short-term investments	(49,954,511)	(119,857,875)
Proceeds from equity investments (1)	65,770,471	36,848,989
Proceeds from debt instruments	39,378,619	22,917,871
Sales/maturities of short-term investments	85,183,301	209,805,021

Net cash provided by operating activities	143,672,357	82,766,571

Cash flows from Financing Activities:
Borrowings from revolving credit facility	50,000,000	136,300,000
Repayments from revolving credit facility	(85,000,000)	(189,300,000)
Repayments from bridge loan	—	(8,000,000)
Financing fees paid	(225,868)	(1,803,777)
Distributions paid to shareholders	(8,934,067)	(13,054,122)
Repurchases of common stock under dividend reinvestment plan	(201,280)	—

Net cash used in financing activities	(44,361,215)	(75,857,899)

Net change in cash and cash equivalents for the period	99,311,142	6,908,672

Cash and cash equivalents, beginning of period	$20,214,160	$10,311,567

Cash and cash equivalents, end of period	$119,525,302	$17,220,239

(1) For the nine month period ended July 31, 2017, proceeds from equity investments includes approximately $1.0 million from escrow receivables, net of reserves.

During the nine month periods ended July 31, 2017 and 2016 MVC Capital, Inc. paid $6,319,251 and $6,404,189 in interest expense, respectively.

During the nine month periods ended July 31, 2017 and 2016 MVC Capital, Inc. paid $1,278 and $930 in income taxes, respectively.

Non-cash activity:

During the nine month periods ended July 31, 2017 and 2016, MVC Capital, Inc. recorded payment in-kind dividend and interest of $1,405,288 and $6,698,463, respectively. This amount was added to the principal balance of the investments and recorded as dividend/interest income.

During the nine month periods ended July 31, 2017 and 2016, the Plan Agent purchased 21,724 and 34,095 shares of common stock, respectively, in the open market in order to satisfy the reinvestment portion of our dividends.

On December 24, 2015, as part of Inland’s restructuring, the Company obtained a MVC Environmental, Inc. $6.0 million senior secured note and 950 shares of its common stock.

On March 7, 2017, the Company exchanged its shares of MVC Turf, the holding company which owned the Company’s LLC interest in Turf, for approximately $3.8 million of additional subordinated debt in Turf.

On July 5, 2017, the Company received gross consideration for its investment in U.S. Gas valued at approximately $126.1 million, including approximately $11.0 million for the repayment of its two outstanding loans from the Company. The fair value of the consideration received by the Company for its equity investment in U.S. Gas was

$115.1 million. As a result of the gross consideration received, the Company realized a gain of approximately $114.6 million. The $115.1 million is comprised of: (i) cash of approximately $50.0 million; (ii) 9.5% second-lien callable notes due in July 2025 with a face amount of approximately $40.5 million (before certain post-closing and indemnification adjustments, if any); and (iii) 3,282,982 Crius trust units valued at approximately $24.6 million at the time of closing.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Statements of Changes in Net Assets

	For the Nine Month Period November 1, 2016 to	For the Nine Month Period November 1, 2015 to	For the Year Ended
	July 31, 2017	July 31, 2016	October 31, 2016
	(Unaudited)	(Unaudited)
Operations:
Net operating (loss) gain	$(7,656,042)	$19,397,142	$19,327,746
Net realized gain (loss) on investments	125,142,544	(40,101,063)	(45,157,415)
Net change in unrealized (depreciation) appreciation on investments	(86,134,719)	18,223,347	28,627,844

Net increase (decrease) in net assets from operations	31,351,783	(2,480,574)	2,798,175

Shareholder Distributions from:
Income	(9,135,347)	(13,054,122)	(16,099,238)
Return of capital	—	—	—

Net decrease in net assets from shareholder distributions	(9,135,347)	(13,054,122)	(16,099,238)

Capital Share Transactions:
Issuance of common stock under dividend reinvestment plan	201,280	—	328,509
Repurchase of common stock under dividend reinvestment plan	(201,280)	—	(328,509)
Repurchase of common stock	—	—	(1,216,746)

Net decrease in net assets from capital share transactions	—	—	(1,216,746)

Total increase (decrease) in net assets	22,216,436	(15,534,696)	(14,517,809)

Net assets, beginning of period/year	279,557,778	294,075,587	294,075,587

Net assets, end of period/year	$301,774,214	$278,540,891	$279,557,778

Common shares outstanding, end of period/year	22,556,412	22,702,821	22,556,412

Undistributed net operating income	$—	$6,343,020	$3,228,508

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Selected Per Share Data and Ratios

	For the Nine Month Period November 1, 2016 to		For the Nine Month Period November 1, 2015 to		For the Year Ended October 31,
	July 31, 2017		July 31, 2016		2016
	(Unaudited)		(Unaudited)

Net asset value, beginning of period/year	$12.39		$12.95		$12.95

Gain from operations:
Net operating (loss) gain	(0.34)		0.85		0.85
Net realized and unrealized gain (loss) on investments	1.73		(0.96)		(0.73)

Total gain from investment operations	1.39		(0.11)		0.12

Less distributions from:
Income	(0.40)		(0.57)		(0.71)
Return of capital	—		—		—

Total distributions	(0.40)		(0.57)		(0.71)

Capital share transactions
Anti-dilutive effect of share repurchase program	—		—		0.03

Total capital share transactions	—		—		0.03

Net asset value, end of period/year	$13.38		$12.27		$12.39

Market value, end of period/year	$10.39		$8.08		$8.69

Market discount	(22.35)%		(34.15)%		(29.86)%

Total Return - At NAV (a)	11.46%		(0.80)%		1.26%

Total Return - At Market (a)	24.87%		4.67%		14.32%

Ratios and Supplemental Data:

Portfolio turnover ratio	2.56%		12.77%		13.74%

Net assets, end of period/year (in thousands)	$301,775		$278,541		$279,558

Ratios to average net assets:
Expenses including tax expense	10.42	%(c)	5.88	%(c)	6.35%
Expenses excluding tax expense	10.42	%(c)	5.88	%(c)	6.35%

Net operating (loss) income before tax expense	(3.58	)%(c)	9.09	%(c)	6.81%
Net operating (loss) income after tax expense	(3.58	)%(c)	9.09	%(c)	6.81%

Ratios to average net assets excluding waivers:
Expenses including tax expense	11.04	%(c)	7.09	%(c)	7.43%
Expenses excluding tax expense	11.04	%(c)	7.09	%(c)	7.43%

Net operating (loss) income before tax expense	(4.21	)%(c)	7.88	%(c)	5.74%
Net operating (loss) income after tax expense	(4.21	)%(c)	7.88	%(c)	5.74%

(a) Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions, and no sales charge for the period/year.

(b) Supplemental Ratio information

Ratios to average net assets: (b)
Expenses excluding incentive compensation	7.22	%(c)	7.10	%(c)	7.07%
Expenses excluding incentive compensation, interest and other borrowing costs	7.85	%(c)	3.53	%(c)	3.47%

Net operating income (loss) before incentive compensation	(0.39	)%(c)	7.87	%(c)	6.09%
Net operating income before incentive compensation, interest and other borrowing costs	3.26	%(c)	11.44	%(c)	9.69%

Ratios to average net assets excluding waivers: (b)
Expenses excluding incentive compensation	3.58	%(c)	8.31	%(c)	8.15%
Expenses excluding incentive compensation, interest and other borrowing costs	4.21	%(c)	4.74	%(c)	4.55%

Net operating income (loss) before incentive compensation	(1.02	)%(c)	6.66	%(c)	5.02%
Net operating income before incentive compensation, interest and other borrowing costs	2.63	%(c)	10.23	%(c)	8.62%

(c) Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments

July 31, 2017

Company Name and Address	Nature of its Principal Business	Titles of Securities Held	Percent of Class Held
Non-control/Non-affiliated investments - 50.84%

Actelis Networks, Inc.	Technology Investment	Common Stock	Less than 1%
6150 Stevenson Blvd.
Fremont, CA 94538
Biovation Acquistion Co.	Manufacturer of Laminate Material and Composites	Common Stock - Class B	100.00%
110 Deer Place
Mankato, MN 56001
Custom Alloy Corporation	Manufacturer of Pipe Fittings and Forgings	Second Lien Loan	N/A
3 Washington Avenue		Unsecured Subordinated Loan	N/A
High Bridge, NJ 08829
Dukane IAS, LLC	Welding Equipment Manufacturer	Second Lien Note	N/A
2900 Dukane Drive
St. Charles, IL 60174
FDS, Inc.	Software	Senior Subordinated Debt	N/A
4224 North Fwy
Fort Worth, TX 76137
FOLIOfn, Inc.	Technology Investment - Financial Services	Preferred Stock	71.00%
8180 Greensboro Drive
8th Floor
McLean, VA 22102
HTI Technologies and Industries, Inc.	Electronic Component Manufacturing	Second Lien Note	N/A
315 Tech Park Drive
LaVergne, TN 37086
Initials, Inc.	Consumer Products	Senior Subordinated Debt	N/A
583 Grant Street
Suite G
Clarkesville, GA 30523
Legal Solutions Holdings, Inc.	Business Services	Senior Subordinated Debt	N/A
955 Overland Ct
Suite 200
San Dimas, CA 91773
MainStream Data, Inc.	Technology Investments	Common Stock	0.46%
375 Chipeta Way
Suite B
Salt Lake City, UT 84108-1261
Morey’s Seafood International, LLC	Food Services	Second Lien Loan	N/A
742 Decatur Avenue North
Golden Valley, MN 55427
Quantum Plastics, LLC	Manufacturer of Plastic Parts	Senior Subordinated Debt	N/A
1000 Davis Road		Warrants	100.00%
Elgin, IL 60123
Turf Products, LLC	Distributor - Landscaping and	Senior Subordinated Debt	N/A
157 Moody Road	Irrigation Equipment
PO Box 1200
Enfield, CT 06083
U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan	N/A
290 N.W. 165th Street
PH5 (4th floor) North Miami Beach, FL 33169
U.S. Spray Drying Holding Company	Specialty Chemicals	Class B Common Stock	100.00%
109 Elbow Lane		Secured Loan	N/A
Burlington, New Jersey 08016
United States Technologies, Inc.	Electronics Manufacturing and Repair	Senior Lien Loan	N/A
17-01 Pollitt Drive
Suite 2
Fair Lawn, NJ 07410
Vestal Manufacturing Enterprises, Inc.	Iron Foundries	Second Lien Loan	N/A
176 Industrial Park Road
Sweetwater, TN 37874

Affiliate investments - 29.81%

Advantage Insurance Holdings LTD	Insurance	Preferred Stock	14.85%
250 Munoz Rivera Avenue
Suite 710
San Juan, Puerto Rico 00918

Centile Holdings B.V.	Software	Common Equity Interest	98.00%
Emerald Square- Bat. B
Rue Evariste Galois
06410 Biot Sophia-Antipolis
Crius Energy Trust	Energy Services	Equity Unit	5.80%
535 Connecticut Ave, 6th Fl.
Norwalk, CT 06854

JSC Tekers Holdings	Real Estate Management	Common Stock	9.00%
15-3 Jauniela Street		Preferred Stock	100.00%
Riga, LV-1050
Latvia
MVC Environmental, Inc.	Environmental Services	Senior Secured Loan	N/A
287 Bowman Avenue		Class B Common Stock	100.00%
2nd floor
Purchase, NY 10577
Security Holdings B.V.	Electrical Engineering	Common Equity Interest	98.00%
411 Strawinskylaan		Bridge Loan	N/A
World Trade Center Tower A
XX 1077
Amsterdam, Netherlands
SGDA Europe B.V.	Environmental Services	Common Equity Interest	99.90%
2 Daniel Danielopolu Street
BCR Building, 3rd floor, Sector 1
Bucharest, Romania 014134
Control Investments - 19.77%

Equus Total Return, Inc.	Regulated Investment Company	Common Stock	33.00%
8 Greenway Plaza, Suite 930
Houston, TX 77046
MVC Automotive Group GmbH	Automotive Dealerships	Common Equity Interest	100.00%
Brunner Strabe 66		Bridge Loan	N/A
A-1210
Vienna, Austria
MVC Private Equity Fund LP	Private Equity	Limited Partnership Interest	19.03%
71 South Wacker Drive		General Partnership Interest	100.00%
Suite 2760
Chicago, IL 60606
RuMe Inc.	Consumer Products	Common Stock	5.20%
7022 South Revere Parkway		Series C Preferred Stock	100.00%
Suite 240		Series B-1 Preferred Stock	66.70%
Centennial, CO 80112		Subordinated Debt	N/A
		Warrants	100.00%

(a) These securities are restricted from public sale without prior registration under the Securities Act of 1933.  The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(b) These securities accrue a portion of their interest/dividends in “payment in kind” interest/dividends which is capitalized to the investment.

(c) All of the Company’s equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except MVC Automotive Group GmbH, Security Holdings B.V., SGDA Europe B.V., JSC Tekers Holdings, Centile Holdings B.V., Equus Total Return Inc., MVC Private Equity Fund L.P. and Advantage Insurance LTD. The Company makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(d) Non-income producing assets.

(e) The principal operations of these portfolio companies are located in Europe, Canada, and Puerto Rico which represents approximately 25% of the total assets.  The remaining portfolio companies are located in United States which represents approximately 46% of the total assets.

(f) Percentages are based on net assets of $301,774,214 as of July 31, 2017.

(g) See Note 3 for further information regarding “Investment Classification.”

(h) All or a portion of the accrued interest on these securities have been reserved for.

(i) Legacy Investments.

(j) MVC Private Equity Fund, LP is a private equity fund focused on control equity investments in the lower middle market.  The fund currently holds four investments, three located in the United States and one in Gibraltar, the investments are in the energy, services, contract manufacturing, and industrial sectors.  The Company’s proportional share of Plymouth Rock Energy membership interest and loan, the Gibdock Limited equity interest and Focus Pointe preferred stock is $7,255,392, $4,247,217, $3,001,696, respectively.

(k) All or a portion of these securities may serve as collateral for the Santander Credit Facility.

(l) U.S. Gas & Electric, Inc. is an indirect subsidiary of Crius Energy Trust.

PIK - Payment-in-kind

- Denotes zero cost or fair value.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments

October 31, 2016

Company	Industry	Investment	Principal/Shares	Cost	Fair Value/Market Value

Non-control/Non-affiliated investments- 44.06% (a, c, f, g)
Actelis Networks, Inc.	Technology Investment	Common Stock (150,602 shares) (d, i)		$5,000,003	—
Biogenic Reagents	Renewable Energy	Senior Note 12.0000% Cash, 4.0000% PIK, 07/21/2018 (b, h, l)	$5,574,648	5,574,648	$5,191,932
		Senior Convertible Note 12.0000% Cash, 4.0000% PIK, 07/21/2018 (b, h, l)	5,017,183	5,017,183	4,672,737
		Senior Note 12.0000% Cash, 4.0000% PIK, 06/30/2016 (b, h, l)	4,250,291	4,250,291	4,250,291
		Senior Subordinated Debt 12.0000% Cash, 4.0000% PIK, 06/30/2016 (b, h, l)	1,030,188	1,030,188	1,030,188
		Warrants (d)	2	620,077	—
				16,492,387	15,145,148
Biovation Acquisition Co.	Manufacturer of Laminate Material and Composites	Common Stock (90 shares) (d)		784,622	55,351
		Senior Lien Loan 5.0000% PIK, 05/05/2021 (b, l)	30,000	30,000	30,000
				814,622	85,351
Custom Alloy Corporation	Manufacturer of Pipe Fittings and Forgings	Second Lien Loan 4.5000% Cash, 5.5000% PIK, 04/30/2020 (b, h, l)	24,425,293	24,425,293	18,615,650
		Unsecured Subordinated Loan 12.0000% Cash, 03/31/2018 (l)	3,000,000	3,000,000	2,135,760
				27,425,293	20,751,410
Dukane IAS,LLC	Welding Equipment Manufacturer	Second Lien Note 10.5000% Cash, 2.5000% PIK, 11/17/2020 (b, l)	7,074,711	6,955,462	7,074,711
FDS, Inc.	Software	Senior Subordinated Debt 12.0000% Cash, 4.0000% PIK, 11/30/2016 (b, l)	2,300,000	2,300,000	2,300,000
FOLIOfn, Inc.	Technology Investment - Financial Services	Preferred Stock (5,802,259 shares) (d, i)		15,000,000	5,940,000
HTI Technologies and Industries, Inc.	Electronic Component Manufacturing	Second Lien Note 12.0000% Cash, 2.0000% PIK, 06/21/2018 (b, l)	9,680,251	9,604,132	9,680,251
Initials, Inc.	Consumer Products	Senior Subordinated Debt 12.0000% Cash, 3.0000% PIK, 06/23/2020 (b, l)	4,818,874	4,818,874	4,754,355
Legal Solutions Holdings, Inc.	Business Services	Senior Subordinated Debt 12.0000% Cash, 4.0000% PIK, 09/12/2018 (b, l)	11,028,610	11,036,929	10,898,792
MainStream Data, Inc.	Technology Investment	Common Stock (5,786 shares) (d, i)		3,750,000	—
Morey’s Seafood International, LLC	Food Services	Second Lien Loan 10.0000% Cash, 4.0000% PIK, 08/12/2018 (b, h, l)	17,167,669	17,167,669	15,169,547
Pride Engineering, LLC	Manufacturer of Equipment Components	Second Lien Note 12.0000% Cash, 06/18/2021 (l)	5,135,000	5,048,563	5,135,000
Quantum Plastics, LLC	Manufacturer of Plastic Parts	Senior Subordinated Debt 12.0000% Cash, 03/10/2021 (l)	10,000,000	9,570,176	9,657,398
		Warrants (d)	1	392,792	392,792
				9,962,968	10,050,190
Thunderdome Restaurants, LLC	Restaurants	Second Lien Loan, 12.0000% Cash, 06/10/2020 (l)	3,000,000	2,984,061	3,030,000
U.S. Spray Drying Holding Company	Specialty Chemicals	Class B Common Stock (784 shares) (d)		5,488,000	6,625,000
		Secured Loan 12.0000% Cash, 04/30/2019 (l)	1,500,000	1,500,000	1,500,000
				6,988,000	8,125,000
United States Technologies, Inc.	Electronics Manufacturing and Repair	Senior Lien Loan 10.5000% Cash, 07/17/2020 (l)	5,000,000	5,000,000	5,050,000
Sub Total Non-control/Non-affiliated investments				150,348,963	123,189,755

Affiliate investments - 60.61% (a, c, f, g)
Advantage Insurance Holdings LTD	Insurance	Preferred Stock (750,000 shares) (d, e)		7,500,000	8,304,412
Centile Holdings B.V.	Software	Common Equity Interest (d, e)		3,524,376	5,379,000
JSC Tekers Holdings	Real Estate Management	Common Stock (3,201 shares) (d, e)		4,500	—
		Preferred Stock (9,159,085 shares) (d, e)		11,810,188	3,730,000
				11,814,688	3,730,000
MVC Environmental, Inc.	Environmental Services	Senior Secured Loan 9.0000% PIK, 12/22/2020 (b, l)	6,426,943	6,426,943	6,426,943
		Common Stock (950 shares) (d)		3,081,000	1,626,910
				9,507,943	8,053,853
Security Holdings B.V.	Electrical Engineering	Common Equity Interest (d, e)		51,534,073	34,854,000
SGDA Europe B.V.	Environmental Services	Common Equity Interest (d, e)		28,544,800	1,257,000
U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan, 13.0000% Cash, 07/01/2019 (l)	7,500,000	7,500,000	7,500,000
		Unsecured Loan 10.0000% Cash, 4.0000% PIK , 07/01/2018 (b, l)	3,298,448	3,298,448	3,298,448
		Convertible Series I Preferred Stock (32,200 shares) (k, n)		500,000	89,367,607
		Convertible Series J Preferred Stock (8,216 shares) (n)		—	—
				11,298,448	100,166,055
Vestal Manufacturing Enterprises, Inc.	Iron Foundries	Senior Subordinated Debt 12.0000% Cash, 3.0000% PIK , 11/28/2021 (b, l)	6,510,065	6,510,065	6,566,924
		Common Stock (5,610 shares) (d)		250,000	677,222
		Warrants (d)	5,303	—	438,304
				6,760,065	7,682,450

Sub Total Affiliate investments				130,484,393	169,426,770

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments - (Continued)

October 31, 2016

Company	Industry	Investment	Principal/Shares	Cost	Fair Value/Market Value
Control investments - 24.15% (c, f, g)
Equus Total Return, Inc.	Registered Investment Company	Common Stock (4,444,644 shares) (d, l)		$10,030,272	$8,311,484
MVC Automotive Group GmbH	Automotive Dealerships	Common Equity Interest (a, d, e)		50,057,288	12,321,000
		Bridge Loan 6.0000% Cash, 06/30/2017 (a, e, l)	$3,322,500	3,322,500	3,322,500
				53,379,788	15,643,500
MVC Private Equity Fund LP	Private Equity	Limited Partnership Interest (a, d, j, l)		13,838,539	25,166,780
		General Partnership Interest (a, d, j, l)		353,024	631,262
				14,191,563	25,798,042
RuMe Inc.	Consumer Products	Common Stock (5,297,548 shares) (a, d)		924,475	540,000
		Series C Preferred Stock (23,896,634 shares) (a, d)		3,410,694	5,836,000
		Series B-1 Preferred Stock (4,999,076 shares) (a, d)		999,815	2,017,000
		Subordinated Debt 10.0000% PIK, 10/07/2017 (a, b, l)	900,000	846,777	846,777
		Guarantee (a, d)	1	—	(277,535)
		Warrants (a, d)	1	336,393	1,054,485
				6,518,154	10,016,727
SIA Tekers Invest	Port Facilities	Common Stock (68,800 shares) (a, d, e)		2,300,000	—
		Bridge Loan 6.0000% Cash, 06/27/2017 (a, e, h, l)	27,785	27,785	—
				2,327,785	—
Turf Products, LLC	Distributor - Landscaping and	Senior Subordinated Debt 7.0000% Cash, 4.0000% PIK, 11/01/2018 (a, b, l)	3,895,262	3,895,262	3,754,677
	Irrigation Equipment	Limited Liability Company Interest (a, d)		3,535,694	3,991,794
		Guarantee (a, d)	1	—	(12,995)
		Warrants (a, d)	150	—	—
				7,430,956	7,733,476

Sub Total Control investments				93,878,518	67,503,229

TOTAL PORTFOLIO INVESTMENTS - 128.82% (f)				$374,711,874	$360,119,754

U.S. Treasury Obligations - 12.52% (f, g)
U.S. Treasury Bill	U.S. Government Securities	1.2500% Cash, 10/31/2021 (m)	35,100,000	$34,998,593	$34,991,681

Sub Total Short-Term Investments				$34,998,593	$34,991,681

Cash equivalents and restricted cash equivalents - 0.14% (f, g)
Fidelity Institutional Government Money Market Fund	Money Market Fund	Beneficial Shares (299,569 shares)		299,569	299,569
Morgan Stanley Institutional Liquidity Government Portfolio	Money Market Fund	Beneficial Shares (95,043 shares)		95,043	95,043
Total Cash equivalents and restricted cash equivalents				394,612	394,612

TOTAL INVESTMENTS - 141.48%				$410,105,079	$395,506,047

(a) These securities are restricted from public sale without prior registration under the Securities Act of 1933.  The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration, rights and related costs.

(b) These securities accrue a portion of their interest/dividends in “payment in kind” interest/dividends which is capitalized to the investment.

(c) All of the Company’s equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except MVC Automotive Group GmbH, Security Holdings B.V., SGDA Europe B.V., SIA Tekers Invest, JSC Tekers Holdings, Centile Holdings B.V., Equus Total Return, Inc., MVC Private Equity Fund L.P., and Advantage Insurance LTD.  The Company makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(d) Non-income producing assets.

(e) The principal operations of these portfolio companies are located in Europe and Cayman Islands which represents approximately 25% of the net assets.  The remaining portfolio companies are located in North America which represents approximately 104% of the net assets.

(f) Percentages are based on net assets of $279,557,778 as of October 31, 2016.

(g) See Note 3 for further information regarding “Investment Classification.”

(h) All or a portion of the accrued interest on these securities have been reserved for.

(i) Legacy Investments.

(j) MVC Private Equity Fund, LP is a private equity fund focused on control equity investments in the lower middle market.  The fund currently holds five investments, four located in the United States and one in Gibraltar, the investments are in the energy, services, contract manufacturing, and industrial sectors.  The

Company’s proportional share of the AccuMed Corp. preferred stock, Plymouth Rock Energy membership interest and loan, the Gibdock Limited equity interest and Focus Pointe preferred stock is $8,916,632, $7,343,966, $4,627,855 and $2,854,783, respectively.

(k) Upon a liquidity event, the Company may receive additional ownership in U.S. Gas & Electric, Inc.

(l) All or a portion of these securities may serve as collateral for the Santander Credit Facility.

(m) All or a portion of these securities may serve as collateral for the BB&T Credit Facility.

(n) All or a portion of these securities may serve as collateral for the Macquarie Energy trade supply credit facility

PIK - Payment-in-kind

- Denotes zero cost or fair value.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc. (the “Company”)

Notes to Consolidated Financial Statements

July 31, 2017

(Unaudited)

1. Basis of Presentation

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and footnotes required by U.S. generally accepted accounting principles for complete consolidated financial statements.  Certain amounts, when applicable, have been reclassified to adjust to current period presentations.  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included as required by Regulation S-X, Rule 10-01. These statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2016, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 17, 2017.  As the Company is an investment company, (as defined by the Investment Company Act of 1940 (the “1940 Act”)), management follows investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) 946-Investment Companies, which is accounting principles generally accepted in the United States of America (“GAAP”).

2. Consolidation

On July 16, 2004, the Company formed a wholly-owned subsidiary, MVC Financial Services, Inc. (“MVCFS”).  MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Company, the Company’s portfolio companies and other entities.  MVCFS had opening equity of $1 (100 shares at $0.01 per share). The Company does not hold MVCFS for investment purposes and does not intend to sell MVCFS.

On October 14, 2011, the Company formed a wholly-owned subsidiary, MVC Cayman, an exempted company incorporated in the Cayman Islands, to hold certain of its investments and to make certain future investments.  The results of MVCFS and MVC Cayman are consolidated into the Company’s financial statements and all inter-company accounts have been eliminated in consolidation.  Of the $119.5 million in cash and cash equivalents on the Company’s Consolidated Balance Sheets as of July 31, 2017, approximately $1.1 million was held by MVC Cayman.

During fiscal year ended October 31, 2012 and thereafter, MVC Partners, LLC (“MVC Partners”) was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the MVC Private Equity Fund, L.P. (“PE Fund”) is a substantial portion of MVC Partners operations.  Previously, MVC Partners was presented as a portfolio company on the Consolidated Schedule of Investments.  The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company.  There are additional disclosures resulting from this consolidation.

MVC GP II, LLC (“MVC GP II”), an indirect wholly-owned subsidiary of the Company, serves as the general partner of the PE Fund.  MVC GP II is wholly-owned by MVCFS, a subsidiary of the Company.  The results of MVC GP II are consolidated into MVCFS and ultimately the Company. All inter-company accounts have been eliminated in consolidation.

During fiscal year ended October 31, 2014, MVC Turf, Inc. (“MVC Turf”) was consolidated with the Company as MVC Turf is an MVC wholly-owned holding company. The consolidation of MVC Turf did not have any material effect on the financial position or net results of operations of the Company.  On March 7, 2017, the Company exchanged its shares of MVC Turf, the holding company that owned the Company’s LLC interest in Turf Products, for approximately $3.8 million of additional subordinated debt in Turf Products.  Prior to the exchange, the Company also received a distribution from MVC Turf, prior to the exchange, of approximately $323,000. The impact of the deconsolidation of MVC Turf on the Company’s financial condition and results of operations was immaterial.  As of July 31, 2017, MVC Turf is no longer consolidated with the Company.

3. Investment Classification

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under that 1940 Act, we are deemed to control a company in which we have invested if we own 25% or more of the voting securities of such company. We are deemed to be an affiliate of a company in which we have invested if we own 5% or more and less than 25% of the voting securities of such company.

4. Cash and Cash Equivalents

For the purpose of the Consolidated Balance Sheets and Consolidated Statements of Cash Flows, the Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The Company places its cash and cash equivalents with financial institutions and cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit.  As of July 31, 2017, the Company had approximately $772,000 in cash equivalents and approximately $118.8 million in cash totaling approximately $119.5 million.  Of the $119.5 million in cash and cash equivalents, approximately $1.1 million was held by MVC Cayman.

Restricted Cash and Cash Equivalents

Cash and cash equivalent accounts that are not available to the Company for day—to-day use and are legally restricted are classified as restricted cash. Restricted cash and cash equivalents are carried at cost, which approximates fair value.  During the fiscal year ended October 31, 2016, the Company agreed to cash collateralize a $500,000 working capital line of credit for an entity partially owned by MVC Environmental, Inc. (“MVC Environmental”) and a $300,000 letter of credit for RuMe, Inc. (“RuMe”).  During the nine month period ended July 31, 2017, the cash collateral securing the MVC Environmental working capital line of credit was released and a new credit facility was entered into secured by a $1.0 million letter of credit.  The $1.0 million letter of credit for MVC Environmental is collateralized by the Company’s Credit Facility III (defined below).  The cash securing the $300,000 letter of credit for RuMe is classified as restricted cash on the Company’s Consolidated Balance Sheets as of July 31, 2017.

5. Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers” (Topic 606). ASU 2014-09 addresses the reporting of revenue by most entities and will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. In August 2015, the FASB issued ASU 2015-14 that defers the effective date of ASU 2014-09 for public business entities for annual reporting periods beginning after December 15, 2017, including interim periods therein. Early application is not permitted for public business entities.  On December 27, 2016, the FASB issued ASU 2016-20 to make various amendments to Topic 606, going into effect for years beginning after December 15, 2017.  The Company is currently assessing the impact of this guidance.

In August 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-15, “Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). The standard requires management to evaluate, at each interim and annual reporting period, whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued, and provide related disclosures. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and for annual and interim periods thereafter, and early adoption is permitted. This update has had no impact on the Company’s financial condition or results of operations.

In February 2015, the FASB issued Accounting Standards Update 2015-02, which updated consolidation standards under ASC Topic 810, “Consolidation”. Under this update, a new consolidation analysis is required for variable interest entities (“VIEs”) and will limit the circumstances in which investment managers and similar entities are required to consolidate the entities that they manage. The FASB decided to eliminate some of the criteria under which their fees are considered a variable interest and limit the circumstances in which variable interests in a VIE held by related parties of a reporting enterprise require the reporting enterprise to consolidate the VIE. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015.  This update has had no impact on the Company’s financial condition or results of operations.

In April 2015, the FASB issued Accounting Standards Update 2015-03, Interest—Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. Under this guidance, debt issuance costs related to a recognized debt liability are to be presented as a direct deduction from the debt liability rather than as an asset on the balance sheet, consistent with debt discounts. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015.  This update has had no material impact on the Company’s financial condition or results of operations.

In May 2015, the FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The new guidance removes the requirement that investments for which NAV is determined based on practical expedient reliance be reported utilizing the fair value hierarchy. The guidance is effective for public business entities for annual and interim periods in fiscal years beginning after December 15, 2015.  This update has had no material impact on the Company’s financial condition or results of operations.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments (Topic 230). The amendments provide guidance on eight specific cash flow issues in how certain cash receipts and cash payments are presented and classified in the statement of cash flows with the objective of reducing the existing diversity in practice. The amendments are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Early adoption is permitted.  The Company does not expect to adopt ASU 2016-15 early and does not believe the standard will have a material impact on our financial statements, when adopted.

In October 2016, the FASB issued ASU 2016-17, to amend the consolidation guidance on how a reporting entity that is the single decision maker of a VIE should treat indirect interests in the entity held through related parties that are under common control with the reporting entity when determining whether it is the primary beneficiary of that VIE. The ASU is effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years.  The Company does not expect the adoption of ASU 2016-17 to have a material impact on our financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash.  The amendments in this Update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The ASU is effective for public business entities for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years.  The Company does not expect the adoption of ASU 2016-18 to have a material impact on our financial statements.

6. Investment Valuation Policy

Our investments are carried at fair value in accordance with the Accounting Standards Codification, Fair Value Measurement (“ASC 820”). In accordance with the 1940 Act, unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by the Valuation Committee of our Board of Directors. For legally or contractually restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date minus a discount for the restriction.  At July 31, 2017, we did not own restricted or unrestricted securities of any publicly traded company in which we have a majority-owned interest but did own one security in which we have a minority-owned interest.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy that prioritizes information used to measure value.  In determining fair value, the Valuation Committee primarily uses the level 3 inputs referenced in ASC 820.

ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset to which the reporting entity has access to as of the measurement date.  If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

Valuation Methodology

Pursuant to the requirements of the 1940 Act and in accordance with ASC 820, we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by the Board of Directors, which are consistent with ASC 820.  As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures.  Our Board of Directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.

Pursuant to our Valuation Procedures, the Valuation Committee (which is comprised of three Independent Directors) determines fair values of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). In doing so, the Committee considers the recommendations of The Tokarz Group Advisers LLC (“TTG Advisers”).  The Committee also takes into account input and reviews by third party consultants retained to support the Company’s valuation process. The Company has also adopted several other enhanced processes related to valuations of controlled/affiliated portfolio companies.  Any changes in valuation are recorded in the consolidated statements of operations as “Net unrealized appreciation (depreciation) on investments.”

Currently, our NAV per share is calculated and published on a quarterly basis.  The Company calculates our NAV per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation.  Fair values of foreign investments reflect exchange rates, as applicable, in effect on the last business day of the quarter end.  Exchange rates fluctuate on a daily basis, sometimes significantly.  Exchange rate fluctuations following the most recent quarter end are not reflected in the valuations reported in this Quarterly Report.  See Item 1A Risk Factor, “Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.”

At July 31, 2017 and October 31, 2016, approximately 62.84% and 81.37%, respectively, of total assets represented investments in portfolio companies recorded at fair value (“Fair Value Investments”).

Under most circumstances, at the time of acquisition, Fair Value Investments are carried at cost (absent the existence of conditions warranting, in management’s and the Valuation Committee’s view, a different initial value).  During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors.  No pre-determined formula can be applied to determine fair value.  Rather, the Valuation Committee analyzes fair value measurements based on the value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale.  The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, the recapitalization of a portfolio company or by a public offering of its securities.

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value.  To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors.  The Company generally requires, where practicable, portfolio companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the fair value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs, which might become payable on disposition of such investments.

If a security is publicly traded, the fair value is generally equal to market value based on the closing price on the principal exchange on which the security is primarily traded unless restricted and a restricted discount is applied.

For equity securities of portfolio companies, whose securities are not publicly traded, the Valuation Committee estimates the fair value based on market and/or income approach with value then attributed to equity or equity like securities using the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology.  Under the Enterprise Value Waterfall valuation methodology, the Valuation Committee estimates the enterprise fair value of the portfolio company and then waterfalls the enterprise value over the portfolio company’s securities in order of their preference relative to one another.  To assess the enterprise value of the portfolio company, the Valuation Committee weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value.  The methodologies for performing assets may be based on, among other things:  valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company, and third-party asset and real estate appraisals.  For non-performing assets, the Valuation Committee may estimate the liquidation or collateral value of the portfolio company’s assets.  The Valuation Committee also takes into account historical and anticipated financial results.

The Company does not utilize hedge accounting and instead, when applicable, marks its derivatives to market on the Company’s consolidated statement of operations.

In assessing enterprise value, the Valuation Committee considers the mergers and acquisitions (“M&A”) market as the principal market in which the Company would sell its investments in portfolio companies under circumstances where the Company has the ability to control or gain control of the board of directors of the portfolio company (“Control Companies”).  This approach is consistent with the principal market that the Company would use for its portfolio companies if the Company has the ability to initiate a sale of the portfolio company as of the measurement date, i.e., if it has the ability to control or gain control of the board of directors of the portfolio company as of the measurement date.  In evaluating if the Company can control or gain control of a portfolio company as of the measurement date, the Company takes into account its equity securities on a fully diluted basis, as well as other factors.

For Non-Control Companies, consistent with ASC 820, the Valuation Committee considers a hypothetical secondary market as the principal market in which it would sell investments in those companies.  The Company also considers other valuation methodologies such as the Option Pricing Method and liquidity preferences when valuing minority equity positions of a portfolio company.

For loans and debt securities of Non-Control Companies (for which the Valuation Committee has identified the hypothetical secondary market as the principal market), the Valuation Committee determines fair value based on the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology.  In applying the Market Yield valuation methodology, the Valuation Committee determines the fair value based on such factors as third party broker quotes (if available) and market participant assumptions, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date.

Estimates of average life are generally based on market data of the average life of similar debt securities.  However, if the Valuation Committee has information available to it that the debt security is expected to be repaid in the near term, the Valuation Committee would use an estimated life based on the expected repayment date.

The Valuation Committee determines fair value of loan and debt securities of Control Companies based on the estimate of the enterprise value of the portfolio company.  To the extent the enterprise value exceeds the remaining principal amount of the loan and all other debt securities of the company, the fair value of such securities is generally estimated to be their cost.  However, where the enterprise value is less than the remaining principal amount of the loan and all other debt securities, the Valuation Committee may discount the value of such securities to reflect an impairment.

For the Company’s or its subsidiary’s investment in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the general partner (the “GP”) of the PE Fund, the Valuation Committee relies on the GP’s determination of the fair value of the PE Fund which will be generally valued, as a practical expedient, utilizing the net asset valuations provided by the GP, which will be made:  (i) no less frequently than quarterly as of the Company’s fiscal quarter end and (ii) with respect to the valuation of PE Fund investments in portfolio companies, will be based on methodologies consistent with those set forth in the Company’s Valuation Procedures.  In making its determinations, the GP considers and generally relies on TTG Advisers’ recommendations.  The determination of the net asset value of the Company’s or its subsidiary’s investment in the PE Fund will follow the methodologies described for valuing interests in private investment funds (“Investment Vehicles”) described below.  Additionally, when both the Company and the PE Fund hold investments in the same portfolio company, the GP’s Fair Value determination shall be based on the Valuation Committee’s determination of the Fair Value of the Company’s portfolio security in that portfolio company.

As permitted under GAAP, the Company’s interests in private investment funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by management of the underlying Investment Vehicles, without adjustment, unless TTG Advisers is aware of information indicating that a value reported does not accurately reflect the value of the Investment Vehicle, including any information showing that the valuation has not been calculated in a manner consistent with GAAP.  Net unrealized appreciation (depreciation) of such investments is recorded based on the Company’s proportionate share of the aggregate amount of appreciation (depreciation) recorded by each underlying Investment Vehicle.  The Company’s proportionate investment interest includes its share of interest and dividend income and expense, and realized and unrealized gains and losses on securities held by the underlying Investment Vehicles, net of operating expenses and fees.  Realized gains and losses on distributions from Investment Vehicles are generally recognized on a first in, first out basis.

The Company applies the practical expedient to interests in Investment Vehicles on an investment by investment basis, and consistently with respect to the Company’s entire interest in an investment.  The Company may adjust the valuation obtained from an Investment Vehicle with a premium, discount or reserve if it determines that the net asset value is not representative of fair value.

If the Company intends to sell all or a portion of its interest in an Investment Vehicle to a third-party in a privately negotiated transaction near the valuation date, the Company will consider offers from third parties to buy the interest in an Investment Vehicle in valuations, which may be discounted for both probability of close and time.

When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”) with a debt security, the Company typically allocates its cost basis in the investment between debt securities and nominal cost equity at the time of origination.  If the Company is not reimbursed for investment or transaction related costs at the time an investment is made, the Company typically capitalizes those costs to the cost basis of the investment.

Interest income, adjusted for amortization of premium and accretion of discount on a yield to maturity methodology, is recorded on an accrual basis to the extent that such amounts are expected to be collected.  Origination and/or closing fees associated with investments in portfolio companies are accreted into income over the respective terms of the applicable loans.  Upon the prepayment of a loan or debt security, any unamortized original issue discount or market discount is recorded as interest income. Prepayment premiums are recorded on loans when received as interest income.  Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that the Company expects to collect such amounts.

For loans, debt securities, and preferred securities with contractual payment-in-kind interest or dividends, which represent contractual interest/dividends accrued and added to the loan balance or liquidation preference that generally becomes due at maturity, the Company will not ascribe value to payment-in-kind interest/dividends, if the portfolio company valuation indicates that the payment-in-kind interest is not collectible.  However, the Company may ascribe value to payment-in-kind interest if the health of the portfolio company and the underlying securities are not in question.  All payment-in-kind interest that has been added to the principal balance or capitalized is subject to ratification by the Valuation Committee.   For interest or deferred interest receivables purchased by the Company at a discount to their outstanding amount, the Company amortizes the discount using the effective yield method and records it as interest income over the life of the loan.  The Company will not ascribe value to the interest or deferred interest, if the Company has determined that the interest is not collectible.

Escrows from the sale of a portfolio company are generally valued at an amount, which may be expected to be received from the buyer under the escrow’s various conditions and discounted for both risk and time.

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies.  The Valuation Committee typically will look at the pricing of the security in which the guarantee provided support for the security and compare it to the price of a similar or hypothetical security without guarantee support.  The difference in pricing will be discounted for time and risk over the period in which the guarantee is expected to remain outstanding.

Reclassifications — Certain amounts from prior years have been reclassified to conform to the current year presentation.

7. Concentration of Market Risk

Financial instruments that subjected the Company to concentrations of market risk consisted principally of equity investments, subordinated notes, debt instruments and escrow receivables (other than cash equivalents), which collectively represented approximately 71.01% and 85.41% of the Company’s total assets at July 31, 2017 and October 31, 2016, respectively. As discussed in Note 8, these investments consist of securities in companies with no readily determinable market values and as such are valued in accordance with the Company’s fair value policies and procedures. The Company’s investment strategy represents a high degree of business and financial risk due to the fact that the Company’s portfolio investments (other than cash equivalents) are generally illiquid, in small and middle market companies, and include foreign investments (which subject the Company to additional risks such as currency, geographic, demographic and operational risks), entities with little operating history or entities that possess operations in new or developing industries. These investments, should they become publicly traded, would generally be (i) subject to restrictions on resale, if they were acquired from the issuer in private placement transactions; and (ii) susceptible to market risk.  Additionally, we are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore may invest a significant portion of our assets in a relatively small number of portfolio companies, which gives rise to a risk of significant loss should the performance or financial condition of one or more portfolio companies deteriorate.  As of July 31, 2017, the fair value of our largest investment, Crius Energy Trust (“Crius”), including its wholly-owned indirect subsidiary, U.S. Gas & Electric, Inc. (“U.S. Gas”) (collectively, “Crius”), comprised 15.2% of our total assets and 21.5% of our net assets.  The Company’s investments in short-term securities are generally in U.S. government securities, with a maturity of greater than three months but generally less than one year or other high quality and highly liquid investments.  The Company considers all money market and other cash investments purchased with an original maturity of less than three months to be cash equivalents.

The following table shows the portfolio composition by industry grouping at fair value as a percentage of net assets as of July 31, 2017 and October 31, 2016.

	July 31, 2017	October 31, 2016
Energy Services	21.51%	35.83%
Electrical Engineering	13.08%	12.47%
Automotive Dealerships	6.99%	5.60%
Manufacturer of Pipe Fittings	6.79%	7.42%
Private Equity	5.96%	9.23%
Food Services	5.84%	5.43%
Consumer Products	4.80%	5.28%
Business Services	3.80%	3.90%
Manufacturer of Plastics Parts	3.78%	3.60%
Regulated Investment Company	3.48%	2.97%
Electronics Component Manufacturing	3.22%	3.46%
Software	2.93%	2.75%
Insurance	2.92%	2.97%
Distributor - Landscaping and Irrigation Equipment	2.48%	2.77%
Welding Equipment Manufacturer	2.41%	2.53%
Specialty Chemicals	2.33%	2.91%
Environmental Services	2.20%	3.33%
Technology Investment - Financial Services	1.87%	2.12%
Electronics Manufacturing and Repair	1.84%	1.81%
Real Estate Management	1.38%	1.33%
Iron Foundries	0.81%	2.75%
Renewable Energy	0.00%	5.42%
Manufacturer of Equipment Components	0.00%	1.83%
Restaurants	0.00%	1.08%
Manufacturer of Laminate Material and Composites	0.00%	0.03%
Port Facilities	0.00%	0.00%
	100.42%	128.82%

8. Portfolio Investments

Pursuant to the requirements of the 1940 Act and ASC 820, we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimated fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with Valuation Procedures adopted by our Board of Directors.  As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures.

The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

•                                          Level 1: Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. We use Level 1 inputs for investments in publicly traded unrestricted securities for which we do not have a controlling interest. Such investments are valued at the closing price on the measurement date.  We valued one of our investments using Level 1 inputs as of July 31, 2017.

•                                          Level 2: Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly or other inputs that are observable or can be corroborated by observable market data. Additionally, the Company’s interests in Investment Vehicles that can be withdrawn by the Company at the net asset value reported by such Investment Vehicle as of the measurement date or within six months of the measurement date are generally categorized as Level 2 investments.  We did not value any of our investments using Level 2 inputs as of July 31, 2017.

•                                          Level 3: Level 3 inputs are unobservable and cannot be corroborated by observable market data. Additionally, included in Level 3 are the Company’s interests in Investment Vehicles from which the Company cannot withdraw at the net asset value reported by such Investment Vehicles as of the measurement date or within six months of the measurement date.  We use Level 3 inputs for measuring the fair value of substantially all of our investments. See Note 6 “Investment Valuation Policy” for the investment valuation policies used to determine the fair value of these investments.

As noted above, the interests in Investment Vehicles are included in Level 3 of the fair value hierarchy.  In determining the appropriate level, the Company considers the length of time until the investment is redeemable, including notice and lock-up periods and any other restriction on the disposition of the investment. The Company also considers the nature of the portfolios of the underlying Investment Vehicles and such vehicles’ ability to liquidate their investment.

The following fair value hierarchy tables set forth our investment related assets and (liabilities) by level as of July 31, 2017 and October 31, 2016 (in thousands):

	July 31, 2017
	Level 1	Level 2	Level 3	Investment measured at NAV	Total
Senior/Subordinated Loans and credit facilities	$—	$—	$156,527	$—	$156,527
Common Stock	34,866	—	6,025	—	40,891
Preferred Stock	—	—	26,298	—	26,298
Warrants	—	—	2,404	—	2,404
Common Equity Interest	—	—	58,940	—	58,940
LP Interest of the PE Fund	—	—	—	17,536	17,536
GP Interest of the PE Fund	—	—	—	441	441
Guarantees	—	—	(217)	—	(217)
Total	$34,866	$—	$249,977	$17,977	$302,820

	October 31, 2016
	Level 1	Level 2	Level 3	Investment measured at NAV	Total
Senior/Subordinated Loans and credit facilities	$—	$—	$141,893	$—	$141,893
Common Stock	8,311	—	9,524	—	17,835
Preferred Stock	—	—	115,195	—	115,195
Warrants	—	—	1,886	—	1,886
Common Equity Interest	—	—	53,811	—	53,811
LP Interest of the PE Fund	—	—	—	25,167	25,167
GP Interest of the PE Fund	—	—	—	631	631
LLC Interest	—	—	3,992	—	3,992
Guarantee	—	—	(291)	—	(291)
Escrow Receivable	—	—	9,152	—	9,152
Short-term investments	—	34,992	—	—	34,992
Total Investments, net	$8,311	$34,992	$335,162	$25,798	$404,263

A review of fair value hierarchy classifications is conducted on a quarterly basis.  Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities.  Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the period in which the reclassifications occur.  During the nine month period ended July 31, 2017 and the year ended October 31, 2016, there were no transfers in and out of Level 1 or 2.

The following tables set forth a summary of changes in the fair value of investment related assets and liabilities measured using Level 3 inputs for the nine month period ended July 31, 2017, and July 31, 2016 (in thousands):

	Balances, November 1, 2016	Realized Gains (Losses) (1)	Reversal of Prior Period (Appreciation) Depreciation on Realization (2)	Unrealized Appreciation (Depreciation) (3)	Purchases (4)	Sales (5)	Transfers In & Out of Level 3	Balances, July 31, 2017	Total Loss for the Year Included in Earnings Attibutable to the Change in Unrealized Appreciation (Depreciation) on Investments held as of July 31, 2017
Senior/Subordinated Loans and credit facilities	$141,893	$(28)	$584	$1,427	$51,939	$(39,288)	$—	$156,527	$1,275
Common Stock	9,524	(1,863)	1,873	(2,935)	59	(633)	—	6,025	(2,881)
Preferred Stock	115,195	114,581	(88,868)	470	—	(115,080)	—	26,298	470
Warrants	1,886	(207)	182	895	—	(352)	—	2,404	957
Common Equity Interest	53,811	—	—	4,331	1,128	(330)	—	58,940	4,331
LLC Interest	3,992	609	(456)	—	—	(4,145)	—	—	—
Guarantees	(291)	—	13	61	—	—	—	(217)	60
Escrow Receivable	9,152	1,262	—	—	—	(10,414)	—	—	—
Total	$335,162	$114,354	$(86,672)	$4,249	$53,126	$(170,242)	$—	$249,977	$4,212

	Balances, November 1, 2015	Realized Gains (Losses) (1)	Reversal of Prior Period (Appreciation) Depreciation on Realization (2)	Unrealized Appreciation (Depreciation) (3)	Purchases (4)	Sales (5)	Transfers In & Out of Level 3	Balances, July 31, 2016	Total Loss for the Year Included in Earnings Attibutable to the Change in Unrealized Appreciation (Depreciation) on Investments held as of July 31, 2016
Senior/Subordinated Loans and credit facilities	$138,471	$(6,526)	$7,593	$(11,224)	$49,688	$(29,436)	$—	$148,566	$(18,483)
Common Stock	7,953	(16,993)	16,993	693	3,081	(2)	—	11,725	(4,858)
Preferred Stock	149,026	(14,671)	14,052	(4,088)	—	(37,948)	—	106,371	62,151
Warrants	1,661	(1,111)	1,111	(1,202)	393	—	—	852	(161)
Common Equity Interest	69,677	—	—	(7,296)	1,599	—	—	63,980	(70,993)
LLC Interest	3,992	—	—	—	—	—	—	3,992	456
Guarantees	(41)	—	—	19	—	—	—	(22)	(22)
Escrow Receivable	293	(1,108)	—	(82)	11,014	(1,329)	—	8,788	—
Total	$371,032	$(40,409)	$39,749	$(23,180)	$65,775	$(68,715)	$—	$344,252	$(31,910)

(1)       Included in net realized gain (loss) on investments in the Consolidated Statements of Operations.

(2)       Included in net unrealized appreciation (depreciation) of investments in the Consolidated Statements of Operations related to securities disposed of during the nine month period ended July 31, 2017 and July 31, 2016, respectively.

(3)       Included in net unrealized appreciation (depreciation) of investments in the Consolidated Statements of Operations related to securities held during the nine month period ended July 31, 2017 and July 31, 2016, respectively.

(4)       Includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, premiums and closing fees and the exchange of one or more existing securities for new securities.  For the nine month period ended July 31, 2017 and July 31, 2016, a total of approximately $1.4 million and $6.7 million, respectively, of PIK interest and dividends and amortization of discounts and fees are included.

(5)       Includes decreases in the cost basis of investments resulting from principal repayments or sales.

In accordance with ASU 2011-04, the following tables summarize information about the Company’s Level 3 fair value measurements as of July 31, 2017 and October 31, 2016 (in thousands):

Quantitative Information about Level 3 Fair Value Measurements*

	Fair value as of			Range		Weighted
	7/31/2017	Valuation technique	Unobservable input	Low	High	average (a)

Common Stock (c) (d)	$6,025	Adjusted Net Asset Approach	Real Estate Appraisals	N/A	N/A	N/A

		Market Approach	Revenue Multiple	1.4x	1.4x	1.4x
			Forward EBITDA Multiple	5.9x	7.0x	7.0x

Senior/Subordinated loans and credit facilities (b) (d)	$156,527	Market Approach	EBITDA Multiple	6.0x	8.8x	7.5x
			Forward EBITDA Multiple	5.9x	7.0x	6.7x
			Revenue Multiple	1.4x	1.4x	1.4x
			Discount to Letter of Intent	10.0%	10.0%	10.0%
			Illiquidity Discount	15.0%	15.0%	15.0%

		Income Approach	Required Rate of Return	8.5%	22.2%	13.2%
			Discount Rate	15.5%	18.0%	16.9%

		Adjusted Net Asset Approach	Real Estate Appraisals	N/A	N/A	N/A
			Discount to Net Asset Value	0.0%	0.0%	0.0%

Common Equity Interest	$58,940	Market Approach	Revenue Multiple	2.0x	2.0x	2.0x
			EBITDA Multiple	6.0x	7.0x	6.7x

		Adjusted Net Asset Approach	Real Estate Appraisals	N/A	N/A	N/A
			Discount to Net Asset Value	0.0%	0.0%	0.0%

		Income Approach	Discount Rate	15.5%	17.6%	15.8%
			Perpetual Growth Rate of Free Cash Flow	3.0%	3.0%	3.0%

Preferred Stock (c)	$26,298	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%	0.0%	0.0%
			Real Estate Appraisals	N/A	N/A	N/A

		Market Approach	Revenue Multiple	1.4x	1.4x	1.4x
			% of AUM	0.81%	0.81%	0.81%
			Illiquidity Discount	30.0%	30.0%	30.0%
			Multiple of Book Value	1.0x	1.0x	1.0x
			EBT Multiple	14.5x	14.5x	14.5x
			Discount to Letter of Intent	0.0%	0.0%	0.0%

		Income Approach	Discount Rate	15.9%	15.9%	15.9%
			Perpetual Growth Rate of Free Cash Flow	2.5%	2.5%	2.5%

Warrants	$2,404	Market Approach	Revenue Multiple	1.4x	1.4x	1.4x
			Discount to Letter of Intent	10.0%	10.0%	10.0%

Guarantees	$(217)	Income Approach	Discount Rate	20.0%	20.0%	20.0%

Total	$249,977

Notes:

(a) Calculated based on fair values.

(b) Certain investments are priced using non-binding broker or dealer quotes.

(c) Certain common and preferred stock investments are fair valued based on liquidation-out preferential rights held by the Company.

(d) Real estate appraisals are performed by independent third parties and the Company does not have reasonable access to the underlying unobservable inputs.

(e) Practical expedient is used utilizing the net asset valuations provided by the GP

* The above table excludes certain investments whose fair value is zero due to certain specific situations at the portfolio company level.

NM - Not Meaningful

Quantitative Information about Level 3 Fair Value Measurements*

	Fair value as of			Range		Weighted
	10/31/2016	Valuation technique	Unobservable input	Low	High	average (a)

Common Stock (c) (d)	$9,524	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%	0.0%	0.0%
			Real Estate Appraisals	N/A	N/A	N/A

		Income Approach	Discount Rate	13.3%	30.0%	17.0%
			Perpetual Growth Rate of Free Cash Flow	2.0%	2.0%	2.0%

		Market Approach	Revenue Multiple	1.4 x	1.4 x	1.4 x
			EBITDA Multiple	5.5 x	5.5 x	5.5 x
			Forward EBITDA Multiple	5.6 x	7.0 x	6.7 x
			Minority Discount	10.0%	10.0%	10.0%
			Illiquidity Discount	15.0%	15.0%	15.0%

Senior/Subordinated loans and credit facilities (b) (d)	$141,893	Market Approach	EBITDA Multiple	3.8 x	8.8 x	6.7 x
			Forward EBITDA Multiple	5.6 x	7.0 x	5.8 x
			Revenue Multiple	1.4 x	1.4 x	1.4 x
			Discount to Letter of Intent	0.0%	0.0%	0.0%
			Illiquidity Discount	15.0%	15.0%	15.0%

		Income Approach	Required Rate of Return	11.6%	39.9%	15.6%
			Discount Rate	18.1%	30.0%	18.2%

		Adjusted Net Asset Approach	Real Estate Appraisals	N/A	N/A	N/A
			Discount to Net Asset Value	0.0%	30.0%	22.3%

LLC Interest	$3,992	Market Approach	EBITDA Multiple	6.0 x	6.0 x	6.0 x

Common Equity Interest	$53,811	Market Approach	Revenue Multiple	2.0 x	2.0 x	2.0 x
			EBITDA Multiple	3.8 x	5.5 x	3.9 x
			Forward EBITDA Multiple	7.0 x	7.0 x	7.0 x

		Adjusted Net Asset Approach	Real Estate Appraisals	N/A	N/A	N/A
			Discount to Net Asset Value	0.0%	0.0%	0.0%
		Income Approach	Discount Rate	15.9%	18.1%	16.2%
			Perpetual Growth Rate of Free Cash Flow	3.0%	3.0%	3.0%

Preferred Stock (c)	$115,195	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%	0.0%	0.0%
			Real Estate Appraisals	N/A	N/A	N/A

		Market Approach	Revenue Multiple	1.4 x	1.4 x	1.4 x
			EBITDA Multiple	5.0 x	5.0 x	5.0 x
			% of AUM	0.77%	0.77%	0.77%
			Illiquidity Discount	30.0%	30.0%	30.0%
			Multiple of Book Value	1.0 x	1.0 x	1.0 x
			EBT Multiple	15.0 x	15.0 x	15.0 x
			Discount to Letter of Intent	0.0%	0.0%	0.0%

		Income Approach	Discount Rate	15.7%	15.7%	15.7%
			Perpetual Growth Rate of Free Cash Flow	2.5%	2.5%	2.5%

Warrants	$1,886	Market Approach	Minority Discount	10.0%	10.0%	10.0%
			EBITDA Multiple	5.5 x	6.7 x	6.1 x
			Revenue Multiple	1.4 x	1.4 x	1.4 x

		Income Approach	Discount Rate	13.3%	13.3%	13.3%
			Perpetual Growth Rate of Free Cash Flow	2.0%	2.0%	2.0%

		Adjusted Net Asset Approach	Discount to Net Asset Value	27.2%	27.2%	27.2%

Guarantees	$(291)	Income Approach	Discount Rate	7.3%	20.0%	19.4%

Escrows	$9,152	Income Approach	Discount Rate	20.0%	20.0%	20.0%

Total	$335,162

Notes:

(a) Calculated based on fair values.

(b) Certain investments are priced using non-binding broker or dealer quotes.

(c) Certain common and preferred stock investments are fair valued based on liquidation-out preferential rights held by the Company.

(d) Real estate appraisals are performed by independent third parties and the Company does not have reasonable access to the underlying unobservable inputs.

(e) Practical expedient is used utilizing the net asset valuations provided by the GP

* The above table excludes certain investments whose fair value is zero due to certain specific situations at the portfolio company level.

NM - Not Meaningful

ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in equity, and disclosures about fair value measurements.  ASU 2011-04 requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy, including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any.

Following are descriptions of the sensitivity of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the above table.  For securities utilizing the income approach valuation technique, a significant increase (decrease) in the discount rate, risk premium or discount for lack of marketability would result in a significantly lower (higher) fair value measurement. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk. Generally, a change in the discount rate is accompanied by a directionally similar change in the risk premium and discount for lack of marketability.  For securities utilizing the market approach valuation technique, a significant increase (decrease) in the EBITDA, revenue multiple or other key unobservable inputs listed in the above table would result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in the discount for lack of marketability would result in a significantly lower (higher) fair value measurement. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk.  For securities utilizing an adjusted net asset approach valuation technique, a significant increase (decrease) in the price to book value ratio, discount rate or other key unobservable inputs listed in the above table would result in a significantly higher (lower) fair value measurement.

For the Nine Month Period Ended July 31, 2017

During the nine month period ended July 31, 2017, in connection with the sale of U.S. Gas, the Company received securities that totaled approximately $65.1 million.  The securities were received from U.S. Gas ($40.5 million) and Crius Energy Trust (“Crius”) ($24.6 million).

During the nine month period ended July 31, 2017, the Company made 5 follow-on investments in 4 existing portfolio companies that totaled approximately $7.3 million.  On November 9, 2016, the Company invested approximately $59,000 in MVC Environmental and received an additional 30 shares of common stock.  On December 1, 2016, the Company loaned an additional $500,000 to United States Technologies, Inc. (“U.S. Tech”) increasing the total amount outstanding to $5.5 million.  On December 13, 2016, the Company loaned an additional $475,000 to MVC Automotive Group GmbH (“MVC Automotive”) increasing the amount outstanding on the bridge loan to approximately $3.8 million.  The maturity date was also extended to December 31, 2017.  On April 3, 2017, the Company loaned Security Holdings B.V. (“Security Holdings”) approximately $4.1 million in the form of a bridge loan with an interest rate of 5% and a maturity date of December 31, 2019.  On May 3, 2017, the Company invested approximately $1.1 million in MVC Automotive for additional common equity and loaned MVC Automotive approximately $1.1 million, increasing the amount outstanding on the bridge loan to approximately $4.9 million.  The maturity date was also extended to June 30, 2018.

On December 23, 2016, the Company received proceeds of approximately $12.2 million from the PE Fund related to the sale of AccuMed Corp., a portfolio company of the PE Fund.  The Company’s pro-rata share of the PE Fund’s investment in AccuMed Corp. totaled approximately $2.4 million, resulting in a realized gain of approximately $9.8 million.  The Company later received an escrow distribution of approximately $416,000 and carried interest payments from the PE Fund totaling approximately $390,000 related to the sale, which were recorded as additional realized gains.

On January 4, 2017, Biovation Acquisition Company (“BAC”) repaid their senior loan in full, including all accrued interest totaling approximately $31,000.

On March 7, 2017, the Company exchanged its shares of MVC Turf, the holding company that owned the Company’s LLC interest in Turf Products, for approximately $3.8 million of additional subordinated debt in Turf Products.  This additional subordinated debt increases the Company’s existing subordinated debt investment to approximately $7.7 million.   The subordinated debt has an interest rate of 10% and matures on August 7, 2020.  The Company’s warrant and guarantee were also retired as a part of this recapitalization.  The Company also received a cash distribution from MVC Turf prior to the share exchange of approximately $323,000, which was treated as a return of capital.  The Company realized a gain of approximately $609,000 as a result of the share exchange.

On March 22, 2017, the Company sold its common stock and warrant in Vestal Manufacturing Enterprises, Inc. (“Vestal”) receiving proceeds of approximately $687,000 and approximately $413,000, respectively.  This resulted in realized gains of approximately $437,000 and approximately $413,000 related to the common stock and warrant, respectively.  The Company also received a principal payment of approximately $4.1 million on its senior subordinated loan as part of Vestal’s refinancing resulting in an outstanding balance of approximately $2.5 million.  The new loan has an interest rate of 12% and a maturity date of August 21, 2022.

On April 7, 2017, the Company realized a loss of approximately $2.3 million on the sale of the common stock and the forgiveness of the loan to SIA Tekers Invest (“Tekers”).

On April 12, 2017, the Company received a principal payment from Pride Engineering, LLC (“Pride”) of approximately $79,000.

On April 24, 2017, Equus Total Return, Inc. (“Equus”) entered into a definitive agreement to acquire U.S. Gas (the “Equus Merger Agreement”).  Closing of the transaction was subject to a number of conditions.  On May 23, 2017, the Boards of MVC and U.S. Gas provided notice to Equus of a superior proposal that had been received from Crius and of MVC’s and U.S. Gas’s intent to terminate the Equus Merger Agreement.  On May 30, 2017, MVC and U.S. Gas terminated the Equus Merger Agreement, and in connection with such termination and pursuant to the Equus Merger Agreement, U.S. Gas paid to Equus a termination fee of $2.5 million.

On April 28, 2017, the Company received a principal payment from Morey’s Seafood International, LLC (“Morey’s”) of $262,000.

On May 30, 2017, U.S. Gas entered into a definitive agreement to be acquired by Crius Energy Trust for $172.5 million in a combination of cash, second-lien notes, and Crius trust units.

On June 8, 2017, the Company received total proceeds of approximately $18.1 million for the repayment of the outstanding Biogenic loans.  The total proceeds include repayment of all outstanding principal and a substantial portion of the unpaid accrued interest related to the loans that were previously reserved against in full beginning on April 1, 2016.  The warrants were also realized as part of this transaction resulting in a realized loss of approximately $620,000.

On June 26, 2017, Thunderdome Restaurants, LLC (“Thunderdome”) repaid its loan in full totaling approximately $3.0 million, including all accrued interest.

On July 5, 2017, the Company received gross consideration for its investment in U.S. Gas valued at approximately $126.1 million, including approximately $11.0 million for the repayment of its two outstanding loans from the Company. The fair value of the consideration received by the Company for its equity investment in U.S. Gas was $115.1 million. As a result of the gross consideration received, the Company realized a gain of approximately $114.6 million. The $115.1 million is comprised of: (i) cash of approximately $50.0 million; (ii) 9.5% second-lien callable notes due in July 2025 with a face amount of approximately $40.5 million (before certain post-closing and indemnification adjustments, if any); and (iii) 3,282,982 Crius trust units valued at approximately $24.6 million on the date of the closing. In addition to the approximately $115.1 million proceeds that the Company received from the sale of USG&E to Crius (pre-indemnification and pre- working capital true-up), the Company also received $1.48 million in cash to hold in its capacity as Holder Representative (of the USG&E selling shareholders). This $1.48 million cash received by the Company will be used to pay, over time, for legal costs, potential settlements, true-up payments, etc. on behalf of the USG&E selling shareholders.  Since the Company expects the $1.48 million to be fully used for legal costs, settlements and true-up payments, on behalf of the USG&E selling shareholders, the Company has reserved in full against all proceeds received.  If there are any excess proceeds, once all costs and payments associated with the transaction have been made, the excess proceeds will be split amongst the non-legacy USG&E selling shareholders on a pro-rata basis.

On July 20, 2017, Pride repaid its loan in full totaling approximately $5.1 million, including all accrued interest.

During the nine month period ended July 31, 2017, Initials made a principal payment of approximately $69,000.

During the nine month period ended July 31, 2017, the Company recorded a distribution of approximately $330,000 from Security Holdings, which was recorded as a return of capital.

During the quarter ended January 31, 2017, the Valuation Committee increased the fair value of the Company’s investments in: Advantage Insurance Holdings LTD (“Advantage”) preferred stock by approximately $136,000, Centile Holdings B.V. (“Centile”) equity interest by $340,000, Custom Alloy unsecured loan by approximately $370,000, Dukane IAS, LLC (“Dukane”) loan by approximately $71,000, Legal Solutions Holdings, Inc. (“Legal Solutions”) loan by approximately $112,000, Morey’s loan by approximately $462,000, Pride loan by approximately $51,000, Quantum Plastics, LLC (“Quantum”) loan by approximately $323,000 and warrant by approximately $1.0 million, Security Holdings equity interest by approximately $1.5 million, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $99,000, Turf Products, LLC (“Turf”) loan by approximately $7,000 and guarantee by approximately $3,000, RuMe guarantee by approximately $50,000 and the U.S. Tech loan by $5,000.  The Valuation Committee also increased the Ohio Medical Corporation (“Ohio Medical”) escrow by approximately $73,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to Vestal, HTI Technologies and Industries, Inc. (“HTI”), Legal Solutions, MVC Environmental, FDS, Inc. (“FDS”), RuMe, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $511,649.  The Valuation Committee also decreased the fair value of the Company’s investments in: BAC common stock by approximately $55,000, Custom Alloy Corporation (“Custom Alloy”) second lien loan by approximately $575,000, Foliofn, Inc. (“Foliofn”) preferred stock by $264,000, Initials, Inc. (“Initials”) loan by approximately $95,000, JSC Tekers Holdings (“JSC Tekers”) preferred stock by approximately $43,000, MVC Automotive equity interest by $307,000, MVC Environmental common stock by approximately $517,000, RuMe series C preferred stock by approximately $186,000, series B-1 preferred stock by approximately $9,000, common stock by approximately $42,000 and warrant by approximately $66,000, U.S. Spray Drying Holding Company (“SCSD”) common stock by $560,000, SGDA Europe B.V. (“SGDA Europe”) common equity interest by approximately $252,000 and Vestal loan by approximately $57,000, common stock by approximately $54,000 and warrant by approximately $62,000.

During the quarter ended April 30, 2017, the Valuation Committee increased the fair value of the Company’s investments in: Advantage preferred stock by approximately $219,000, Centile equity interest by $136,000, Dukane loan by approximately $1,000, Foliofn preferred stock by $128,000, JSC Tekers preferred stock by approximately $71,000, Legal Solutions loan by approximately $130,000, Morey’s loan by approximately $1.3 million, MVC Automotive equity interest by approximately $1.7 million, Quantum warrant by approximately $2,000, RuMe guarantee by approximately $91,000 and the MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $171,000.  The Valuation Committee also increased the Ohio Medical escrow by approximately $228,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to HTI, Legal Solutions, MVC Environmental, RuMe, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $406,896.  The Valuation Committee also decreased the fair value of the Company’s investments in: Initials loan by approximately $47,000, MVC Environmental common stock by approximately $410,000, RuMe series C preferred stock by approximately $164,000, series B-1 preferred stock by approximately $5,000, common stock by approximately $36,000 and warrant by approximately $72,000, SGDA Europe common equity interest by approximately $106,000, Security Holdings equity interest by approximately $962,000, Turf loan by approximately $246,000 and SCSD common stock by $215,000.

During the quarter ended July 31, 2017, the Valuation Committee increased the fair value of the Company’s investments in: Advantage preferred stock by approximately $139,000, Centile equity interest by $629,000, Custom Alloy unsecured loan by approximately $317,000, Dukane loan by approximately $1,000, JSC Tekers preferred stock by approximately $419,000, Legal Solutions loan by approximately $1,000, Morey’s loan by approximately $1.0 million, MVC Automotive equity interest by approximately $1.4 million, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.1 million, Quantum warrant by approximately $1,000, RuMe series C preferred stock by approximately $129,000, series B-1 preferred stock by approximately $58,000, common stock by approximately $29,000 and warrant by approximately $66,000 and the Turf loan by approximately $154,000. In addition, increases in the cost basis and fair value of the loans to HTI, Legal Solutions, MVC Environmental, RuMe, Dukane, Initials and U.S. Gas were due to the capitalization of PIK interest totaling $486,743.  The Valuation Committee also decreased the fair value of the Company’s investments in:  Custom Alloy second lien loan by approximately $375,000, Foliofn preferred stock by $156,000, HTI loan by approximately $119,000, RuMe guarantee by approximately $81,000, Initials loan by approximately $248,000, MVC Environmental common stock by approximately $760,000 and loan by approximately $1.1 million, SGDA Europe common equity interest by approximately $73,000 and the SCSD common stock by approximately $316,000.

During the nine month period ended July 31, 2017, the Valuation Committee increased the fair value of the Company’s investments in: Advantage preferred stock by approximately $494,000, Centile equity interest by $1.1 million, Custom Alloy unsecured loan by approximately $687,000, Dukane loan by approximately $73,000, JSC Tekers preferred stock by approximately $447,000, Legal Solutions loan by approximately $243,000, Morey’s loan by approximately $2.7 million, MVC Automotive equity interest by approximately $2.8 million, Pride loan by approximately $51,000, RuMe series B-1 preferred stock by approximately $44,000, Quantum loan by approximately $323,000 and warrant by approximately $1.0 million, Security Holdings equity interest by approximately $534,000, U.S. Tech loan by $5,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.4 million, Turf guarantee by approximately $3,000 and the RuMe guarantee by approximately $60,000.  The Valuation Committee also increased the Ohio Medical escrow by approximately $301,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to Vestal, HTI, Legal Solutions, MVC Environmental, FDS, RuMe, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $1,405,288.  The Valuation Committee also decreased the fair value of the Company’s investments in: BAC common stock by approximately $55,000, Custom Alloy second lien loan by approximately $950,000, Foliofn preferred stock by $292,000, Initials loan by approximately $390,000, MVC Environmental common stock by approximately $1.7 million and loan by approximately $1.1 million, RuMe series C preferred stock by approximately $221,000, common stock by approximately $49,000 and warrant by approximately $72,000, Turf loan by approximately $85,000, HTI loan by approximately $119,000, SCSD common stock by $1.1 million, Vestal loan by approximately $57,000, common stock by approximately $54,000 and warrant by approximately $62,000 and the SGDA Europe common equity interest by approximately $431,000.

At July 31, 2017, the fair value of all portfolio investments, exclusive of any U.S. Treasury obligations and escrow receivables, was $303.0 million with a cost basis of $403.2 million.  At July 31, 2017, the fair value and cost basis of investments made by the Company’s former management team pursuant to the prior investment objective (“Legacy Investments”) was $5.6 million and $23.8 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $297.4 million and $379.4 million, respectively.  At October 31, 2016, the fair value of all portfolio investments, exclusive of U.S. Treasury obligations and escrow receivables, was $360.1 million with a cost basis of $374.7 million.  At October 31, 2016, the fair value and cost basis of Legacy Investments was $5.9 million and $23.8 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $354.2 million and $350.9 million, respectively.

For the Fiscal Year Ended October 31, 2016

During the fiscal year ended October 31, 2016, the Company made six new investments, committing capital that totaled approximately $35.7 million.  The investments were made in Somotra NV (“Somotra”) ($1.7 million), Pride ($5.1 million), Dukane ($7.0 million), Quantum ($10.0 million), FDS Inc. (“FDS”) ($2.3 million) and HTI ($9.6 million).

During the fiscal year ended October 31, 2016, the Company made 9 follow-on investments in six existing portfolio companies that totaled approximately $8.5 million.  On November 20, 2015 and December 3, 2015, the Company invested an additional $538,000 and $1.1 million, respectively, in MVC Automotive common equity.  On January 4, 2016, the Company loaned an additional $1.5 million to Legal Solutions, which increased the senior subordinated loan to approximately $10.2 million. On February 1, 2016, the Company loaned an additional $1.1 million to Thunderdome, which increased the second lien loan to approximately $3.0 million.  On May 5, 2016, the Company loaned $30,000 to BAC in the form of a senior loan with an interest rate of 5% and a maturity date of May 5, 2021.  On June 28, 2016, the Company loaned approximately $1.7 million to MVC Automotive in the form of a bridge loan with an interest rate of 6% and a maturity date of December 31, 2016.  On June 28, 2016, the Company loaned approximately $28,000 to Tekers in the form of a bridge loan with an interest rate of 6% and a maturity date of June 27, 2017.  On October 7, 2016, the Company loaned RuMe $900,000 in the form of a subordinated note with an interest rate of 10% and a maturity date of October 7, 2017 and received a warrant at no cost and allocated a portion of the cost basis of the loan to the warrant at the time the investment was made.  The Company also guaranteed $1.0 million of a third party’s working capital line of credit.  On October 12, 2016, the Company loaned an additional $1.6 million to MVC Automotive in the form of a bridge loan and extended the maturity date to June 30, 2017.  The loan had an outstanding balance at October 31, 2016 of approximately $3.3 million.

On November 3, 2015, Results Companies repaid its loan in full totaling approximately $10.0 million, including all accrued interest.

On December 22, 2015, the Company realized a loss of approximately $1.5 million due to the dissolution of Biovation Holdings, Inc. (“Biovation”).

On December 24, 2015, the Company realized losses of approximately $5.5 million on Inland Environmental & Remediation LP (“Inland”) senior secured loan and $713,000 on its warrants as part of Inland’s restructuring.  As part of the restructuring, the Company obtained a $6.0 million senior secured loan from MVC Environmental, a holding company formed by the Company that owns and operates intellectual property and environmental service facilities for oil and gas waste recycling related to Inland, and received 950 of its common shares.  The loan bears annual interest of 9% and matures on December 22, 2020.

On December 31, 2015, the Company completed the sale of Ohio Medical through an asset sale.  The Company expects gross proceeds of approximately $40.0 million, including fees, which results in a realized loss of approximately $30.5 million. At the time of closing, the Company received cash proceeds of approximately $29.0 million, which included $2.3 million in monitoring and closing fees, and anticipates receiving an additional $11.0 million, assuming the full receipt of all escrow proceeds scheduled for various periods, with the final release of payment scheduled for 18 months from the closing.  The Company has received approximately $1.3 million in escrow proceeds as of October 31, 2016.  The fair value of the escrow as of October 31, 2016 was approximately $9.1 million.

On March 7, 2016 and July 28, 2016, the Company received dividends of $10.0 million and $2.5 million, respectively, from U.S. Gas.

On April 18, 2016, Somotra repaid its loan in full totaling approximately $1.7 million, including all accrued interest.

On May 6, 2016, RX Innovations, Inc. (“RX”) repaid $8.0 million on its loan.  In addition, RX repaid all outstanding accrued and deferred interest for a total payment of approximately $9.9 million.  As part of the transaction, which led to the repayment, RX was reorganized into FDS, Inc., a data service provider. The Company’s outstanding $2.3 million of principal was changed to a senior subordinated loan with an interest rate of 16% and a maturity date of November 30, 2016.

On May 31, 2016, the Company realized a loss of approximately $1.2 million from the dissolution of NPWT Corporation (“NPWT”).

On September 19, 2016, Agri-Carriers Group, Inc. (“Agri-Carriers”) repaid $11.8 million of principal on its loan.  In addition, Agri-Carriers repaid all outstanding accrued and deferred interest for a total payment of approximately $13.7 million.

On October 31, 2016, the Company realized a loss of approximately $5.6 million on its investment in G3K Displays, Inc. (“G3K”).

During the fiscal year ended October 31, 2016, the Company recorded a distribution of approximately $1.9 million from Security Holdings of which a portion was recorded as a return of capital and a portion was recorded as dividend income.

During the fiscal year ended October 31, 2016, the Company received distributions totaling approximately $97,000 from the PE Fund that were recorded as dividend income.

During the fiscal year ended October 31, 2016, Thunderdome made principal payments totaling approximately $51,000 on its second lien loan.  The Company subsequently loaned Thunderdome an additional $1.1 million.  The balance of the loan at October 31, 2016 was approximately $3.0 million.

During the fiscal year ended October 31, 2016, Dukane made principal payments totaling approximately $36,000 on its second lien loan.  The balance of the loan at October 31, 2016 was approximately $7.1 million.

During the quarter ended January 31, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Foliofn preferred stock by $34,000, Turf loan by approximately $19,000 and guarantee by approximately $6,000, RuMe series C preferred stock by $630,000 and series B-1 preferred stock by $160,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $947,000, NPWT preferred stock by $4,000, Centile equity interest by $260,000, Argi-Carriers loan by approximately $108,000, RX loan by approximately $409,000 and SCSD common stock by $750,000.  In addition, increases in the cost basis and fair value of the loans to Biogenic Reagents (“Biogenic”), Custom Alloy, Morey’s, Vestal, Agri-Carriers, RX, Legal Solutions, MVC Environmental and U.S. Gas were due to the capitalization of PIK interest totaling $3,337,651.  The Valuation Committee also decreased the fair value of the Company’s investments in: Custom Alloy second lien and unsecured loans by a total of approximately $2.4 million, MVC Automotive equity interest by approximately $27,000, Security Holdings equity interest by approximately $4.6 million, SGDA Europe equity interest by approximately $2.9 million, Tekers common stock by $35,000, JSC Tekers preferred stock by approximately $740,000 and common stock by $4,000, BAC common stock by approximately $38,000, Biogenic warrant and loan by a total of approximately $35,000, Morey’s second lien loan by approximately $1.1 million, Legal Solutions loan by approximately $310,000 and the Ohio Medical escrow by approximately $1.3 million that was recorded as a realized loss.

During the quarter ended April 30, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Security Holdings equity interest by $911,000, RuMe series B-1 preferred stock by approximately $347,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $763,000, JSC Tekers preferred stock by approximately $575,000, Centile equity interest by $281,000, Morey’s loan by approximately $51,000, Custom Alloy unsecured loan by approximately $50,000, Turf guarantee by approximately $6,000 and the Initials loan by approximately $2,000.  The Valuation Committee also increased the Ohio Medical escrow by approximately $177,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal, Agri-Carriers, RX, Legal Solutions, MVC Environmental, Dukane and U.S. Gas were due to the capitalization of

PIK interest totaling $1,495,179.  The Valuation Committee also decreased the fair value of the Company’s investments in: Custom Alloy second lien loan by approximately $1.5 million, RuMe series C preferred stock by approximately $203,000 and common stock by approximately $144,000, Foliofn preferred stock by approximately $254,000, MVC Automotive equity interest by approximately $506,000, SGDA Europe equity interest by approximately $219,000, Tekers common stock by $266,000, Turf loan by approximately $138,000, U.S. Gas preferred stock series I by $3.9 million, BAC common stock by approximately $92,000, Biogenic warrant and loans by a total of approximately $136,000, Advantage preferred stock by approximately $67,000, MVC Environmental common stock by $38,000,  Agri-Carriers loan by approximately $133,000, RX loan by approximately $179,000 and Legal Solutions loan by approximately $91,000.

During the quarter ended July 31, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Agri-Carriers loan by approximately $120,000, Thunderdome loan by $30,000, U.S. Tech loan by $50,000, Advantage preferred stock by approximately $161,000, Morey’s loan by approximately $358,000, Turf loan by approximately $14,000 and guarantee by approximately $6,000, Vestal loan by approximately $129,000, common stock by approximately $462,000 and warrants by approximately $459,000, MVC Environmental common stock by $67,000, Foliofn preferred stock by approximately $324,000, Legal Solutions loan by approximately $271,000 and Security Holdings equity interest by $292,000.  The Valuation Committee also increased the Ohio Medical escrow by approximately $210,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal, Agri-Carriers, Initials, Legal Solutions, MVC Environmental, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $1,865,633.  The Valuation Committee also decreased the fair value of the Company’s investments in: Custom Alloy second lien and unsecured loans by a total of approximately $2.9 million, Tekers common stock by $41,000 and loan by approximately $28,000, BAC common stock by approximately $72,000, Centile equity interest by $17,000, Initials loan by approximately $32,000, JSC Tekers preferred stock by approximately $1.0 million, MVC Automotive equity interest by approximately $448,000, SGDA Europe equity interest by approximately $245,000, Biogenic warrant and loans by a total of approximately $5.5 million and the MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $356,000.

During the quarter ended October 31, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Advantage preferred stock by approximately $195,000, Custom Alloy second lien loan by approximately $256,000, Foliofn preferred stock by approximately $240,000, Legal Solutions loan by approximately $1,000, Morey’s loan by approximately $415,000, Turf guarantee by approximately $9,000, U.S. Gas preferred stock series I by $9.6 million, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.9 million, RuMe warrant by approximately $718,000 and the Biogenic loans by a total of approximately $3.2 million.  The Valuation Committee also increased the Ohio Medical escrow by approximately $364,000 that was recorded as a realized gain.  In addition, increases in the cost basis and fair value of the loans to Vestal, HTI, Legal Solutions, MVC Environmental, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $402,287.  The Valuation Committee also decreased the fair value of the Company’s investments in: BAC common stock by approximately $298,000, Centile equity interest by $50,000, Custom Alloy unsecured loan by approximately $32,000, Initials loan by approximately $35,000, JSC Tekers preferred stock by approximately $139,000, MVC Automotive equity interest by approximately $1.7 million, RuMe common stock by $240,000, series C preferred stock by $1.1 million, series B-1 preferred stock by $158,000 and guarantee by approximately $278,000, Security Holdings equity interest by $7.0 million, SGDA Europe equity interest by approximately $1.4 million, Turf loan by approximately $2,000, Vestal loan by approximately $72,000, common stock by approximately $35,000 and warrants by approximately $21,000 and MVC Environmental common stock by $1.5 million.

During the fiscal year ended October 31, 2016, the Valuation Committee increased the fair value of the Company’s investments in: Turf guarantee by approximately $27,000, RuMe series B-1 preferred stock by $349,000 and warrant by approximately $718,000, Agri-Carriers loan by approximately $95,000, Thunderdome loan by $30,000, U.S. Tech loan by $50,000, Vestal loan by approximately $57,000, common stock by approximately $427,000 and warrants by approximately $438,000, U.S. Gas preferred stock series I by $5.7 million, Advantage preferred stock by approximately $289,000, Foliofn preferred stock by approximately $344,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $3.3 million, NPWT preferred stock by $4,000, Centile equity interest by $474,000, RX loan by approximately $230,000 and SCSD common stock by $750,000.  In addition, increases in the cost basis and fair value of the loans to Biogenic, Custom Alloy, Morey’s, Vestal, Agri-Carriers, RX, Legal Solutions, Initials, MVC Environmental, Dukane and U.S. Gas were due to the capitalization of PIK interest totaling $7,100,750.  The Valuation Committee also decreased the fair value of the Company’s investments in: Custom Alloy second lien and unsecured loans by a total of approximately $6.5 million, MVC Automotive equity interest by approximately $2.7 million, RuMe common stock by approximately $384,000, series C preferred stock by $632,000 and guarantee by approximately $278,000, SGDA Europe equity interest by approximately $4.8 million, Tekers common stock by $342,000 and loan by approximately $28,000, Initials loan by approximately $65,000, Turf loan by approximately $107,000, MVC Environmental common stock by $1.5 million, Security Holdings equity interest by $10.4 million, JSC Tekers preferred stock by approximately $1.3 million and common stock by $4,000, Biogenic warrant and loans by a total of approximately $2.4 million, Morey’s loan by approximately $323,000, Legal Solutions loan by approximately $129,000, BAC common stock by approximately $500,000 and the Ohio Medical escrow by approximately $534,000 that was recorded as a realized loss.

At October 31, 2016, the fair value of all portfolio investments, exclusive of U.S. Treasury obligations and escrow receivables, was $360.1 million with a cost basis of $374.7 million.  At October 31, 2016, the fair value and cost basis of Legacy Investments was $5.9 million and $23.8 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $354.2 million and $350.9 million, respectively.  At October 31, 2015, the fair value of all portfolio investments, exclusive of U.S. Treasury obligations and escrow receivables, was $400.9 million with a cost basis of $443.7 million.  At October 31, 2015, the fair value and cost basis of the Legacy Investments was $5.6 million and $23.8 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $395.3 million and $419.9 million, respectively.

9. Commitments and Contingencies

Commitments to Portfolio Companies:

At July 31, 2017 and October 31, 2016, the Company’s existing commitments to portfolio companies consisted of the following:

Portfolio Company	Amount Committed	Amount Funded at July 31, 2017
MVC Private Equity Fund LP	$20.1 million	$14.6 million
Total	$20.1 million	$14.6 million

Portfolio Company	Amount Committed	Amount Funded at October 31, 2016
MVC Private Equity Fund LP	$20.1 million	$14.6 million
Total	$20.1 million	$14.6 million

Guarantees:

At July 31, 2017 and October 31, 2016, the Company had the following commitments to guarantee various loans and mortgages:

Guarantee	Amount Committed	Amount Funded at July 31, 2017
MVC Automotive	$5.6 million	—
RuMe	$1.0 million	—
Total	$6.6 million	—

Guarantee	Amount Committed	Amount Funded at October 31, 2016
MVC Automotive	$6.3 million	—
RuMe	$1.0 million	—
Turf	$1.0 million	—
Total	$8.3 million	—

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies.  At July 31, 2017, the Valuation Committee estimated the combined fair values of the guarantee obligations noted above to be approximately -$217,000 or a liability of approximately $217,000.

These guarantees are further described below, together with the Company’s other commitments.

On January 16, 2008, the Company agreed to support a 4.0 million Euro mortgage for a Ford dealership owned and operated by MVC Automotive through making financing available to the dealership and agreeing under certain circumstances not to reduce its equity stake in MVC Automotive.  Over time, Erste Bank, the bank extending the mortgage to MVC Automotive, increased the amount of the mortgage. The balance of the guarantee as of July 31, 2017 is approximately 4.7 million Euro (equivalent to approximately $5.6 million).

The Company guaranteed $1.0 million of Turf’s indebtedness to Berkshire Bank.  On March 7, 2017, the Company exchanged its shares of MVC Turf, the holding company which owned the Company’s LLC interest in Turf Products, for approximately $3.8 million of additional subordinated debt in Turf Products.  The Company’s guarantee was retired as a part of this recapitalization.

The Company guaranteed $1.0 million of RuMe’s indebtedness to Colorado Business Bank, which had a fair value of approximately -$217,000 or a liability of $217,000 as of July 31, 2017.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as GP.  The PE Fund closed on approximately $104 million of capital commitments.  During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations.  The investment period related to the PE Fund has ended.  Additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund until the partnership is terminated.  During the nine month period ended July 31, 2017, the Company received proceeds of approximately $12.6 million from the PE Fund related to the sale of AccuMed Corp., a portfolio company of the PE Fund.  The Company’s pro-rata share of the PE Fund’s investment in AccuMed Corp. totaled approximately $2.4 million, resulting in a realized gain of approximately $10.2 million.  As of July 31, 2017, $14.6 million of the Company’s commitment has been contributed.

During the fiscal year ended October 31, 2016, the Company agreed to cash collateralize a $500,000 working capital line of credit for an entity partially owned by MVC Environmental provided by Branch Banking and Trust Company (“BB&T”).  During the nine month period ended July 31, 2017, the cash collateral securing the MVC Environmental working capital line of credit was released and a new credit facility was entered into secured by a $1.0 million letter of credit.  The $1.0 million letter of credit is collateralized by the Company’s Credit Facility III (defined below).

During the fiscal year ended October 31, 2016, the Company agreed to cash collateralize a $300,000 third party letter of credit for RuMe, which is still a commitment of the Company as of July 31, 2017.

Commitments of the Company

On February 19, 2013, the Company sold $70.0 million of senior unsecured notes (the “Senior Notes”) in a public offering.  The Senior Notes will mature on January 15, 2023 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 15, 2016.  The Senior Notes bear interest at a rate of 7.25% per year payable quarterly on January 15, April 15, July 15, and October 15 of each year, beginning April 15, 2013.  The Company had also granted the underwriters a 30-day option to purchase up to an additional $10.5 million of Senior Notes to cover overallotments.  The additional $10.5 million in principal was purchased and the total principal amount of the Senior Notes totaled $80.5 million.  The net proceeds to the Company from the sale of the Senior Notes, after offering expenses, were approximately $77.4 million.  The offering expenses incurred are amortized over the term of the Senior Notes.

On February 26, 2013, the Company received the funds related to the Senior Notes offering, net of expenses, and subsequently repaid the credit facility (the “Credit Facility”) with Guggenheim as administrative agent for the lenders in full, including all accrued interest.  The Company used the excess net proceeds after the repayment of the Credit Facility for general corporate purposes, including, for example, investing in portfolio companies according to our investment objective and strategy, repurchasing shares pursuant to the share repurchase program adopted by our Board of Directors, funding distributions, and/or funding the activities of our subsidiaries.

On May 3, 2013, the Company sold approximately $33.9 million of additional Senior Notes in a direct offering.  The additional Senior Notes will also mature on January 15, 2023 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after April 15, 2016.  The Notes bear interest at a rate of 7.25% per year payable quarterly on January 15, April 15, July 15, and October 15 of each year.  As of July 31, 2017, the Senior Notes had a total outstanding amount of approximately $114.4 million; net of deferred financing fees the balance was approximately $112.5 million, with a market value of approximately $116.7 million. The market value of the Senior Notes is based on the closing price of the security as of July 31, 2017 on the New York Stock Exchange (NYSE:MVCB).

On July 31, 2013, the Company entered into a one-year, $50 million revolving credit facility (“Credit Facility II”) with BB&T. On January 31, 2014, Credit Facility II was increased to a $100 million revolving credit facility.  On December 1, 2015, Credit Facility II was renewed and expired on May 31, 2016, at which time all outstanding amounts under it were due and repaid.  On June 30, 2016, Credit Facility II was renewed and reduced to a $50 million revolving credit facility, which expired on February 28, 2017, as of which time all outstanding amounts under it were due and repaid.  On February 28, 2017, Credit Facility II was renewed and increased to a $100 million revolving credit facility and will expire on August 31, 2017.  See “Subsequent Events” for more information.  At October 31, 2016, the balance of Credit Facility II was $35.0 million.  During the nine month period ended July 31, 2017, the Company’s net repayments on Credit Facility II were $35.0 million, resulting in no outstanding balance at July 31, 2017.  Credit Facility II is used to provide the Company with better overall financial flexibility in managing its investment portfolio.  Borrowings under Credit Facility II bear interest at LIBOR plus 125 basis points.  In addition, the Company is also subject to a 25 basis point commitment fee for the average amount of Credit Facility II that is unused during each fiscal quarter.  The Company paid closing fees, legal and other costs associated with these transactions.  These costs will be amortized over the life of the facility.  Borrowings under Credit Facility II will be secured by cash, short-term and long-term U.S. Treasury securities and other governmental agency securities. As of July 31, 2017, the Company is in compliance with all covenants related to Credit Facility II.

On December 9, 2015, the Company entered into a three-year, $50 million revolving borrowing base credit facility (“Credit Facility III”) with Santander Bank N.A. as a lender and lead agent and Wintrust Bank as a lender and syndication agent.  As of October 31, 2016 and July 31, 2017, there was no outstanding balance on Credit Facility III.  Credit Facility III can, under certain conditions, be increased up to $85 million.  The new facility bears an interest rate of LIBOR plus 3.75% or the prime rate plus 1% (at the Company’s option), and includes a 1% closing fee of the commitment amount and a 0.75% unused fee.  The compensating balance for the revolving credit facility is $5.0 million. As of July 31, 2017, the Company is in compliance with all covenants related to Credit Facility III.

The Company enters into contracts with portfolio companies and other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to indemnifications to be remote.

10. Management

On November 6, 2003, Michael Tokarz assumed his positions as Chairman, Portfolio Manager and Director of the Company. From November 6, 2003 to October 31, 2006, the Company was internally managed.  Effective November 1, 2006, Mr. Tokarz’s employment agreement with the Company terminated and the obligations under that agreement were superseded by those under the Advisory Agreement entered into with TTG Advisers.  Under the terms of the Advisory Agreement, the Company pays TTG Advisers a base management fee and an incentive fee for its provision of investment advisory and management services.

Our Board of Directors, including all of the Independent Directors, last approved a renewal of the Advisory Agreement at their in-person meeting held on October 28, 2016.

Under the terms of the Advisory Agreement, TTG Advisers determines, consistent with the Company’s investment strategy, the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes.  TTG Advisers also identifies and negotiates the structure of the Company’s investments (including performing due diligence on prospective Portfolio Companies), closes and monitors the Company’s investments, determines the securities and other assets purchased, retains or sells and oversees the administration, recordkeeping and compliance functions of the Company and/or third parties performing such functions for the Company.  TTG Advisers’ services under the Advisory Agreement are not exclusive, and it may furnish similar services to other entities.  Pursuant to the Advisory Agreement, the Company is required to pay TTG Advisers a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.  The base management fee is calculated at 2.0% per annum of the Company’s total assets excluding cash, the value of any investment in a Third-Party Vehicle covered by a Separate Agreement (as defined in the Advisory Agreement) and the value of any investment by the Company not made in portfolio companies (“Non-Eligible Assets”) but including assets purchased with borrowed funds that are not Non-Eligible Assets.  The incentive fee consists of two parts: (i) one part is based on our pre-incentive fee net operating income; and (ii) the other part is based on the capital gains realized on our portfolio of securities acquired after November 1, 2003.

The Advisory Agreement provides for an expense cap pursuant to which TTG Advisers will absorb or reimburse operating expenses of the Company, to the extent necessary to limit the Company’s expense ratio (the consolidated expenses of the Company, including any amounts payable to TTG Advisers under the base management fee, but excluding the amount of any interest and other direct borrowing costs, taxes, incentive compensation and extraordinary expenses taken as a percentage of the Company’s average net assets) to 3.5% in each of the 2009 and 2010 fiscal years.

On various dates, TTG Advisers and the Company entered into annual agreements to extend the expense cap of 3.5% to the 2011, 2012, 2013 and 2014 fiscal years (“Expense Limitation Agreement”).  The Company and the Adviser agreed to continue the expense cap into fiscal year 2015 and fiscal year 2016, though they lowered the expense cap to 3.25% and modified the methodology so that the cap is applied to limit the Company’s ratio of expenses to total assets less cash (the “Modified Methodology”), consistent with the asset level used to calculate the base management fee. (The expenses covered by the cap remain unchanged.)  On October 28, 2016, the Board of Directors, including all of the Independent Directors, approved the renewal of the Advisory Agreement for the 2017 fiscal year. Further, the Adviser agreed to continue to waive a portion of the base management fee so that it is reduced to 1.50% for fiscal year 2017. In March 2016, the Adviser agreed to modify its prior agreement to waive, effective November 1, 2015, the first $1.0 million of capital gains incentive fee due under the Advisory Agreement, such that the $1.0 million waiver of incentive fee would be applied to any incentive fee due under the agreement, whether it is a capital gains incentive fee or net operating income incentive fee.  Furthermore, the Company and the Adviser, similar to fiscal year 2016, agreed on an expense cap for fiscal year 2017 of 3.25% under the Modified Methodology.  The amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund continues to be excluded from the calculation of the Company’s expense ratio under the Expense Limitation Agreement.  In addition, for fiscal years 2010 through 2017, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement for its allocable portion of the compensation payable to certain officers of the Company, which may not exceed $200,000 per year in the aggregate (the “Voluntary Waiver”).  TTG Advisers also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.  As of July 31, 2017, the Company did not have an investment in an exchange traded fund.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund.  The PE Fund has closed on approximately $104 million of capital commitments.  The

Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to make additional investments that represent more than 5% of its total assets or more than 10% of the outstanding voting securities of the issuer (“Non-Diversified Investments”) through the PE Fund. For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund.  Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund.  In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees generated by the PE Fund and its portfolio companies and a portion of any carried interest generated by the PE Fund.  Given this separate arrangement with the GP and the PE Fund (the “PM Agreement”), under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund. However, the Company’s limited partnership interest and GP interest in the PE Fund are subject to the PE Fund’s annual management fee, a portion of which, as described above, is retained by the Company and not paid out to TTG Advisers as portfolio manager of the PE Fund.  During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations.  Previously, MVC Partners was presented as a Portfolio Company on the Consolidated Schedules of Investments.  The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company.  There are additional disclosures resulting from this consolidation.

Management and portfolio fees (e.g., closing or monitoring fees) generated by the PE Fund (including its portfolio companies) that are paid to the GP are classified on the Consolidated Statements of Operations as Management fee income - Asset Management and Portfolio fee income - Asset Management, respectively.  The portion of such fees that the GP pays to TTG Advisers (in accordance with its PM Agreement described above) are classified on the Consolidated Statements of Operations as Management fee - Asset Management and Portfolio fees - Asset Management.  Under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

11. Incentive Compensation

Pursuant to the Advisory Agreement, the Company pays an incentive fee to TTG Advisers which is generally: (i) 20% of pre-incentive fee net operating income and (ii) 20% of cumulative aggregate net realized capital gains less aggregate unrealized depreciation (on our portfolio securities acquired after November 1, 2003).  TTG Advisers is entitled to an incentive fee with respect to our pre-incentive fee net operating income in each fiscal quarter as follows:  no incentive fee in any fiscal quarter in which our pre-incentive fee net operating income does not exceed the lower hurdle rate of 1.75% of net assets, 100% of our pre-incentive fee net operating income with respect to that portion of such pre-incentive fee net operating income, if any, that exceeds the lower hurdle amount but is less than 2.1875% of net assets in any fiscal quarter and 20% of the amount of our pre-incentive fee net operating income, if any, that exceeds 2.1875% of net assets in any fiscal quarter.

At October 31, 2016, the provision for estimated incentive compensation was approximately $1.9 million.  During the nine month period ended July 31, 2017, this provision for incentive compensation was increased by a net amount of approximately $5.8 million to approximately $7.7 million, including both the pre-incentive fee net operating income and the capital gain incentive fee.  The net increase in the provision for incentive compensation during the nine month period ended July 31, 2017, primarily reflects the realized gain from the sale of U.S. Gas above the October 31, 2016 fair value and the Valuation Committee’s determination to increase the fair values of twelve of the Company’s portfolio investments (Advantage, Centile, Dukane, JSC Tekers, Legal Solutions, Morey’s, MVC Automotive, Pride, Quantum, Security Holdings, U.S. Tech and Equus) by a total of approximately $12.0 million. The net increase in the provision also reflects the Valuation Committee’s determination to decrease the fair values of eleven of the Company’s portfolio investments (BAC, Custom Alloy, HTI, Initials, MVC Environmental, RuMe, Turf, SCSD, Vestal, SGDA Europe and Crius) by a total of approximately $5.8 million.  For the quarter ended April 30, 2016, a $2.1 million provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income exceeded the hurdle rate.  In March 2016, the Adviser agreed to modify its prior agreement to waive, effective November 1, 2015, the first $1.0 million of capital gains incentive fee due under the Advisory Agreement, such that the $1.0 million waiver of incentive fee would be applied to any incentive fee due under the agreement, whether it is a capital gains incentive fee or net operating income incentive fee.  As such, a $1.0 million incentive fee waiver was recorded during the quarter ended April 30, 2016 resulting in a net $1.1 million provision being recorded for the net operating income portion of the incentive fee.  During the nine month period ended July 31, 2017, the Company paid the Adviser the previously accrued $1.1 million incentive fee payment related to the net operating income for the quarter ended April 30, 2016.  Also, for the quarter ended July 31, 2017, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate.

At October 31, 2015, the provision for estimated incentive compensation was approximately $5.0 million.  During the fiscal year ended October 31, 2016, this provision for incentive compensation was decreased by a net amount of approximately $3.0 million to approximately $1.9 million, including both the pre-incentive fee net operating income and the capital gain incentive fee.  The net decrease in the provision for incentive compensation during the fiscal year ended October 31, 2016 primarily reflects the Valuation Committee’s determination to decrease the fair values of sixteen of the Company’s portfolio investments (Custom Alloy, MVC Automotive, Security Holdings, SGDA Europe, Tekers, Turf, JSC Tekers, RuMe, BAC, Biogenics, Morey’s, Ohio Medical, Equus, Legal Solutions, MVC Environmental and Initials by a total of approximately $32.0 million.  The net decrease in the provision also reflects the Valuation Committee’s determination to increase the fair values of ten of the Company’s portfolio investments (NPWT, Centile, SCSD, Agri-Carriers, RX, U.S. Gas, Advantage, Thunderdome, U.S. Tech and Vestal) by a total of approximately $8.5 million.  For the fiscal year ended October 31, 2016, no incentive compensation was paid.  Also, for the quarter ended October 31, 2016, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate.

12. Tax Matters

On October 31, 2016, the Company had a net capital loss carryforward of approximately $50.2 million. The Company had approximately $18.1 million in unrealized losses associated with Legacy Investments as of July 31, 2017.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. During the nine month period ended July 31, 2017, the Company did not incur any interest or penalties.  Although we file federal and state tax returns, our major tax jurisdiction is federal for the Company and MVCFS.  The fiscal years 2012 through 2016 for the Company and MVCFS remain subject to examination by the IRS.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.   One of the more prominent changes addresses capital loss carryforwards.  Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As  a  result  of  this ordering rule, pre-enactment capital loss carryforwards   may   be  more  likely  to  expire  unused.   Additionally, post-enactment  capital  loss  carryforwards will retain their character as either  short-term or long-term capital losses rather than being considered all  short-term  as  permitted  under  previous  regulation.

13. Dividends and Distributions to Shareholders, Share Repurchase Program and Tender Offer

As a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Company is required to distribute to its shareholders, in a timely manner, at least 90% of its investment company taxable and tax-exempt income each year. If the Company distributes, in a calendar year, at least 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the 12-month period ending on October 31 of such calendar year (as well as any portion of the respective 2% balances not distributed in the previous year), it will not be subject to the 4% non-deductible federal excise tax on certain undistributed income of RICs.

Dividends and capital gain distributions, if any, are recorded on the ex-dividend date.  Dividends and capital gain distributions are generally declared and paid quarterly according to the Company’s policy established on July 11, 2005. An additional distribution may be paid by the Company to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

Distributions can be made payable by the Company either in the form of a cash distribution or a stock dividend.  The amount and character of income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Company, differing treatments of expenses paid by the Company, timing differences and differing characterizations of distributions made by the Company.  Key examples of the primary differences in expenses paid are the accounting treatment of MVCFS (which is consolidated for GAAP purposes, but not income tax purposes) and the variation in treatment of incentive compensation expense.  Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications and may affect the allocation between net operating income, net realized gain (loss) and paid-in capital.

All of our shareholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan (the “Plan”). All such shareholders will have any cash dividends and distributions automatically reinvested by Computershare Ltd. (“the Plan Agent”) in shares of our common stock. Of course, any shareholder may elect to receive his or her dividends and distributions in cash. Currently, the Company has a policy of paying quarterly dividends to shareholders. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual shareholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for shareholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent, broker or other entity that holds the shares.

For the Quarter Ended January 31, 2017

On December 20, 2016, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on January 6, 2017 to shareholders of record on December 30, 2016 and totaled approximately $3.0 million.

During the quarter ended January 31, 2017, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 7,676 shares of our common stock at an average price of $8.56, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

For the Quarter Ended April 30, 2017

On April 13, 2017, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on April 28, 2017 to shareholders of record on April 24, 2017 and totaled approximately $3.0 million.

During the quarter ended April 30, 2017, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 7,451 shares of our common stock at an average price of $9.01, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

For the Quarter Ended July 31, 2017

On July 14, 2017, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on July 31, 2017 to shareholders of record on July 24, 2017 and totaled approximately $3.0 million.

During the quarter ended July 31, 2017, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 6,597 shares of our common stock at an average price of $10.32, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

SHARE REPURCHASE PROGRAM

On April 3, 2013, the Company’s Board of Directors authorized an expanded share repurchase program to opportunistically buy back shares in the market in an effort to narrow the market discount of its shares.  The previously authorized $5 million limit has been eliminated.  Under the repurchase program, shares may be repurchased from time to time at prevailing market prices. The repurchase program does not obligate the Company to acquire any specific number of shares and may be discontinued at any time.  The following table represents purchases made under our stock repurchase program for the fiscal years ended October 31, 2013 through fiscal year ended October 31, 2016.  There were no repurchases made during the nine month period ended July 31, 2017.

			Total Number of Shares
		Average Price Paid per	Purchased as Part of	Approximate Dollar Value
	Total Number of Shares	Share including	Publicly Announced	of Shares Purchased Under
Period *	Purchased	commission	Program	the Program
For the Year Ended October 31, 2013	1,299,294	$12.83	1,299,294	$16,673,207
For the Year Ended October 31, 2014	310,706	$13.24	1,610,000	$4,114,967
For the Year Ended October 31, 2015	—	—	1,610,000	—
For the Year Ended October 31, 2016	146,409	$8.31	1,756,409	$1,216,746
Total	1,756,409	$12.53	1,756,409	$22,004,920

*Disclosure covering repurchases will be made through quarterly and annual reports filed with the SEC going forward.  MVC Capital’s website will no longer contain the monthly repurchase information.

TENDER OFFER

On July 21, 2017, the Company commenced a modified “Dutch Auction” tender offer (the “Tender Offer”) to purchase up to $15 million of its common stock at a price per share not less than $10.00 and not greater than $11.00 in $0.20 increments. The term of the Tender Offer will expire on August 18, 2017, unless extended. If the Tender Offer is fully subscribed, MVC will purchase between 1,500,000 shares and 1,363,636 shares, or between 6.6% and 6.0%, respectively, of MVC’s outstanding shares of its common stock.

Based on the number of shares tendered and the prices specified by the tendering stockholders, MVC will determine the lowest per-share price that will enable it to acquire up to $15 million of its common stock. All shares accepted in the Tender Offer will be purchased at the same price even if tendered at a lower price. See “Subsequent Events” for more information.

14. Segment Data

The Company’s reportable segments are its investing operations as a business development company, MVC Capital, which includes MVC Cayman and MVC Turf.  MVCFS, a wholly-owned subsidiary that provides advisory, administrative and other services to the Company and its portfolio companies, is also included.

The following table presents book basis segment data for the nine month period ended July 31, 2017:

	MVC	MVCFS	Consolidated

Interest and dividend income	$12,211,399	$2,486	$12,213,885
Fee income	125,523	1,422,261	1,547,784
Fee income - asset management	—	852,710	852,710

Total operating income	12,336,922	2,277,457	14,614,379

Total operating expenses	18,924,401	4,682,759	23,607,160
Less: Waivers by Adviser	(525,871)	(812,308)	(1,338,179)
Total net operating expenses	18,398,530	3,870,451	22,268,981

Net operating loss before taxes	(6,061,608)	(1,592,994)	(7,654,602)

Tax expense	—	1,440	1,440
Net operating loss	(6,061,608)	(1,594,434)	(7,656,042)

Net realized gain on investments	124,889,691	252,853	125,142,544
Net unrealized depreciation on investments	(86,005,512)	(129,207)	(86,134,719)

Net increase (decrease) in net assets resulting from operations	$32,822,571	$(1,470,788)	$31,351,783

15. Significant Subsidiaries

We have determined that for the nine month period ended July 31, 2017, there were no portfolio companies that met the conditions of a significant subsidiary.  For the nine month period ended July 31, 2016, MVC Automotive and RuMe, unconsolidated portfolio companies, met the conditions of a significant subsidiary.  The financial information presented below includes summarized balance sheets as of June 30, 2017 (the last fiscal quarter-end prior to July 31, 2017) and June 30, 2016, and income statements for the period October 1, 2016 to June 30, 2017 and October 1, 2015 to June 30, 2016.  The financial information below is based on unaudited financial statements and was furnished by each portfolio company and not prepared by the Company.

Balance Sheet	RuMe	MVC Automotive	RuMe	MVC Automotive
All numbers in thousands	As of June 30, 2017	As of June 30, 2017	As of June 30, 2016	As of June 30, 2016

Assets:
Total current assets	$2,774	$47,707	$2,560	$49,638
Tota non-current assets	631	24,177	547	24,988
Total Assets	$3,405	$71,884	$3,107	$74,626

Liabilities and Sharholders Equity:
Current Liabilities	$5,529	$54,294	$3,786	$55,865
Long-term liablities	1,749	15,848	1,564	16,566
Shareholders Equity	(3,873)	1,742	(2,243)	2,195
Total Liablities and Shareholders Equity	$3,405	$71,884	$3,107	$74,626

	RuMe	MVC Automotive	RuMe	MVC Automotive
	For the Period from	For the Period from	For the Period from	For the Period from
Income Statement	October 1, 2016 to	October 1, 2016 to	October 1, 2015 to	October 1, 2015 to
All numbers in thousands	June 30, 2017	June 30, 2017	June 30, 2016	June 30, 2016

Net Sales & Revenue	$10,391	$126,594	$9,892	$128,617
Cost of Sales	5,746	115,946	6,108	115,594
Gross Margin	4,645	10,648	3,784	13,023
Operating Expenses	4,863	11,112	5,102	13,544
Operating Income (Loss)	(218)	(464)	(1,318)	(521)
Income Tax (Benefit)	—	181	—	94
Interest Expense	502	1,014	73	1,259
Other Expenses (Income), Net	—	(494)	—	(2,326)
Net Income (Loss)	$(720)	$(1,165)	$(1,391)	$452

16. Subsequent Events

The Company’s Tender Offer expired at 5:00 p.m., New York City time, on August 18, 2017. A total of 3,634,597 shares of MVC’s common stock were properly tendered and not properly withdrawn at or below a purchase price of $10.40 per share. In accordance with the terms and conditions of the Tender Offer, MVC accepted for payment, on a pro rata basis, at a purchase price of $10.40, 1,442,307 shares properly tendered at or below the purchase price and not properly withdrawn before the expiration date, at an aggregate cost of $14,999,992.80, excluding fees and expenses relating to the Tender Offer.

On August 28, 2017, the Company received an exemptive order from the SEC that allows it to co-invest, subject to certain conditions, with certain affiliated private funds in first lien, second lien, mezzanine, structured debt and structured equity investments in small and middle market businesses and to undertake certain “follow-on” investments in companies in which the Company has already co-invested pursuant to the order. The Adviser has formed the TTGA C-I LP & TTGA MMF LP funds, which were co-applicants for the granted exemptive relief. Those funds have not yet commenced operations as of the date hereof. No transactions have been effected pursuant to the exemptive order.

On August 31, 2017, Credit Facility II was renewed and decreased to a $25 million revolving credit facility, which expires on August 31, 2018.  There was no change to the interest rate or unused fee on the revolving credit facility. The Company paid closing costs associated with this transaction of $62,500.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.             Financial Statements.

The following financial statements of MVC Capital, Inc. (the “Company” or the “Registrant”) are included in this registration statement in “Part A: Information Required in a Prospectus”:

AUDITED FINANCIAL STATEMENTS

UNAUDITED FINANCIAL STATEMENTS

Page
Consolidated Balance Sheets
July 31, 2017 (Unaudited) and October 31, 2016	F-63

Consolidated Statement of Operations
For the Nine Month Period November 1, 2016 to July 31, 2017 (Unaudited)	F-64
For the Nine Month Period November 1, 2015 to July 31, 2016 (Unaudited)	F-64

Consolidated Statement of Operations
For the Quarter May 1, 2017 to July 31, 2017 (Unaudited)	F-65
For the Quarter May 1, 2016 to July 31, 2016 (Unaudited)	F-65

Consolidated Statement of Cash Flows
For the Nine Month Period November 1, 2016 to July 31, 2017 (Unaudited)	F-66
For the Nine Month Period November 1, 2015 to July 31, 2016 (Unaudited)	F-66

Consolidated Statement of Changes in Net Assets
For the Nine Month Period November 1, 2016 to July 31, 2017 (Unaudited)	F-67
For the Nine Month Period November 1, 2015 to July 31, 2016 (Unaudited)	F-67
For the Year ended October 31, 2016	F-67

Consolidated Selected Per Share Data and Ratios
For the Nine Month Period November 1, 2016 to July 31, 2017 (Unaudited)	F-68
For the Nine Month Period November 1, 2015 to July 31, 2016 (Unaudited)	F-68
For the Year ended October 31, 2016	F-68

Consolidated Schedule of Investments
July 31, 2017 (Unaudited)	F-70
October 31, 2016	F-71

Notes to Consolidated Financial Statements	F-73

2.             Exhibits.

Exhibit Number	Description
a.1	Certificate of Incorporation. (Incorporated by reference to Exhibit 99.a filed with the Registrant’s initial Registration Statement on Form N-2 (File No. 333-92287) filed on December 8, 1999)
a.2

Certificate of Amendment of Certificate of Incorporation. (Incorporated by reference to Exhibit 99.a.2 filed with the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-119625) filed on November 23, 2004).

b.1

Fifth Amended and Restated Bylaws (Incorporated by reference to Exhibit 99.b filed with the Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333-125953) filed on August 29, 2005).

b.2	Sixth Amended and Restated Bylaws. (Incorporated by reference to Exhibit 3.(A) filed with the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on March 12, 2014).
c.	Not applicable.
d.1	Form of Share Certificate. (Incorporated by reference to Exhibit 99.d.1 filed with Registrant’s Registration Statement on Form N-2/A (File No. 333-119625) filed on November 23, 2004).
d.2

Form of Indenture, dated February 26, 2013, between Registrant and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit d.2 filed with Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-184803) filed on February 26, 2013).

d.3

Form of First Supplemental Indenture relating to the 7.25% Senior Unsecured Notes due 2023, dated February 26, 2013, between the Registrant and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit d.3 filed with Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-184803) filed on February 26, 2013).

d.4

Form of 7.25% Senior Unsecured Notes due 2023. (Incorporated by reference to Exhibit d.4 filed with Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-184803) filed on February 26, 2013).

e.	Amended Dividend Reinvestment Plan, as amended. (Incorporated by reference to Exhibit 99 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 11, 2017).
f.	Not applicable.
g.

Amended and Restated Investment Advisory and Management Agreement between the Registrant and The Tokarz Group Advisers LLC. (Incorporated by reference to Exhibit 10.1 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

h.	Not applicable.
i.	Not applicable.
j.1

Form of Custody Agreement between Registrant and U.S. Bank National Association. (Incorporated by reference to Exhibit 99.j.1 filed with Registrant’s Registration Statement on Form N-2/A (File No. 333-119625) filed on November 23, 2004).

j.2

Form of Amendment to Custody Agreement between Registrant and U.S. Bank National Association. (Incorporated by reference to Exhibit 99.j.2 filed with Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-119625) filed on February 21, 2006).

j.3

Form of Amendment to Custody Agreement between Registrant and U.S. Bank National Association. (Incorporated by reference to Exhibit 10.4 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

j.4

Form of Amendment to Custody Agreement between Registrant and U.S. Bank National Association. (Incorporated by reference to Exhibit 10.3 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 11, 2012).

j.5

Form of Amendment to Custody Agreement between Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit 10.7 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.1

Form of Transfer Agency Letter Agreement with Registrant and EquiServe Trust Company, N.A. (Incorporated by reference to Exhibit 99.k.2 filed with Registrant’s Registration Statement on Form N-2/A (File No. 333-119625) filed on November 23, 2004).

k.2

Form of Fee and Service Schedule Amendment to Transfer Agency Agreement with Registrant and Computershare Trust Company, N.A. (Incorporated by reference to Exhibit 10.1 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 8, 2009).

k.3

Form of Fee and Service Schedule Amendment to Transfer Agency Agreement with Registrant and Computershare Trust Company, N.A. (Incorporated by reference to Exhibit 10.1 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 10, 2012).

k.4

Form of Fee and Service Schedule Amendment to Transfer Agency Agreement with Registrant and Computershare Trust Company, N.A. (Incorporated by reference to Exhibit 10.10 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.5

Form of Fund Administration Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Incorporated by reference to Exhibit 99.k.6 filed with Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-119625) filed on February 21, 2006).

k.6

Form of Fund Accounting Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Incorporated by reference to Exhibit 99.k.7 filed with Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-119625) filed on February 21, 2006).

k.7

Form of First Amendment to Fund Administration Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Incorporated by reference to Exhibit 10.2 with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

k.8

Form of Second Amendment to Fund Administration Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Incorporated by reference to Exhibit 10.2 with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 11, 2012).

k.9

Form of Third Amendment to Fund Administration Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit 10.15 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.10

Form of First Amendment to Fund Accounting Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Incorporated by reference to Exhibit 10.3 with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

k.11

Form of Second Amendment to Fund Accounting Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Incorporated by reference to Exhibit 10.2 with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

k.12

Form of Third Amendment to Fund Accounting Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit 10.18 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.13

Form of Custody Agreement between Registrant and JP Morgan Chase Bank, N.A. (Previously filed as Exhibit 10 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on December 21, 2010).

k.14

Form of Subscription Agreement, dated April 26, 2013. (Incorporated by reference to Exhibit k.15 filed with Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-184803) filed on April 26, 2013).

k.15

Credit Agreement between MVC Capital Inc. and Branch Banking and Trust Company. (Incorporated by reference to Exhibit 10.(A) with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 9, 2013).

k.16

Amended and Restated Custody Agreement between MVC Capital, Inc. and Branch Banking and Trust Company. (Incorporated by reference to Exhibit 10.(B) with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 9, 2013).

k.17

Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10.(A) with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on March 12, 2014).

k.18

Second Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10. (A) with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 6, 2014).

k.19

Third Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10(A) with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 9, 2014).

k.20

Fourth Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10.26 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.21

Fifth Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10.27 filed with Registrant’s Annual Report on Form 10-K

(File No. 814-00201) filed on October 15, 2015).
k.22

Sixth Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10.28 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.23

Seventh Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10(A) filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on January 29, 2016).

k.24

Eighth Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on August 29, 2016).

k.25

Ninth Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on August March 13, 2017)

k.26

Tenth Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on August September 11, 2017)

k.27

Loan Agreement between MVC Capital, Inc. and Firstrust Bank (Incorporated by reference to Exhibit 10.29 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.28

Amended and Restated Loan Agreement between MVC Capital, Inc. and Firstrust Bank (Incorporated by reference to Exhibit 10.30 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.29

Amendment to the Amended and Restated Loan Agreement between MVC Capital, Inc. and Firstrust Bank (Incorporated by reference to Exhibit 10(A) filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on December 1, 2015).

k.30

Credit Agreement between MVC Capital, Inc., Santander Bank, N.A. and Wintrust Bank (Incorporated by reference to Exhibit 10(B) filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on January 29, 2016).

k.31

First Amendment to the Credit Agreement between MVC Capital, Inc., Santander Bank, N.A. and Wintrust Bank (Incorporated by reference to Exhibit 10.35 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed January 17, 2017).

k.32

Second Amendment to the Credit Agreement between MVC Capital, Inc., Santander Bank, N.A. and Wintrust Bank (Incorporated by reference to Exhibit 10 filed with the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 8, 2017).

l.1	Opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Company**
m.	Not applicable.
n.1	Consent of Grant Thornton LLP, filed herewith**
n.2	Consent of Ernst & Young LLP, filed herewith. **
n.3	Opinion of Grant Thornton LLP, regarding “Senior Securities” table, filed herewith. **
o.	Not applicable.
p.	Not applicable.
q.	Not applicable.
r	Amended Joint Code of Ethics of the Registrant and The Tokarz Group Advisers LLC.**

**Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

Item 27. Other Expenses of Issuance and Distribution**

Commission registration fee	$28,975
FINRA filing fee	$25,500
Printing and engraving	$100,000
Accounting fees and expenses	$75,000
Legal fees and expenses	$200,000
Total	$429,475

**          Figures are estimated for filing purposes.

Item 28. Persons Controlled by or Under Common Control with Registrant

Direct Subsidiaries

Set forth below is the name of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

MVC Financial Services, Inc. (Delaware) 100%

MVC Cayman (Cayman Islands) 100%

MVC Partners LLC (Delaware) 100%

Our subsidiaries are consolidated for financial reporting purposes.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock at September 1, 2017.

Title of Class	Number of Record Holders
Common stock, $.01 par value	5,000

Item 30. Indemnification

The Certificate of Incorporation of the Registrant provides that its directors and officers shall, and its agents in the discretion of the Board may be indemnified to the fullest extent permitted from time to time by the laws of Delaware, provided, however, that such indemnification is limited by the Investment Company Act of 1940 or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The Registrant’s Fifth Amended and Restated Bylaws, however, provide that the Registrant may not indemnify any director or officer against liability to the Registrant or its security holders to which he or she might otherwise be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the investment adviser, The Tokarz Group Advisers LLC (the “Adviser”) and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Company — TTG Advisers.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-67221), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)         the Registrant, MVC Capital, Inc., 287 Bowman Avenue, Purchase, NY 10577;

(2)         the transfer agent, Computershare Ltd., 250 Royall Street, Canton, Massachusetts 02021;

(3)         the custodian, US Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212; and

(4)         the investment adviser, TTG Advisers LLC, 287 Bowman Avenue, Purchase, NY 10577.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

We hereby undertake:

(1)         to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement or (b) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)         Not applicable.

(3)         Not applicable.

(4)         (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)             to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)          to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)       to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)         that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)          to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)         that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)          that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)         that, for the purpose of determining any liability under the Securities Act, (i) the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and (ii) each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)         Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Westchester, in the State of New York, on this day, the 22nd day of September, 2017.

MVC Capital, Inc.

By:	/s/ Michael T. Tokarz
Michael T. Tokarz
Director and Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 22, 2017.

SIGNATURE	TITLE

/s/ Michael T. Tokarz	Director and Chairman of the Board
Michael T. Tokarz

/s/ Emilio A. Dominianni	Director
Emilio A. Dominianni

/s/ Phillip Goldstein	Director
Phillip Goldstein

/s/ Gerald Hellerman	Director
Gerald Hellerman

/s/ Warren Holtsberg	Director
Warren Holtsberg

/s/ Robert C. Knapp	Director
Robert C. Knapp

/s/ William Taylor	Director
William Taylor